Exhibit 10.1

EXECUTION VERSION

SECOND OMNIBUS AMENDMENT

This SECOND OMNIBUS AMENDMENT (this “Amendment”) is made as of March 7, 2013, among CHS RECEIVABLES FUNDING, LLC, a Delaware limited liability company (“Receivables Funding”), as Borrower and as the Company, THE BANK OF NOVA SCOTIA (“Scotia”), as a Committed Lender and as a Managing Agent, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CA-CIB”), as a Committed Lender, as a Managing Agent and as Administrative Agent, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (“BTMU”), as a Committed Lender and as a Managing Agent, ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Lender, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Conduit Lender, VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Lender, COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION (“Professional Services”), a Delaware corporation, as Collection Agent under each of the Receivables Loan Agreement, Contribution Agreement, and Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement, the “Authorized Representative”), CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“CHS”), as Transferor, as Buyer and individually (as the provider of a performance undertaking), and EACH OF THE OTHER PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AFFILIATED WITH CHS/COMMUNITY HEALTH SYSTEMS, INC., as Originators. All capitalized terms used herein without reference shall have the meanings assigned to such terms in the Receivables Loan Agreement, Contribution Agreement or Sale Agreement (as each is defined below), as applicable, in each case after giving effect to this Amendment.

WHEREAS, Receivables Funding, as Borrower, Scotia, as a Committed Lender and as a Managing Agent, CA-CIB, as a Committed Lender, as a Managing Agent and as Administrative Agent, the other Lenders party thereto and Professional Services, as Collection Agent, have entered into the Receivables Loan Agreement, dated as of March 21, 2012 (as amended, restated, supplemented or otherwise modified, the “Receivables Loan Agreement”);

WHEREAS, BTMU has agreed to join and be bound by the Receivables Loan Agreement and each other applicable Facility Document as a Committed Lender and as a Managing Agent thereunder, and Victory has agreed to join and be bound by the Receivables Loan Agreement and each other applicable Facility Document as a Conduit Lender thereunder, pursuant to an Assignment and Acceptance entered into in accordance with Section 10.06 of the Receivables Loan Agreement;

WHEREAS, CHS, as Transferor, Receivables Funding, as the Company, and Professional Services, as Collection Agent thereunder, have entered into the Receivables Purchase and Contribution Agreement, dated as of March 21, 2012 (as amended, restated, modified or supplemented prior to the date hereof, the “Contribution Agreement”);

WHEREAS, the Initial Originators, as originators, Professional Services, as Collection Agent and Authorized Representative thereunder, and CHS, as Buyer, have entered into the Receivables Sale Agreement, dated as of March 21, 2012 (as amended, restated, modified or supplemented prior to the date hereof, the “Sale Agreement”);

WHEREAS, each of the Supplemental Originators has agreed to join and be bound by the Sale Agreement and each other applicable Facility Document as an Originator thereunder; and

WHEREAS, the parties hereto desire to amend certain provisions of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement, pursuant to Section 10.01 of the Receivables Loan Agreement, Section 9.01 of the Contribution Agreement and Section 9.01 of the Sale Agreement, and take the other actions set forth herein, and have agreed to do so subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. New Committed Lender, Managing Agent and Conduit Lender. On the Amendment Effective Date and immediately before giving effect to the other provisions of this Amendment, BTMU and Victory shall join in and agree to be bound as party to the Receivables Loan Agreement, as a Committed Lender and Managing Agent or Conduit Lender thereunder, as applicable, and agree to be bound in such capacity or capacities by each other applicable Facility Document in connection therewith. Such joinder shall constitute an assignment pursuant to Section 10.06 of the Receivables Loan Agreement and shall be effected by the execution and delivery by BTMU and Victory, on or prior to the Amendment Effective Date, of an Assignment and Acceptance in the form of Annex A hereto in its capacity or capacities as a Committed Lender and Managing Agent or Conduit Lender, as applicable. The Borrower hereby acknowledges it has provided its prior written consent to such assignments in accordance with Section 10.06 of the Receivables Loan Agreement.

SECTION 2. Supplemental Originators. On the Amendment Effective Date, and pursuant to Section 9.14 of the Sale Agreement, each of the parties listed on Schedule I hereto (collectively, the “Supplemental Originators”, and each, a “Supplemental Originator”) shall be added as Originators under the Sale Agreement, subject to the satisfaction of the conditions listed in Section 9.14 of the Sale Agreement, including the execution and delivery by each Supplemental Originator of a joinder agreement in the form of Annex B hereto. Each such addition is hereby agreed by the Buyer and the Administrative Agent, as the Buyer’s assignee under the Assignment of Agreements.

SECTION 3. Modifications to Receivables Loan Agreement. On the Amendment Effective Date, the Receivables Loan Agreement (including Schedules and Exhibits) is hereby amended in its entirety to read in the form of such Receivables Loan Agreement (including Schedules and Exhibits) attached hereto as Annex C.

SECTION 4. Modifications to Contribution Agreement. On the Amendment Effective Date, the Contribution Agreement (including Schedules and Exhibits) is hereby amended in its entirety to read in the form of such Contribution Agreement (including Schedules and Exhibits) attached hereto as Annex D.

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SECTION 5. Modifications to Sale Agreement. On the Amendment Effective Date, the Sale Agreement (including Schedules and Exhibits) is hereby amended in its entirety to read in the form of such Sale Agreement (including Schedules and Exhibits) attached hereto as Annex E.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which the following conditions have been satisfied (in form and substance reasonably acceptable to the Administrative Agent):

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by each of the Borrower, the Company, the Collection Agent (as Collection Agent under each of the Receivables Loan Agreement, the Contribution Agreement, and the Sale Agreement), the Authorized Representative, the Transferor, the Buyer, the Initial Originators, the Supplemental Originators, the Managing Agents, the Committed Lenders, the Conduit Lenders and the Administrative Agent.

(b) The Administrative Agent shall have received the items listed in Schedule II.

(c) All fees and expenses required to be paid prior to an Advance under the Receivables Loan Agreement (as amended and restated pursuant to this Amendment) pursuant to (i) the Receivables Loan Agreement (as amended and restated pursuant to this Amendment) and (ii) the Amended and Restated Fee Letter shall have been paid.

(d) Each Managing Agent and the Administrative Agent shall have completed satisfactory due diligence and obtained the requisite credit approvals.

SECTION 7. Representations and Warranties.

(a) Each of the CHS Parties represents and warrants as of the date hereof that (i) it has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the performance of the Receivables Loan Agreement, Contribution Agreement, Sale Agreement and the other Facility Documents, each as amended hereby, and (ii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment other than such as has been met or obtained and are in full force and effect.

(b) Each of the CHS Parties represents and warrants as of the date hereof that each of this Amendment and each Facility Document (as amended by this Amendment, as applicable) constitutes such Person’s legal, valid and binding obligation, enforceable against such person in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) Each of the Borrower and the Collection Agent makes each of the representations and warranties contained in Sections 4.01 and 4.02, respectively, of the Receivables Loan Agreement as of the date hereof, in each case after giving effect to this Amendment, except for those representations and warranties that refer to specific dates, which are made as of the dates indicated therein.

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(d) Each of the Borrower and the Collection Agent further represents and warrants that, both before and after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default, or would, with the passage of time or the giving of notice, constitute an Event of Default.

SECTION 8. Facility Document. This Amendment shall constitute a Facility Document under the terms of the Receivables Loan Agreement as amended hereby.

SECTION 9. Further Assurances. The Borrower and the Collection Agent agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 10. Confirmation of Agreements. On and after the date hereof, all references to each of the Receivables Loan Agreement, the Contribution Agreement, and the Sale Agreement in the Facility Documents and the other documents and instruments delivered pursuant to or in connection with such Facility Documents shall mean, respectively, (i) the Receivables Loan Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms, (ii) the Contribution Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms, and (iii) the Sale Agreement as amended by this Amendment, and as hereafter modified, amended or restated in accordance with its terms. Except as herein expressly amended, each of the Receivables Loan Agreement, the Contribution Agreement and the Sale Agreement are ratified and confirmed in all respects and shall remain in full force and effect in accordance with each agreement’s respective terms.

SECTION 11. Confirmation of Undertaking. CHS, as undertaking party under the Collection Agent Performance Undertaking, dated as of March 21, 2012 (the “Performance Undertaking”), in favor of CA-CIB as administrative agent on behalf of the Lenders, hereby consents to the amendments to (i) the Receivables Loan Agreement set forth in Section 3 of this Amendment, (ii) the Contribution Agreement set forth in Section 4 of this Amendment, and (iii) the Sale Agreement set forth in Section 5 of this Amendment, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Performance Undertaking heretofore executed and delivered by it is, and shall continue to be, in full force and effect in accordance with its terms and shall apply to the Receivables Loan Agreement, Contribution Agreement and Sale Agreement, each as amended by this Amendment, and the Performance Undertaking is hereby so ratified and confirmed.

SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK

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COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER FACILITY DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

SECTION 13. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 14. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 15. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

CHS RECEIVABLES FUNDING, LLC,
as Borrower and as Company

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION, as Collection Agent under each of the Receivables Loan Agreement, Contribution Agreement and Sale Agreement and as Authorized Representative

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

CHS/COMMUNITY HEALTH SYSTEMS, INC., as Transferor, as Buyer and individually

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

Signature Page to Second Omnibus Amendment

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, as a Managing Agent and as a Committed Lender

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Lender

By:	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as attorney-in-fact

By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

Signature Page to Second Omnibus Amendment

THE BANK OF NOVA SCOTIA, as a Managing Agent and as a Committed Lender

By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

LIBERTY STREET FUNDING LLC,
as a Conduit Lender

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

Signature Page to Second Omnibus Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Managing Agent

By:	/s/ Luna Mills
	Name:	Luna Mills
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Committed Lender

By:	/s/ B. McNany
	Name:	B. McNany
	Title:	Vice President

VICTORY RECEIVABLES CORPORATION, as a Conduit Lender

By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

Signature Page to Second Omnibus Amendment

ORIGINATORS:

AFFINITY HOSPITAL, LLC
BERWICK HOSPITAL COMPANY, LLC
BLUEFIELD HOSPITAL COMPANY, LLC
BLUFFTON HEALTH SYSTEM LLC
BULLHEAD CITY HOSPITAL CORPORATION
CARLSBAD MEDICAL CENTER, LLC
CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC
COATESVILLE HOSPITAL CORPORATION
CRESTVIEW HOSPITAL CORPORATION
DEACONESS HEALTH SYSTEM, LLC
DHSC, LLC
DUKES HEALTH SYSTEM, LLC
DYERSBURG HOSPITAL CORPORATION
EMPORIA HOSPITAL CORPORATION
FOLEY HOSPITAL CORPORATION
FRANKLIN HOSPITAL CORPORATION
GADSDEN REGIONAL MEDICAL CENTER, LLC
GALESBURG HOSPITAL CORPORATION
GRANBURY HOSPITAL CORPORATION
GRANITE CITY ILLINOIS HOSPITAL COMPANY, LLC
GREENBRIER VMC, LLC
HOSPITAL OF MORRISTOWN, INC.
JACKSON, TENNESSEE HOSPITAL COMPANY, LLC
JOURDANTON HOSPITAL CORPORATION
KAY COUNTY OKLAHOMA HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

Signature Page to Second Omnibus Amendment

ORIGINATORS (CONT.):

LAKE WALES HOSPITAL CORPORATION
LANCASTER HOSPITAL CORPORATION
LAS CRUCES MEDICAL CENTER, LLC
LEA REGIONAL HOSPITAL, LLC
MARTIN HOSPITAL CORPORATION
MARY BLACK HEALTH SYSTEM LLC
MCKENZIE-WILLAMETTE REGIONAL MEDICAL CENTER ASSOCIATES, LLC
MCNAIRY HOSPITAL CORPORATION
MCSA, L.L.C.
MOBERLY HOSPITAL COMPANY, LLC
NANTICOKE HOSPITAL COMPANY, LLC
NATIONAL HEALTHCARE OF LEESVILLE, INC.
NATIONAL HEALTHCARE OF MT. VERNON, INC.
NORTHAMPTON HOSPITAL COMPANY, LLC
NORTHWEST HOSPITAL, LLC
ORO VALLEY HOSPITAL, LLC
PAYSON HOSPITAL CORPORATION
PETERSBURG HOSPITAL COMPANY, LLC
PHOENIXVILLE HOSPITAL COMPANY, LLC
POTTSTOWN HOSPITAL COMPANY, LLC
PORTER HOSPITAL, LLC
QHG OF ENTERPRISE, INC.
QHG OF SOUTH CAROLINA, INC.
ROSWELL HOSPITAL CORPORATION
RUSTON LOUISIANA HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

Signature Page to Second Omnibus Amendment

ORIGINATORS (CONT.):

SAN MIGUEL HOSPITAL CORPORATION
SCRANTON HOSPITAL COMPANY, LLC
SHELBYVILLE HOSPITAL CORPORATION
SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC
SPOKANE VALLEY WASHINGTON HOSPITAL COMPANY, LLC
SPOKANE WASHINGTON HOSPITAL COMPANY, LLC
ST. JOSEPH HEALTH SYSTEM LLC
TOMBALL TEXAS HOSPITAL COMPANY, LLC
TOOELE HOSPITAL CORPORATION
WARREN OHIO HOSPITAL COMPANY, LLC
WARREN OHIO REHAB HOSPITAL COMPANY, LLC
WARSAW HEALTH SYSTEM LLC
WAUKEGAN ILLINOIS HOSPITAL COMPANY, LLC
WEATHERFORD TEXAS HOSPITAL COMPANY, LLC
WESLEY HEALTH SYSTEM, LLC
WEST GROVE HOSPITAL COMPANY, LLC
WILKES-BARRE HOSPITAL COMPANY, LLC
WOMEN & CHILDREN’S HOSPITAL, LLC
YOUNGSTOWN OHIO HOSPITAL COMPANY, LLC

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

Signature Page to Second Omnibus Amendment

ORIGINATORS (CONT.):

BROWNWOOD HOSPITAL, L.P.

By:	Brownwood Medical Center, LLC
Its:	General Partner

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

COLLEGE STATION HOSPITAL, L.P.

By:	College Station Medical Center, LLC
Its:	General Partner

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

IOM HEALTH SYSTEM, L.P.

By:	Lutheran Health Network Investors, LLC
Its:	General Partner

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

Signature Page to Second Omnibus Amendment

ORIGINATORS (CONT.):

LAREDO TEXAS HOSPITAL COMPANY, L.P.

By:	Webb Hospital Corporation
Its:	General Partner

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

LONGVIEW MEDICAL CENTER, L.P.

By:	Regional Hospital of Longview, LLC
Its:	General Partner

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

NAVARRO HOSPITAL, L.P.

By:	Navarro Regional, LLC
Its:	General Partner

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

Signature Page to Second Omnibus Amendment

ORIGINATORS (CONT.):

PINEY WOODS HEALTHCARE SYSTEM, L.P.

By:	Woodland Heights Medical Center, LLC
Its:	General Partner

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

REHAB HOSPITAL OF FORT WAYNE GENERAL PARTNERSHIP

By:	Lutheran Health Network Investors, LLC
Its:	General Partner

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

SAN ANGELO HOSPITAL, L.P.

By:	San Angelo Community Medical Center, LLC
Its: General Partner

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

VICTORIA OF TEXAS, L.P.

By:	Detar Hospital, LLC
Its: General Partner

By:	/s/ James W. Doucette
	Name:	James W. Doucette
	Title:	Vice President and Treasurer

Signature Page to Second Omnibus Amendment

Schedule I

Supplemental Originators

Hospital Name	Legal Entity Name	Jurisdiction	Address
Bluffton Regional Medical Center	Bluffton Health System LLC	DE	303 S. Main Street Bluffton, IN

Affinity Medical Center	DHSC, LLC	DE	875 Eighth Street, N.E. (P.O. Box 805) Massillon, OH

Dukes Memorial Hospital	Dukes Health System, LLC	DE	275 West 12th Street Peru, IN

Lutheran Hospital of Indiana	IOM Health System, L.P.	IN	7950 W. Jefferson Blvd. Fort Wayne, IN

Ponca City Medical Center	Kay County Oklahoma Hospital Company, LLC	OK	1900 North 14th Street Ponca City, OK

Springs Memorial Hospital	Lancaster Hospital Corporation	DE	800 W. Meeting Street Lancaster, SC

Special Care Hospital	Nanticoke Hospital Company, LLC	DE	128 West Washington Street Nanticoke, PA

Porter Hospital	Porter Hospital, LLC	DE	814 LaPorte Avenue Valparaiso, IN

Rehabilitation Hospital of Fort Wayne	Rehab Hospital of Fort Wayne General Partnership	DE	7970 West Jefferson Blvd. Fort Wayne, IN

Eastern New Mexico Medical Center	Roswell Hospital Corporation	NM	405 West Country Club Road Roswell, NM

Regional Hospital of Scranton	Scranton Hospital Company, LLC	DE	746 Jefferson Avenue Scranton, PA

Valley Hospital	Spokane Valley Washington Hospital Company, LLC	DE	12606 East Mission Avenue Spokane Valley, WA

Deaconess Hospital	Spokane Washington Hospital Company, LLC	DE	800 W. 5th Avenue Spokane, WA

Schedules to Second Omnibus Amendment

Hospital Name	Legal Entity Name	Jurisdiction	Address
St. Joseph Hospital	St. Joseph Health System LLC	DE	700 Broadway Fort Wayne, IN

Tomball Regional Medical Center	Tomball Texas Hospital Company, LLC	DE	605 Holderrieth Tomball, TX

Trumbull Memorial Hospital	Warren Ohio Hospital Company, LLC	DE	1350 E. Market St. Warren, OH

Hillside Rehabilitation Hospital	Warren Ohio Rehab Hospital Company, LLC	DE	8747 Squires Lane Northeast Warren, OH

Kosciusko Community Hospital	Warsaw Health System LLC	DE	2101 East DuBois Drive Warsaw, IN

Weatherford Regional Medical Center	Weatherford Texas Hospital Company, LLC	TX	713 E. Anderson Street Weatherford, TX

Wilkes-Barre General Hospital	Wilkes-Barre Hospital Company, LLC	DE	575 North River Street Wilkes-Barre, PA

Northside Medical Center	Youngstown Ohio Hospital Company, LLC	DE	500 Gypsy Lane Youngstown, OH

Schedules to Second Omnibus Amendment

Schedule II

Condition Precedent Documents

As required by Section 6 of the Amendment, each of the following items must be delivered to the Administrative Agent prior to the effectiveness of the Amendment. Unless otherwise indicated, each of the documents below is dated as of March 7, 2013:

Document/Action

1.	Amendment

Schedules to Amendment

Schedule I	Supplemental Originators

Schedule II	Condition Precedent Documents (Closing List)

Annexes to Amendment

Annex A	Form of Assignment and Acceptance

Annex B	Form of Joinder

Annex C	Receivables Loan Agreement

Schedules to Receivables Loan Agreement

Schedule I	Lenders

Schedule II	Condition Precedent Documents (Closing List)

Schedule III	[Intentionally Omitted]

Schedule IV	Non-Governmental Entity Obligor Concentration Percentages

Schedule V	Jurisdiction of Organization, Principal Place of Business, Chief Executive Office and Location of Records

Schedule VI	Specified Originators

Exhibits to Receivables Loan Agreement

Exhibit A	Form of Monthly Report

Exhibit B	Form of Performance Undertaking

Exhibit C-1	Form of Funding Request

Exhibit C-2	Form of Borrower Notice

Exhibit D	Form of Business Associate Agreement

Exhibit E	Form of Assignment of Agreements

Exhibit F-1	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Schedules to Second Omnibus Amendment

Document/Action

Exhibit F-2	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Exhibit F-3	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships for U.S. Federal Income Tax Purposes)

Exhibit F-4	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Annex D	Receivables Purchase and Contribution Agreement

Schedules to Receivables Purchase and Contribution Agreement

Schedule I	Condition Precedent Documents (Closing List)

Schedule II	Legal Name, Jurisdiction of Organization, Organizational ID Number, Principal Place of Business, Chief Executive Office Location of Records and Registered Names

Exhibits to Receivables Purchase and Contribution Agreement

Exhibit A	Form of Assignment of Agreements

Exhibit B	Form of Business Associate Agreement

Exhibit C	Form of Monthly Report

Annex E	Receivables Sale Agreement

Schedules to Receivables Sale Agreement

Schedule I	Originators

Schedule II	Condition Precedent Documents (Closing List)

Schedule III	Legal Name, Jurisdiction of Organization, Organizational ID Number, Principal Place of Business, Chief Executive Office Location of Records and Registered Names

Schedule IV	[Intentionally Omitted]

Schedule V	Specified Originators

Schedule VI	Tax Liens

Exhibits to Receivables Sale Agreement

Exhibit A	Form of Assignment of Agreements

Exhibit B	Form of Originator Note

Exhibit C	Form of Business Associate Agreement

Exhibit D	Form of Monthly Report

2.	Amended and Restated Business Associate Agreement

3.	Assignment and Acceptance for BTMU and Victory

Schedules to Second Omnibus Amendment

Document/Action

4.	Joinder Agreement for Supplemental Originators

5.	Amended and Restated Originator Note for Originators that are not Specified Originators

6.	Originator Note for each Supplemental Originator that is a Specified Originator

7.	Amended and Restated Deposit Account Notification Agreement (Government Healthcare Receivables) with Bank of America, N.A.

8.	Control Agreement with respect to Concentration Account with Fifth Third Bank

9.	Deposit Account Notification Agreement (Government Healthcare Receivables) with Fifth Third Bank

10.	Amended and Restated Fee Letter

11.	Officer’s Certificate of CHS concerning the requirements of Section 6.05(b)(ii) of the Parent Credit Agreement

12.	Officer’s Certificate of each of the Supplemental Originators certifying as to clauses (iii) and (v) of Section 9.14 of the Sale Agreement

13.	Secretary’s Certificate certifying and attaching (i) a copy of the certificate of incorporation or formation certified by the applicable Secretary of State, (ii) a copy of the operating agreement, by-laws or partnership agreement, as applicable, as amended through the date hereof, (iii) a copy of the resolutions adopted, (iv) the names and signatures of the officers authorized on its behalf to execute the agreements to be delivered by it and (v) a copy of each good standing certificate and (if principal place of business is not the same as its jurisdiction of organization) certificates of foreign qualification from the applicable Secretary of State or other official, dated as of a recent date (or certifying its good standing in its state of incorporation/organization, and its due qualification in every jurisdiction in which the nature of its business requires it to be so qualified and the failure to do so could reasonably be expected to have a Material Adverse Effect), for:

(a)	Borrower

(b)	Collection Agent

(c)	Each of the Originators

(d)	CHS

14.	Good standing certificates and (if principal place of business is not the same as its jurisdiction of organization) certificates of foreign qualification from the applicable Secretary of State or other official, dated as of a recent date, for each of the Supplemental Originators

Schedules to Second Omnibus Amendment

Document/Action

15.	Opinion of Kirkland & Ellis LLP, counsel for the Borrower, Collection Agent, Originators (located in Delaware and Illinois), CHS and Parent as to existence and good standing, due authorization and execution, non-contravention, governmental approvals, enforceability and creation, perfection and priority of security interests

16.	Supplement to opinions of Kirkland & Ellis LLP relating to issues of “true sale”

17.	Opinion of in-house counsel for Borrower, Collection Agent, Originators and CHS regarding additional corporate matters

18.	Opinion of Polsinelli Shughart PC, health care counsel for the Borrower, Collection Agent, Originators and CHS

19.	Opinion of Liechty & McGinnis, LLP, Texas local counsel for each of the Originators organized in such local counsel’s jurisdiction

20.	Opinion of Bingham Greenebaum Doll LLP, Indiana local counsel for each of the Originators organized in such local counsel’s jurisdiction

21.	Results of lien searches (including UCC and tax) from each of the relevant jurisdictions, dated as of a recent date, with respect to each of the Supplemental Originators

22.	Forms of UCC-1 Financing Statements (and UCC-3 Financing Statements as necessary) naming each Supplemental Originator, as debtor/seller, CHS, as secured party/purchaser, Borrower, as assignee, and CA-CIB, as Administrative Agent, as assignee of Borrower which form shall be filed on or prior to the Amendment Effective Date

23.	Forms of UCC-3 Financing Statements to amend existing financing statements covering the Receivables, Related Security or Collections previously filed against the Borrower, CHS or any Initial Originator in such Person’s jurisdiction of organization which forms shall be filed on or prior to the Amendment Effective Date

24.	Forms of financing statements, if any, necessary to terminate or amend any financing statements covering the Receivables, Related Security or Collections previously filed against any Supplemental Originator in such Person’s jurisdiction of organization which forms shall be filed on or prior to the Amendment Effective Date

Schedules to Second Omnibus Amendment

Document/Action

25.	Approval under Section 6.05(b)(ii) of the Parent Credit Agreement

26.	Delivery of the most recent monthly report on or before February 27, 2013, with respect to the January 2013 collection period

27.	Funding Request, dated at least one Business Day prior to the requested Advance date

28.	Amended and Restated Administrative Agent Fee Letter by Borrower and Administrative Agent

29.	Payment of fees and expenses

Schedules to Second Omnibus Amendment

Annex A

Form of Assignment and Acceptance

[See attached.]

Annexes to Second Omnibus Amendment

GROUP ASSIGNMENT AND ACCEPTANCE AGREEMENT

Dated [                    ]

Reference is made to the Receivables Loan Agreement, dated as of March 21, 2012 (as amended prior to the date hereof, the “Agreement”), among CHS RECEIVABLES FUNDING, LLC, a Delaware limited liability company (“Borrower”), ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company, as a Conduit Lender, LIBERTY STREET FUNDING LLC, a Delaware limited liability company, as a Conduit Lender, THE BANK OF NOVA SCOTIA, as a Committed Lender, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Lender, a Managing Agent and the Administrative Agent, and COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION, a Delaware corporation, as Collection Agent. Terms defined in the Agreement are used herein with the same meaning.

Atlantic Asset Securitization LLC, as a Conduit Lender (“CA-CIB Conduit Lender Assignor”), Credit Agricole Corporate and Investment Bank, as a Committed Lender (“CA-CIB Committed Lender Assignor”) and Credit Agricole Corporate and Investment Bank, as a Managing Agent (“CA-CIB Managing Agent Assignor”, and together with CA-CIB Conduit Lender Assignor and CA-CIB Committed Lender Assignor, the “CA-CIB Assignors”), Liberty Street Funding LLC, as a Conduit Lender (“Scotia Conduit Lender Assignor”), The Bank of Nova Scotia, as a Committed Lender (“Scotia Committed Lender Assignor”) and The Bank of Nova Scotia, as a Managing Agent (“Scotia Managing Agent Assignor”, and together with Scotia Conduit Lender Assignor and Scotia Committed Lender Assignor, “Scotia Assignors”; the Scotia Assignors together with the CA-CIB Assignors, the “Assignors”), Victory Receivables Corporation (“Conduit Lender Assignee”), The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“Committed Lender Assignee”) and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“Managing Agent Assignee”, and together with Conduit Lender Assignee and Committed Lender Assignee, the “Assignees”), and Borrower, agree as follows:

SECTION 1. Assignment and Acceptance of Interest.

(i) Purchase and Sale of Interest. Pursuant to Section 10.06 of the Agreement:

(a)

The CA-CIB Assignors hereby sell and assign to the Assignees, and the Assignees hereby purchase and assume from the CA-CIB Assignors, an interest in and to part of the CA-CIB Assignors’ rights and obligations under the Agreement as of the date hereof equal to the percentage (the “CA-CIB Percentage”) interest specified in Section 1 of Annex I hereto of all outstanding rights and obligations of all Conduit Lenders and all Committed Lenders under the Agreement, such that Conduit Lender Assignee will assume the portion of CA-CIB Conduit Lender Assignor’s Revolving Principal Balance specified in Section 2 of Annex I hereto and Committed Lender Assignee will assume the portion of CA-CIB Committed Lender Assignor’s Revolving Principal Balance and the portion of CA-CIB Committed

Lender Assignor’s Commitment specified in Section 2 of Annex I hereto. As consideration for the sale and assignment contemplated in this Section 1(i)(a), Conduit Lender Assignee and/or Committed Lender Assignee, as the case may be, shall pay to CA-CIB Managing Agent Assignor for CA-CIB Conduit Lender Assignor and CA-CIB Committed Lender Assignor on the Effective Date (as hereinafter defined) by wire transfer of immediately available funds pursuant to the wire instructions set forth in Section 3 of Annex I hereto an amount equal to $[ ] representing the purchase price payable by the applicable Assignees for the interests in the portion of the Revolving Principal Balances sold and assigned to the applicable Assignees under this Section 1(i)(a).

(b)	The Scotia Assignors hereby sell and assign to the Assignees, and the Assignees hereby purchase and assume from the Scotia Assignors, an interest in and to part of the Scotia Assignors’ rights and obligations under the Agreement as of the date hereof equal to the percentage (the “Scotia Percentage”) interest specified in Section 1 of Annex I hereto of all outstanding rights and obligations of all Conduit Lenders and all Committed Lenders under the Agreement, such that Conduit Lender Assignee will assume the portion of Scotia Conduit Lender Assignor’s Revolving Principal Balance specified in Section 2 of Annex I hereto and Committed Lender Assignee will assume the portion of Scotia Committed Lender Assignor’s Revolving Principal Balance and the portion of Scotia Committed Lender Assignor’s Commitment specified in Section 2 of Annex I hereto. As consideration for the sale and assignment contemplated in this Section 1(i)(b), the Conduit Lender Assignee and/or the Committed Lender Assignee, as the case may be, shall pay to Scotia Managing Agent Assignor for Scotia Conduit Lender Assignor and Scotia Committed Lender Assignor on the Effective Date (as hereinafter defined) by wire transfer of immediately available funds pursuant to the wire instructions set forth in Section 4 of Annex I hereto an amount equal to $[ ] representing the purchase price payable by the applicable Assignees for the interests in the portion of the Revolving Principal Balances sold and assigned to the applicable Assignees under this Section 1(i)(b).

(ii) After giving effect to such sales and assignments, (a) the Assignees shall hold a total interest in and to part of all Assignors’ rights and obligations under the Agreement as of the date hereof equal to the percentage (the “Total Percentage”) interest specified in Section 1 of Annex I hereto of all outstanding rights and obligations of all Conduit Lenders and all Committed Lenders under the Agreement and (b)(i) the Conduit Lender Assignee will become a party to the Agreement as a Conduit Lender and the Revolving Principal Balance held by the Conduit Lender Assignee will be as set forth in Section 2 of Annex I hereto, (ii) the Committed Lender Assignee will become a party to the Agreement as a Committed Lender and the Revolving Principal Balance held by such Committed Lender Assignee and the Commitment of such Committed Lender Assignee will be as set forth in Section 2 of Annex I hereto and (iii) the Managing Agent Assignee will become a party to the Agreement as the Managing Agent for the Lender Group which includes the Conduit Lender Assignee and the Committed Lender Assignee.

2

(iii) Pursuant to Section 10.06(b) of the Agreement, Borrower hereby consents to the assignment by the Assignors described in Section 1(i) and (ii) above.

SECTION 2. Representations and Disclaimers of Assignors. Each Assignor:

(i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;

(ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto; and

(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, Professional Services, CHS, any Originator, or any other party to the Agreement or to any other Facility Document or the performance or observance by Borrower, Professional Services, CHS, any Originator, or any other party to the Agreement or to any other Facility Document of any of its respective obligations under the Agreement, any Facility Document or any other instrument or document furnished pursuant thereto.

SECTION 3. Representations and Agreements of Assignees. Each Assignee:

(i) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.02(b) of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Group Assignment and Acceptance Agreement;

(ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Managing Agent, any Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement;

(iii) appoints and authorizes the Administrative Agent and the Managing Agent Assignee to take such action as agent on its behalf and to exercise such powers under the Agreement and the other Transaction Documents as are delegated to the Administrative Agent and the Managing Agent Assignee, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto;

3

(iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement and this Group Assignment and Acceptance Agreement are required to be performed by it as a Conduit Lender, in the case of the Conduit Lender Assignee, as a Committed Lender, in the case of the Committed Lender Assignee, and as a Managing Agent, in the case of the Managing Agent Assignee;

(v) specifies as its address for notices the office set forth beneath its name on the signature pages hereof;

(vi) represents that this Group Assignment and Acceptance Agreement has been duly authorized, executed and delivered by it pursuant to its organizational powers and constitutes its legal, valid and binding obligation;

(vii) if it is organized under the laws of a jurisdiction outside the United States, (A) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to such Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Assignee under the Agreement or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty, and (B) agrees to provide the Administrative Agent and the Managing Agent Assignee (to the extent permitted by applicable law) with similar forms for each subsequent tax year of such Assignee in which payments are to be made to such Assignee under the Agreement;

(viii) if it is a Conduit Lender Assignee, it represents that it is a receivables investment company which (a) in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables, (b) has a short term debt rating of at least A-1 from S&P or P-1 from Moody’s, and (c) has an office in the United States;

(ix) if it is a Committed Lender Assignee, it represents that it is a commercial bank which (a) has combined capital and surplus of at least $250,000,000, and (b) has an office in the United States;

(x) if it is a Managing Agent Assignee, it represents that (a) it is a commercial bank which has combined capital and surplus of at least $250,000,000, or a wholly owned subsidiary of such bank, (b) it or such bank or subsidiary (as applicable) has an office in the United States and, (c) it or such commercial bank (as applicable) acts as the administrative agent or manager of the Conduit Lender Assignee.

SECTION 4. Effectiveness of Assignment.

(i) Following the execution of this Group Assignment and Acceptance by the Assignors and the Assignees, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Group Assignment and Acceptance shall be the date on which the Administrative Agent receives this Group Assignment and Acceptance executed by the parties hereto, subject to the prior approval of Borrower in accordance with the terms of the Agreement, or (if applicable) the later of such date and the date specified in Section 5 of Annex I hereto (the “Effective Date”).

4

(ii) Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) each of the Assignees shall be a party to the Agreement and, to the extent provided in this Group Assignment and Acceptance Agreement, have the rights and obligations of a Conduit Lender, Committed Lender and Managing Agent thereunder and hereunder, as applicable and (ii) each of the Assignors shall, to the extent provided in this Group Assignment and Acceptance Agreement, relinquish its rights and be released from its obligations under the Agreement.

(iii) Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent, the Managing Agent Assignee, Borrower or the Collection Agent, as the case may be, shall make all payments under the Agreement in respect of the interests assigned hereby (including, without limitation, all payments of interest and fees with respect thereto) to the applicable Assignees. Each of the Assignors and Assignees shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves.

SECTION 5. GOVERNING LAW. THIS GROUP ASSIGNMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY HERETO.

SECTION 6. Counterparts. This Group Assignment and Acceptance Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Group Assignment and Acceptance Agreement by facsimile or by electronic mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7. Headings. The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

[Remainder of this page intentionally left blank]

5

IN WITNESS WHEREOF, the parties hereto have caused this Group Assignment and Acceptance Agreement to be executed as of the date first above written.

ATLANTIC ASSET SECURITIZATION LLC, as CA-CIB Conduit Lender Assignor

By:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as attorney-in-fact

By:
Name:
Title:

By:
Name:
Title:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as CA-CIB Committed Lender Assignor and as CA-CIB Managing Agent Assignor

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Group Assignment and Acceptance Agreement]

LIBERTY STREET FUNDING LLC, as Scotia Conduit Lender Assignor

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Scotia Committed Lender Assignor and as Scotia Managing Agent Assignor

By:
Name:
Title:

[Signature Page to Group Assignment and Acceptance Agreement]

VICTORY RECEIVABLES CORPORATION, as Conduit Lender Assignee

By:
Name:
Title:

Victory Receivables Corporation

c/o The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Harborside Financial Center Plaza III

Jersey City, New Jersey 07311

Attn: John Donoghue

Facsimile No.: 201-369-2149

Email: securitization_reporting@us.mufg.jp

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Committed Lender Assignee

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Managing Agent Assignee

By:
Name:
Title:

The Bank of Tokyo-Mitsubishi UFJ, Ltd. Harborside Financial Center Plaza III Jersey City, New Jersey 07311 Attn: John Donoghue Facsimile No.: 201-369-2149 Email: securitization_reporting@us.mufg.jp

[Signature Page to Group Assignment and Acceptance Agreement]

CHS RECEIVABLES FUNDING, LLC, as Borrower

By:
Name:
Title:

[Signature Page to Group Assignment and Acceptance Agreement]

ACKNOWLEDGED AND AGREED:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Group Assignment and Acceptance Agreement]

Annex I

to Group Assignment and Acceptance Agreement

Section 1.

CA-CIB Percentage

Scotia Percentage

Total Percentage

Section 2.

Portion of Revolving Principal Balance assigned by CA-CIB Conduit Lender Assignor:

Portion of Revolving Principal Balance assigned by CA-CIB Committed Lender Assignor:

Portion of CA-CIB Committed Lender Assignor’s Commitment assigned:

Portion of Revolving Principal Balance assigned by Scotia Conduit Lender Assignor:

Portion of Revolving Principal Balance assigned by Scotia Committed Lender Assignor:

Portion of Scotia Committed Lender Assignor’s Commitment assigned:

Revolving Principal Balance held by Conduit Lender Assignee:

Revolving Principal Balance held by Committed Lender Assignee:

Committed Lender Assignee’s Commitment:

Section 3.

To CA-CIB Managing Agent Assignor for CA-CIB Conduit Lender Assignor and CA-CIB Committed Lender Assignor:

[WIRE INFO]

Section 4.

To Scotia Managing Agent Assignor for Scotia Conduit Lender Assignor and Scotia Committed Lender Assignor:

[WIRE INFO]

Section 5.

Effective Date:	[ ]

Annex B

Form of Joinder

[See attached.]

Annexes to Second Omnibus Amendment

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of [            ], is made by each of the persons listed on Annex I hereto affiliated with CHS/Community Health Systems, Inc. (each a “Supplemental Originator” and, jointly and severally, the “Supplemental Originators”), and Community Health Systems Professional Services Corporation, as Collection Agent and Authorized Representative, and acknowledged and agreed by CHS/Community Health Systems, Inc., as Buyer, and Credit Agricole Corporate and Investment Bank, as Administrative Agent, and delivered pursuant to Section 9.14(a) of the Receivables Sale Agreement, dated as of March 21, 2012, by Community Health Professional Services Corporation, as Collection Agent and Authorized Representative, CHS/Community Health Systems, Inc., as Buyer, and the Originators party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”). Capitalized terms used herein but not defined herein are used with the meanings given them in the Receivables Sale Agreement.

PRELIMINARY STATEMENTS:

WHEREAS, the parties to this Joinder Agreement wish to add the Supplemental Originators to the Receivables Sale Agreement in the manner hereinafter set forth; and

WHEREAS, this Joinder Agreement is entered into pursuant to Section 9.14(a) of the Receivables Sale Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

By executing and delivering this Joinder Agreement, each Supplemental Originator, agrees to become, and upon satisfaction of the conditions precedent contained in Section 9.14(a) of the Receivables Sale Agreement, does hereby become a party to the Receivables Sale Agreement as an Originator thereunder on the date hereof with the same force and effect as if originally named as an Originator thereunder as of the date hereof. In furtherance of and without limiting the generality of the foregoing, each Supplemental Originator expressly assumes and agrees to be bound by all obligations and liabilities of an Originator thereunder, including the obligation to sell Receivables, together with all of the Related Security relating to such Receivables and all Collections with respect to and other proceeds of such Receivables, in accordance with the terms thereof.

Each of the undersigned Supplemental Originators hereby represents and warrants as to itself that, after giving effect to the supplementation of the Schedules to the Receivables Sale Agreement as contemplated hereby, each of the representations and warranties contained in Article IV (Representations and Warranties) of the Receivables Sale Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date. The information set forth in Annex II hereto is hereby added to the information set forth in Schedules I, III, and V of the Receivables Sale Agreement and such Schedules shall be deemed to be supplemented by and with the information set forth in Annex II.

This Joinder Agreement shall be governed by the laws of the State of New York.

This Joinder Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page hereof by facsimile or by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

COLLECTION AGENT AND AUTHORIZED REPRESENTATIVE:

COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

SUPPLEMENTAL ORIGINATORS:

[SUPPLEMENTAL ORIGINATORS]

By:
Name: James W. Doucette
Title: Vice President and Treasurer

[Signature Page to Joinder Agreement]

Acknowledged and Agreed:

BUYER:

CHS/COMMUNITY HEALTH SYSTEMS, INC.

By:
Name: James W. Doucette
Title: Vice President and Treasurer

ADMINISTRATIVE AGENT:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Joinder Agreement]

ANNEX I

Supplemental Originators

Hospital Name	Legal Entity Name	Jurisdiction	Address

ANNEX II

Supplement to Schedules to Receivables Sale Agreement

Schedule I:

Schedule III:

Schedule V:

Annex C

Receivables Loan Agreement

[See attached.]

Annexes to Second Omnibus Amendment

US $500,000,000

RECEIVABLES LOAN AGREEMENT

Dated as of March 21, 2012 (as amended through March 7, 2013),

Among

CHS RECEIVABLES FUNDING, LLC,

as the Borrower,

THE SEVERAL COMMERCIAL PAPER CONDUITS PARTY HERETO,

as Conduit Lenders,

and

THE SEVERAL FINANCIAL INSTITUTIONS PARTY HERETO,

as Committed Lenders,

and

THE SEVERAL FINANCIAL INSTITUTIONS PARTY HERETO,

as Managing Agents,

and

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as the Administrative Agent,

and

COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION,

as the Collection Agent

i

ii

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE I	Lenders

SCHEDULE II	Condition Precedent Documents (Closing List)

SCHEDULE III	[Intentionally Omitted]

SCHEDULE IV	Non-Governmental Entity Obligor Concentration Percentages

SCHEDULE V	Jurisdiction of Organization, Principal Place of Business and Chief Executive Office, and Location of Records

SCHEDULE VI	Specified Originators

EXHIBITS

EXHIBIT A	Form of Monthly Report

EXHIBIT B	Form of Performance Undertaking

EXHIBIT C-1	Form of Funding Request

EXHIBIT C-2	Form of Borrower Notice

EXHIBIT D	Form of Business Associate Agreement

EXHIBIT E	Form of Assignment of Agreements

EXHIBIT F-1	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

EXHIBIT F-2	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

EXHIBIT F-3	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

EXHIBIT F-4	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

iii

THIS RECEIVABLES LOAN AGREEMENT is dated as of March 21, 2012 (as amended through March 7, 2013), among:

(1) CHS RECEIVABLES FUNDING, LLC, a Delaware limited liability company (the “Borrower”);

(2) ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company (“Atlantic”), as a Conduit Lender;

(3) LIBERTY STREET FUNDING LLC, a Delaware limited liability company (“Liberty Street”), as a Conduit Lender;

(4) VICTORY RECEIVABLES CORPORATION, a Delaware corporation (“Victory”), as a Conduit Lender;

(5) THE BANK OF NOVA SCOTIA (“Scotia”), as a Managing Agent and as a Committed Lender;

(6) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“CA-CIB”), as a Managing Agent and as a Committed Lender;

(7) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (“BTMU”), as a Managing Agent and as a Committed Lender;

(8) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent (in such capacity, the “Administrative Agent”); and

(9) COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION, a Delaware corporation (“Professional Services”), in its capacity as the initial Collection Agent hereunder.

PRELIMINARY STATEMENTS.

WHEREAS, the Originators, the Collection Agent and the Buyer have entered into the Sale Agreement, relating to the sale of certain Receivables originated by the Originators to the Buyer.

WHEREAS, the Transferor, the Collection Agent and the Company have entered into the Contribution Agreement, relating to the sale and capital contribution of the Transferor of certain Receivables purchased by the Transferor (in its capacity as Buyer under the Sale Agreement) to the Company.

WHEREAS, the Borrower, may from time to time request Advances from the Lenders secured by, among other things, the Receivables received by the Borrower as contributions to its capital (in its capacity as the Company under the Contribution Agreement) on the terms and conditions of this Agreement.

WHEREAS, as security for the Obligations, the Borrower desires to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and a lien on all of its Collateral.

IT IS AGREED as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms.

(a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.

(b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

“AccessOne Program Receivables” means any Receivable that is subject to, and has not been repurchased pursuant to the terms of, (i) that certain Amended and Restated Receivables Purchase Agreement, dated October 19, 2004, between QHG of South Carolina, Inc. and HRA Financial Services, Inc., (ii) that certain Amended and Restated Receivables Purchase Agreement, dated October 15, 2004, between Mary Black Health System LLC and HRA Financial Services, Inc., as amended, restated, supplemented or modified from time to time, (iii) that certain Amended and Restated Receivables Purchase Agreement, dated October 12, 2004, between QHG of Enterprise, Inc. and AccessOne Medcard, Inc., as amended, restated, supplemented or modified from time to time, (iv) that certain Amended and Restated Receivables Purchase Agreement, dated October 12, 2004, between Carlsbad Medical Center, LLC and HRA Financial Services, Inc., as amended, restated, supplemented or modified from time to time, (v) that certain Amended and Restated Receivables Purchase Agreement, dated October 13, 2004, between Lea Regional Hospital, LLC and HRA Financial Services, Inc., as amended, restated, supplemented or modified from time to time, or (vi) that certain Amended and Restated Receivables Purchase Agreement, dated October 15, 2004, between Las Cruces Medical Center, LLC and HRA Financial Services, Inc., as amended, restated, supplemented or modified from time to time.

“Adjusted Eurodollar Rate” means, with respect to any Fixed Period and any Revolving Principal Balance related thereto, an interest rate per annum (expressed as a decimal and rounded upwards, if necessary, to the nearest one hundredth of a percentage point) equal to the British Bankers Association LIBOR Rate, as published by Reuters (or other commercially available source designated by the Administrative Agent) for deposits in a principal amount of not less than $1,000,000 for such Fixed Period as of 11:00 A.M., London time, two Business Days before the first day of such Fixed Period; provided, that if such rate is not available on any date when it is to be determined, then the rate shall be an interest rate per annum determined by the Administrative Agent equal to the rate at which it would offer deposits in United States Dollars to prime banks in the London interbank market for a period equal to such Fixed Period and in a principal amount of not less than $1,000,000 at or about 11:00 A.M. (London time) on the second Business Day before (and for value on) the first day of such Fixed Period.

“Administrative Agent” has the meaning assigned to that term in the Recitals.

“Advance” has the meaning assigned to that term in Section 2.01.

“Affected Party” has the meaning assigned to that term in Section 2.11(a).

“Affiliate” when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person.

“Aggregate Excess Concentration” means, for any Obligor that is an Insurer, at any time, the amount by which the aggregate Expected Net Value of all Eligible Receivables owing by such Obligor exceeds a percentage equal to the “Obligor Concentration Percentage” with respect to such Obligor determined in accordance with Schedule IV of the aggregate Expected Net Value of all Eligible Receivables.

“Agreement” means this Receivables Loan Agreement, including the Preliminary Statements, Schedules and Exhibits hereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Alternative Rate” means, with respect to any Fixed Period and any Revolving Principal Balance related thereto, an interest rate per annum equal to (x) the Adjusted Eurodollar Rate plus (y) 1.30%; provided, however, that the “Alternative Rate” for any such Revolving Principal Balance and Fixed Period shall be the Base Rate (a) if on or before the first day of such Fixed Period, a Lender, Managing Agent or the Administrative Agent shall have determined that a Eurodollar Disruption Event has occurred or (b) from and after the date on which a Liquidity Agent has purchased the interests of the related Conduit Lender in Advances following an Event of Default.

“Applicable Law” means, as to any Person, all statutes, laws, ordinances, rules, and regulations of any Governmental Entity, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

“Assignment and Acceptance” means an assignment and acceptance pursuant to which the assignee agrees to take an assignment of Revolving Principal Balance from a Lender and become a party to this Agreement, in form and substance satisfactory to the Administrative Agent, entered into by the Lender and such assignee pursuant to Section 10.06.

“Assignment of Agreements” means that certain Assignment of Agreements, dated as of the Closing Date, among the Buyer, the Borrower and the Administrative Agent in the form attached hereto as Exhibit E, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Atlantic” has the meaning assigned to that term in the Recitals.

“Atlantic Lender Group” means the Lender Group for which Atlantic acts as Conduit Lender.

“Availability” means, at any time, the amount, if positive, by which (a) the lesser of (i) the Facility Limit in effect or (ii) the Borrowing Base exceeds (b) the aggregate Revolving Principal Balance outstanding hereunder.

“Bankruptcy Law” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101, et seq.) as amended from time to time, or any successor statute, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable U.S. jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Base Rate” means, on any day, a fluctuating rate of interest per annum equal to the higher of (i) the per annum rate of interest equal to the PRBKCHMN Index as published by Bloomberg (or other commercially available source designated by the Administrative Agent) and (ii) 0.50% per annum above the Federal Funds Rate.

“Borrower” has the meaning assigned to that term in the Recitals.

“Borrower Notice” means a written notice of the Borrower to the Administrative Agent and each Managing Agent, in substantially the form attached hereto as Exhibit C-2.

“Borrowing Base” means, at any time, an amount equal to the (i) the Net Receivables Balance minus (ii) the Total Reserves.

“Borrowing Base Deficiency” means, at any time, the amount, if positive, by which the aggregate Revolving Principal Balance outstanding hereunder exceeds the lesser of (i) the Facility Limit or (ii) the Borrowing Base.

“BTMU” has the meaning assigned to that term in the Recitals.

“Business Associate Agreement” means an agreement in substantially the form of Exhibit D, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Business Day” means a day of the year other than a Saturday or a Sunday on which (a) banks are required to be open in New York City and (b) if the term “Business Day” is used in connection with the Adjusted Eurodollar Rate, dealings in dollar deposits are carried on in the London interbank market.

“Buyer” means CHS in its capacity as the buyer under the Sale Agreement.

“CA-CIB” has the meaning assigned to that term in the Recitals.

A “Change in Control” shall be deemed to have occurred if (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the Closing Date), shall own, directly or indirectly, beneficially or of record, shares representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent, (b) a majority of the seats (other than vacant seats) on the board of directors of the Parent shall at any time be occupied by persons who were neither (i) nominated by the board of directors of the Parent nor (ii) appointed by directors so nominated, (c) any change in control (or similar event, however denominated) with respect to the Parent or the Collection Agent (if it is an Affiliate of the Borrower, any Originator or the Parent) shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which such Person is a party (other than, under any indenture or agreement in respect of Material Indebtedness assumed in connection with a permitted acquisition or any change in control triggered by the permitted acquisition pursuant to which such Material Indebtedness was assumed), or (d) the Parent shall cease to own, directly or indirectly, beneficially and of record, (i) 100% of the issued and outstanding equity interests of CHS, the Borrower, any Originator (other than the Specified Originators) or the Collection Agent (if it is an Affiliate of the Borrower, any Originator or the Parent), or (ii) the percentage of the issued and outstanding equity interests of any Specified Originator listed on Schedule VI hereto or such other percentage that is not less than 5% below such percentage listed on Schedule VI.

“CHS” means CHS/Community Health Systems, Inc., a Delaware corporation.

“Closing Date” means March 21, 2012.

“CMS” means the Centers for Medicare and Medicaid Services of the United States Department of Health and Human Services.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor and the regulations promulgated and rulings issued thereunder.

“Collateral” has the meaning assigned to such term in Section 2.02.

“Collateral Documents” means, collectively, this Agreement, the Assignment of Agreements, each Control Agreement, each Deposit Account Notification Agreement (Government Healthcare Receivables), and all other security agreements, pledge agreements, guarantees and other similar agreements, and all amendments, restatements, modifications or supplements thereof or thereto, by or between any one or more of the Borrower, and any Lender or the Administrative Agent for the benefit of the Administrative Agent and the Secured Parties now or hereafter delivered to the Administrative Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements against any such Person as debtor in favor of any Lender or the Administrative Agent for the benefit of the Secured Parties, as any of the foregoing may be amended, restated and/or modified from time to time.

“Collection Account” means an account that is (i) maintained at a bank or other financial institution in the name of an Originator for the purpose of receiving Collections and (ii) subject to a Deposit Account Notification Agreement (Government Healthcare Receivables).

“Collection Account Bank” means a bank or other financial institution holding one or more Collection Accounts, which on the Closing Date shall be Bank of America, N.A., and on the Second Omnibus Amendment Effective Date shall be Bank of America, N.A., or Fifth Third Bank, as context requires.

“Collection Agency Receivable” means a Receivable that has been referred to a third party secondary collection agency by the Collection Agent.

“Collection Agent” means, at any time, the Person or Persons then authorized pursuant to Article VI to service, administer and collect Receivables, initially Professional Services, in such capacity.

“Collection Date” means the date following the Termination Date on which the aggregate outstanding Revolving Principal Balance under this Agreement has been reduced to zero, all Obligations (other than indemnities that are contingent as to liability) have been paid in full and the Commitments are terminated.

“Collection Period” means a calendar month.

“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including insurance payments under any insurance policy and all cash proceeds of the Related Security with respect to such Receivable.

“Commercial Paper” means, with respect to any Conduit Lender, the short-term unsecured promissory notes, denominated in U.S. Dollars, issued by or on behalf of such Conduit Lender.

“Commitment” means, with respect to each Committed Lender, the commitment of such Committed Lender to make Advances hereunder expressed as a U.S. Dollar amount representing the maximum Revolving Principal Balance for such Committed Lender hereunder (without regard to the Borrowing Base at any time), as such commitment may be (a) reduced or increased from time to time in accordance with Section 2.04 or Section 10.01 and (b) reduced or increased from time to time, pursuant to assignments by or to such Committed Lender pursuant hereto. Each Committed Lender’s Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Committed Lender shall have assumed its Commitment. As of the Second Omnibus Amendment Effective Date, the aggregate amount of the Commitments is $500,000,000.

“Committed Lender” means each Person set forth as such in Schedule I to this Agreement (as such Schedule I may be amended, supplemented or otherwise modified and in effect).

“Company” means CHS Receivables Funding, LLC, in its capacity as the purchaser and contributee under the Contribution Agreement.

“Concentration Account” means an account, subject to a Control Agreement and maintained in the name of the Borrower at a Concentration Account Bank for the purpose of receiving transfers from the applicable Collection Accounts and for transacting all banking activities in accordance with the Facility Documents.

“Concentration Account Bank” means Bank of America, N.A., Fifth Third Bank or, with the prior written consent of the Administrative Agent, another bank or financial institution.

“Conduit Lender” means, with respect to any Lender Group, the member in such Lender Group which is, or is funded by, a multi-seller commercial paper conduit (and if more than one member in such Lender Group is, or is funded by, a multi-seller commercial paper conduit, “Conduit Lender” shall mean such members collectively).

“Contract” means an insurance policy, contract or other instrument obligating an Obligor to make payment with respect to a Receivable.

“Contractual Allowances” means, with respect to any Receivable, an amount determined by the Collection Agent (or, subject and pursuant to Section 6.04(b), the Administrative Agent or any agent designated by the Administrative Agent), set forth in the Monthly Report and approved by the Administrative Agent and Managing Agent in accordance with Section 6.06 or as otherwise agreed in accordance with Section 2.09(b), by which such Receivable, consistent with the applicable Originator’s historical collection experience, is expected to be reduced prior to payment thereof by the Obligor, as such amount may be adjusted, upwards or downwards, in the discretion of the Collection Agent.

“Contribution Agreement” means that certain Receivables Purchase and Contribution Agreement dated as of the Closing Date, among the Transferor, the Company and the Collection Agent, as amended by the First Omnibus Amendment and the Second Omnibus Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof, together with all instruments, documents and agreements executed by any of the CHS Parties party thereto in connection therewith, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

“Control Agreement” means (a) that certain Deposit Account Control Agreement, dated as of the Closing Date, among the Borrower, the Administrative Agent and Bank of America, N.A., as the Concentration Account Bank, (b) that certain Deposit Account Control Agreement, dated as of the Second Omnibus Amendment Effective Date, among the Borrower, the Administrative Agent and Fifth Third Bank, as the Concentration Account Bank, and (c) each other Deposit Account Control Agreement entered into among the Borrower, the Administrative Agent and a Concentration Account Bank, in each case in form and substance satisfactory to the Administrative Agent, as each such agreement may be amended, modified, supplemented or restated in accordance with its terms and the terms hereof.

“CP Breakage” means, for any Revolving Principal Balance with respect to a Fixed Period (computed without regard to any shortened duration of such Fixed Period as a result of the occurrence of the Termination Date) during which such Revolving Principal Balance is reduced as a result of an Optional Prepayment or a Mandatory Prepayment, the amount, if any, by which (a) the additional Interest (calculated without taking into account any CP Breakage) which would have accrued on the reduction of such Revolving Principal Balance during such Fixed Period (as so computed) if such reductions had remained as Revolving

Principal Balance or if the applicable Interest Rate had remained unchanged, as the case may be, exceeds (b) the sum of (i) Interest actually received by a Lender in respect of such Revolving Principal Balance for such Fixed Period and (ii) if applicable, the income, if any, received by such Lender from such Lender’s investing the proceeds of reductions of Revolving Principal Balance.

“CP Costs” means, with respect to any Conduit Lender, for each day, the sum of (i) discount or interest accrued on Pooled Commercial Paper for such Conduit Lender on such day that is allocated, in whole or in part, by the related Managing Agent to fund or maintain the Revolving Principal Balance of such Conduit Lender, plus (ii) any and all accrued commissions in respect of placement agents and dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase or financing facilities which are funded by Pooled Commercial Paper for such day to the extent such Pooled Commercial Paper is allocated, in whole or in part, by the related Managing Agent to fund or maintain the Revolving Principal Balance of such Conduit Lender.

“CP Disruption Event” means the inability of any Conduit Lender, at any time, whether as a result of a prohibition, a contractual restriction or any other event or circumstance whatsoever, to raise funds through the issuance of its commercial paper notes (whether or not constituting “Commercial Paper” hereunder) in the United States commercial paper market.

“CP Rate” means, with respect to any Conduit Lender for any Fixed Period and any Revolving Principal Balance with respect thereto, the per annum rate that, when applied to such Revolving Principal Balance for the actual number of days elapsed in such Fixed Period, would result in an amount of accrued interest equivalent to such Conduit Lender’s CP Costs for such Fixed Period.

“Credit and Collection Policy” means the credit, contracting and collection policies and practices relating to Contracts and Receivables of the Originators previously provided to each Managing Agent, as modified in compliance with Section 6.02(c) of this Agreement and provided to or accessible to each Managing Agent in electronic format.

“Critical Accounting Policy” means the “Critical Accounting Policy” (as such term is defined in the annual report on Form 10-K of the Parent).

“Debt” of any Person means (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services beyond ordinary course of business payment terms for trade payables, (d) obligations secured by a valid Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (e) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (d) above.

“Default” means any event or circumstance that but for notice or lapse of time or both would constitute an Event of Default.

“Default Ratio” means, in respect of any Collection Period, the ratio (expressed as a percentage) computed as of the Determination Date, by dividing

(a) the aggregate Expected Net Value of all Receivables that were Defaulted Receivables as of the last day of such Collection Period by

(b) the aggregate Expected Net Value of all Receivables as of the last day of such Collection Period.

“Defaulted Receivable” means a Receivable:

(a) as to which, as of the date that is 150 days after the Last Service Date, the amount paid thereon is less than the Expected Net Value of such Receivable (other than as a result of a miscalculation by the Collection Agent of Contractual Allowances),

(b) as to which the Obligor thereof is currently the subject of an Insolvency Proceeding, or

(c) which, consistent with the Credit and Collection Policy, has been or should be written off the Borrower’s or an Originator’s books as uncollectible.

“Defaulting Lender” means, subject to Section 2.15(b), any Committed Lender that, as determined by the Administrative Agent or any Managing Agent that is not part of the Lender Group of such Committed Lenders, (a) has failed to fund any portion of an Advance within three Business Days of the date required to be funded by it thereunder, (b) has notified the Administrative Agent or any Managing Agent in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, (c) has failed, within three Business Days after request by the Administrative Agent or a Managing Agent, to confirm that it will comply with its funding obligations hereunder, or (d) has, or has a parent company that has, become the subject of an Insolvency Proceeding, or has had a receiver, conservator, trustee or custodian appointed for it.

“Delinquency Ratio” means, in respect of any Collection Period, the ratio (expressed as a percentage) computed as of the Determination Date, by dividing

(a) the aggregate Expected Net Value of all Delinquent Receivables as of the last day of such Collection Period by

(b) the aggregate Expected Net Value of all Receivables as of the last day of such Collection Period.

“Delinquent Receivable” means a Receivable, other than a Defaulted Receivable, as to which, as of the date that is 120 days after the Last Service Date, the amount paid thereon is less than the Expected Net Value of such Receivable (other than as a result of a miscalculation by the Collection Agent of Contractual Allowances).

“Deposit Account Notification Agreement (Government Healthcare Receivables)” means (a) that certain Deposit Account Notification Agreement (Government Healthcare Receivables), dated as of the Closing Date, among the Originators party thereto, the Administrative Agent, Bank of America, N.A., as the Collection Account Bank, and, solely for purposes of Section 11 thereof, CHS, (b) that certain Deposit Account Instructions and Service Agreement, dated as of the Second Omnibus Amendment Effective Date, among the Originators party thereto, the Administrative Agent and Fifth Third Bank, as the Collection Account Bank, and (c) each other agreement entered into by one or more Originators, the Administrative Agent and a Collection Account Bank providing for, among other things, standing revocable instructions by such Originators to transfer Collection Account funds to a Concentration Account and notification to the Administrative Agent of any change in such instructions, in each case in form and substance satisfactory to the Administrative Agent, in each case as such agreement may be amended, modified, supplemented or restated in accordance with its terms and the terms hereof.

“Determination Date” means with respect to any Collection Period, the last day of such Collection Period.

“DSO” means, as of the last day of any Collection Period, the product of (a) the amount obtained by dividing (i) the daily average of the Net Receivables Balance of all Receivables for such Collection Period and the prior two Collection Periods, by (ii) the sum of the cumulative gross sales of the Originators net of Contractual Allowances for such Collection Period and the prior two Collection Periods, multiplied by (b) 90.

“Electronic Transmission” means each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail (including an “excel” spreadsheet file or PDF file attached to an e-mail) to the extent confirmed received by such recipient thereof, or other equivalent service acceptable to the Administrative Agent.

“Eligible Obligor” means, at any time, an Obligor which is:

(a) not an Affiliate of the Borrower, CHS or any Originator;

(b) a resident of the United States;

(c) not the Obligor of Defaulted Receivables having an Expected Net Value in an aggregate amount of 25% or more of the aggregate Expected Net Value of all Receivables of such Obligor;

(d) not the subject of any Insolvency Proceeding; and

(e) an Insurer or a Governmental Entity.

For the avoidance of doubt, an Obligor that is ineligible pursuant to two or more clauses above shall be counted as ineligible under this Agreement once, without duplication.

“Eligible Receivable” means, at any time, a Receivable:

(a) the Obligor of which is an Eligible Obligor;

(b) which is not a Delinquent Receivable, a Defaulted Receivable or a Collection Agency Receivable;

(c) which (i) is an “account”, including a health-care-insurance receivable, or a general intangible within the meaning of the UCC and is not evidenced by any instrument or chattel paper, (ii) unless it is an Unbilled Receivable, has been invoiced by the applicable Originator and as to which all performance and other action required to be taken in connection therewith by the applicable Originator (and, if applicable, the Borrower) for the Obligor has been so performed or taken, (iii) is denominated and payable only in U.S. Dollars, (iv) that has not been compromised in any manner that would reduce the amount payable with respect thereto in any manner not reflected in the Total Reserves or the Contractual Allowances with respect thereto (including by extension of time of payment) and, in any event, is payable in an amount approximating its Expected Net Value by the Obligor or Obligors identified by the applicable Originator in its records as being obligated to do so, (v) is net of any deductible limitations, commissions, fees, or other discounts, (vi) is based on an actual and bona fide rendition of services or sale of goods to the patient by the applicable Originator in the ordinary course of business, (vii) to the extent required under Applicable Law, is subject to a Patient Consent Form executed by the applicable patient, and (viii) satisfies all applicable requirements of, and, in the case of Receivables owed by Governmental Entities or Insurers, was originated and processed in accordance with, the Credit and Collection Policy or the Critical Accounting Policy, as applicable, and the billing requirements of the applicable Obligor except in any Immaterial Respect;

(d) which was transferred to the Buyer under the Sale Agreement by an Originator that (i) was not at the time of transfer and currently is not the subject of any Insolvency Proceeding and (ii) has not been the subject of a Removal;

(e) which was transferred to the Borrower under the Contribution Agreement by Transferor, who was not at the time of transfer and currently is not the subject of any Insolvency Proceeding;

(f) which is not the subject of any action, suit, proceeding or dispute (pending or threatened), setoff, counterclaim, defense, abatement, suspension, deferment, deductible, reduction or termination by the Obligor thereof (except for statutory rights of Governmental Entities that are not pending or threatened) unless, in the case of a Receivable from a Governmental Entity, Medicare/Medicaid Cost Report Liability Reserves have been established with respect thereto in an amount in compliance with the Critical Accounting Policy and otherwise reasonably satisfactory to the Administrative Agent;

(g) which is not based on any cost report settlement or expected settlement due from any Governmental Entity;

(h) the invoice for the goods and services constituting the basis for which, has been prepared, delivered and is in a form such that, after application of all relevant Contractual Allowances adjustments have been applied to such Receivable and the invoiced balance thereunder, the expected payments for the invoiced goods and services will be in an amount approximating the Expected Net Value of such Receivable;

(i) the financing of which hereunder is made in good faith and without actual intent to hinder, delay or defraud present or future creditors of the Borrower or any Originator;

(j) the assignment of which (including the grant of a perfected security interest therein and the assignment of any Related Security) does not contravene or conflict in any material respect with any Applicable Law or any contractual or other restriction, limitation or restriction with regard to confidentiality;

(k) the Obligor with respect to which has been directed to make payments on such Receivable to a Lock-Box or Collection Account;

(l) the Contract with respect to which, (i) together with such Receivable, does not contravene in any material respect any Applicable Law (including laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such Applicable Law in any material respect, (ii) does not contain any provision prohibiting the grant of a Lien in such payment obligation from the patient to the Originator, from the Originator to the Transferor, from the Transferor to the Borrower or from the Borrower to the Administrative Agent, (iii) has been duly authorized and, together with such Receivable, constitutes the legal, valid and binding obligation of the Obligor, and (iv) was in full force and effect and applicable to the customer or patient at the time the goods or services constituting the basis for such Receivable were sold or performed;

(m) with respect to which no consents by any third party to the grant of a security interest therein are required other than consents previously obtained in writing by the Borrower;

(n) as to which the Administrative Agent has not notified the Borrower and the Collection Agent that the Administrative Agent has determined, in its reasonable business judgment exercised in good faith, that the inclusion of such Receivable (or class of Receivables (other than Medicare or Medicaid)) would have a material adverse effect on the program;

(o) (i) which, prior to the grant of an interest therein pursuant to this Agreement, is owned by the Borrower free and clear of any Lien (other than Permitted Liens), and (ii) with respect to which, from and after the grant of an interest therein pursuant to this Agreement, the Administrative Agent has a properly perfected first priority security interest therein, free and clear of any Lien (other than Permitted Liens) (which, for clarity, will exclude Receivables originated by Kay County Oklahoma Hospital Company, LLC as “Eligible Receivables” until such time as the Kay County Lien is released and terminated in full);

(p) which is not an Ineligible Receivable;

(q) which, if it is an Unbilled Receivable, is not within 10 days of the statutory limit for billing and collection applicable to the Obligor thereof and is not aged more than 30 days from its Last Service Date;

(r) except for an Unbilled Receivable, all information set forth in the bill and supporting claim documents with respect to which is true, complete and correct except in any Immaterial Respect, and if additional information is requested by the Obligor, the Borrower (or related Originator) has or will promptly provide (or cause to be provided) the same, and if any error has been made with respect to such information, the Borrower (or related Originator) will promptly correct the same and, if necessary, rebill such Receivable;

(s) with respect to which the Originator’s Medicare or Medicaid cost reports have been examined and audited or “final settled” or for which a Notice of Program Reimbursement (“NPR”) has been issued by (i) as to Medicaid, the applicable state agency or other CMS designated agent or agents of such state agency, charged with such responsibility, or (ii) as to Medicare, the Medicare intermediary or other CMS designated agents charged with such responsibility, and there is no basis for any Governmental Entity to assert an offset with respect to such Receivable, including as the result of any unpaid amounts, with respect to any audit, financial settlement or NPR, except to the extent covered by Medicare/Medicaid Cost Report Liability Reserves; and

(t) is not an AccessOne Program Receivable.

For the avoidance of doubt, (i) a Receivable or portion of a Receivable that is ineligible pursuant to two or more clauses above shall be counted as ineligible under this Agreement once, without duplication, (ii) so long as no Default or Event of Default is continuing, an Eligible Receivable that becomes ineligible under any clause hereunder may be resubmitted as an Eligible Receivable at a future date if and to the extent all qualifications under this definition are satisfied as of the date of resubmission (including curing the basis for the initial determination of ineligibility hereunder).

“ENV Event” means the date the ENV Ratio falls below 95% for three consecutive Collection Periods.

“ENV Period” means the period from the first day of the Collection Period commencing immediately after the occurrence of an ENV Event to the day on which the Collection Agent delivers the updated Monthly Report required by Section 2.09(b).

“ENV Ratio” means, as of the last day of any Collection Period and set forth in each Monthly Report, the percentage equivalent of a fraction, the numerator of which is “CHS Collections” received and the denominator of which is “CHS Adjusted Net Revenue” for all hospitals of CHS and its Subsidiaries, in aggregate, on a rolling twelve-month basis.

For the purpose of this definition:

“CHS Collections” means, as of the last day of any Collection Period, cash collections actually received by CHS and its Subsidiaries for the 12 month period ended on such date.

“CHS Adjusted Net Revenue” means, as of the last day of any Collection Period, net revenue less bad debt expense (as such terms are used in the consolidated financial statements of Parent and its Subsidiaries) for CHS and its Subsidiaries for the 12 month period ended on the last day of the immediately preceding Collection Period.

“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) a failure by any Plan to meet the minimum funding standards (within the meaning of Sections 412 or 430 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan, (f) the receipt by the Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the receipt by the Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 432 of the Code or Section 305 of ERISA, (h) the occurrence of a non-exempt “prohibited transaction” with respect to which the Borrower or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which the Borrower or any such Subsidiary could otherwise be liable or (i) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of the Borrower or any Subsidiary.

“Eurodollar Disruption Event” means, with respect to any Revolving Principal Balance and any Fixed Period, any of the following: (a) a determination by any Lender that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain U.S. Dollars in the London interbank market to make, fund or maintain any Advance for such Fixed Period, (b) the inability of CA-CIB to obtain timely information for purposes of determining the Adjusted Eurodollar Rate or (c) the inability of any Lender to obtain U.S. Dollars in the London interbank market to make, fund or maintain any Advance for such Fixed Period.

“Event of Default” has the meaning assigned to that term in Section 7.01.

“Expected Net Value” means, with respect to any Receivable, the sum of (a) the gross unpaid amount of such Receivable on the date of creation thereof minus (b) all Contractual Allowances with respect to such Receivable; provided that the amount deducted pursuant to clause (b) shall be increased by 25% (i) during an ENV Period or (ii) if a Monthly Report is not delivered when due in accordance with Section 6.06, during the period from the first Business Day after the date on which such Monthly Report was required to have been delivered until the first Business Day immediately following the date such Monthly Report is delivered in accordance with Section 6.06.

“Expected Receivables Default Rate” means, in respect of any Collection Period, the highest three-Collection Period rolling average Receivables Default Rate over the twelve most recently ended Collection Periods.

“Facility Documents” means this Agreement, the Collateral Documents, the Sale Agreement, the Contribution Agreement, the Fee Letter, the Performance Undertaking and all other certificates, instruments, financing statements, registrations, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

“Facility Limit” means $500,000,000, as such amount may be adjusted from time to time pursuant to Section 2.04, provided, however, that at all times, on or after the Termination Date, the “Facility Limit” shall mean the aggregate outstanding Revolving Principal Balance hereunder.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable) and any current or future regulations or official interpretations thereof.

“Federal Funds Rate” means, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fee Letter” means that certain fee letter executed among the Borrower, each Managing Agent and the Administrative Agent, dated on or about the Closing Date, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Financial Covenant Cure Period” has the meaning assigned to that term in Section 7.01(r).

“First Omnibus Amendment” means that certain First Omnibus Amendment, made as of July 30, 2012, among the Borrower, as Borrower and as the Company, Scotia, as a Managing Agent, CA-CIB, as a Managing Agent and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Contribution Agreement, and the Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement), CHS, as Transferor and as Buyer, and each of the Initial Originators, as Originators.

“Fitch” means Fitch, Inc., and any successor thereto.

“Fixed Period” means, for any outstanding Revolving Principal Balance, (a) if Interest in respect of all or any part thereof is computed by reference to the CP Rate, a period of 1 to and including 31 days, (b) if Interest in respect thereof is computed by reference to the Adjusted Eurodollar Rate, a period of one month and (c) if Interest in respect thereof is computed at the Alternative Rate, a period of 1 to and including 31 days; provided, however, that (i) any Fixed Period (other than of one day) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day (provided, however, if Interest in respect of such Fixed Period is computed by reference to the Adjusted Eurodollar Rate, and such Fixed Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Fixed Period shall end on the next preceding Business Day) and (ii) any Fixed Period which commences before the Termination Date and would otherwise end on a date occurring after the Scheduled Termination Date shall end on the Scheduled Termination Date.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Funding Date” has the meaning assigned to that term in Section 2.01(c).

“Funding Request” means a written request of the Borrower to the Administrative Agent and each Managing Agent, in substantially the form attached hereto as Exhibit C-1.

“GAAP” means the generally accepted accounting principles in the United States in effect from time to time including, at any time after the adoption thereof in the United States, the generally accepted accounting standards from time to time developed and approved by the International Accounting Standards Board.

“Governmental Entity” means the United States of America, any state thereof, any political subdivision of a state thereof and any agency or instrumentality of the United States of America or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government. Payments from Governmental Entities will be deemed to include payments governed under the Social Security Act (42 U.S.C. §§ 1395 et seq.), including payments under Medicare, Medicaid and TRICARE/CHAMPUS, and payments administered or regulated by CMS; provided that for purposes of the definition of “Eligible Obligor”, Governmental Entities with respect to Medicaid-related and Medicare-related Receivables shall be treated as separate entities in the manner identified in the Monthly Report.

“Healthcare Laws” means all applicable statutes, laws, ordinances, rules, and regulations of any Governmental Entity with respect to regulatory matters primarily relating to patient healthcare, healthcare providers, and healthcare services (including Section 1128B(b) of the Social Security Act, as amended, 42 U.S.C. § 1320a 7(b) (Criminal Penalties Involving Medicare or State Health Care Programs), commonly referred to as the “Federal Anti-Kickback Statute,” HIPAA and the Social Security Act, as amended, Section 1877, 42 U.S.C. § 1395nn (Prohibition Against Certain Referrals), commonly referred to as “Stark Statute”).

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, Pub. L. No. 104-191, the Privacy Standards, the Security Standards, and the Privacy provisions (Subtitle D) of the Health Information Technology for Economic Clinical Health Act, Division A, Title XIII of Pub. L. 111-5, and its implementing regulations.

“Immaterial Respect” means, with respect to (1) any eligibility criteria relating to a Receivable included in a Funding Request as an Eligible Receivable, any non-compliance with such eligibility criteria that does not result in (i) the diminution in any amount whatsoever (x) in the timely payment or, (y) of the Expected Net Value of such Receivable, or (ii) the impairment exclusion, elimination or limitation of any material rights, remedies or benefit that otherwise would be available to obtain Collections on such Receivable, or (2) any representation or warranty hereunder, any breach of a representation or warranty that does not result in (i) the diminution in any amount whatsoever (x) in the timely payment or, (y) of the Expected Net Value of such Receivable, or (ii) the impairment exclusion, elimination or limitation of any material rights, remedies or benefit that otherwise would be available to obtain Collections on the Receivables.

“Indemnified Amounts” has the meaning assigned to that term in Section 8.01.

“Indemnified Parties” has the meaning assigned to that term in Section 8.01.

“Independent Director” has the meaning assigned to that term in Section 5.01(h)(ii).

“Ineligible Receivable” means a Receivable on the books and records of an Originator in one of the following financial classes from the list of all financial classes categorized by the Originators set forth on the schedule of financial classes provided to the Administrative Agent on the Closing Date: (i) Early-Out Blue Cross, (ii) Early-Out HMO/PPO, (iii) Early-Out Other Insurance, (iv) Champus, (v) Workers Comp., (vi) Other Governmental, (vii) Schip Standards, (viii) Schip Nonstandard, (ix) Industrial, (x) Auto Insurance Liability, or (xi) Other Non-Government.

“Initial Originators” means each of the Persons affiliated with the Parent and party to the Sale Agreement as of the Closing Date as an originator collectively, and “Initial Originator” means any of them individually.

“Insolvency Proceeding” means, with respect to any Person, any of the following events: (a) any proceeding shall be instituted by such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, dissolution, stay of proceedings, arrangement, adjustment, protection, relief, or composition of it or its debts under any Bankruptcy Law or (b) any proceeding shall be instituted against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, dissolution, stay of proceedings, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Bankruptcy Law, and such proceeding (other than with respect to the Borrower) shall remain unstayed for a period of 60 days, or the requested adjudication, relief or other action sought thereby shall have been made, granted or taken.

“Insurer” means any Person (other than a Governmental Entity) which in the ordinary course of its business or activities agrees to pay for healthcare goods and services received by individuals, including commercial insurance companies, nonprofit insurance companies (such as the Blue Cross, Blue Shield entities), employers or unions which self insure for employee or member health insurance, prepaid health care organizations, preferred provider organizations, health maintenance organizations or any other similar Person. “Insurer” includes insurance companies issuing health, personal injury, workers’ compensation or other types of insurance but does not include any individual guarantor.

“Interest” means, with respect to any Revolving Principal Balance and any Fixed Period, the product of

IRP x C x ED

DC

where:

C	=	such Revolving Principal Balance as of the last day of such Fixed Period,

DC	=	360, if the Interest Rate is based on Adjusted Eurodollar Rate or CP Rate, and 365/366 if the Interest Rate is based on the Base Rate,

ED	=	the actual number of days elapsed during such Fixed Period, and

IRP	=	the Interest Rate for such Fixed Period;

provided, however that (a) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by Applicable Law and (b) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

“Interest Rate” means, for any Fixed Period and any Revolving Principal Balance related thereto:

(a) for each day during such Fixed Period to the extent a Lender will be funding the applicable Advance on such day through the issuance of commercial paper, a rate equal to the CP Rate for such Fixed Period;

(b) for each day during such Fixed Period to the extent a Lender will not be funding or maintaining the applicable Advance on such day through the issuance of commercial paper, a rate equal to the Alternative Rate for such Fixed Period or, at the Administrative Agent’s request, such other rate as the Administrative Agent, each Managing Agent and the Borrower shall agree to in writing; and

(c) during the occurrence of an Event of Default, a rate equal to the sum of the Base Rate for such Fixed Period plus 2.0%.

“Investment” means, with respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Receivables, Related Security, Collections and other proceeds thereof (and interests therein) pursuant to the Sale Agreement and the Contribution Agreement and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” shall mean the Internal Revenue Service and any Person succeeding to the functions thereof.

“Kay County Lien” means (a) the tax lien evidenced by (i) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $9,594,943.55, prepared and signed at Nashville, Tennessee, on October 2, 2012, filed at the Kay County Clerk in the State of Oklahoma and recorded in Book F17, Page 95 on October 9, 2012, and (ii) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $9,594,943.55, prepared and signed at Nashville, Tennessee, on October 2, 2012, filed at the Oklahoma County Clerk, in the state of Oklahoma under filing no. 20121009030027290 on October 9, 2012; and (b) the tax lien evidenced by (i) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $1,191,207.26, prepared and signed at Nashville, Tennessee, on November 15, 2012, filed at the Kay County Clerk in the State of Oklahoma and recorded in Book F17, Page 104 on November 26, 2012, and (ii) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $1,191,207.26, prepared and signed at Nashville, Tennessee, on November 15, 2012, filed at the Oklahoma County Clerk in the State of Oklahoma under filing no. 20121126030032200 on November 26, 2012.

“Last Service Date” means, with respect to any Receivable, the date on which the related patient was discharged from the care of the applicable Originator.

“Lender Group” means the Conduit Lender(s) administered by a financial institution, the related Committed Lenders and their related Managing Agent, as set forth on Schedule I to this Agreement (as such Schedule I may be amended, supplemented or otherwise modified and in effect).

“Lender Group Limit” means, for each Lender Group, the sum of the Commitments of the Committed Lenders in such Lender Group.

“Lender Group Percentage” means, with respect to any Lender Group, the percentage equivalent of a fraction the numerator of which is the sum of the Commitments held by the Committed Lenders members of such Lender Group and the denominator of which is the sum of all Commitments outstanding. If the Commitments have terminated or expired, the Lender Group Percentages shall be the percentage equivalent of a fraction the numerator of which is the aggregate Revolving Principal Balance held by the Lenders members of such Lender Group and the denominator of which is the total Revolving Principal Balance.

“Lenders” means collectively, the Conduit Lenders, the Committed Lenders and any other Person that agrees, pursuant to the pertinent Assignment and Acceptance (other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance), to fund Advances pursuant to this Agreement.

“Liberty Street” has the meaning assigned to that term in the Recitals.

“Liberty Street Lender Group” means the Lender Group for which Liberty Street acts as Conduit Lender.

“Lien” means a lien, assignment, mortgage, pledge, hypothecation, privilege, title retention, security interest, charge, hypothec, encumbrance or other right or claim of any Person.

“Liquidity Agreement” means an agreement between a Conduit Lender and a Liquidity Provider evidencing the obligation of such Liquidity Provider to provide liquidity or asset purchase facilities in connection with the issuance by such Conduit Lender of Commercial Paper or the borrowing by such Conduit Lender of the proceeds of Commercial Paper.

“Liquidity Provider” means the Person or Persons who provide liquidity support to a Conduit Lender in connection with the issuance by such Conduit Lender of Commercial Paper or the borrowing by such Conduit Lender of the proceeds of Commercial Paper and each guarantor of any such Person. Each Liquidity Provider shall be a Committed Lender hereunder, unless the Administrative Agent and the Borrower shall have otherwise consented to such Liquidity Provider in writing (such consent not to be unreasonably withheld).

“Lock-Box” means a post office box to which Collections are remitted for retrieval by a Collection Account Bank and deposited by such Collection Account Bank into a Collection Account.

“Loss Horizon” means, in respect of any Collection Period, a ratio equal to (a) the cumulative gross sales of the Originators over the four most recently ended Collection Periods over (b) the Net Receivables Balance at the end of such Collection Period.

“Loss Reserve” means, at any time, the product of (a) the Loss Reserve Percentage for the most recently ended Collection Period multiplied by (b) the Net Receivables Balance.

“Loss Reserve Percentage” means, in respect of any Collection Period, the greater of (a) the product of (i) Expected Receivables Default Rate multiplied by (ii) the Loss Horizon multiplied by (iii) the Stress Factor and (b) the Loss Reserve Percentage Floor.

“Loss Reserve Percentage Floor” means 20%.

“Managing Agent” means (i) for the Atlantic Lender Group, CA-CIB, (ii) for the Liberty Street Lender Group, Scotia, and (iii) for the Victory Lender Group, BTMU.

“Majority Lenders” means (i) at any time that there are three or less Committed Lenders, 100% of the Committed Lenders hereunder, and (ii) at all other times, Committed Lenders holding more than 50% of the Commitments hereunder.

“Mandatory Prepayment” has the meaning given in Section 2.07(e).

“Material Adverse Effect” means a material adverse change since December 31, 2011 in, or a material adverse effect upon, (a) the operations, business, properties or financial condition of (i) the Originators taken as a whole, the Borrower or the Collection Agent or (ii) the Parent and its subsidiaries, taken as a whole, (b) the ability of the Borrower, the Collection Agent, the Parent, CHS or any Material Originator to perform in any material respects their respective obligations under this Agreement or any other Facility Document to which it is a party, or (c) (i) the legality, validity, binding effect or enforceability of any Facility Document, or (ii) the perfection or priority of any Lien granted under any of the Collateral Documents (other than with respect to an immaterial amount of Collateral and which the Borrower, applicable Originator, Collection Agent or CHS is diligently disputing by appropriate proceedings).

“Material Indebtedness” means any Debt (other than any Debt incurred under the Facility Documents) of any one or more of the Parent or the Collection Agent in an aggregate principal amount exceeding $50,000,000.

“Material Originator” means, as of any date of determination, any Originator or group of Originators, collectively, the Receivables of which constitute at least 7.5% of the average of the Net Receivables Balances determined as of the last day of each of the three consecutive Collection Periods occurring immediately prior to such date of determination.

“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. § 1396 et seq.) and any statutes succeeding thereto.

“Medicaid Concentration Limit” means, at any time, an amount equal to 20% of the aggregate Expected Net Value of all Eligible Receivables at the end of the most recent Collection Period; provided that the Medicaid Concentration Limit may be subject to adjustment, upward or downward by the Managing Agents in their sole discretion, following the implementation of any change in Applicable Law, including Healthcare Law.

“Medicaid Excess Concentration” means, at any time, the amount by which the aggregate Expected Net Value of all Eligible Receivables owing by Governmental Entities under Medicaid at such time exceeds the Medicaid Concentration Limit.

“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. § 1395 et seq.) and any statutes succeeding thereto.

“Medicare Concentration Limit” means, at any time, an amount equal to 45% of the aggregate Expected Net Value of all Eligible Receivables at the end of the most recent Collection Period; provided that the Medicare Concentration Limit may be subject to adjustment, upward or downward by the Managing Agents in their sole discretion, following the implementation of any change in Applicable Law, including Healthcare Law.

“Medicare Excess Concentration” means, at any time, the amount by which the aggregate Expected Net Value of all Eligible Receivables owing by Governmental Entities under Medicare at such time exceeds the Medicare Concentration Limit.

“Medicare/Medicaid Cost Report Liability Reserve” means, at any time, all Medicare and Medicaid cost report liabilities as shown on the financial statements of the Originators determined in accordance with the Critical Accounting Policy plus any additional reserves that the Administrative Agent may establish and maintain from time to time in its reasonable discretion to reflect any claims asserted or threatened by an Obligor that is a Governmental Entity that may result in a setoff, recoupment or other reduction of amounts payable on Receivables.

“Monthly Report” means a report, in substantially the form of Exhibit A, executed by a Responsible Officer of the Collection Agent and furnished to the Administrative Agent and each Managing Agent pursuant to Section 6.06 or Section 3.02.

“Monthly Report Due Date” means, with respect to any Collection Period, the 20th day of the calendar month following such Collection Period, or, if such day is not a Business Day, the next succeeding Business Day.

“Moody’s” means Moody’s Investors Service, Inc., and any successor thereto.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA that is contributed to by the Borrower or with respect to which the Borrower has any liability (including on behalf of any ERISA Affiliate).

“Net Receivables Balance” means, at any time, the aggregate Expected Net Value of all Eligible Receivables, minus the sum of, (a) in the case of each Obligor that is an Insurer, the applicable Aggregate Excess Concentration for each such Obligor plus (b) the Medicare Excess Concentration plus (c) the Medicaid Excess Concentration plus (d) the Expected Net Value of all Unbilled Receivables in excess of 20% of the Expected Net Value of all Receivables.

“Notice” means such notice letter or form delivered by an Originator to an Obligor directing such Obligor to make payments on Receivables solely into a Collection Account.

“Obligations” means all obligations, liabilities and Debt of every nature of the Borrower from time to time owing to any Secured Party, under or in connection with this Agreement or any other Facility Document, including all principal, interest, fees and Indemnified Amounts, if any, in each case whether primary, secondary, direct, indirect, contingent, fixed or otherwise and including interest accruing at the rate provided in the applicable Facility Document on or after the commencement by or against the Borrower, the Parent or any of its other Subsidiaries thereof of any proceeding under Bankruptcy Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Obligor” means an Insurer or Governmental Entity, as applicable, who is responsible for the payment of all or any portion of a Receivable. For the avoidance of doubt, the term “Obligor” shall not include any Person that is currently classified in a “self-pay” financial class by the Collection Agent.

“Optional Prepayment” has the meaning assigned to that term in Section 2.04(d).

“Originators” means each of the Persons affiliated with the Parent and party to the Sale Agreement as an originator collectively, and “Originator” means any of them individually.

“Other Taxes” has the meaning assigned to that term in Section 10.10(b).

“Parent” means Community Health Systems, Inc., a Delaware corporation.

“Parent Credit Agreement” means that certain Credit Agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010, and February 2, 2012, and as further amended by the Replacement Revolving Credit Facility and Incremental Term Loan Assumption Agreement dated as of March 6, 2012, among CHS, as borrower, the Parent, the lenders party thereto, and Credit Suisse AG, as administrative agent and as collateral agent for the lenders, as such agreement may be further amended, modified, supplemented or restated from time to time in accordance with its terms.

“Participant Register” has the meaning assigned to that term in Section 10.06(e)(iv).

“Patient Consent Form” means a form signed by each patient for which a Receivable has been or will be created: (i) with respect to Receivables originated on or prior to September 30, 2012, that is in form and substance consistent in all material respects with those forms used by the applicable Originator in the ordinary course of its business, and (ii) with respect to Receivables originated after September 30, 2012, that is in form and substance in compliance with Applicable Law to permit an Originator to disclose certain demographic and health information with respect to each patient to the Originator’s servicing agents and by such servicing agents and to any other Person (including the Administrative Agent and any Collection Agent) in the manner required or otherwise contemplated under the Facility Documents, except that, to the extent Applicable Law requires the Patient Consent Form to list specific persons or entities who may receive such patient information, such Patient Consent Form need not list the specific servicing agents or any other Person, including the Administrative Agent or any Collection Agent, in order to satisfy the requirements of this definition.

“Payment Date” means the fifth Business Day of each month.

“Payment Denial” means, as to any Receivable, any non-cash adjustment, including price adjustment, disputed amount or other adjustment for any reason other than a credit related reason made to the Expected Net Value of such Receivable.

“Payment Denial Rate” means, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Payment Denials occurring during such Collection Period and the denominator of which is the aggregate Expected Net Value of all Receivables as of the last day of such Collection Period.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Performance Undertaking” means that certain Collection Agent Performance Undertaking, dated as of the Closing Date, by CHS in favor of the Administrative Agent, substantially in the form of Exhibit B, as the same may be amended, restated or otherwise modified from time to time.

“Permitted Investments” means (a) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of no more than 31 days from the date of acquisition (or, if earlier, maturing no later than the next occurring end of any Fixed Period), (b) time deposits and certificates of deposit having maturities of no more than 31 days from the date of acquisition (or, if earlier, maturing no later than the next occurring end of any Fixed Period), maintained with or issued by any commercial bank having capital and surplus in excess of $500,000,000 and having a short-term rating of not less than P-1 or the equivalent thereof from Moody’s, A-1 or the equivalent thereof from S&P, and F1 or the equivalent thereof from Fitch, (c) repurchase obligations for underlying securities of the types described in clauses (a) or (b) above with a term of not more than 10 days (or, if earlier, the next occurring end of any Fixed Period), and (d) commercial paper maturing within 31 days after the date of acquisition (or, if earlier, maturing no later than the next occurring end of any Fixed Period) and having a rating of not less than P-1 or the equivalent thereof from Moody’s, A-1 or the equivalent thereof from S&P, and F1 or the equivalent thereof from Fitch.

“Permitted Liens” means (i) liens for taxes, fees, assessments and other governmental charges that are not delinquent and in respect of which adequate reserves have been established and (ii) any Lien created by or in connection with any Facility Document.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, sponsored, maintained or contributed to by the Borrower, or with respect to which Borrower has any liability (including on behalf of any ERISA Affiliate).

“Pledged Receivable” means any Receivable sold or contributed, or purported to have been sold or contributed by the Transferor to the Borrower.

“Pooled Commercial Paper” means, for each of the Conduit Lenders, the Commercial Paper notes of such Conduit Lender subject to any particular pooling arrangement by such Conduit Lender, but excluding Commercial Paper issued by such Conduit Lender for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by such Conduit Lender.

“Professional Services” has the meaning assigned to such term in the Recitals.

“Rating Agency” has the meaning assigned to such term in Section 10.01 of this Agreement.

“Receivables” means all accounts (including health-care-insurance receivables), instruments and general intangibles, whether now existing or hereafter arising, and all proceeds of any of the foregoing, in each case, consisting of rights of payment arising out of the rendition of medical, surgical, diagnostic or other professional medical services or the sale of medical products by an Originator in the ordinary course of its business, including all third-party reimbursable portions or third-party directly payable portions of health-care-insurance receivables or general intangibles owing (or in the case of Unbilled Receivables, to be owing) by an Obligor, including all rights to reimbursement from Obligors under any agreements with Obligors or other Persons and payments from Obligors, together with all books, records, ledger cards, rights to access and use data processing records, rights to use computer software, and other property at any time used or useful in connection with, evidencing, embodying, referring to, or relating to any of the foregoing in which the Borrower has acquired an interest pursuant to the Contribution Agreement. For the avoidance of doubt, this definition shall not include any Self Pay Obligation.

“Receivables Default Rate” means, in respect of any Collection Period, the sum of (a) the Payment Denial Rate for such Collection Period plus (b) a fraction the numerator of which is (i) the aggregate Expected Net Value of all Receivables that are between 151 days and 180 days from the Last Service Date plus (ii) the aggregate Expected Net Value of all Receivables which, consistent with the Credit and Collection Policy, have been written off the Borrower’s or an Originator’s books as uncollectible during such Collection Period that were less than 151 days from the Last Date of Service, and the denominator of which is the gross sales of the Originators net of Contractual Allowances for the fifth Collection Period preceding such Collection Period.

“Records” means all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, punch cards, rights to access and use data processing software and related property and rights) maintained with respect to Receivables and the related Obligors which the Borrower has itself generated, in which the Borrower has acquired an interest pursuant to the Contribution Agreement or in which the Borrower has otherwise obtained an interest.

“Register” has the meaning assigned to that term in Section 10.06(d).

“Regulatory Change” means, relative to any Affected Party:

(A) the adoption, change, implementation, change in the phase-in or commencement of effectiveness after the date hereof of: (i) United States Federal or state law or foreign law applicable to such Affected Party, (ii) regulation (including any applicable law, rule or regulation regarding capital adequacy), interpretation, rule, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (1) any court or government authority charged with the interpretation or administration of any law referred to in clause (A)(i), or (2) any rating agency, fiscal, monetary or other authority having jurisdiction over such Affected Party, or (iii) GAAP, regulatory accounting principles or any other United States or foreign accounting standards (or the issuance of any pronouncement, interpretation or release thereunder) by any accounting body or any other body charged with the promulgation or administration of accounting standards, including the Financial Accounting Standards Board, the International Accounting Standards Board, the American Institute of Certified Public Accountants, the Federal Reserve Board of Governors and the Securities and Exchange Commission, applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (A)(i) or (A)(ii) above;

(B) any change after the date hereof in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (A)(i), (A)(ii) or (A)(iii) above or any change in the interpretation, application or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency;

(C) the issuance, publication or release after the date hereof of any regulation, interpretation, directive, requirement or request of a type described in clause (A)(ii) above to the effect that the obligations of any Liquidity Provider under the related Liquidity Agreement are not entitled to be included in the zero percent category of off-balance sheet assets for purposes of any risk-weighted capital guidelines applicable to such Liquidity Provider or any related Affected Party;

(D) the compliance, whether commenced prior to or after the date hereof, by any Affected Party with the requirements of (i) the final rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted by the United States bank regulatory agencies on December 15, 2009, or any rules, regulations, guidance, interpretations or directives promulgated or issued in connection therewith by such agency (whether or not having force of law), (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act adopted by Congress on July 21, 2010, or any existing or future rules, regulations, guidance, interpretations or directives from the United States bank regulatory agencies relating thereto (whether or not having the force of law) or (iii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, regardless of the date enacted, adopted or issued, in each case pursuant to this clause (D), regardless of the date enacted, adopted or issued; or

(E) the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of a Conduit Lender that are the subject of this Agreement, a Liquidity Agreement or any other Facility Document with all or any portion of the assets and liabilities of a Committed Lender, a Managing Agent or the Administrative Agent or any of their affiliates as a result of the existence of, or the occurrence of any change in, the accounting principles (or the interpretation thereof) referred to in clause (A)(iii) above.

“Related Security” means with respect to any Receivable:

(a) all of the Borrower’s interest in the merchandise (including returned, repossessed or foreclosed merchandise), if any, relating to the sale which gave rise to such Receivable;

(b) all other Liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

(c) the assignment to the Administrative Agent, for the benefit of the Secured Parties, of all UCC financing statements or similar documents covering any collateral securing payment of such Receivable;

(d) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

(e) all Records; and

(f) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, securities accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

“Removal” has the meaning set forth in the Sale Agreement.

“Required Lenders” means (i) at any time that there are three or less Committed Lenders, 100% of the Committed Lenders hereunder, and (ii) at all other times, Committed Lenders holding more than 80% of the Commitments hereunder.

“Responsible Officer” means, with respect to any Person, its president, company controller, vice president, treasurer or chief financial officer designated by resolution of such Person as being authorized to deliver notices, reports and certificates under this Agreement.

“Revolving Period” means, the period beginning on the Closing Date when all conditions precedent to an initial Advance have been satisfied and ending on the day preceding the Termination Date.

“Revolving Principal Balance” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Advances at such time.

“Sale Agreement” means that certain Receivables Sale Agreement, dated as of the Closing Date, among the Originators, the Buyer and the Collection Agent, as amended by the First Omnibus Amendment and the Second Omnibus Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof, together with all instruments, documents and agreements executed by any of the Originators in connection therewith, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Scheduled Termination Date” means March 21, 2015, as such date may be extended thereafter in accordance with Section 2.03(a).

“Scotia” has the meaning assigned to that term in the Recitals.

“Second Omnibus Amendment” means that certain Second Omnibus Amendment, made as of March 7, 2013, among the Borrower, as Borrower and as the Company, the Conduit Lenders, Scotia, as a Managing Agent and as a Committed Lender, BTMU, as a Managing Agent and as a Committed Lender, CA-CIB, as a Managing Agent, as a Committed Lender and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Contribution Agreement, and the Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement), CHS, as Transferor, as Buyer and individually (as a performance undertaking party), and each of the Initial Originators and Supplemental Originators, as Originators.

“Second Omnibus Amendment Effective Date” means March 7, 2013.

“Secured Party” means, collectively, the Lenders, the Managing Agents, the Administrative Agent, and the Liquidity Providers.

“Self Pay Obligations” means, as of any date, all accounts, instruments and general intangibles, whether now existing or hereafter arising, that are payable by a Person other than an Obligor and classified in a “self pay” financial class by the Collection Agent as of such date and all proceeds of any of the foregoing, in each case, consisting of rights of payment arising out of the rendition of medical, surgical, diagnostic or other professional medical services or the sale of medical products by an Originator in the ordinary course of its business.

“Servicer Termination Event” means the occurrence of any of the following:

(a) any Event of Default;

(b) any withdrawal by the Collection Agent from a Collection Account or a Concentration Account in contravention of or otherwise not in accordance with the terms of this Agreement or any other Facility Document;

(c) any failure on the part of the Collection Agent duly to comply in any material respect with any of its duties, covenants or obligations hereunder or under any Facility Document or as “Collection Agent” under the Sale Agreement or Contribution Agreement, or under any Contract, any Applicable Law with respect to any Receivable, or under the standards, duties and obligations set forth in the Credit and Collection Policy, in each case, as determined by the Administrative Agent in the exercise of its reasonable commercial judgment, which failure shall continue uncured or unwaived for a period of 10 days (if such failure can be remedied) after the earlier to occur of (x) the date on which written notice of such failure shall have been given to the Collection Agent by the Administrative Agent or the Borrower and (y) the date on which a Responsible Officer of the Collection Agent acquires knowledge thereof;

(d) the Collection Agent agrees to or otherwise permits to occur any material change in the Credit and Collection Policy that is not in compliance with Section 6.02(c);

(e) Professional Services assigns its rights or obligations as “Collection Agent” hereunder to any Person without the consent of the Administrative Agent and the approval of each Managing Agent (as required by Section 6.01);

(f) any financial or other information reasonably requested by the Administrative Agent or any Managing Agent is not provided as requested within a reasonable amount of time following such request; or

(g) any representation or warranty made or deemed made by the Collection Agent or any of its officers under or in connection with this Agreement or any other Facility Document shall have been false, incorrect or misleading in any material respect when made or deemed made.

“Servicing Fee” has the meaning set forth in the Sale Agreement.

“Servicing Fee Reserve” means, at any time, an amount equal to the sum of (a) all accrued and unpaid Servicing Fee plus (b) the product of (i) the Servicing Fee Reserve Ratio and (ii) the aggregate Expected Net Value of all Receivables at such time.

“Servicing Fee Reserve Ratio” means the product of (i) 1.0% multiplied by (ii) the Stress Factor multiplied by (iii) the DSO divided by 360.

“Specified Event” means the Events of Default listed in clause (h) or (i) of Section 7.01.

“Specified Notice” means a notice by the Administrative Agent to the Borrower of the occurrence of a Specified Event pursuant to Section 7.01.

“Specified Originators” means the Originators listed on Schedule VI, which Schedule also sets forth the percentage ownership of the issued and outstanding equity interests of each such Originator that is held by CHS and its subsidiaries as of the Second Omnibus Amendment Effective Date.

“Stress Factor” means, (i) for purposes of calculating the Medicare/Medicaid Cost Report Liability Reserve, 1.50, (ii) for purposes of calculating the Loss Reserve, 2.50, and (iii) for purposes of calculating the Yield Reserve and the Servicing Fee Reserve, 7.50.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

“Supplemental Originators” means each of the Persons affiliated with the Parent and added as a party to the Sale Agreement as of the Second Omnibus Amendment Effective Date as an originator collectively, and “Supplemental Originator” means any of them individually.

“Taxes” has the meaning assigned to that term in Section 2.12(a).

“Termination Date” means the earliest of (a) the date of termination of the Facility Limit pursuant to Section 2.04, (b) the date of the declaration or automatic occurrence of the Termination Date pursuant to Section 7.01, and (c) the Scheduled Termination Date.

“Termination Declaration Notice” has the meaning assigned to that term in Section 7.01.

“Total Reserves” means, at any time, an amount equal to the sum of (a) the Loss Reserve plus (b) the Yield Reserve plus (b) the Servicing Fee Reserve plus (d) the product of (i) the Medicare/Medicaid Cost Report Liability Reserve multiplied by (ii) the Stress Factor.

“Tranche” has the meaning assigned to that term in Section 2.05(a).

“Transferor” means CHS in its capacity as the Transferor under the Contribution Agreement.

“TRICARE/CHAMPUS” means the Civilian Health and Medical Program of the Uniformed Service, a program of medical benefits covering former and active members of the uniformed services and certain of their dependents, financed and administered by the United States Departments of Defense, Health and Human Services and Transportation and established pursuant to 10 USC §§ 1071-1106, and all regulations promulgated thereunder including (1) all federal statutes (whether set forth in 10 USC §§ 1071-1106 or elsewhere) affecting TRICARE/CHAMPUS, and (2) all rules, regulations (including 32 CFR 199), manuals, orders and administrative, reimbursement, and other guidelines of all Governmental Entities (including the Department of Health and Human Services, the Department of Defense, the Department of Transportation, the Assistant Secretary of Defense (Health Affairs), and the Office of TRICARE/CHAMPUS, or any Person or entity succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law) in each case as may be amended, supplemented or otherwise modified from time to time.

“Trigger Event” means the occurrence of (i) a Default or an Event of Default, (ii) a Servicer Termination Event or any event or circumstance that but for notice or lapse of time or both would constitute a Servicer Termination Event, or (iii) the date three Business Days following an ENV Event.

“UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

“U.S. Dollars” or “US $” means the lawful currency of the United States of America.

“Unbilled Receivable” means a Receivable in respect of which the goods have been shipped, or the services rendered, to the relevant customer or patient, rights to payment thereon have accrued, but the invoice has not been rendered to the applicable Obligor.

“United States” or “U.S.” means the United States of America.

“Unused Fee” means the fee payable by the Borrower and identified as the “Unused Fee” in the Fee Letter.

“Used Fee” means the fee payable by the Borrower and identified as the “Used Fee” in the Fee Letter.

“Victory” has the meaning assigned to that term in the Recitals.

“Victory Lender Group” means the Lender Group for which Victory acts as Conduit Lender.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Yield Reserve” means, at any time, an amount equal to the sum of (a) all accrued and unpaid Interest plus (b) the product of (i) the Yield Reserve Ratio multiplied by (ii) the lesser of (x) the Borrowing Base and (y) the Facility Limit.

“Yield Reserve Ratio” means the product of (i) the Base Rate multiplied by (ii) the Stress Factor multiplied by (iii) the DSO divided by 360.

SECTION 1.02. Other Terms. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein are used herein as defined in such Article 9. The words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended or supplemented and not to any particular section, subsection, or clause contained in this Agreement, and all references to Sections, Exhibits and Schedules shall mean, unless the context clearly indicates otherwise, the Sections hereof and the Exhibits and Schedules attached hereto, the terms of which Exhibits and Schedules are hereby incorporated into this Agreement. Whenever appropriate, in the context, terms used herein in the singular also include the plural, and vice versa. The words “including”, “included” and words of similar impact are not limiting.

SECTION 1.03. Accounting Terms and Principles. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all accounting determinations required to be made pursuant hereto and all financial statements prepared hereunder shall, unless expressly otherwise provided herein, be made in accordance with GAAP. If there occurs after the date hereof any change in GAAP that affects in any respect the calculation of any financial ratio or covenant, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith any amendment required in the Facility Documents with the intent of having the respective positions of the Administrative Agent, the Lenders and the Borrower after such change conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, all calculations shall be made as if no change in GAAP has occurred.

SECTION 1.04. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

SECTION 1.05. Computation of Ratios. To the extent that any ratio, percentage or other amount hereunder is computed as a rolling average on the basis of data and computations for the current month or Collection Period and a specified number of prior months or Collection Periods, and such prior months or Collection Periods include one or more months or Collection Periods ending prior to the Closing Date, the relevant ratio, percentage or other amount shall be computed assuming that each such month or Collection Period preceding the Closing Date in fact fell after the Closing Date.

ARTICLE II

THE LOAN FACILITY.

SECTION 2.01. Advances; Interest.

(a) On the terms and conditions hereinafter set forth, the Borrower may, by delivery of a Funding Request to the Administrative Agent and each Managing Agent, from time to time on any Business Day during the Revolving Period, at its option, request that the Lenders make advances (each, an “Advance”) to the Borrower in an amount which, at any time, shall not exceed the Availability in effect on the related Funding Date. Upon receipt of such Funding Request, each Managing Agent shall promptly forward such request to its related Lenders. All Advances will be made in U.S. Dollars. The Borrower shall pay Interest with respect to each Advance or portion thereof for each day from and including the date such Advance is made to and excluding the date it is repaid in full in cash hereunder.

(b) Each Funding Request shall: (i) specify the aggregate amount of the requested Advance, which shall be in an amount equal to at least $1,000,000 with increments of $50,000 thereafter, (ii) specify the outstanding amount of Advances under this Agreement, and (iii) contain representations and warranties that all conditions precedent for a funding have been met, including a representation by the Borrower that the requested Advance shall not, on the Funding Date thereof, exceed the Availability on such day.

(c) Such Funding Request shall be delivered not later than 12:00 noon (New York City time) on the date which is one Business Day prior to the Business Day on which such Advance is requested to be made (each, a “Funding Date”) (or such lesser amount of time as may be approved by each Lender, in its respective sole discretion).

(d) A Funding Request shall be irrevocable when delivered.

(e) The applicable portion of the Advance (i) may be made by the related Conduit Lender, in its sole discretion or (ii) if the related Conduit Lender does not fund, shall be made by the related Committed Lender, in each case, ratably by the Lenders members of each Lender Group in accordance with their Lender Group Percentage. Notwithstanding anything contained in this Section 2.01 or elsewhere in this Agreement to the contrary, no Lender shall be obligated to make any Advance in an amount that would result in the aggregate Advances then funded by the related Lender Group exceeding such Lender Group’s Lender Group Limit then in effect.

(f) The obligation of the Lenders members of each Lender Group to remit such Lender Group’s Lender Group Percentage of any such Advance shall be several from that of each other Lender Group, and the failure of any Lender to so make such amount available to the Borrower shall not relieve any other Lender of its obligation hereunder.

(g) On the Funding Date following the satisfaction of the applicable conditions set forth in this Section 2.01 and Article III, the Lenders shall make available to their related Managing Agent, for deposit to the account of the Borrower or its designee in same day funds, at the account specified in the Funding Request, an amount equal to such Lender’s ratable share of the Advance then being made. Each Lender shall use commercially reasonable efforts to initiate each wire transfer of an Advance to the Borrower no later than 12:00 noon (New York City time) on the applicable Funding Date. Each Lender agrees that either (i) no portion of any Advance shall be funded or held with “plan assets” of any “benefit plan investor” within the meaning of Section 3(42) of ERISA or (ii) the funding and holding of any portion of any Advance shall not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

SECTION 2.02. Security for Obligations.

(a) As security for the payment in full and performance of all Obligations, the Borrower hereby pledges, grants a security interest in, and collaterally assigns to the Administrative Agent, for the benefit of the Lenders and the other Secured Parties, all of its right and title to and interest in all of its property of any kind and nature, whether now owned or existing or hereafter arising or acquired and wheresoever located, including the following property and interests in property (collectively, the “Collateral”):

(i) all Receivables of the Borrower;

(ii) all Related Security relating to such Receivables;

(iii) all Collections with respect to, and other proceeds of, all such Receivables;

(iv) all of the Borrower’s rights, remedies, powers, privileges and claims (as an initial assignee under the Assignment of Agreements) under or with respect to the Contribution Agreement (whether arising pursuant to the terms of the Contribution Agreement or otherwise available to the Borrower at law or in equity), including the rights of the Borrower to enforce the Contribution Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Contribution Agreement, each UCC financing statement filed by the Borrower against the Transferor under or in connection with the Contribution Agreement, and each UCC financing statement filed by the Transferor against the applicable Originators under or in connection with the Sale Agreement;

(v) all of the Borrower’s rights, remedies, powers, privileges and claims under or with respect to the Sale Agreement (whether arising pursuant to the terms of the Sale Agreement or otherwise available to the Borrower by assignment at law or in equity), including the rights of the Borrower to enforce the Sale Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Sale Agreement and each UCC financing statement filed by the Borrower against the applicable Originator under or in connection with the Sale Agreement;

(vi) all of the Borrower’s rights, remedies, powers, privileges and claims under or with respect to the Performance Undertaking (whether arising pursuant to the terms of the Performance Undertaking or otherwise available to the Borrower at law or in equity), including the rights of the Borrower to enforce the Performance Undertaking and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Performance Undertaking;

(vii) to the maximum extent permitted by Applicable Law, all of the Borrower’s rights, remedies, powers, privileges and claims under or with respect to each Concentration Account and each Collection Account and Lock-Box in which it has an interest (whether arising pursuant to the terms of the agreements relating to such account or lock-box or otherwise available to the Borrower at law or in equity) including the rights of the Borrower to enforce its rights in and to the Concentration Accounts, the Collection Accounts and the Lock-Boxes and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers with respect to any Concentration Account, any Collection Account or any Lock-Box, and all funds, financial assets and other property from time to time on deposit in or credited to each Concentration Account, each Collection Account and each Lock-Box, and in all investments and proceeds thereof, but in each case excluding all collections on or proceeds of Self Pay Obligations on deposit therein or credited thereto;

(viii) all deposit accounts, securities accounts, investment property, accounts, chattel paper, documents, goods, general intangibles, payment intangibles, instruments, letter-of-credit rights, inventory, contract rights, equipment, money, cash and cash equivalents, and all other personal property of whatever kind or nature whatsoever;

(ix) all books, records, and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software, and other property and general intangibles at any time evidencing or relating to any of the foregoing; and

(x) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, securities accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

(b) The Borrower agrees that from time to time, at its expense, it will, and will direct the Collection Agent, the Transferor pursuant to the Contribution Agreement and the applicable Originator pursuant to the Sale Agreement to promptly execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the interest in the Collateral acquired by the Administrative Agent, for the benefit of the Lenders and the other Secured Parties hereunder, or to enable the Administrative Agent to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Borrower will upon the request of the Administrative Agent, and will direct the Collection Agent, the Transferor and the applicable Originator to: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Administrative Agent may reasonably request, and (ii) mark its master data processing records evidencing such Receivables and related Contracts and other Related Security in a manner reasonably acceptable to the Administrative Agent, that evidences that the Administrative Agent, on behalf of the Lenders and the other Secured Parties shall have acquired a security interest therein as provided in this Agreement. The Administrative Agent agrees that marking each financial class of Receivables that does not fall under the definition of “Ineligible Receivable” shall be acceptable.

(c) The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Collateral now existing or hereafter arising without the signature of the Borrower where permitted by law, including any financing statement describing the Collateral as “all assets” of the Borrower. The parties intend this Agreement to be a “security agreement” within the meaning of the UCC.

(d) Subject to Applicable Law, the Borrower shall, upon the request of the Administrative Agent, at any time from and after an Event of Default and at the Borrower’s expense, notify the Obligors of Receivables, or any of them, or other obligors under any of the Collateral, of the Administrative Agent’s interest in the Receivables and other Collateral, as applicable.

(e) If the Borrower fails to perform any of its agreements or obligations under this Section 2.02, the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Borrower upon the Administrative Agent’s demand therefor in accordance with Section 2.07 or 2.08, as applicable.

SECTION 2.03. Extension of the Facility.

(a) The Borrower may, within 120 days, but no later than 60 days, prior to each one-year anniversary of the Closing Date, by written notice to the Administrative Agent, make written requests for the Lenders to extend the then-current Scheduled Termination Date for an additional 364 days. The Administrative Agent shall provide notice of such request promptly to each Managing Agent.

(b) Each Managing Agent shall give prompt notice to each of the Lenders in its related Lender Group of its receipt of such request for extension of the Scheduled Termination Date. Each Lender shall make a determination, in its sole discretion and after a full review as to whether or not it will agree to extend the Scheduled Termination Date; provided, however, that each Lender’s determination shall be made no later than 60 days after the date of the Borrower’s notice to the Administrative Agent of such request for extension; provided further that the failure of any Lender to make a timely response to the Borrower’s request for extension of the Scheduled Termination Date shall be deemed to constitute a refusal by such Lender to extend the Scheduled Termination Date.

(c) In the event that any of the existing Lenders agree to extend the Scheduled Termination Date, or to assign their Commitment prior to the Scheduled Termination Date to a Lender agreeing to extend the Scheduled Termination Date, the Borrower, the Collection Agent, the Administrative Agent and such extending Lenders shall enter into such documents as the Administrative Agent and such Lenders may deem necessary or appropriate to reflect such extension, and all reasonable costs and expenses incurred by such Lenders and the Administrative Agent (including reasonable attorneys’ and auditors’ fees) shall be paid by the Borrower.

SECTION 2.04. Optional Reduction in Facility Limit; Optional Prepayments and Mandatory Prepayments.

(a) On any Payment Date, the Borrower shall be entitled at its option, to reduce the Facility Limit in whole or in part; provided that (i) the Borrower shall give written notice of such reduction to the Administrative Agent and each Managing Agent at least three Business Days prior to the date of such reduction, (ii) no Borrowing Base Deficiency shall exist as a result of such reduction, (iii) any partial reduction of the Facility Limit shall be in an amount equal to $25,000,000 with integral multiples of $5,000,000 above such amount, and (iv) the Facility Limit shall not be reduced below $100,000,000 unless such reduction is in connection with the termination of all Commitments and the prepayment in full of all Obligations (other than Obligations that are contingent as to liability).

(b) The Lenders hereby agree that any reduction in the Facility Limit shall reduce the Commitment of each Lender ratably in proportion to any such reduction in the Facility Limit; provided that, if there is a Defaulting Lender at the time of such reduction, the Borrower may at its option direct that such reduction be applied first to reduce the Commitment of the Defaulting Lender to (but not below) the Revolving Loan Balance owing such Defaulting Lender and then applied to reduce the Commitments of the remaining Lenders ratably.

(c) Any request for a reduction or termination pursuant to this Section 2.04 shall be irrevocable.

(d) From time to time during the Revolving Period, the Borrower may prepay (an “Optional Prepayment”) any portion or all of the Advances by the Borrower delivering a Borrower Notice to the Administrative Agent and each Managing Agent at least one Business Day prior to the date of such Optional Prepayment (or, in each case, such later time as the applicable Lenders, in their respective sole discretion, may agree), specifying the date and amount of the Optional Prepayment.

(e) If the Borrower Notice relating to any Optional Prepayment is given, the amount specified in the Borrower Notice shall be due and payable on the date specified therein. Payments of Interest accrued to the applicable payment date on the amount prepaid and any CP Breakage shall be made on the next Payment Date following such repayment. Any partial Optional Prepayment by the Borrower of Advances hereunder, other than with respect to Mandatory Prepayments, shall be in a minimum amount of $1,000,000 with integral multiples of $100,000 above such amount. Any amount so prepaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. A Borrower Notice relating to any such Optional Prepayment shall be irrevocable two Business Days prior to the date of prepayment specified therein.

(f) The aggregate outstanding Advances and all other Obligations shall be repaid in accordance with Section 2.07, and shall be due and payable in full on the Termination Date.

SECTION 2.05. Selection of Fixed Periods.

(a) All Advances shall, for purposes of calculating Interest, be allocated to one or more “Fixed Periods” as set forth in the definition of such term, and each such portion allocated to a particular Fixed Period is referred to herein as a “Tranche” (each, a “Tranche”).

(b) Each Tranche shall reflect the funding sources for the outstanding principal balance of Advances associated therewith so that (i) there may be one or more Tranches, selected by the applicable Managing Agent, reflecting the portion of the outstanding principal balance of Advances funded by a funding made by a liquidity or credit support provider to the Lender and (ii) there may be one or more Tranches allocated to the portion of the outstanding principal balance of Advances funded by the Commercial Paper of a Conduit Lender. For avoidance of doubt, amounts outstanding in any Tranche may be combined with other Tranches from time to time in the discretion of the Managing Agent to reflect the applicable funding sources for such Tranches as described above.

SECTION 2.06. Fees, Interest, Payments and Computations, Etc.

(a) On the Closing Date, the Borrower paid to the Administrative Agent for its own benefit and the benefit of each Managing Agent and each Lender, as applicable, the fees set forth in the Fee Letter in effect at such time that were due and payable on such date, including the upfront fee and reimbursement for all reasonable out-of-pocket costs and expenses, including any legal fees and disbursements to the extent incurred, relating to the negotiation, preparation and closing of this Agreement and the other Facility Documents.

(b) On the Second Omnibus Amendment Effective Date, the Borrower shall pay to the Administrative Agent for its own benefit and the benefit of each Managing Agent and each Lender, as applicable, the fees set forth in the Fee Letter as amended and restated on such date that are due and payable on such date, including the upfront fee and reimbursement for all reasonable out-of-pocket costs and expenses, including any legal fees and disbursements to the extent incurred, relating to the negotiation, preparation and closing of the Second Omnibus Amendment and the other Facility Documents.

(c) On each Payment Date, the Borrower shall pay to the Administrative Agent, for its own benefit and the benefit of each Managing Agent, for its benefit and the benefit of each related Lender, as applicable, certain fees with respect to the immediately preceding month in the amounts and on the dates set forth in the Fee Letter in effect at such time (subject to adjustment for a Defaulting Lender as provided in Section 2.15).

(d) On each Payment Date, the Borrower shall pay accrued and unpaid Interest for the immediately preceding month to the Administrative Agent, for the benefit of each Managing Agent, for its benefit and the benefit of each related Lender, as applicable.

(e) On each Payment Date, the Collection Agent shall be entitled to receive the Servicing Fee. The Servicing Fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, Sections 2.07 and 2.08 or, prior to the occurrence of an Event of Default, pursuant to a capital contribution to the Borrower from CHS made in its sole discretion.

(f) If any Advance requested by the Borrower hereunder, or any selection of a subsequent Fixed Period for any Revolving Principal Balance requested by the Borrower and approved by the applicable Managing Agent pursuant to Section 2.05 is not for any reason, other than the act or omission of a Lender, a Managing Agent or the Administrative Agent (or their agents or employees) contrary to this Agreement, made or effectuated, as the case may be, on the date specified therefor, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender, including any loss (including loss of anticipated profits, net of anticipated profits in the reemployment of such funds in the manner determined by such Lender), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Advance, as the case may be, during such Fixed Period. Such loss, cost or expense shall be computed on a net basis (any indemnification payments under this Section 2.06(e) shall be without duplication to other amounts payable under Sections 2.04(e) or 2.06(f) hereof).

(g) Without duplication of any payments otherwise required hereunder, the Borrower shall pay to the applicable Managing Agent, within two Business Days after such Managing Agent’s written demand therefor for the benefit of the related Lenders, any CP Breakage payable hereunder.

SECTION 2.07. Payment and Collection Procedures Generally.

(a) To the extent not so previously instructed, the Collection Agent or the Borrower will, or will cause each Originator to prepare, execute and deliver to each Obligor (or, in the case of a Governmental Entity, its fiscal intermediary) who is proposed to be a payor of Receivables, with copies to the Administrative Agent, a Notice, which notice shall, among other things, instruct all Obligors to pay all Collections directly to a Lock-Box or Collection Account.

(b) The Collection Agent shall, or shall direct the Borrower to, take all actions necessary and appropriate to ensure that (i) on each Business Day (whether or not the Termination Date has occurred) (x) all Collections received in the Lock-Boxes are deposited into a Collection Account and (y) all Collections received in or deposited into the Collection Accounts are transferred in same day funds to the applicable Concentration Account and (ii) all Collections not received in a Lock-Box or a Collection Account are deposited into or transferred to the applicable Concentration Account no later than two Business Days from receipt by the Collection Agent, the Borrower, the Transferor or an Originator, as the case may be. The Collection Agent or the Borrower shall promptly take, or direct the applicable Originator to take, all such actions as are reasonably necessary in the Collection Agent’s or the Borrower’s discretion or reasonably requested by the Administrative Agent to ensure that future payments from any Obligor be made to a Collection Account or Lock-Box.

(c) So long as no Trigger Event exists or would result from such proposed withdrawal, the Collection Agent may withdraw from any Concentration Account and distribute to the Borrower amounts deposited in such Concentration Account up to an amount such that the amount remaining in the Concentration Accounts, collectively, at least equals the Interest, Used Fee, Unused Fee and Servicing Fee accrued through such date of withdrawal (which amount shall remain in the Concentration Accounts until the immediately following Payment Date); provided that the foregoing shall not limit the ability of the Collection Agent to withdraw all proceeds of Self Pay Obligations from the Concentration Accounts at any time prior to the delivery by the Administrative Agent of the notice referred to in Section 2.08(a), Section 6.04(a)(v) or Section 6.07(b) to any Concentration Account Bank, subject to the terms of this Agreement and the Control Agreements.

(d) On the Business Day immediately preceding each Payment Date to occur prior to the Termination Date, the Collection Agent shall deposit (to the extent not previously deposited in accordance with clause (c) above) to a Concentration Account the amounts in respect of Interest, Used Fee, Unused Fee and Servicing Fee accrued for the prior month and set aside as described in clause (c) above. Following deposit of such funds, the Collection Agent shall distribute the funds as directed by the Administrative Agent, first, to the Managing Agents, for the benefit of the related Lenders, in full payment of the accrued and unpaid Interest for such month, second, to the Managing Agents, for the benefit of the related Lenders and to the Administrative Agent, in full payment of the accrued and unpaid fees due to such Persons hereunder or under any other Facility Document for such month, third, to the Collection Agent, in full payment of any accrued and unpaid Servicing Fee payable to the Collection Agent with respect to such month, and fourth, to the Administrative Agent or the Managing Agents, for the benefit of the related Lenders or other Indemnified Persons, in full payment of all other unpaid Obligations accrued for such month.

(e) Notwithstanding anything to the contrary contained in this Section 2.07 or any other provision in this Agreement, if on any Business Day prior to the Termination Date a Borrowing Base Deficiency exists, then, and in any event prior to any distribution to the Transferor or any Originator or other Affiliate under clause (c) above, in each case, the Borrower shall remit to the Administrative Agent, for the benefit of the Lenders, no later than the close of business of the Administrative Agent on the second succeeding Business Day, a payment (each such payment, a “Mandatory Prepayment”) (to be applied ratably among the Lenders by the Administrative Agent to outstanding Revolving Principal Balance allocated to Fixed Periods selected by the Administrative Agent, in its sole discretion) in such amount as may be necessary to reduce the outstanding Revolving Principal Balance so that a Borrowing Base Deficiency no longer exists. Amounts other than principal owed in connection with such Mandatory Prepayment, including, (i) all Interest accrued and unpaid on the amount repaid to (but excluding) the date of such repayment and (ii) any and all CP Breakage owed with respect to such repayment, shall be made on the next Payment Date following such repayment.

(f) All payments to be made by the Borrower or the Collection Agent under this Agreement shall be made free and clear of any counterclaim, set-off, deduction or other defense, which such Person may have against any Lender, any Managing Agent, the Administrative Agent or against each other.

SECTION 2.08. Trigger Event and Termination Date Payment Procedures.

(a) On each Business Day after the occurrence of a Trigger Event and delivery by the Administrative Agent of a notice in substantially the form attached to the Control Agreement transferring exclusive control of each Concentration Account to the Administrative Agent, funds shall be withdrawn from each Concentration Account solely by, or at the direction of, the Administrative Agent to be applied by the Administrative Agent in the order of priority set forth in Section 2.07(d) and as set forth in Section 2.08(c).

(b) On the Termination Date and on each Business Day thereafter, the amounts set aside in each Concentration Account in accordance with Section 2.07 above shall be withdrawn from each Concentration Account, solely by, or at the direction of, the Administrative Agent, to be applied by the Administrative Agent in the following order of priority:

(i) (A) First, to pay to the Collection Agent any accrued and unpaid Servicing Fee (if the Collection Agent is a Person other than the Transferor, an Originator or an Affiliate thereof) which is then due and payable, and (B) second, to be retained in a Concentration Account to the extent of any daily accrued and unpaid amounts of such Servicing Fee which are not then due and payable, until the next relevant payment date therefor, and not to be applied to any of the following items;

(ii) To pay, ratably among the Lenders, accrued and unpaid Interest which is then due and payable;

(iii) To pay, ratably among the Lenders, accrued and unpaid Used Fee and Unused Fee which is then due and payable;

(iv) To pay, ratably among the Lenders, all Revolving Principal Balance then outstanding;

(v) To pay, ratably among the Lenders, the Secured Parties and any other Indemnified Parties entitled thereto, the portion of any other accrued and unpaid Obligations which have not been paid pursuant to clauses (i) through (iv) above and which are then due and payable by the Borrower to any of them under this Agreement; and

(vi) (A) First, to pay to the Collection Agent any accrued and unpaid Servicing Fee (if the Collection Agent is the Transferor, an Originator or an Affiliate of any thereof) which is then due and payable, and (B) second, to be retained in a Concentration Account to the extent of any accrued and unpaid amounts of such Servicing Fee which are not then due and payable, until the next relevant payment date therefor.

Following the Collection Date, the Collection Agent or the Administrative Agent, as the case may be, shall pay to the Borrower any remaining Collections in the Concentration Accounts.

(c) Following the delivery by the Administrative Agent of the notice referred to in Section 2.08(a), Section 6.04(a)(v) or Section 6.07(b) to any Concentration Account Bank, the Borrower or the Collection Agent shall deliver to the Administrative Agent on each Business Day a report identifying all amounts on deposit in each Concentration Account that constitute proceeds of Self Pay Obligations. Promptly following receipt of such report, but in any event no later than the next Business Day, the Administrative Agent shall (i) provide instructions to each Concentration Account Bank directing the transfer of all proceeds of Self Pay Obligations so identified to an account specified by the Borrower or Collection Agent or (ii) raise any concerns or objections with respect thereto with the Borrower. In the event of any dispute regarding the identification of proceeds of Self Pay Obligations, the parties agree to cooperate in good faith to promptly resolve such dispute.

SECTION 2.09. Updated Borrowing Base.

(a) If on any day a Receivable in the Borrowing Base no longer qualifies as an Eligible Receivable because (i) the Expected Net Value of any Receivable is either (x) reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed merchandise, any defective or rejected services, any failure to provide services, any discount, rebate or any other adjustment made or performed by the Borrower or any other Person or (y) reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof against an Originator or an Affiliate of an Originator, (ii) any of the representations or warranties in Section 4.01(h) is no longer true with respect to such Receivable or the Borrower or the Collection Agent discovers or is notified that such Receivable was not an Eligible Receivable on the day it was included in the Borrowing Base or (iii) for any other reason pursuant to the terms hereunder, the Borrower or the Collection Agent shall recalculate the Borrowing Base as of such day after giving effect to the removal of such Receivable or Receivables from the Borrowing Base calculation; provided, that the Collection Agent and the Borrower shall deliver an updated report with respect to the information in the Monthly Report only to the extent that such reduction, adjustment, cancellation or disqualification would result in a Borrowing Base Deficiency.

(b) Promptly after the occurrence of an ENV Event, the Borrower shall deliver to the Administrative Agent a Monthly Report updated as of such day, including a calculation of the Borrowing Base after giving effect to an adjustment to the Contractual Allowances, in an amount approved by the Administrative Agent and the Managing Agents, to reflect such collection experiences.

(c) If a Borrowing Base Deficiency exists with respect to the revised Borrowing Base delivered pursuant to clause (a) or (b), then the Borrower shall make a Mandatory Prepayment in accordance with Section 2.07(e).

SECTION 2.10. Late Payments, Payments on other than Business Day.

(a) The payment or deposit of all amounts to be paid or deposited by the Borrower or the Collection Agent hereunder shall be paid or deposited in accordance with the terms hereof no later than 12:00 P.M. (New York City time) on the day when due in lawful money of the United Stated in immediately available funds. The Borrower shall, to the extent permitted by law, pay to the Administrative Agent interest on all amounts not paid or deposited when due hereunder (whether owing by the Borrower or by the Collection Agent) at 2.0% per annum above the Base Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be retained by the Administrative Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Administrative Agent of such overdue amount to the applicable Managing Agents, on behalf of the related Lenders, in which case such interest accruing after such date shall be for the account of, and distributed by the Administrative Agent to such Managing Agents. All computations of interest and all computations of Interest (other than for Interest calculated in respect of the Base Rate, which shall be computed on the basis of a year of 365/366 days), Servicing Fee, Used Fee, Unused Fee, CP Breakage and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

(b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Interest, interest or any fee payable hereunder, as the case may be; provided, however, that, if such extension would cause payment of Interest, or Revolving Principal Balance on which Interest accrues at the Adjusted Eurodollar Rate, to be made in the next following month, such payment shall be made on the next preceding Business Day.

SECTION 2.11. Increased Costs; Capital Adequacy; Illegality.

(a) If either (i) the introduction of or any Regulatory Change (including any change by way of imposition or increase of reserve requirements) in any law, regulation, treaty or official directive, or in the interpretation or application thereof by any central bank or other governmental agency or authority charged with the administration thereof (whether or not having the force of law), or (ii) the compliance by the Administrative Agent any Secured Party or any affiliate of either thereof (each of which, an “Affected Party”) with any guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law), (A) shall impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party or (B) shall impose any other condition affecting the Collateral or any Lender’s rights or obligations hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within 10 days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

(b) If either (i) the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in any law, regulation, treaty or official directive, or in the interpretation or application thereof, in each case occurring after the date hereof, by any central bank or other governmental agency or authority charged with the administration thereof (whether or not having the force of law), or (ii) the compliance by an Affected Party with any guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law) in each case promulgated after the date hereof, including compliance by an Affected Party with any request or directive regarding capital adequacy, or (iii) any Regulatory Change, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or otherwise arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance by an amount deemed by such Affected Party to be material, then within 10 days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

(c) If as a result of any event or circumstance similar to those described in Section 2.11(a) or 2.11(b), any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then within 10 days after demand by such Affected Party, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts to be paid by it.

(d) In determining any amount provided for in this Section 2.11, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.11 shall submit to the Borrower a certificate as to the calculation of such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.

(e) Failure or delay on the part of any Affected Party to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Affected Party’s right to demand such compensation, provided that the Borrower shall not be required to compensate any Affected Party pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Affected Party notifies the Borrower of the circumstances giving rise to such increased costs or reductions and of such Affected Party’s intention to claim compensation therefor (except that, if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). The protections of this Section shall be available to the Affected Party regardless of any possible contention of the invalidity or inapplicability of the Regulatory Change that shall have occurred or been imposed.

(f) If any Managing Agent, on behalf of the related Lenders shall notify the Administrative Agent that a Eurodollar Disruption Event has occurred, the Administrative Agent shall in turn so notify the Borrower, whereupon all Revolving Principal Balance in respect of which Interest accrues at the Adjusted Eurodollar Rate for the then current Fixed Period shall immediately be converted into Revolving Principal Balance in respect of which Interest accrues at the Base Rate for the remainder of such Fixed Period.

(g) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.11 shall survive the termination of this Agreement.

SECTION 2.12. Taxes.

(a) Any and all payments by the Borrower or the Collection Agent hereunder to any Lender, any Managing Agent or the Administrative Agent shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, (1) in the case of any Lender, any Managing Agent and the Administrative Agent, net income taxes and branch profits taxes that are imposed by the United States, (2) franchise taxes, net income taxes and branch profits taxes that are imposed on such Lender, such Managing Agent or the Administrative Agent by the state or non-United States jurisdiction under the laws of which such Lender, such Managing Agent or the Administrative Agent (as the case may be) is organized or conducts business or any political subdivision thereof, (3) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office), except to the extent that such Foreign was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to this Section 2.12(a), (4) any U.S. federal withholding Taxes imposed under FATCA, and (5) Taxes attributable to such recipient’s failure to comply with Section 2.12(c) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). If the Borrower or the Collection Agent shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, any Managing Agent or the Administrative Agent, (i) the Borrower shall make an additional payment to such Lender, such Managing Agent or the Administrative Agent, as the case may be, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12), such Lender, such Managing Agent or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or the Collection Agent, as the case may be, shall make such deductions and (iii) the Borrower or the Collection Agent, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law. Within 30 days after the date of any such payment of Taxes, the Borrower or the Collection Agent, as the case may be, will furnish to such Lender, such Managing Agent or the Administrative Agent (as the case may be) the original or a certified copy of a receipt evidencing payment thereof.

(b) The Borrower will indemnify each Lender, each Managing Agent and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by such Lender, such Managing Agent or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted; provided that any Lender, any Managing Agent or the Administrative Agent, as appropriate, making a demand for indemnity payment hereunder shall provide the Borrower with a certificate from the relevant taxing authority or from a responsible officer of such Lender, such Managing Agent and the

Administrative Agent stating or otherwise evidencing that such Lender, such Managing Agent or the Administrative Agent has made payment of such Taxes or Other Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes or Other Taxes. This indemnification shall be made within 10 days from the date such Lender, such Managing Agent or the Administrative Agent (as the case may be) makes written demand therefor.

(c)

(i) Each Lender, each Managing Agent and the Administrative Agent that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any this Agreement shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, each Lender, each Managing Agent and the Administrative Agent, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.12(c)(ii)(A), (ii)(B) and (ii)(C) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person within the meaning of Section 7701(a)(30) of the Code,

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this Agreement, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii) executed originals of IRS Form W-8ECI;

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of either Exhibit F-1 or Exhibit F-2 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(iv) to the extent a Foreign Lender is not the beneficial owner, or is a partnership, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-3 or Exhibit F-4, IRS Form W-9, and/or other certification documents from each beneficial owner or direct or indirect partner, as applicable;

(C) if a payment made to a recipient under any this Agreement would be subject to U.S. federal withholding Tax imposed by FATCA if such recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such recipient shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such recipient has complied with such recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(d) If the each Lender, each Managing Agent and the Administrative Agent determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund

(but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the such Lender, Managing Agent, or Administrative Agent, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of such Lender, Managing Agent, or the Administrative Agent, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender, Managing Agent, or Administrative Agent, in the event the Lender, Managing Agent, or Administrative Agent, is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent, any Lender or the Managing Agent to have any obligation to file for or otherwise pursue any refund of Taxes withheld or deducted from funds paid for the account of such Agent or Lender or make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

(e) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall survive the termination of this Agreement.

SECTION 2.13. Assignment of the Sale Agreement and the Contribution Agreement. The Borrower hereby represents, warrants and confirms to the Administrative Agent that the Borrower has pledged to the Administrative Agent, for the benefit of itself and the Secured Parties hereunder, all of the Borrower’s right and title to and interest in (i) the Contribution Agreement and (ii) as assignee thereof under the Assignment of Agreements, the Sale Agreement. The Borrower confirms and agrees that the Administrative Agent shall have pursuant to the Assignment of Agreements, the sole right to enforce the Borrower’s rights and remedies under the Sale Agreement and the Contribution Agreement for the benefit of the Secured Parties hereunder, but without any obligation on the part of the Administrative Agent, any Secured Party or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Sale Agreement the Contribution Agreement. The Borrower further confirms and agrees that such assignment to the Administrative Agent shall terminate upon the Collection Date; provided, however, that the rights of the Administrative Agent and the Secured Parties pursuant to the Assignment of Agreements with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made (i) by the Company under the Contribution Agreement, or (ii) by the applicable Originator under the Sale Agreement, which rights and remedies survive the termination of the Sale Agreement and Contribution Agreement, shall be continuing and shall survive any termination of the Assignment of Agreements.

SECTION 2.14. Sharing of Payments. If any Lender (for purposes of this Section only, referred to as a “Recipient”) shall obtain payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of the Advances made by it in excess of its ratable share of payments made on account of the Advances made by the Lenders, such Recipient shall forthwith purchase from the Lenders which received less than their ratable share participations in the Advances made by such Persons as shall be necessary to cause such Recipient to share the excess payment ratably with each such other Person; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such

Recipient, such purchase from each such other Person shall be rescinded and each such other Person shall repay to the Recipient the purchase price paid by such Recipient for such participation to the extent of such recovery, together with an amount equal to such other Person’s ratable share (according to the proportion of (i) the amount of such other Person’s required payment to (ii) the total amount so recovered from the Recipient) of any interest or other amount paid or payable by the Recipient in respect of the total amount so recovered and (b) the provisions of this Section shall not be construed to apply to the application of funds arising from the existence of a Defaulting Lender.

SECTION 2.15. Defaulting Lender.

(a) Notwithstanding anything to the contrary contained in this Agreement, if any Committed Lender becomes a Defaulting Lender, then, until such time as such Committed Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(i) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.07, Section 2.08, Article VII or otherwise, and including any amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 10.04), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent or any Managing Agent hereunder; second, as the Borrowers may request (so long as no Default exists), to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Advances under this Agreement; and fourth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.15(a)(i) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(ii) Such Defaulting Lender shall not be entitled to receive any Unused Fee for any period during which such Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender).

(b) If the Borrower, the Administrative Agent and the Managing Agents each agrees in writing in their respective sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Committed Lender will, to the extent applicable, purchase such portion of the outstanding Advances of the other Lenders, or take such other actions as the Administrative Agent may determine to be necessary to cause the Lenders of such Committed Lender’s Lender Group to hold such Lender Group’s Lender Group Percentage of the Advances or as otherwise required by the terms of Section 2.01, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender.

ARTICLE III

CONDITIONS OF ADVANCES

SECTION 3.01. Conditions Precedent to Initial Advance. The initial Advance hereunder is subject to the conditions precedent that (a) the Administrative Agent shall have received on or before the date of such Advance the items listed in Schedule II, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Administrative Agent and each Managing Agent; provided, however, to the extent that any item is designated on Schedule II for delivery on or before a specified date that is after the date of the initial Advance, delivery of such item shall not be a condition to the initial Advance, but the failure to deliver such item on or before the specified date shall constitute a breach of an obligation of the Borrower hereunder which such breach shall give rise to an Event of Default under Section 7.01(d) hereof, (b) all fees and expenses required to be paid prior to the initial Advance pursuant to (i) this Agreement and (ii) the Fee Letter have been paid, and (c) each Managing Agent and the Administrative Agent shall have completed satisfactory due diligence and obtained the requisite credit approvals.

SECTION 3.02. Conditions Precedent to All Advances. Each Advance (including the initial Advance) to the Borrower by any Lender and the right of the Collection Agent to remit Collections to the Borrower pursuant to Section 2.07(c) shall be subject to the further conditions precedent that (a) with respect to any such Advance, on or prior to the date of such Advance, the Collection Agent shall have delivered to the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent, a completed Monthly Report dated on or before the most recent Monthly Report Due Date and (b) on the date of such Advance or remittance of Collections the following statements shall be true and the Borrower by accepting the amount of such Advance or remittance of Collections shall be deemed to have certified that:

(i) The representations and warranties contained in Article IV are correct on and as of such day as though made on and as of such date, except for those that refer to specific dates, which shall be correct as of the dates indicated therein,

(ii) No event has occurred and is continuing, or would result from such Advance or remittance, which constitutes a Default or an Event of Default,

(iii) On and as of such day, after giving effect to such Advance or remittance, a Borrowing Base Deficiency does not exist, and

(iv) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Advance by the Lenders in accordance with the provisions hereof.

Notwithstanding the fact that any of the above-described conditions precedent may not have been satisfied in connection with any Advance hereunder, prior to the Termination Date and as a result of the Borrower’s acceptance of the amount of any Advance the Borrower shall be deemed to have certified to the Administrative Agent that such conditions precedent have, in fact, been satisfied.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants to and, where applicable, agrees with each of the Secured Parties, that:

(a) The Borrower is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction named at the beginning hereof and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified and the failure to do so could reasonably be expected to have a Material Adverse Effect.

(b) The execution, delivery and performance by the Borrower of this Agreement, the Contribution Agreement and all other Facility Documents to be entered into by it, including the Borrower’s use of the proceeds of Advances and remittances of Collections, are within the Borrower’s limited liability company powers, have been duly authorized by all necessary limited liability company action, do not contravene (i) the Borrower’s limited liability company agreement, (ii) any Applicable Law except where such contravention could not reasonably be expected to result in a Material Adverse Effect, (iii) any contractual restriction binding on or affecting the Borrower or its property other than such restrictions that could not reasonably be expected to adversely affect the Collection Agent’s ability to perform its material obligations hereunder or, with respect to the transfer of the Receivables and Collections thereon, in any Immaterial Respect, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or its property, and do not result in or require the creation of any Lien upon or with respect to any of its properties (other than Permitted Liens and liens in favor of the Administrative Agent for the benefit of the Secured Parties with respect to the Collateral), and no transaction contemplated hereby or by the Contribution Agreement requires compliance with any bulk sales act or similar law. This Agreement, the Contribution Agreement and each other Facility Document to be entered into by the Borrower have each been duly executed and delivered by the Borrower.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement, the Contribution Agreement or any other Facility Document to be entered into by it, except for (i) the filing of UCC financing statements, all of which financing statements have been duly filed and, to the Borrower’s knowledge, are in full force and effect, and (ii) such as have been obtained and are in full force and effect.

(d) This Agreement, the Contribution Agreement and each other Facility Document to be entered into by the Borrower constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms subject to bankruptcy and similar laws affecting creditors generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(e) (i) The Borrower has furnished to the Administrative Agent copies of the Parent’s audited consolidated balance sheet as at December 31, 2011, and the related audited consolidated statements of income and cash flow for the fiscal year of the Parent then ended reported on by Deloitte & Touche LLP which financial statements present fairly in all material respects in accordance with GAAP the financial position of the Parent and its consolidated subsidiaries as at December 31, 2011, and the results of operations of the Parent and its consolidated subsidiaries for the fiscal year of the Parent then ended, which financial statements present fairly in all material respects in accordance with GAAP the financial position of the Parent and its consolidated subsidiaries as at such date, and the results of operations of the Parent and its consolidated subsidiaries for the fiscal year then ended;

(ii) Since December 31, 2011, (A) no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of the Parent and its subsidiaries taken as a whole, and (B) no event has occurred or failed to occur which has had or could reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect; and

(iii) The opening pro forma balance sheet of the Borrower as at March 21, 2012, giving effect to the initial Advance to be made under this Agreement, a copy of which has been furnished to the Administrative Agent, present fairly in all material respects in accordance with GAAP the financial position of the Borrower as at such date, and since January 23, 2012 no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of the Borrower.

(f) There is no pending or, to the Borrower’s knowledge, threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator other than such actions and proceedings that the Collection Agent certifies to the Administrative Agent are, in the best judgment of the Collection Agent, without legal merit as related to the Borrower and are being contested in good faith. The Borrower is not in default with respect to any order of any court, arbitrator or Governmental Entity, except in any Immaterial Respect.

(g) No proceeds of any Advance will be used by the Borrower (i) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended, or (ii) for any purpose other than to indirectly fund a purchase of Receivables and related assets from an Originator and to make payments expressly contemplated under Section 3.1 of the Borrower’s operating agreement.

(h) Each Receivable, together with the Contract related thereto, shall, at all times, be owned by the Borrower free and clear of any Lien (other than Permitted Liens), and the Administrative Agent shall have a valid and perfected first priority security interest in the property of the Borrower consisting of each Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Lien (other than Permitted Liens); provided that the Borrower (acting directly or through the Collection Agent) shall have up to 10 days following actual knowledge thereof to remove any immaterial Lien that was improvidently filed without the consent of the Borrower or the Collection Agent; provided further that the Borrower (acting through the Collection Agent) shall have the time period specified in Section 5.02(k) to remove and terminate the Kay County Lien. No effective financing statement or other instrument similar in effect with the Borrower as debtor, covering any Receivable or the Related Security or Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Administrative Agent relating to this Agreement; provided that the Borrower (acting directly or through the Collection Agent) shall have up to 10 days following actual knowledge thereof to remove any immaterial Lien that was improvidently filed without the consent of the Borrower or the Collection Agent; provided further that the Borrower (acting through the Collection Agent) shall have the time period specified in Section 5.02(k) to remove and terminate the Kay County Lien. The contributions of the Receivables and related assets to the Borrower by the Transferor under the Contribution Agreement constitute valid and “true contributions” and transfers for consideration (and not merely a pledge of such Receivables and assets for security purposes), enforceable against creditors of the Transferor, and no such Receivables or related assets shall constitute property of Transferor. The purchases of the Receivables and related assets by Buyer from each Originator under the Sale Agreement constitute valid and true sales and transfers for consideration (and not merely a pledge of such Receivables and assets for security purposes), enforceable against creditors of the Transferor and such Originator, and no such Receivables or related assets shall constitute property of the Transferor or such Originator.

(i) As of the close of business on each Business Day prior to the Termination Date, a Borrowing Base Deficiency shall not exist.

(j) No Monthly Report or Funding Request (if prepared by the Borrower, the Collection Agent or any Affiliate thereof, or to the extent that information contained therein is supplied by the Borrower, the Collection Agent or such Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Borrower to the Administrative Agent or any Managing Agent in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Administrative Agent and the Managing Agents, as the case may be, at such time) as of the date so furnished or dated, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized assumptions that the Borrower believed to be reasonable at the time made.

(k) The principal place of business and chief executive office of the Borrower and the office where the Borrower keeps all of its Records are located at the address or addresses of the Borrower referred to in Section 10.02 hereof (or at such other locations as to which the notice and other requirements specified in Section 6.08 shall have been satisfied). The Borrower is located in the jurisdiction of organization named at the beginning hereof for purposes of Section 9-307 of the UCC as in effect in the State of New York, and the office in the jurisdiction of organization of the Borrower in which a UCC financing statement is required to be filed in order to perfect the security interest granted by the Borrower hereunder is Secretary of State of the State of Delaware. The Borrower’s organizational identification number is 5099211.

(l) The Borrower has no trade names, fictitious names, assumed names or “doing business as” names or other names under which it has done or is doing business.

(m) The Contribution Agreement is the only agreement pursuant to which the Borrower acquires Receivables, the Borrower has furnished to the Administrative Agent a true, correct and complete copy of the Contribution Agreement and the Sale Agreement, and the Contribution Agreement and the Sale Agreement are in full force and effect and no “Event of Termination” under the Contribution Agreement or the Sale Agreement or event or circumstance that would with the passage of time or the giving of notice (or both) constitute an “Event of Termination” under the Contribution Agreement or the Sale Agreement.

(n) The Borrower was formed on January 23, 2012, and the Borrower did not engage in any business activities prior to the date of this Agreement. The Borrower has no subsidiaries.

(o) The Borrower shall have given reasonably equivalent value to the Transferor in consideration for the transfer by the Transferor to the Borrower of the Receivables and Related Security under the Contribution Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by the Transferor to the Borrower, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Law.

(p) A copy of the Certificate of Formation of the Borrower as in effect on the date of this Agreement has been provided to the Administrative Agent.

(q) The Borrower is not an insolvent person, in insolvent circumstances or on the eve of insolvency, as applicable (within the meaning of such term in the Bankruptcy Law) at the time of (and immediately after) each transfer of Receivables to the Borrower under the Contribution Agreement, and at the time of (and immediately after) each Advance and remittance of Collections hereunder, the Borrower shall not have been an insolvent person, in insolvent circumstances or on the eve of insolvency, as applicable, within the meaning of the Bankruptcy Law. The Borrower has entered into this Agreement for the purpose of indirectly financing its acquisition of Receivables and Related Security from the Originators, and not for the purpose of defeating, hindering, delaying, defrauding or oppressing the rights and claims of creditors or others against the Borrower or for any other purpose relating in any way to the claims of creditors or others against the Borrower.

(r) The Borrower accounts for the transfers to it from the Transferor of interests in Receivables, Related Security and Collections under the Contribution Agreement as “true” capital contributions and legal sales of such Receivables, Related Security and Collections in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.

(s) The sole and exclusive business of the Borrower is the acquisition of Receivables and Related Security pursuant to the Contribution Agreement for its own account, the borrowing of money pursuant to the terms of this Agreement, and making operational cost payments expressly contemplated under Section 3.1 of the Borrower’s operating agreement.

(t) The Borrower is operated as an entity with assets and liabilities distinct from those of the Transferor, each Originator and any Affiliates thereof, and the Borrower hereby acknowledges that the Administrative Agent, the Managing Agents and each Lender are entering into the transactions contemplated by this Agreement in reliance upon the Borrower’s identity as a separate legal entity from, the Transferor, each Originator and from each such other Affiliate.

(u) The Borrower is not an “investment company” or a company controlled by an “investment company” registered or required to be registered under the Investment Company Act.

(v) The Borrower is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each of the quoted terms is defined or used in Regulation T, U or X promulgated pursuant to the securities Exchange Act of 1934, as amended). No part of the proceeds of any Receivable has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X.

(w) The Borrower and the Collection Agent each has the right (whether by license, sublicense or assignment) to use all of the computer software used by the Transferor, the Collection Agent and/or any Originator to account for the Collateral to the extent necessary to administer the Collateral, and, in the case of the Borrower and the Collection Agent, to assign (by way of sale or collateral pledge) or sublicense such rights to use all of such software to the Administrative Agent.

(x) The Borrower has filed or caused to be filed all federal and other material tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower has set aside or has caused to be set aside adequate reserves on its books (consolidated or otherwise) in accordance with GAAP.

(y) Except as could not reasonably be expected to result in material liability to the Borrower, each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Borrower or any of its ERISA Affiliates. The present value of all benefit liabilities under each Plan (based on the assumptions used for funding purposes) did not, as of the last annual valuation date applicable thereto, exceed the fair market value of the assets of such Plan in such amount that would reasonably be expected to result in a funding obligation that could reasonably be expected to result in a Material Adverse Effect, and the present value of all benefit liabilities of all underfunded Plans (based on the assumptions used for funding purposes) did not, as of the last annual valuation dates applicable thereto, exceed the fair market value of the assets of all such underfunded Plans in such amount that could reasonably be expected to result in a Material Adverse Effect.

(z) The Borrower has timely paid or caused to be paid all sales, excise or personal property taxes payable in connection with the Receivables, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower has set aside or has caused to be set aside adequate reserves on its books (consolidated or otherwise) in accordance with GAAP (provided, that, notwithstanding such contest, Receivables subject to such tax claims shall not constitute Eligible Receivables hereunder).

(aa) The Borrower has not intentionally (i) misstated any calculation of Eligible Receivables or Net Receivables Balance hereunder (other than in an immaterial amount and based on good faith estimates utilized in the calculation thereof), or (ii) misrepresented any Receivable as qualifying as an Eligible Receivable or intentionally included such misrepresented Receivable in the Net Receivables Balance at the time so included.

(bb) Each remittance of Collections by or on behalf of the Borrower to the Administrative Agent, for itself, or any Managing Agent or any related Lender, will have been (i) in payment of a debt incurred by the Borrower in the ordinary course of business or financial affairs of the Borrower, and (ii) made in the ordinary course of business or financial affairs of the Borrower.

(cc) All required Notices have been prepared and delivered to each of its Obligors (or, in the case of a Governmental Entity, its fiscal intermediary), and all invoices issued after the Closing Date bear only the appropriate remittance instructions for payment direction to a Lock-Box or a Collection Accounts, as the case may be. No direction is in effect directing Obligors to remit payments on Receivables other than to a Lock-Box or a Collection Account.

(dd) Each of the Collection Accounts has been established in the name of an Originator by a Collection Account Bank, and a Concentration Account has been established in the name of the Borrower by each Concentration Account Bank. Neither the Collection Agent nor the Borrower has established any lock-box, lock-box account or other deposit account for the receipt of Collections other than the Lock-Boxes and Collection Accounts. Each Lock-Box is linked to a Collection Account. Each Collection Account has been set up to so that all available funds automatically sweep to the applicable Concentration Account at the end of each Business Day. The Borrower has taken, or has caused to be taken, all actions necessary or advisable to assure that all Collections are received in the Lock-Boxes and Collection Accounts. The Borrower will not (i) close any Lock-Box, any Collection Account or any Concentration Account or open any new lock-box or account to function as a Lock-Box, a Collection Account or a Concentration Account, (ii) make any change to the instructions to the Obligors that all payments with respect to the Receivables be made to a Lock-Box or Collection Account or (iii) make any change to the instructions to a Collection Account Bank as set forth in the applicable Deposit Account Notification Agreement (Government Healthcare Receivables) requiring the automatic sweep of all available funds in each Collection Account to the applicable Concentration Account at the end of each Business Day, in each case, without the prior written consent of the Administrative Agent and each Managing Agent; provided, if provisions under clauses (i), (ii) or (iii) above have been violated with respect to any Lock-Box or Collection Account relating to an individual Originator without the prior knowledge or consent of the Borrower, the Collection Agent or CHS, the Borrower (itself or through the Collection Agent or CHS) shall have the opportunity to cure the violation of this clause (dd) within 15 days of obtaining knowledge of such breach by the Originator.

(ee) Neither the Parent nor the Borrower is (i) a country, territory, organization, person or entity named on an Office of Foreign Asset Control (OFAC) list, (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (iii) a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Sections 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concerns.

(ff) Notice of termination of each of the agreements and other documents relating to the sale, purchase or transfer of AccessOne Program Receivables from an Originator to any Person other than the Buyer was provided to such Person prior to the Closing Date.

SECTION 4.02. Representations and Warranties of the Collection Agent. The Collection Agent represents and warrants to and, where applicable, agrees with each of the Secured Parties, that:

(a) The Collection Agent is a corporation duly incorporated, validly existing and in good standing under the jurisdiction named at the beginning hereof and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified and the failure to do so could reasonably be expected to have a Material Adverse Effect.

(b) The execution, delivery and performance by the Collection Agent of this Agreement and any other documents to be delivered by it hereunder (i) are within the Collection Agent’s corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene (1) the Collection Agent’s charter or by-laws, (2) any law, rule or regulation applicable to the Collection Agent, (3) any contractual restriction binding on or affecting the Collection Agent or its property (other than in an immaterial manner), or (4) any order, writ, judgment, award, injunction or decree binding on or affecting the Collection Agent or its property, and (iv) do not result in or require the creation of any Lien upon or with respect to any of its properties. This Agreement has been duly executed and delivered by the Collection Agent.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Collection Agent of this Agreement or any other document to be delivered by it hereunder except such as (i) have been made or obtained and are in full force and effect and (ii) where the failure to make or obtain could not reasonably be expected to adversely affect the Collection Agent’s ability to perform its material obligations hereunder or the ability of the Borrower to assign or collect the Receivables hereunder (other than in an immaterial manner).

(d) This Agreement constitutes the legal, valid and binding obligation of the Collection Agent enforceable against the Collection Agent in accordance with its terms subject to bankruptcy and similar laws affecting creditors generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(e) There is no pending or, to the Collection Agent’s knowledge, threatened action, investigation or proceeding affecting the Collection Agent or any of its Subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect the financial condition or operations of the Collection Agent or any of its Subsidiaries or the ability of the Collection Agent to perform its obligations under this Agreement, or which purports to affect the legality, validity or enforceability of this Agreement, except any such action, investigation or proceeding that the Collection Agent certifies to the Administrative Agent that, in the best judgment of the Collection Agent, if determined adversely, will not have a material impact on the ability of the Collection Agent to fulfill its duties hereunder, or result in a Lien on the Collateral.

(f) The Collection Agent has not intentionally (i) misstated any calculation of Eligible Receivables or Net Receivables Balance hereunder (other than in an immaterial amount and based on good faith estimates utilized in the calculation thereof), or (ii) misrepresented any Receivable as qualifying as an Eligible Receivable or intentionally included such misrepresented Receivable in the Net Receivables Balance at the time so included.

(g) Each Monthly Report (if prepared by the Collection Agent or one of its Affiliates, or to the extent that information contained therein is supplied by the Collection Agent or an Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by the Collection Agent to the Administrative Agent, the Managing Agents or the Lenders in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Administrative Agent, the Managing Agents or the Lenders, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Collection Agent represents only that it acted in good faith and utilized assumptions that the Collection Agent believed to be reasonable at the time made.

(h) The Collection Agent has (i) timely filed all federal tax returns required to be filed, (ii) timely filed all other material state and local tax returns and (iii) paid or made adequate provision for the payment of all taxes, assessments and other governmental charges (other than any tax, assessment or governmental charge which is being contested in good faith and by proper proceedings, and with respect to which the obligation to pay such amount is adequately reserved against in accordance with generally accepted accounting principles), in each case, other than as to which a failure to do so could reasonably be expected to result in a Material Adverse Effect.

(i) All required Notices have been prepared and delivered to each of its Obligors (or, in the case of a Governmental Entity, its fiscal intermediary), and all invoices issued after the Closing Date bear only the appropriate remittance instructions for payment direction to a Lock-Box or a Collection Accounts, as the case may be. No direction is in effect directing Obligors to remit payments on Receivables other than to a Lock-Box or a Collection Account.

(j) Each of the Collection Accounts has been established in the name an Originator by a Collection Account Bank, and each Concentration Account has been established in the name of the Borrower by a Concentration Account Bank. Neither the Collection Agent nor the Borrower has established any lock-box, lock-box account or other deposit account for the receipt of Collections other than the Lock-Boxes and Collection Accounts. Each Lock-Box is linked to a Collection Account. Each Collection Account has been set up to so that all available funds automatically sweep to the applicable Concentration Account at the end of each Business Day. The Collection Agent has taken, or has caused to be taken, all actions necessary or advisable to assure that all Collections are received in the Lock-Boxes and Collection Accounts. The Collection Agent will not, and will not permit the Borrower to, (i) close any Lock-Box, any Collection Account or any Concentration Account or open any new lock-box or account to function as a Lock-Box, a Collection Account or a Concentration Account, (ii) make any change to the instructions to the Obligors that all payments with respect to the Receivables be made to a Lock-Box or Collection Account or (iii) make any change to the instructions to any Collection Account Bank as set forth in the applicable Deposit Account Notification Agreement (Government Healthcare Receivables) requiring the automatic sweep of all available funds in a Collection Account to the applicable Concentration Account at the end of each Business Day, in each case, without the prior written consent of the Administrative Agent and each Managing Agent; provided, if provisions under clauses (i), (ii) or (iii) above have been violated with respect to any Lock-Box or Collection Account relating to an individual Originator without the prior knowledge or consent of the Borrower, the Collection Agent or CHS, the Collection Agent (itself or through CHS) shall have the opportunity to cure the violation of this clause (j) within 15 days of obtaining knowledge of such breach by the Originator.

(k) Notice of termination of each of the agreements and other documents relating to the sale, purchase or transfer of AccessOne Program Receivables from an Originator to any Person other than the Buyer was delivered to such Person prior to the Closing Date.

SECTION 4.03. Article 9 Representations and Warranties. The Borrower represents and warrants to and, where applicable, agrees with each of the Secured Parties, that:

(a) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Administrative Agent, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Borrower.

(b) The Receivables constitute “accounts” (including health-care-insurance receivables) or general intangibles within the meaning of the applicable UCC.

(c) Immediately prior to the initial Advance hereunder, the Borrower owns and has good and marketable title to the Receivables free and clear of any Lien of any Person.

(d) The Borrower has caused or will have caused, within 10 days after the date hereof, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Receivables granted to the Administrative Agent hereunder.

(e) Other than the security interest granted to the Administrative Agent pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower other than any financing statement relating to the security interest granted to the Administrative Agent hereunder. The Borrower is not aware of any judgment or tax lien filings against the Borrower.

ARTICLE V

GENERAL COVENANTS

SECTION 5.01. Covenants of the Borrower.

(a) Compliance with Laws; Preservation of Existence. The Borrower shall comply in all material respects with all Applicable Law (including all applicable Healthcare Laws), orders and Facility Documents and preserve and maintain its limited liability company existence, rights, franchises, qualifications and privileges, except in each case, where the failure to comply could not reasonably be expected to materially adversely affect the Borrower’s ability to perform its obligations hereunder or the ability to assign or collect the Receivables hereunder.

(b) Sales, Liens, Etc. Except as otherwise specifically provided in the Facility Documents, the Borrower shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens) upon or with respect to, any Receivable or the related Contract, Collections or Related Security, or upon or with respect to any Collection Account or any Concentration Account or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Lien (other than Permitted Liens) upon or with respect to any of the Borrower’s other assets (which, for the avoidance of doubt, shall not include any Self Pay Obligations or proceeds thereof); provided that the Borrower (acting directly or through the Collection Agent) shall have up to 10 days following actual knowledge thereof to remove any immaterial Lien that was improvidently filed without the consent of the Borrower or the Collection Agent; provided further that the Borrower (acting through the Collection Agent) shall have the time period specified in Section 5.02(k) to remove and terminate the Kay County Lien.

(c) No Agreements. The Borrower shall not enter into any agreement, document or instrument other than the Facility Documents and any agreements in furtherance of the covenants set forth in Section 10.1 of the Borrower’s limited liability company agreement.

(d) Merger, Etc. The Borrower will not merge or consolidate with, or convey, transfer, lease, assign or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired), or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person, other than, with respect to asset dispositions, in connection herewith.

(e) Treatment of Borrower Acquisitions. The Borrower will, and will direct the Transferor to, account for and treat (whether in financial statements, records or otherwise) the transactions contemplated by the Contribution Agreement as capital contributions and sales of the “Transferred Assets” (as defined therein) by the Transferor to the Borrower.

(f) Nature of Business. The Borrower will not engage in business other than the acquisition of Receivables and Related Security from the Transferor, the borrowing of Advances hereunder, the grant of a security interest in such Receivables, Related Security, Collections and proceeds thereof to the Administrative Agent and the other transactions permitted or contemplated by the Facility Documents.

(g) The Receivables. With respect to each Receivable acquired by the Borrower from the Transferor, the Borrower will (i) acquire such Receivable pursuant to and in accordance with the terms of the Contribution Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Borrower’s ownership of such Receivable, including (A) filing and maintaining effective financing statements (Form UCC-1) against the Transferor and the applicable Originator in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (iii) take all additional action that the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Receivables and other Collateral related thereto.

(h) Maintenance of Separate Existence. The Borrower will do all things necessary to maintain its limited liability company existence separate and apart from the Transferor and each Originator and all other Affiliates of the Borrower, including:

(i) practicing and adhering to limited liability company formalities, such as maintaining appropriate limited liability company books and records;

(ii) maintaining at all times at least one independent director (an “Independent Director”) (and paying reasonable compensation to such Independent Director for services rendered) who (v) is not currently and has not been during the five years preceding the date of this Agreement an officer, director, employee or supplier of the Borrower, the Transferor or any of the Originators or any of their Subsidiaries (except the Borrower) (provided, however, that a member of the board of directors who satisfies the requirements of this clause (ii) shall not be disqualified from serving as an

Independent Director if he or she is also an independent director of an Affiliate of the Transferor, the Borrower or any of the Originators or any of their Subsidiaries which is a special purpose bankruptcy-remote entity), (w) is not a current or former officer or employee of the Borrower, (x) is not an equity holder of any of the Transferor, the Originators or any of their respective Subsidiaries; (y) is an employee of a nationally recognized provider of corporate or structured finance services, and (z) may not be removed by the Borrower’s equity holders or board of directors except (A) for cause, (B) in the event the Independent Director ceases to be employed by the service provider which is his or her employer on the date the Independent Director first becomes an Independent Director or (C) with the consent of the Administrative Agent and the Managing Agents in their sole reasonable discretion, which consent shall not be unreasonably withheld or delayed; provided, that any such removal pursuant to clause (A) or (B) shall not be effective until at least 10 Business Days after written notice to the Independent Director, the Administrative Agent and the Managing Agents of such removal and the grounds therefor;

(iii) refraining from (A) guaranteeing or otherwise becoming liable for any obligations of any of its Affiliates, (B) having obligations guaranteed by its Affiliates other than as expressly contemplated by the Facility Documents and (C) holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates;

(iv) maintaining all of its deposit and other bank accounts and all of its assets separate or readily identifiable from those of any other Person;

(v) maintaining all of its financial records separate and apart from those of any other Person and ensuring that any of the Parent’s and Originator’s consolidated financial statements contain appropriate disclosures to the extent shown to third parties, concerning the Borrower’s separate existence, provided that the Borrower’s financial statements may be consolidated with the financial statement of the Parent to the extent required by GAAP;

(vi) to the extent applicable, compensating all its employees, officers, consultants and agents for services provided to it by such Persons, or reimbursing any of its Affiliates in respect of services provided to it by employees, officers, consultants and agents of such Affiliate, out of its own funds;

(vii) if it requires the use of a telephone, maintaining a separate telephone number which will be answered only in its name;

(viii) accounting for and managing all of its liabilities separately from those of any of its Affiliates;

(ix) allocating, on an arm’s-length basis, all shared operating services, leases and expenses, including those associated with the services of shared consultants and agents and shared computer equipment and software;

(x) refraining from paying dividends or making distributions, loans or other advances to any of its Affiliates except, in each case, as contemplated or permitted by the Facility Documents and as duly authorized by its board of directors and in accordance with applicable limited liability company law;

(xi) refraining from filing or otherwise initiating or supporting the filing of a motion in any Insolvency Proceeding involving the Borrower, the Transferor, any Originator or any other Affiliate of the Borrower to substantively consolidate assets and liabilities of the Borrower with the assets and liabilities of any such Person or any other Affiliate of the Borrower;

(xii) maintaining adequate capitalization in light of its business and purpose;

(xiii) conducting all of its business (whether written or oral) solely in its own name; and

(xiv) require that its employees, if any, when conducting its business identify themselves to non-Affiliates as such and not as employees of any other Affiliate of the Borrower (including by means of providing appropriate employees with business or identification cards identifying such employees as the Borrower’s employees); and

(xv) comply with (and cause to be true and correct) each of the facts and assumptions regarding the Borrower contained “Section I—Assumptions of Fact” of the opinion of Kirkland & Ellis LLP delivered pursuant to Section 3.01.

(i) Transactions with Affiliates. The Borrower will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement, the Contribution Agreement, the Sale Agreement and the other Facility Documents, and (ii) other transactions (including the lease of office space or computer equipment or licensing of software by the Borrower to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Borrower’s business, or (C) upon fair and reasonable terms that are substantially similar to the terms that could be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of the Borrower. It is understood that any compensation arrangement for officers shall be permitted under clause (ii)(A), (B) and (C) above if such arrangement has been expressly approved by the board of directors of the Borrower.

(j) Debt; Investments. The Borrower will not incur any Debt other than Debt arising hereunder. The Borrower will not make any Investments (including the creation of, and the making of capital contributions to, a subsidiary) other than Permitted Investments.

(k) Change in Agreements, Etc. Without the prior written consent of each Managing Agent, the Borrower will not (a) amend, modify, waive or terminate any terms or conditions of the Contribution Agreement, the Sale Agreement the Performance Undertaking or any other Facility Document (other than this Agreement) to which it is a party or assignee, or (b) exercise any discretionary rights granted to the Borrower under the Contribution Agreement pursuant to provisions thereof providing for certain actions to be taken “with the consent of the

Company”, “acceptable to the Company” as “specified by the Company”, “in the reasonable judgment of the Company” or similar provisions, or (c) exercise any discretionary rights granted to the Borrower, as assignee under the Sale Agreement pursuant to provisions thereof providing for certain actions to be taken “with the consent of the Buyer”, “acceptable to the Buyer” as “specified by the Buyer”, “in the reasonable judgment of the Buyer” or similar provisions.

(l) Amendment to Organizational Documents. The Borrower will not amend, modify or otherwise make any change to its Certificate of Formation or other organizational documents, except (i) in accordance with the terms and provisions thereof but not in any way that would be adverse to any Lender, and (ii) with the written consent of the Administrative Agent.

(m) Audits. From time to time, but at least once per calendar year, upon reasonable prior written notice to the Borrower during regular business hours the Borrower will permit the Administrative Agent and the Managing Agents, or their respective agents or representatives, to (i) examine and make copies of and abstracts from all Records, and (ii) visit the offices and properties of the Borrower for the purpose of examining such Records and to discuss matters relating to the Receivables or the Borrower’s performance hereunder with any of the officers or employees of the Borrower having knowledge of such matters; provided that the Administrative Agent and the Managing Agents (and their respective agents or representatives) shall not request and the Borrower and the Collection Agent shall not provide to the Administrative Agent and the Managing Agents (or their respective agents or representatives), any information or access to information that would constitute “Protected Health Information” as that term is defined in regulations implementing HIPAA, where such examination or access is prohibited by Applicable Law without a Patient Consent Form that lists the Administrative Agent, the Managing Agents and their specific agents or representatives who will access “Protected Health Information”. Unless an Event of Default or a Trigger Event has occurred and is continuing, only one such examination and visit per calendar year shall be at the expense of the Borrower.

(n) Keeping of Records and Books of Account. The Borrower will maintain (or cause to be maintained) and implement administrative and operating procedures (including an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of all collections of and adjustments of each Receivable). The Borrower will indicate in its books and records that the Receivables have been transferred by CHS to the Borrower and pledged by the Borrower to the Administrative Agent for the benefit of the Lenders.

(o) Jurisdiction of Organization; Location of Records; Structure. The Borrower will keep its jurisdiction of organization, principal place of business and chief executive office, and the offices where it keeps its Records, in the jurisdictions and at the addresses set forth on Schedule V, or, in any such case, upon 30 days’ prior written notice to the Administrative Agent, at such other jurisdiction or locations within the United States where all action required by Section 6.08 shall have been taken and completed, and will not change its structure or identity other than upon 30 days’ prior written notice to the Administrative Agent and subject to the further requirement that all action required by Section 6.08 shall have been taken and completed.

(p) Credit and Collection Policy. The Borrower will, and will direct the Collection Agent to, comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract. The Borrower shall not make or agree to make or permit any material change in the Credit and Collection Policy other than in accordance with Section 6.02(c).

(q) Change in Payment Instructions to Obligors. The Borrower will not (i) add or terminate any bank as a Collection Account Bank or a Concentration Account Bank, (ii) close any Lock-Box, any Collection Account or any Concentration Account or open any new lock-box or account to function as a Lock-Box, Collection Account or Concentration Account, (iii) make any change to the instructions to the Obligors that all payments with respect to the Receivables be made to a Lock-Box or Collection Account or (iv) make any change to the instructions to a Collection Account Bank requiring all available funds in each Collection Account to automatically sweep to the applicable Concentration Account at the end of each Business Day, in each case, without the prior written consent of the Administrative Agent and each Managing Agent in their sole discretion, which consent shall not be unreasonably withheld or delayed; provided, if provisions under clauses (i) through (iv) above have been violated with respect to any Lock-Box or Collection Account relating to an individual Originator without the prior knowledge or consent of the Borrower, the Collection Agent or CHS, the Borrower (itself or through the Collection Agent or CHS) shall have the opportunity to cure the violation of this clause (q) within 15 days of obtaining knowledge of such breach by the Originator.

(r) Change in Name. The Borrower will not make any change to its legal name unless it shall have, prior to the effectiveness of such name change: (i) given the Administrative Agent prompt written notice thereof, and (ii) delivered to the Administrative Agent (in a manner that will provide reasonable opportunity to allow the Administrative Agent to make the filing thereof prior to or simultaneously with the effectiveness of such name change) all financing statements, instruments and other documents the Administrative Agent determines are necessary or appropriate to file under the UCC or that are otherwise necessary or appropriate for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in the assets of the Borrower.

(s) Taxes. The Borrower will file or cause to be filed all federal and other material tax returns which are required to be filed by it. The Borrower shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower shall have set aside or has caused to be set aside adequate reserves on its books (consolidated or otherwise) in accordance with GAAP.

(t) Facility Documents. The Borrower will comply in all material respects with the terms of this Agreement and employ the procedures outlined herein. The Borrower will comply in all material respects with the terms of and employ the procedures outlined in and enforce the obligations of the Transferor under the Contribution Agreement and (as assignee) the

Originators under the Sale Agreement, enforce all of the other rights of the Borrower under each of the other Facility Documents to which it is a party or to which it is an assignee, take all such action to such end as may be from time to time reasonably requested by the Administrative Agent, and maintain all such Facility Documents in full force and effect and make to each Originator such reasonable demands and requests for information and reports or for action as the Borrower is entitled to make thereunder and as may be from time to time reasonably requested by the Administrative Agent.

(u) Segregation of Collections. The Borrower will require the deposit of all Collections received in the Collection Accounts solely into the applicable Concentration Account, will prevent the deposit into any Concentration Account of any funds other than Collections and proceeds of Self Pay Obligations and, with respect to proceeds of Self Pay Obligations, the Borrower will hold all such proceeds in trust for the applicable Originator and promptly (and in any event within three Business Days) identify such funds to the Collection Agent for segregation and remittance to the owner thereof; provided, that the Borrower and the Collection Agent will use reasonable efforts to avoid deposit of the proceeds of Self Pay Obligations into any Collection Account or Concentration Account if such parties determine in their reasonable business judgment that it is practical to do so, except to the extent requiring unreasonable additional effort or expense; provided further that the parties acknowledge that the Borrower and the Collection Agent have determined that such identification and segregation is impractical as of the Second Omnibus Amendment Effective Date. With respect to any funds other than Collections and proceeds of Self Pay Obligations that are nevertheless deposited into such Concentration Account, the Borrower will promptly identify any such funds to the Collection Agent for segregation and remittance to the owner thereof.

(v) Modifications to Contracts. Except as provided in Section 6.02, the Borrower will not, and will not suffer or permit the Collection Agent, the Transferor or any Originator to, extend, amend or otherwise modify the terms of any Eligible Receivable or any Contract related thereto.

(w) Sales Taxes. The Borrower shall timely pay or cause to be paid when due all sales, excise or personal property taxes payable in connection with the Receivables, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower has set aside or has caused to be set aside adequate reserves on its books (consolidated or otherwise) in accordance with GAAP (provided, that, notwithstanding such contest, Receivables subject to such tax claims shall not constitute Eligible Receivables hereunder).

(x) Deviation from Patient Consent Form. At any time following September 30, 2012, without the prior written consent of the Administrative Agent, the Borrower will not, and will not suffer or permit the Collection Agent or any Originator to, substitute, alter, modify, or change in any way any of the Patient Consent Forms except in an Immaterial Respect.

(y) AccessOne Program Receivables. After May 31, 2012, no Receivables will be sold pursuant to any agreement other than the Facility Documents, and prior to May 31, 2012, the aggregate Expected Net Value of the AccessOne Program Receivables shall not exceed $500,000.

SECTION 5.02. Covenants of the Collection Agent.

(a) Sales, Liens, Etc. Except as otherwise specifically provided herein, the Collection Agent shall not, and shall not suffer or permit the Borrower to, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens) upon or with respect to, any Receivable or the related Contract, Collections or Related Security, or upon or with respect to any Collection Account, any Concentration Account or any other account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Lien (other than Permitted Liens) upon or with respect to any of the Borrower’s other assets; provided that the Borrower (acting directly or through the Collection Agent) shall have up to 10 days following actual knowledge thereof to remove any immaterial Lien that was improvidently filed without the consent of the Borrower or the Collection Agent. provided further that the Collection Agent shall have the time period specified in Section 5.02(k) to remove and terminate the Kay County Lien.

(b) General Reporting Requirements. The Collection Agent will provide to the Administrative Agent and each Managing Agent the following:

(i) within 90 days after the end of each fiscal year of the Parent, a copy of the consolidated balance sheet of the Parent and its consolidated subsidiaries (including each Originator) and the related statements of income, stockholders’ equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and reported on by nationally recognized independent public accountants;

(ii) within 50 days after the end of each of the first three quarters of each fiscal year of the Parent, the consolidated balance sheet of the Parent and its consolidated subsidiaries (including each Originator) and the related statements of income, stockholders’ equity and cash flows each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, prepared in accordance with GAAP and certified by a senior financial officer of the Parent;

(iii) within 50 days after the end of each of the first three quarters and within 90 days after the end of each fiscal year of the Borrower, the unaudited balance sheet of the Borrower and the related statements of income, stockholders’ equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and certified by a senior financial officer of the Borrower;

(iv) promptly after the same becomes publicly available, copies of all reports and registration statements which the Parent files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling securityholders;

(v) as soon as possible and in any event within the greater of five days, or three Business Days after the Borrower or the Collection Agent has knowledge of the occurrence of each Default or Event of Default, a statement of a Responsible Officer of such Person setting forth details of such Default or Event of Default and the action which such Person has taken and proposes to take with respect thereto;

(vi) to the extent not already provided, promptly following receipt thereof, copies of all financial statements, settlement statements, portfolio and other reports, notices, disclosures, certificates, budgets and other written material delivered to the Borrower or the Collection Agent by the Transferor under the Contribution Agreement or any Originator pursuant to the terms of the Sale Agreement;

(vii) promptly following the Administrative Agent’s request therefor, such other information, approvals or opinions respecting the Receivables or the conditions or operations, financial or otherwise, of the Borrower or any of its Affiliates as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent, the Managing Agents or any Lender in connection with this Agreement;

(viii) at least 10 Business Days prior to the effectiveness of any removal of any Independent Director of the Borrower, and within five Business Days after a Responsible Officer of the Borrower has actual knowledge of the death, incapacity or resignation of any Independent Director of the Borrower, notice of such event and the date of occurrence thereof, together with the name and background of the replacement Independent Director;

(ix) at the time of the delivery of the financial statements for the fiscal year of the Borrower provided for in clause (iii) of this paragraph, the name of the Independent Director of the Borrower as of such date;

(x) promptly after the request by the Administrative Agent or any Managing Agent, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Borrower or any of its ERISA Affiliates may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Borrower or any of its ERISA Affiliates may request with respect to any Multiemployer Plan; provided that if the Borrower or any of its ERISA Affiliates has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Borrower or the applicable ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof;

(xi) as soon as possible after, and in any event within 10 days after any Responsible Officer of the Parent, the Borrower or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of the Borrower or any ERISA Affiliate in an aggregate amount exceeding $10,000,000, a statement of a Responsible Officer of the Parent or the Borrower setting forth details as to such ERISA Event and the action, if any, that the Parent or the Borrower proposes to take with respect thereto; and

(xii) such other information (including nonfinancial information) as the Administrative Agent or any Managing Agent may from time to time reasonably request, including any information available to the Borrower, the Collection Agent or any Originator as any Lender may reasonably request in order to assist such Lender (or its related Liquidity Provider or other program support provider) in complying with the requirements of Article 122a(4) and (5) of the Banking Consolidation Directive (Directive 2006/48/EC (as amended)) as may be applicable to such Lender (or Liquidity Provider or other program support provider).

Documents required to be delivered pursuant to Section 5.02(b)(i), (ii) or (iv) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) shall be deemed to have been delivered on the date on which such documents are available on the Securities and Exchange Commission’s electronic database (EDGAR); provided that upon the request of the Administrative Agent or any Managing Agent, the Collection Agent shall deliver paper copies of such documents to such Person until a written request to cease delivering paper copies is given by such Person.

(c) Treatment of Borrower Acquisitions. The Collection Agent will, and will direct the Borrower and the Transferor to, account for and treat (whether in financial statements, records or otherwise) the transactions contemplated by the Contribution Agreement as capital contributions and sales of the “Transferred Assets” (as defined therein) by the Transferor to the Borrower.

(d) The Receivables. With respect to each Receivable acquired by the Borrower from the Transferor, the Collection Agent will, and will direct the Borrower to, (i) acquire such Receivable pursuant to and in accordance with the terms of the Contribution Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Borrower’s ownership of such Receivable, including (A) filing and maintaining effective financing statements (Form UCC-1) against the Transferor and the applicable Originator in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (iii) take all additional action that the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Receivables and other Collateral related thereto.

(e) Maintenance of Separate Existence. The Collection Agent will, and will direct the Borrower to, do all things necessary to maintain the Borrower’s limited liability company existence separate and apart from the Transferor and all other Affiliates of the Borrower (including any Originator), including doing or directing the Borrower to do, as specified, the following:

(i) practicing and adhering to corporate formalities, such as maintaining appropriate corporate books and records, and directing the Borrower to practice and adhere to limited liability company formalities, such as maintaining appropriate limited liability company books and records;

(ii) directing the Borrower to maintain at all times at least one Independent Director who (v) is not currently and has not been during the five years preceding the date of this Agreement an officer, director, employee or supplier of an Affiliate of the Borrower, the Transferor or any of the Originators or any of their Subsidiaries (except the Borrower) (provided, however, that a member of the board of directors who satisfies the requirements of this clause (ii) shall not be disqualified from serving as an Independent Director if he or she is also an independent director of an Affiliate of the Borrower or any of the Originators or any of their Subsidiaries which is a special purpose bankruptcy-remote entity), (w) is not a current or former officer or employee of the Borrower, (x) is not an equity holder of the Transferor, any of the Originators or any of their respective Subsidiaries or Affiliates, (y) is an employee of a nationally recognized provider of corporate or structured finance services, and (z) may not be removed by the Borrower’s equity holders or board of directors except (A) for cause, (B) in the event the Independent Director ceases to be employed by the service provider which is his or her employer on the date the Independent Director first becomes an Independent Director or (C) with the consent of the Administrative Agent and the Managing Agents; provided, that any such removal pursuant to clause (A) or (B) shall not be effective until at least 10 Business Days after written notice to the Independent Director, the Administrative Agent and the Managing Agents of such removal and the grounds therefor;

(iii) directing the Borrower to own or lease pursuant to written leases all office furniture and equipment necessary to operate its business;

(iv) directing the Borrower to refrain from (A) guaranteeing or otherwise becoming liable for any obligations of any of its Affiliates, (B) having obligations guaranteed by its Affiliates and (C) holding itself out as responsible for debts of any of its Affiliates or for decisions or actions with respect to the affairs of any of its Affiliates;

(v) directing the Borrower to hold all of the Borrower’s deposit and other bank accounts and all of the Borrower’s assets separate from those of any other Person;

(vi) maintaining all of its financial records separate and apart from those of any other Person and ensuring that any of the Parent’s and Originator’s consolidated financial statements contain appropriate disclosures concerning the Borrower’s separate existence, except, in each case, as may be required by GAAP;

(vii) directing the Borrower, to the extent applicable, to compensate all its employees, officers, consultants and agents for services provided to it by such Persons, or reimbursing any of its Affiliates in respect of services provided to it by employees, officers, consultants and agents of such Affiliate, out of its own funds;

(viii) if the Borrower leases or occupies any office space, directing the Borrower to maintain office space that is physically segregated from that of any of its Affiliates (even if such office space is subleased from or is on or near premises occupied by any of its Affiliates) and, if it requires the use of a telephone, directing the Borrower to maintain a separate telephone number which will be answered only in the Borrower’s name;

(ix) accounting for and managing, and directing the Borrower to account for and manage, all of the Borrower’s liabilities separately from those of any of its Affiliates;

(x) allocating, and directing the Borrower to allocate, on an arm’s-length basis, all operating services, leases and expenses shared by the Borrower and any of its Affiliates, including those associated with the services of shared consultants and agents and shared computer equipment and software;

(xi) directing the Borrower to refrain from paying dividends or making distributions, loans or other advances to any of its Affiliates except, in each case, as contemplated or permitted by the Facility Documents and as duly authorized by the Borrower’s board of directors and in accordance with applicable limited liability company law;

(xii) refraining from filing or otherwise initiating or supporting the filing of a motion in any Insolvency Proceeding involving the Transferor, the Borrower, any Originator or any other Affiliate of the Borrower to substantively consolidate assets and liabilities of the Borrower with the assets and liabilities of any such Person or any other Affiliate of the Borrower;

(xiii) maintaining adequate capitalization in light of its business and purpose;

(xiv) directing the Borrower to conduct all of the Borrower’s business (whether written or oral) solely in its own name; and

(xv) directing the Borrower to require that the Borrower’s employees, if any, when conducting the Borrower’s business identify themselves as such and not as employees of any other Affiliate of the Borrower (including by means of providing appropriate employees with business or identification cards identifying such employees as the Borrower’s employees); and

(xvi) complying with (and causing to be true and correct), and directing the Borrower to comply with (and cause to be true and correct) each of the facts and assumptions regarding the Borrower contained “Section I—Assumptions of Fact” of the opinion of Kirkland & Ellis LLP pursuant to Section 3.01.

(f) Change in Agreements, Etc. Without the prior written consent of each Managing Agent, the Collection Agent will not, and will not suffer or permit the Borrower to, (a) amend, modify, waive or terminate any terms or conditions of the Contribution Agreement, the Sale Agreement the Performance Undertaking or any other Facility Document (other than this Agreement) to which it is a party or assignee, or (b) exercise any discretionary rights granted to the Borrower under the Contribution Agreement pursuant to provisions thereof providing for certain actions to be taken “with the consent of the Company”, “acceptable to the Company” as “specified by the Company”, “in the reasonable judgment of the Company” or similar provisions, or (c) exercise any discretionary rights granted to the Borrower, as assignee under the Sale Agreement pursuant to provisions thereof providing for certain actions to be taken “with the consent of the Buyer”, “acceptable to the Buyer” as “specified by the Buyer”, “in the reasonable judgment of the Buyer” or similar provisions.

(g) Keeping of Records and Books of Account. The Collection Agent will, and will direct the Borrower to, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including records adequate to permit the daily identification of all collections of and adjustments of each Receivable). The Collection Agent will, and will direct the Borrower to, indicate in the Borrower’s books and records that the Receivables have been transferred by CHS to the Borrower and pledged by the Borrower to the Administrative Agent for the benefit of the Lenders.

(h) Credit and Collection Policy. The Collection Agent will, and will direct the Borrower to, comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract. The Collection Agent shall not make or agree to make or permit any material change in the Credit and Collection Policy other than in accordance with Section 6.02(c).

(i) Change in Payment Instructions to Obligors. The Collection Agent will not, and will not suffer or permit the Borrower to, (i) add or terminate any bank as a Collection Account Bank or a Concentration Account Bank, (ii) close any Lock-Box, any Collection Account or any Concentration Account or open any new lock-box or account to function as a Lock-Box, Collection Account or Concentration Account, (iii) make any change to the instructions to the Obligors that all payments with respect to the Receivables be made to a Lock-Box or Collection Account or (iv) make any change to the instructions to a Collection Account Bank requiring all available funds in each Collection Account to automatically sweep to the applicable Concentration Account at the end of each Business Day, in each case, without the prior written consent of the Administrative Agent and each Managing Agent in their sole discretion, which consent shall not be unreasonably withheld or delayed; provided, if provisions under clauses (i) through (iv) above have been violated with respect to any Lock-Box or Collection Account relating to an individual Originator without the prior knowledge or consent of the Collection Agent, the Collection Agent (itself or through CHS) shall have the opportunity to cure the violation of this clause (i) within 15 days of obtaining knowledge of such breach by the Originator.

(j) AccessOne Program Receivables. After May 31, 2012, no Receivables will be sold pursuant to any agreement other than the Facility Documents, and prior to May 31, 2012, the aggregate Expected Net Value of the AccessOne Program Receivables shall not exceed $500,000.

(k) Kay County Lien. The Collection Agent will remove and terminate the Kay County Lien within six months of the Second Omnibus Amendment Effective Date and will utilize its best efforts to remove and terminate such Kay County Lien as promptly as practicable, and the existence of the Kay County Lien shall not constitute a breach of this covenant or any other representation or covenant hereunder during the continuance of such time period.

ARTICLE VI

ADMINISTRATION, COLLECTION AND MONITORING OF ASSETS

SECTION 6.01. Appointment and Designation of the Collection Agent. The Borrower may, from time to time, with the consent of the Administrative Agent, appoint one or more Persons as the Collection Agent of the Borrower to service, administer and collect the Receivables and otherwise to enforce its rights and interests in, to and under the Collateral, including the Receivables, the Related Security and the Contracts. Any such consent by the Administrative Agent shall be subject to the approval of the Managing Agents pursuant to this Section 6.01. The Collection Agent’s authorization under this Agreement shall terminate on the Collection Date. Until the Administrative Agent gives notice to the Borrower of a designation of a new Collection Agent after the occurrence and during the continuance of a Servicer Termination Event, or consents to the appointment by the Borrower of a new “Collection Agent” under and pursuant to the Sale Agreement, the Contribution Agreement and this Agreement, Professional Services is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof. The Borrower and the Collection Agent may from time to time agree in any collection agency or services agreement among them on the allocation of servicing duties to be performed by the Collection Agent. Notwithstanding the foregoing, the Administrative Agent may (with the approval of the Managing Agents), after the occurrence and during the continuance of a Servicer Termination Event, designate as Collection Agent any Person to succeed Professional Services or any successor Collection Agent, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the collection agent pursuant to the terms hereof and in accordance with applicable Healthcare Laws. The Borrower hereby grants to the Collection Agent and any successor Collection Agent, and the Collection Agent hereby grants to any successor Collection Agent, an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take any and all steps in the Borrower’s or the Collection Agent’s name, as applicable, and on behalf of the Borrower or the Administrative Agent, as may be necessary or desirable, in the determination of the Collection Agent or successor Collection Agent, as the case may be, to collect all amounts due under any and all Receivables, including endorsing the Borrower’s name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts. The Collection Agent may subcontract the performance of its duties and obligations to a third Person with the prior consent of each Managing Agent, including with respect to Collection Agency Receivables. Any such subcontract shall not affect the Collection Agent’s liability for performance of its duties and obligations pursuant to the terms hereof, and any such subcontract shall automatically terminate upon designation of a successor Collection Agent. Notwithstanding anything to the contrary contained in this Agreement, the Collection Agent, if not the Borrower or an Affiliate thereof, shall have no obligation to collect, enforce or take any other action described in this Article VI with respect to any Receivable that is not a Pledged Receivable other than to deliver to the Borrower or at its direction, the Collections and documents with respect to any such Receivable that is not a Pledged Receivable as described in Sections 6.03 and 6.07.

SECTION 6.02. Collection of Receivables by the Collection Agent; Extensions and Amendments of Receivables.

(a) The Collection Agent shall take or cause to be taken all such reasonable actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with Applicable Law, with reasonable care and diligence, and in accordance with the Credit and Collection Policy; provided, however, that, if a Servicer Termination Event shall have occurred and be continuing, (i) the Administrative Agent shall have the right to direct the Collection Agent (whether the Collection Agent is the Transferor, an Originator or an Affiliate thereof or otherwise) to commence or settle any legal action, to enforce collection of any Receivable or to foreclose upon or repossess any Related Security and (ii) the Collection Agent shall not make the Administrative Agent, any Managing Agent or any Lender a party to any litigation without the express written consent of the Administrative Agent, such Managing Agent or such Lender, as the case may be, such consent not to be unreasonably withheld or delayed. If the Termination Date shall not have occurred, Professional Services, while such Person is the Collection Agent, may, with respect to the Receivables and, with respect to any Eligible Receivable, in accordance with the Credit and Collection Policy, (i) extend the maturity or adjust the Expected Net Value of any Defaulted Receivable as Professional Services may determine to be appropriate to maximize Collections thereof and (ii) adjust the Expected Net Value of any Receivable to reflect the reductions or cancellations described in the first sentence of Section 2.09, in each such case (except with respect to Receivables which are not Eligible Receivables) (x) in accordance with the requirements of the Credit and Collection Policy and (y) provided that such extension or adjustment shall not alter the status of such Receivable as a Defaulted Receivable or limit the rights of the Administrative Agent, any Managing Agent or any Lender under this Agreement. Except as otherwise permitted pursuant to the immediately preceding sentence, neither the Collection Agent nor the Borrower will extend, amend, cancel or otherwise modify the terms of any Receivable without the prior written approval of the Administrative Agent, or amend, modify, cancel or waive any term or condition of any Contract related to a Receivable, except to the extent consistent with the Credit and Collection Policy or otherwise with the prior written approval of the Administrative Agent.

(b) Notwithstanding anything else contained herein, neither the Collection Agent nor any subcontractor or delegatee thereof is the agent of the Administrative Agent, any Managing Agent or any Lender, and they are not permitted to (nor do they have any authority to) (i) establish an office or other fixed place of business of the Administrative Agent, any Managing Agent or any Lender, or (ii) contract for, or conclude a contract in the name of, the Administrative Agent, any Managing Agent or any Lender.

(c) The Borrower, the Collection Agent, the Transferor and any applicable Originator may amend the Credit and Collection Policy from time to time provided that (i) no change shall be made in the Credit and Collection Policy that would be adverse to any of the Lenders, including by impairing the collectibility of any Receivable or the ability of the Borrower or the Collection Agent to perform its obligations under this Agreement and (ii) in the event that any change is made to the Credit and Collection Policy, promptly following such change and, in any event within 30 days thereof, the Collection Agent shall provide the Administrative Agent and each of the Managing Agents with an updated Credit and Collection Policy and a summary of all material changes.

SECTION 6.03. Distribution and Application of Collections. The Collection Agent shall set aside the Collections of Receivables in accordance with Sections 2.07. The Collection Agent shall as soon as practicable (and in any event within two Business Days) following receipt turn over to the Borrower or other Person entitled thereto the Collections of any Receivable which is not a Pledged Receivable less, in the event neither Professional Services nor an Affiliate thereof is the Collection Agent, all reasonable and appropriate out-of-pocket costs and expenses of the Collection Agent of servicing, collecting and administering the Receivables to the extent not covered by the Servicing Fee received by it.

SECTION 6.04. Other Rights of the Administrative Agent.

(a) At any time following the occurrence and during the continuance of a Servicer Termination Event or the designation pursuant to Section 6.01 of a Collection Agent other than Professional Services, the Borrower or any Affiliate of either thereof, subject to Applicable Law:

(i) The Administrative Agent may or, at the request of the Administrative Agent, the Borrower shall (in either case, at the Borrower’s expense) direct any or all of the Obligors, to pay all amounts payable under any Receivable directly to the Administrative Agent or its designee;

(ii) The Administrative Agent may or, at the request of the Administrative Agent, the Borrower shall (in either case, at the Borrower’s expense) give each of the Obligors notice of the Administrative Agent’s interests in the Receivables;

(iii) The Administrative Agent may have a representative present during any or all business hours at each office of the Borrower, the Transferor, the Collection Agent and the Originators involved in the administration, servicing and collections of the Receivables;

(iv) The Administrative Agent, or its representatives, may, during regular business hours, (i) review any or all Records, computer programs and files related to the administration, servicing and collection of the Receivables and (ii) visit the offices of the Borrower for the purpose of such review, and, at the Administrative Agent’s request and at the Borrower’s expense, the Borrower shall (i) assemble all Records and make the same available to the Administrative Agent or its designee at a place selected by the Administrative Agent or its designee, and (ii) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in the manner provided herein or such other manner acceptable to the Managing Agents and, promptly following receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrative Agent or its designee;

(v) The Administrative Agent is authorized to date and deliver to each Concentration Account Bank, a notice in substantially the form attached to the Control Agreement to transfer exclusive control of such Concentration Account to the Administrative Agent; and

(vi) The Administrative Agent shall have all other rights and remedies provided under the UCC and other Applicable Law, which rights and remedies shall be cumulative.

(b) At any time following the occurrence and during the continuance of an ENV Event, the Administrative Agent may, and shall at the direction of the Managing Agents, itself or through any agent designated by it, determine the Contractual Allowances. The Administrative Agent shall notify the Collection Agent of its determination of the Contractual Allowances at least 10 days prior to the Monthly Report Due Date for the Collection Period immediately prior to such Collection Period, and such Contractual Allowances shall thereafter be approved by each Managing Agent in accordance with Section 6.06.

(c) At all times following the delivery by the Administrative Agent of the notice referred to in Section 6.04(a)(v) to any Concentration Account Bank, the parties agree that the provisions of Section 2.08(c) shall apply with respect to any proceeds of Self Pay Obligations on deposit in the Concentration Accounts.

SECTION 6.05. Records. The Collection Agent, whether or not the Borrower or an Affiliate thereof, shall hold all Records in trust for the Borrower and the Administrative Agent, for the benefit of the Secured Parties, in accordance with their respective interests. Subject to the receipt of contrary instructions from the Administrative Agent that are delivered following the occurrence and continuance of a Servicer Termination Event, the Borrower will deliver all Records to the Collection Agent; provided, however, that the Collection Agent, if other than the Borrower or any Affiliate thereof, shall as soon as practicable upon demand deliver to the Borrower copies of Records in its possession relating to Receivables.

SECTION 6.06. Receivable Reporting.

(a) On each Monthly Report Due Date, the Collection Agent shall deliver to the Administrative Agent and each Managing Agent a Monthly Report for the preceding Collection Period, which delivery may be in electronic form. In addition, simultaneously with each delivery of an updated Monthly Report required under the Contribution Agreement and Sale Agreement, the Collection Agent shall deliver a copy of such updated Monthly Report to the Administrative Agent and each Managing Agent.

(b) The Contractual Allowances for the immediately succeeding Collection Period as set forth in a Monthly Report will be deemed approved by the Administrative Agent and the Managing Agents unless the Administrative Agent or a Managing Agent has notified the Collection Agent, in writing before the later of (i) the last Business Day of the month in which such Monthly Report is received and (ii) 10 days after receipt by such Person of such Monthly Report, that the Contractual Allowances as set forth therein is not approved. In the event the

Contractual Allowances as set forth in a Monthly Report is not approved, then the most recently approved Contractual Allowances shall remain in effect until the approval under this Section 6.06 of the Contractual Allowances set forth in a subsequent Monthly Report or as otherwise agreed by the Collection Agent, Administrative Agent and the Managing Agents.

SECTION 6.07. Collections and Lock-Boxes.

(a) The Borrower and the Collection Agent will instruct all Obligors to cause all Collections to be either (i) remitted to a Lock-Box to be retrieved therefrom by the applicable Collection Account Bank for prompt deposit to the applicable Collection Account or (ii) remitted directly to a Collection Account. If the Borrower, the Transferor, the Collection Agent or any Originator receives any Collections, the Borrower or the Collection Agent will, and shall instruct such Originator to, immediately remit such Collections to the applicable Collection Account within two Business Days of receipt thereof, and the Collection Agent, the Transferor or the Borrower shall promptly take, or direct the applicable Originator to take, all such actions as are reasonably necessary in the Collection Agent’s or the Borrower’s discretion or reasonably requested by the Administrative Agent to ensure that future payments from any Obligor be made to a Collection Account or Lock-Box. If the Borrower or the Collection Agent does not, or does not cause the applicable Originator to, promptly (and in any event within two Business Days from the Administrative Agent’s request) take such actions as the Administrative Agent may reasonably request, then the Administrative Agent, its assigns or designees, may, to the maximum extent permitted by law take such actions as the Administrative Agent, its assigns or designees may, on its direction, deem appropriate.

(b) In accordance with the terms of the applicable Control Agreement, the Collection Agent shall instruct each Concentration Account Bank to allocate and remit Collections in accordance with Sections 2.07 and 2.08; provided, however, that the Administrative Agent may, at any time following a Trigger Event and shall, at the direction of any Managing Agent, revoke the Collection Agent’s authority with respect to each Concentration Account, direct each Concentration Account Bank to cease taking instructions from the Collection Agent or the Borrower and to thereafter take direction solely from the Administrative Agent in each case by delivery of a notice substantially in the form attached to the Control Agreement for such purpose. Neither the Borrower nor the Collection Agent will (i) add or terminate any bank as a Collection Account Bank or a Concentration Account Bank, (ii) close any Lock-Box, any Collection Account or any Concentration Account or open any new lock-box or account to function as a Lock-Box, Collection Account or Concentration Account, (iii) make any change to the instructions to the Obligors that all payments with respect to the Receivables be made to a Lock-Box or Collection Account or (iv) make any change to the instructions to a Collection Account Bank as set forth in the applicable Deposit Account Notification Agreement (Government Healthcare Receivables) requiring all available funds in each Collection Account to automatically sweep to the applicable Concentration Account at the end of each Business Day, in each case, without the prior written consent of the Administrative Agent and each Managing Agent. The Borrower and the Collection Agent each hereby agrees to take, or cause to be taken, any and all actions reasonably requested by the Administrative Agent to protect and perfect the interest of the Administrative Agent, for the benefit of the Secured Parties, in the event any such change is permitted.

(c) At all times following the revocation by the Administrative Agent of the Collection Agent’s authority with respect to any Concentration Account referred to in Section 6.07(b), the parties agree that the provisions of Section 2.08(c) shall apply with respect to any proceeds of Self Pay Obligations on deposit in such Concentration Accounts.

SECTION 6.08. UCC Matters; Protection and Perfection of Collateral. The Collection Agent will direct the Borrower to, keep its jurisdiction of organization, principal place of business and chief executive office, and the offices where it keeps its Records, in the jurisdictions and at the addresses set forth on Schedule V, or, in any such case, upon 30 days’ prior written notice to the Administrative Agent, at such other jurisdiction or locations within the United States where all actions reasonably requested by the Administrative Agent to protect and perfect the interest of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral have been taken and completed. Each of the Borrower and the Collection Agent agrees that from time to time, at the Borrower’s expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Administrative Agent may reasonably request in order to perfect, protect or more fully evidence the interest in the Collateral acquired by the Administrative Agent hereunder, or to enable the Administrative Agent to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, each of the Borrower and the Collection Agent agrees that it will upon the request of the Administrative Agent, execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate. The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Collateral now existing or hereafter arising without the signature of the Borrower where permitted by law. If the Borrower or the Collection Agent fails to perform any of its agreements or obligations under this Section 6.08, the Administrative Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by the Borrower upon the Administrative Agent’s demand therefor. For purposes of enabling the Administrative Agent to exercise its rights described in the preceding sentence and elsewhere in this Article VI, the Borrower and the Collection Agent each hereby authorizes the Administrative Agent following the occurrence and during the continuance of a Trigger Event to take any and all steps in the Borrower’s or the Collection Agent’s, as applicable, name and on behalf of the Borrower or the Collection Agent, as the case may be, necessary or desirable, in the determination of the Administrative Agent, to collect all amounts due under any and all Receivables, including endorsing the Borrower’s or the Collection Agent’s name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts, subject to Applicable Law.

SECTION 6.09. Obligations With Respect to Receivables. Each of the Borrower and the Collection Agent will (a) at the Borrower’s expense, regardless of any exercise by the Administrative Agent, any Managing Agent or any Lender of its rights hereunder, timely and fully perform and comply or cause each of the Originators to perform or comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables to the same extent as if the Receivables had not been pledged and assigned hereunder and (b) pay or direct the applicable Originator to pay, when due any taxes, including sales, excise or personal property taxes, payable in connection with the Receivables. In no event shall the Administrative Agent, any Managing Agent or any Lender have any obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform any of the obligations of the Borrower, the Collection Agent or any Originator or any of their respective Affiliates thereunder. Each of the Borrower and the Collection Agent agrees it will timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

SECTION 6.10. Applications of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to the Borrower or any Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or Applicable Law and unless otherwise instructed by the Administrative Agent, be applied as a Collection of any Receivable of such Obligor, in the order of the age of such Receivables, starting with the oldest such Receivable, to the extent of any amounts then due and payable thereunder, before being applied to any other indebtedness, account, general intangible or obligation of such Obligor.

SECTION 6.11. Annual Servicing Report of Independent Audit Firm. On an annual basis on or before the date which is 90 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2012, the Collection Agent shall engage and cause FTI Consulting, Inc. or another firm acceptable to each Managing Agent and the Borrower to provide the Collection Agent, each Managing Agent and the Administrative Agent with a report setting forth the results of such firm’s review of the Receivables in form and in scope satisfactory to the Administrative Agent, the Managing Agents and the Collection Agent; provided that in no event shall such report include “Protected Health Information”, as such term is defined in regulations implementing HIPAA; provided further that such independent audit firm shall be required to enter into a Business Associate Agreement with the Collection Agent. The Borrower hereby authorizes such firm to discuss such affairs, finances and performance with representatives of the Administrative Agent and each of the Managing Agents.

SECTION 6.12. Indemnities by the Collection Agent. (a) Without limiting any other rights which any Indemnified Party may have hereunder or under Applicable Law, and in consideration of its appointment as Collection Agent, the Collection Agent hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts awarded against or actually incurred by any of them arising out of or resulting from any actions it has taken or the failure to perform its duties under this Agreement or the other Facility Documents or with respect to the use of proceeds of Advances or remittances or the security interests in the Collateral or in respect of any Receivable, Related Security or Contract. Without limiting or being limited by the foregoing, the Collection Agent shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

(i) reliance on any representation made or deemed made by the Collection Agent or any of its officers under or in connection with this Agreement or any other Facility Document which shall have been false, incorrect or misleading in any material respect when made or deemed made or delivered;

(ii) the failure by the Collection Agent to comply with any term, provision or covenant contained in this Agreement, any of the other Facility Documents, or any Contract, or with any Applicable Law with respect to any Receivable, the related Contract or the Related Security;

(iii) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Receivables, whether at the Closing Date or at any subsequent time;

(iv) any failure of the Collection Agent to perform its duties or obligations in accordance with the provisions of this Agreement or the other Facility Documents;

(v) the commingling of Collections of Receivables at any time with other funds;

(vi) any action or omission by the Collection Agent that reduces or impairs the rights of the Administrative Agent, any Managing Agent or any of the Lenders with respect to any Receivable or the value of any Receivable;

(vii) any Servicing Fees or other costs and expenses payable to any replacement Collection Agent, to the extent in excess of the Servicing Fees payable to the Collection Agent hereunder; or

(viii) any claim brought by any Person other than an Indemnified Party arising from any activity by the Collection Agent or its Affiliates in servicing, administering or collecting any Receivable.

(b) Any amounts subject to the indemnification provisions of this Section 6.12 shall be paid by the Collection Agent to the Administrative Agent within 10 Business Days following the Administrative Agent’s demand therefor. Notwithstanding any other provision of this Agreement to the contrary, the Collection Agent shall not indemnify any Indemnified Party for or with respect to any Indemnified Amounts (i) that would constitute recourse for uncollectible Receivables due to the bankruptcy or insolvency of the related Obligor or (ii) which arise solely from such Indemnified Party’s gross negligence, bad faith or willful misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction.

ARTICLE VII

EVENTS OF DEFAULT

SECTION 7.01. Events of Default. If any of the following events (any such event, an “Event of Default”) shall occur:

(a) The Collection Agent or the Borrower shall fail to make any payment or deposit to be made by it hereunder when due, and, if such failure to make any payment or deposit arises in connection with the payment of Interest or Fees hereunder, such failure shall remain unremedied for five Business Days; or

(b) A Borrowing Base Deficiency shall exist and such Borrowing Base Deficiency shall remain unremedied for three Business Days; or

(c) Any representation or warranty made or deemed to be made by the Borrower or the Collection Agent (or any of their respective officers or agents) under or in connection with any Facility Document, including any Monthly Report or Funding Request other than with respect to the status of a Receivable as an Eligible Receivable, or any other information, report or officer’s certificate delivered pursuant hereto, shall prove to have been false, incorrect or misleading in any material respect when made or deemed made, unless and solely to the extent (i) such representation or warranty does not contain a grace period within such provision, and (ii) such misrepresentation is capable of being cured within 10 days, the Borrower and the Collection Agent deliver a written certificate to the Administrative Agent certifying that such false, incorrect or misleading statement, and all ramifications thereof under this Agreement or any Facility Document has been cured in full (together with such data demonstrating such cure) by earlier to occur of (x) the date on which written notice shall have been given to the Collection Agent by the Administrative Agent or the Borrower and (y) the date on which a Responsible Officer of the Collection Agent acquires knowledge thereof; or

(d) The Borrower or the Collection Agent shall fail to perform or observe, beyond the applicable grace or cure period therein, any term, covenant or agreement (other than any term covenant, or agreement described in another clause of this Section 7.01) contained in any Facility Document on its part to be performed or observed and any such failure (other than a failure with respect to any of Section 5.01(b), (c), (d), (f), (i), (j), (k), (l), (p) (second sentence), (q), (r), (v) and (x) and Section 5.02(a), (f), (h) (second sentence) and (i), in each case, as to which no grace period shall apply) shall remain unremedied for 10 days after written notice thereof shall have been given by the Administrative Agent to the Borrower; or

(e) This Agreement or any other Facility Document shall cease to be effective or be a legally valid, binding and enforceable obligation of the Borrower or the Collection Agent, as the case may be or any Affiliate thereof shall contest in any manner the effectiveness, validity, binding nature or enforceability of this Agreement or any other Facility Document; or

(f) (i) The Collection Agent shall fail to pay any principal, interest or other amount due in respect of any Material Indebtedness, in each case, when and as the same shall become due and payable (after giving effect to any grace period) or (ii) any other event or condition occurs that results in any Material Indebtedness of the Collection Agent becoming due prior to its scheduled maturity or that enables or permits (after giving effect to any grace period) the holder or holders of any Material Indebtedness of the Collection Agent or any trustee or agent on its or their behalf to cause any such Debt to become due; provided that this clause (ii) shall not apply to secured Debt that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Debt; or

(g) (i) The Borrower, any Material Originator, the Parent, CHS or the Collection Agent shall (A) become insolvent, generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors, (B) any Insolvency Proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, receiver/manager, custodian, trustee, or other similar official for it or for any substantial part of its property shall be instituted by the Borrower, any Material Originator, the Parent, CHS or the Collection Agent or (C) any Insolvency Proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, receiver/manager, custodian, trustee, or other similar official for it or for any substantial part of its property shall be instituted against the Borrower, any Material Originator, the Parent, CHS or the Collection Agent, and in the case of any Material Originator, the Parent, CHS or the Collection Agent such other proceeding shall remain unstayed for a period of 60 days, or the requested adjudication, relief or other action sought thereby shall have been made, granted or taken, or (ii) the Borrower, any Material Originator, the Parent, CHS or the Collection Agent shall take any corporate or entity-level action that authorizes any of the actions set forth above in this Section 7.01(g); or

(h) As of the last day of any Collection Period, (i) the Default Ratio shall exceed 9.0%, (ii) the Delinquency Ratio shall exceed 3.50%, (iii) the Payment Denial Rate shall exceed 1.25%, (iv) the average of the Default Ratio for each of such Collection Period and the two prior Collection Periods shall exceed 8.50%, or (v) the average of the Delinquency Ratio for each of such Collection Period and the two prior Collection Periods shall exceed 3.25%; or

(i) The DSO reported on any Monthly Report shall exceed 55 days; or

(j) (i) There shall have occurred and be continuing an “Event of Termination” under the Sale Agreement without regard to waivers, supplements or amendments not approved in writing by the Administrative Agent and the Managing Agents, or (ii) the Sale Agreement shall have ceased to be valid, binding and enforceable as against any of the parties thereto without any amendment, modification, waiver or termination of any terms or conditions thereof, other than as agreed to in writing by the Administrative Agent; or

(k) (i) There shall have occurred and be continuing an “Event of Termination” under the Contribution Agreement without regard to waivers, supplements or amendments not approved in writing by the Administrative Agent and the Managing Agents, or (ii) the Contribution Agreement shall have ceased to be valid, binding and enforceable as against any of the parties thereto without any amendment, modification, waiver or termination of any terms or conditions thereof, other than as agreed to in writing by the Administrative Agent; or

(l) The grant of security hereunder shall, for any reason, except to the extent permitted by the terms hereof, ceases to create a valid and perfected first priority security interest in each Receivable and the Related Security and Collections with respect thereto, or the other Collateral granted hereunder; or

(m) (i) Any Originator shall have ceased for any reason to sell all of its “Receivables” under and as defined in the Sale Agreement to the Borrower pursuant to the Sale Agreement, except with (x) the prior consent of the Administrative Agent, which consent will be at its sole discretion and may be accompanied by an adjustment of concentration limits or purchase limits as determined by the Administrative Agent and the Managing Agents and (y) delivery of an Monthly Report calculated to reflect such change and related adjustments, or (ii) the assignment to the Administrative Agent of all of the Borrower’s right and title to and interest in the Sale Agreement shall have ceased, for any reason, to be fully effective and enforceable by the Administrative Agent as against any of the parties to the Sale Agreement; or

(n) (i) The Transferor shall have ceased for any reason to contribute all of its “Receivables” under and as defined in the Contribution Agreement to the Borrower pursuant to the Contribution Agreement, or (ii) the assignment to the Administrative Agent of all of the Borrower’s right and title to and interest in the Contribution Agreement or the Sale Agreement shall have ceased, for any reason, to be fully effective and enforceable by the Administrative Agent as against any of the parties to the Contribution Agreement or Sale Agreement, as applicable; or

(o) There shall have occurred a Change in Control; or

(p) There shall have occurred any material adverse change in the business or financial condition of CHS or the Originators taken as a whole since December 31, 2011, which could reasonably be expected to affect the value or collectability of the Receivables or the ability of the Borrower, the Collection Agent or any Originator to collect the Receivables or otherwise perform its respective obligations under this Agreement or any other Facility Document; or

(q) A Servicer Termination Event shall have occurred and be continuing; or

(r) CHS or any subsidiary thereof shall fail to perform or observe any term, covenant or agreement contained in Section 6.12 or Section 6.13 of the Parent Credit Agreement as in effect on the Closing Date without regard to any waiver or modification to any of those provisions or any of the defined terms used therein and such failure shall continue for a period of 10 Business Days after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder (the “Financial Covenant Cure Period”); or

(s) The Borrower shall have become subject to registration as an “investment company” within the meaning of the Investment Company Act; or

(t) CHS shall fail to perform or observe any term, covenant or agreement required to be performed by it under the Performance Undertaking beyond the grace period contained therein, or the Performance Undertaking shall cease to be effective or to be the legally valid, binding and enforceable obligation of CHS, or CHS shall directly or indirectly contest in any manner the effectiveness, validity, binding nature or enforceability of the Performance Undertaking; or

(u) One or more judgments shall be rendered against the Borrower, the Collection Agent or CHS (not paid or fully covered by insurance) shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower, the Collection Agent or CHS to enforce any such judgment and such judgment is for the payment of money in an aggregate amount in excess (x) of $50,000, with respect to the Borrower, or (y) $50,000,000, with respect to the Collection Agent and CHS, collectively;

then, and in any such event, the Administrative Agent may, and shall, at the direction of any Managing Agent (i) with respect any Specified Event, deliver a Specified Notice to the Borrower, and (ii) with respect to all other Events of Default, by notice to the Borrower (a “Termination Declaration Notice”) declare the Termination Date to have occurred, except that, in the case of any event described in clause (i)(B) or clause (i)(C) of Section 7.01(g) above, the Termination Date shall be deemed to have occurred automatically without notice upon the occurrence of such event. Upon any such declaration or automatic occurrence, the Administrative Agent shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC and other Applicable Law, which rights and remedies shall be cumulative; provided that the Administrative Agent shall continue to comply with Section 10.14(d) in connection with the exercise of such rights and remedies.

For the purposes of this Section 7.01, a Specified Notice shall be deemed for all purposes to constitute a Termination Declaration Notice automatically and without further notice or action of any kind or nature, effective on the earlier to occur of (i) the fifth day (or the immediately following Business Day) following the delivery of such Specified Notice, unless on or before such date, the Borrower has made payment to the Administrative Agent that reduces the outstanding amount of the Obligations to zero, and (ii) the 30th day following the delivery of such Specified Notice to the extent that any Specified Event is then continuing; provided that, in all events, the Administrative Agent may, and shall, at the direction of any Managing Agent deliver a new Termination Declaration Notice between the 25th and 30th day following the delivery of such Specified Notice, which new Termination Declaration Notice shall become effective on the fifth day following the delivery thereof.

Notwithstanding anything to the contrary contained in this Article VII, during the Financial Covenant Cure Period and in addition to the Borrower’s rights under Section 2.04(d), the Parent may issue Qualified Capital Stock (as defined in the Parent Credit Agreement) and elect to treat all or any portion of the net cash proceeds thereof as having increased Consolidated EBITDA (as defined in the Parent Credit Agreement) with respect to such applicable quarter solely for the purpose of determining actual and pro forma compliance with Section 6.12 or Section 6.13 of the Parent Credit Agreement for purposes of Section 7.01(r) at the end of such applicable quarter and applicable subsequent periods, provided that (a) such proceeds (i) are actually received by the Parent and contributed to CHS no later than ten days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder and (ii) do not exceed the aggregate amount necessary to cause Parent to be in compliance with the covenants under Section 6.12 or Section 6.13 of the Parent Credit Agreement for purposes of Section 7.01(r) for any applicable period and (b) in each period of four fiscal quarters, there shall be at least two fiscal quarters in which no such right to cure permitted by this paragraph is utilized.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.01. Indemnities by the Borrower. (a) Without limiting any other rights which the Administrative Agent, the Managing Agents, the Lenders, the Liquidity Providers or any of their respective Affiliates may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify the Administrative Agent, each Managing Agent, each Lender, each Liquidity Provider, each of their respective Affiliates, and each of their respective directors, officers, employees, agents and attorneys (all of the foregoing being individually referred to as an “Indemnified Party” and being collectively referred to as “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (excluding Taxes for which provision is made in Section 2.12) (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or actually incurred by any of them arising out of or resulting from this Agreement or the other Facility Documents or the use of proceeds of Advances or remittances or the security interests in the Collateral or in respect of any Receivable, Related Security or Contract. Without limiting or being limited by the foregoing, the Borrower shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

(i) reliance on any representation or warranty made or deemed made by the Borrower or any of its officers under or in connection with this Agreement or any other Facility Document, which shall have been false, incorrect or misleading in any material respect when made or deemed made or delivered;

(ii) the failure by the Borrower to comply with any term, provision or covenant contained in this Agreement, any of the other Facility Documents, or any Contract, or with any Applicable Law with respect to any Receivable, the related Contract or the Related Security, or the nonconformity of any Receivable, the related Contract or the Related Security with any such Applicable Law;

(iii) the failure to grant to the Administrative Agent, for the benefit of itself and the Secured Parties, a valid and perfected first priority security interest under Article 9 of the UCC, in and to the Receivables which are, or are purported to be, Collateral, together with all Collections and Related Security, in each case free and clear of any Lien whether existing at the time of the pledge of any such Receivable or at any time thereafter;

(iv) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Receivables, whether at the Closing Date or at any subsequent time;

(v) any failure of the Borrower to perform its duties or obligations in accordance with the provisions of this Agreement or the other Facility Documents or to perform its duties under the Contracts;

(vi) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable or Contract;

(vii) any set-off by any Collection Account Bank or any Concentration Account Bank against Collections;

(viii) the failure to pay when due any taxes which are the Borrower’s responsibility, including sales, excise or personal property taxes payable in connection with the Receivables or the contribution or purchase thereof;

(ix) any repayment by the Administrative Agent or any other Indemnified Party of any amount previously distributed in reduction of Revolving Principal Balance or payment of Interest or any other amount due hereunder, in each case which amount the Administrative Agent or such Indemnified Party believes in good faith is required to be repaid;

(x) the commingling of Collections of Receivables at any time with other funds;

(xi) any investigation, litigation or proceeding related to this Agreement or the Borrower’s use of proceeds of Advances or the pledge of an interest in the Collateral generally or in respect of any Receivable, Related Security or Contract (including in connection with the preparation of a defense or appearing as a third party witness in connection therewith and regardless of whether such investigation, litigation or proceeding is brought by the Borrower, an Indemnified Party or any other Person or an Indemnified Party is otherwise a party thereto);

(xii) any failure by the Borrower to give reasonably equivalent value to the Transferor in consideration for the transfer by the Transferor to the Borrower of any Receivables or Related Security, or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including any provision of the Bankruptcy Law;

(xiii) any failure by the Buyer to give reasonably equivalent value to any Originator in consideration for the transfer by such Originator to the Buyer of any Receivables or Related Security, or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including any provision of the Bankruptcy Law; or

(xiv) the inclusion as an Eligible Receivable of any Receivable any portion of the Expected Net Value of which represents sales taxes.

(b) Any amounts subject to the indemnification provisions of this Section 8.01 shall be paid by the Borrower to the Administrative Agent within 10 Business Days following the Administrative Agent’s demand therefor. Notwithstanding any other provision of this Agreement to the contrary, the Borrower shall not indemnify any Indemnified Party for or with respect to any Indemnified Amounts (i) that would constitute recourse for uncollectible Receivables due to the bankruptcy or insolvency of the related Obligor or (ii) that arise solely from such Indemnified Party’s gross negligence, bad faith or willful misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction.

ARTICLE IX

THE ADMINISTRATIVE AGENT; MANAGING AGENTS

SECTION 9.01. Authorization and Action. The Lenders and each Managing Agent hereby appoint and authorize the Administrative Agent to take such action as agent on their behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto, including the power and authority to hold and to perfect any ownership interest or security interest created pursuant hereto or in connection herewith on behalf of the Secured Parties. The Administrative Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement, the other Facility Documents or Applicable Law.

SECTION 9.02. Agent’s Reliance, Etc. Neither the Administrative Agent, nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement (including any action taken or omitted to be taken by it or them if the Administrative Agent is designated as Collection Agent pursuant to Section 6.01) or any other agreement executed pursuant hereto, except for its or their own gross negligence or willful misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction. Without limiting the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for the Borrower, the Originators and CHS), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (ii) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (iii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Facility Documents, (iv) except as expressly set forth herein and in the other Facility Documents, shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity, (v) shall not be responsible to any Managing Agent, any Lender or any other Person for the due execution, legality, validity, enforceability, genuineness or sufficiency of value of this Agreement or any other agreement, instrument or document furnished pursuant hereto, and (vi) shall incur no liability under or in respect of this Agreement or any other agreement executed pursuant hereto, by acting upon any notice (including notice by telephone with respect to notices under Section 2.01), consent, certificate or other instrument or writing (which may be by telex or facsimile) believed by it to be genuine and signed or sent by the proper party or parties. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Lenders or the Managing Agents, or in the absence of its own gross negligence or willful misconduct. Each Managing Agent shall indemnify upon demand, ratably in accordance with the aggregate Commitments of the related Committed Lenders, the Administrative Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable legal fees and disbursements) with respect to the execution, delivery, enforcement, performance and administration of this Agreement or any Facility Document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby; provided, however, that no Managing Agent shall be liable for the payment to the Administrative Agent of any portion of such liabilities resulting from such the Administrative Agent’s gross negligence or willful misconduct; provided, further however, that no actions taken in accordance with directions of the Managing Agents shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.02. The Administrative Agent shall not be deemed to have knowledge of any Event of Default unless and until written notice thereof is given to the Administrative Agent by the Borrower, the Collection Agent, a Managing Agent or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Facility Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Facility Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

SECTION 9.03. Administrative Agent and Affiliates. The Administrative Agent shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent. CA-CIB and its Affiliates may generally engage in any kind of business with the Borrower, the Transferor, any Originator or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower, the Transferor, any Originator or any Obligor or any of their respective Affiliates, all as if CA-CIB were not the Administrative Agent and without any duty to account therefor to any Managing Agent or any Lender.

SECTION 9.04. Resignation of the Administrative Agent. The Administrative Agent may resign as Administrative Agent hereunder at any time by giving not less than five Business Days’ prior written notice to the Managing Agents, the Borrower and the Collection Agent and shall resign at the request of a Managing Agent at any time that the Administrative Agent is a Defaulting Lender; such resignation to become effective only upon the later to occur of the earlier of (x) the appointment and acceptance of a successor Administrative Agent as provided below and (y) the 30th day following delivery of such notice. Upon any such resignation, the Managing Agents and the Committed Lenders that are not Defaulting Lenders shall appoint a financial institution of their choosing (with, if such appointment is to a financial institution which is not affiliated with the current Administrative Agent or a Managing Agent the prior written consent of the Borrower, such consent not to be unreasonably delayed or withheld) as Administrative Agent. Following the appointment of a successor Administrative Agent and such successor’s acceptance thereof, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent as Administrative Agent hereunder, and the resigning Administrative Agent shall be discharged from its duties and obligations as Administrative Agent hereunder. After the Administrative Agent’s resignation, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

SECTION 9.05. Payments. If in the opinion of the Administrative Agent the distribution of any amount received or assets held by it in such capacity hereunder or under any of the other Facility Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount or asset received and distributed by the Administrative Agent is to be repaid or remitted, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over or return the same in such manner and to such Persons as shall be determined by such court.

SECTION 9.06. Managing Agents.

(a) Each Lender hereby designates and appoints the Managing Agent for such Lender’s Lender Group as its Managing Agent hereunder, and authorizes such Managing Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Managing Agents by the terms of this Agreement together with such powers as are reasonably incidental thereto. No Managing Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the applicable Managing Agent shall be read into this Agreement or otherwise exist for the applicable Managing Agent. In performing its functions and duties hereunder, each Managing Agent shall act solely as agent for the Lenders in the related Lender Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. No Managing Agent shall be required to take any action that exposes it to personal liability or that is contrary to this Agreement, the other Facility Documents or Applicable Law. The appointment and authority of each Managing Agent hereunder shall terminate at the payment in full of the Obligations and the termination of the Commitments hereunder.

(b) Each Person serving as a Managing Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not a Managing Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any subsidiary or other Affiliate thereof as if it were not a Managing Agent hereunder.

(c) No Managing Agent shall have any duties or obligations except those expressly set forth herein and in the other Facility Documents. Without limiting the generality of the foregoing, (i) a Managing Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (ii) a Managing Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Facility Documents, and (iii) except as expressly set forth herein and in the other Facility Documents, a Managing Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the bank serving as Managing Agent or any of its Affiliates in any capacity. A Managing Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Lenders members of its Lender Group, or in the absence of its own gross negligence or willful misconduct. A Managing Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to a Managing Agent by the Borrower Representative, the Administrative Agent or a Lender, and a Managing Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Facility Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Facility Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to a Managing Agent.

(d) A Managing Agent may resign as Managing Agent hereunder at any time by giving not less than five Business Days’ prior written notice to the applicable Lenders, the Administrative Agent and the Borrower, such resignation to become effective only upon the later to occur of the earlier of (x) the appointment and acceptance of a successor Managing Agent as provided below and (y) the 30th day following delivery of such notice. Upon any such resignation, the related Lenders shall appoint a financial institution of their choosing as Managing Agent. Following the appointment of a successor Managing Agent and such successor Managing Agent’s acceptance thereof, such successor Managing Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Managing Agent as Managing Agent hereunder, and the resigning Managing Agent shall be discharged from its duties and obligations as Managing Agent hereunder. After the Administrative Agent’s resignation, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Managing Agent.

ARTICLE X

MISCELLANEOUS

SECTION 10.01. Amendments and Waivers.

(a) Except as provided in Section 10.01(b), no amendment or modification of any provision of this Agreement or any Facility Document shall be effective without the written agreement of the Borrower, the Collection Agent, the Administrative Agent and the Majority Lenders (or their respective Managing Agents), and no termination or waiver of any provision of this Agreement or any Facility Document or consent to any departure therefrom shall be effective without the written concurrence of the Borrower, the Administrative Agent and the Majority Lenders (or their respective Managing Agents). Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) Notwithstanding the provisions of Section 10.01(a), the written consent of each Lender shall be required for any amendment, modification or waiver (A) reducing any Revolving Principal Balance, or the Interest thereon, for any Fixed Period, or any fee payable to all Lenders, (B) postponing any date for any payment of any Revolving Principal Balance or the Interest thereon, for any Fixed Period, or for any payment of fees payable under the terms of the Fee Letter in effect at such time, (C) extending the Scheduled Termination Date with respect to the Obligations, (D) increasing the Facility Limit or the Commitment of any Lender, (E) modifying the calculation of the Borrowing Base, (F) releasing all or substantially all of the Collateral, or (G) modifying the provisions of this Section 10.01.

(c) Any time that the Commercial Paper of any Conduit Lender is being rated by one or more nationally recognized statistical ratings organizations (as applicable) (each, a “Rating Agency”), at the request of such Conduit Lender, no material amendment or modification of any material provisions hereof or of the Sale Agreement or the Contribution Agreement shall be effective absent confirmation, in form satisfactory to such Conduit Lender, by each such Rating Agency that such amendment or modification will not result in a withdrawal or downgrading of the then-current rating of the Commercial Paper by such Rating Agency.

(d) Notwithstanding any other provision of this Section 10.01, the Administrative Agent shall not (x) agree to the “Addition” (as defined in the Sale Agreement) of any proposed Originator pursuant to Section 9.14(a)(i), or (y) waive compliance of Section 9.14(b)(iii) of the Sale Agreement with respect to the “Removal” (as defined in the Sale Agreement) of a Material Originator, in each case, without the prior approval of the Required Lenders.

(e) Notwithstanding any other provision of this Section 10.01, the provisions of Sections 4.03 hereof, Section 4.02 of the Sale Agreement and Section 4.02 of the Contribution Agreement may not be amended or waived without confirmation from S&P that the rating of any Conduit Lender’s Commercial Paper by S&P will not be reduced or withdrawn as a result thereof.

(f) The Administrative Agent shall provide notice to S&P of any amendment or modification of any provision of this Agreement or the Contribution Agreement.

(g) Notwithstanding any other provision of this Section 10.01, for so long as the Collection Agent is an Affiliate of CHS and the Performance Undertaking is in effect, no amendment, waiver or consent shall, without the prior written consent of CHS, affect the rights or duties of CHS under this Agreement (such consent not to be unreasonably withheld or delayed).

SECTION 10.02. Notices.

(a) Addresses. All notices, demands, requests and other communications required or expressly authorized to be made by this Agreement shall be given in writing, unless otherwise expressly specified herein and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by Electronic Transmission, and addressed to the address set forth on the applicable signature page hereto or, as applicable, the relevant Assignment and Acceptance or to such other address as shall be notified in writing to the Borrower, the Administrative Agent and each Managing Agent.

(b) Effectiveness.

(i) All communications described in clause (a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (x) if delivered by hand or overnight courier service or sent by Electronic Transmission, on the date of receipt, or (y) if delivered by certified or registered mail, five Business Days after dispatch, in each case under clauses (x) and (y), delivered, sent, transmitted or mailed (properly addressed) to such party as provided in this Section 10.02 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.02. Notwithstanding the foregoing, no notice, demand, request or other communication to the Administrative Agent pursuant to Article II shall be effective until received by the Administrative Agent.

(ii) The submission by the Borrower or the Collection Agent of any communication pursuant to an Electronic Transmission shall constitute a representation and warranty by such Person that any representation, warranty, certification or other similar statement required by the Facility Documents to be provided, given or made by such Person in connection with any such communication is true, correct and complete except as expressly noted in such communication.

(c) Each Lender shall notify the Administrative Agent in writing of any changes in the address to which notices to such Lender should be directed, of addresses of its lending office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

SECTION 10.03. Electronic Transmissions. Subject to the provisions of Subsection 10.02(a), each of the Administrative Agent, each Managing Agent, each Lender, the Borrower, the Collection Agent and each of their respective officer, directors, employees and agents, is authorized (but not required) to transmit, post or otherwise make or communicate, in its sole discretion, Electronic Transmissions in connection with any Facility Document and the transactions contemplated therein. The Borrower, the Collection Agent and each Secured Party acknowledges and agrees that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions.

SECTION 10.04. Right of Setoff. Without in any way limiting the provisions of Section 2.14, the Administrative Agent, each Managing Agent and each Lender is hereby authorized (in addition to any other rights it may have) to set-off, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by the Administrative Agent, such Managing Agent or such Lender to, or for the account of, the Borrower, the Collection Agent, the Transferor or any Originator against any amount owing by the Borrower, the Collection Agent, the Transferor or any Originator, as the case may be, to such Person or to the Administrative Agent or Managing Agent on behalf of such Person (even if contingent or unmatured); provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the other Secured Parties, and (y) the Defaulting Lender shall provide promptly to the Administrative

Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. For avoidance of doubt, the right of setoff set forth in this Section 10.04 does not permit setoff of deposits and indebtedness held or owing by one Person to or for the account of a second Person against amounts owing by any Person other than such second Person.

SECTION 10.05. No Waiver; Remedies. No failure on the part of the Administrative Agent, any Managing Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 10.06. Binding Effect; Assignability.

(a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Managing Agents, the Administrative Agent, the Collection Agent, and their respective successors and permitted assigns.

(b) The Borrower may not assign any of its rights or delegate any of its duties hereunder or under the other Facility Documents without the prior written consent of the Administrative Agent and each Managing Agent. A Lender may assign any of its rights and delegate any of its duties hereunder and under the other Facility Documents (i) without the consent of the Borrower, to any Lender (other than a Defaulting Lender), any Affiliate of any Lender or to any Liquidity Provider and (ii) with the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed), to any other Person; provided that no such consent shall be required during the continuance of an Event of Default.

(c) Notwithstanding any other provision of this Agreement, any Lender may at any time in its sole and absolute discretion assign, participate, grant a security interest in, transfer or pledge all or a portion of its rights (including its rights to payment of the principal and Interest on its Advances) under this Agreement or under its Liquidity Agreement to secure its obligations to a Federal Reserve Bank or any similar entity or federal program, without notice to or consent of the Borrower (and without the execution of any document in connection therewith); provided that no such assignment under this clause (c) shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto, and the Administrative Agent, the Managing Agents, the other Lenders, the Collection Agent and the Borrower shall have the right to continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

(d) The parties to each assignment made pursuant to this Section 10.06 shall execute and deliver to the Administrative Agent for its acceptance and recording in its books and records, an Assignment and Acceptance or other transfer instrument reasonably satisfactory in form and substance to the Administrative Agent, the related Managing Agent and the Borrower. Each such assignment shall be effective as of the date specified in the applicable Assignment and Acceptance or other instrument only after the execution, delivery, acceptance and recording as described in the preceding sentence. The Administrative Agent shall notify the Borrower of any assignment made pursuant to this Section 10.06. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the obligations under this Agreement (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. This Section 10.06(d) shall be construed so that the obligations under this Agreement are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.

(e) Each Lender may sell participations, to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment); provided, however, that

(i) such Lender’s obligations under this Agreement (including its Commitment to the Borrower hereunder) shall remain unchanged,

(ii) such Lender shall remain solely responsible to the other parties to this Agreement for the performance of such obligations,

(iii) the Administrative Agent, the Managing Agents, the other Lenders, the Collection Agent and the Borrower shall have the right to continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and

(iv) such Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each Participant’s interest in the obligations under the this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under this Agreement) to any person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. This Section 10.06(e)(iv) shall be construed so that the obligations under this Agreement are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.

(v) such Lender obtains a representation from any proposed assignee of such participation that either (i) the assignee is not acquiring and will not hold the participation with “plan assets” of any “benefit plan investor” within the meaning of Section 3(42) of ERISA or (ii) the acquisition and holding by the assignee of the participation will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

(f) The Lenders may, in connection with any assignment or participation by any of them or any proposed assignment or participation pursuant to this Section 10.06, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower, the Collection Agent and the Collateral furnished to such Lender by or on behalf of the Borrower or the Collection Agent; provided that prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall executed an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 10.14.

SECTION 10.07. Term of this Agreement. This Agreement, including the Borrower’s obligation to observe its covenants set forth in Article V, and the Collection Agent’s obligation to observe its covenants set forth in Articles V and VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower or the Collection Agent pursuant to Articles III and IV, the indemnification and payment provisions of Section 6.12, Article VIII and Article IX and the provisions of Section 2.11, 2.12, 10.10, 10.11 and Section 10.12 shall be continuing and shall survive any termination of this Agreement.

SECTION 10.08. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE; SERVICE OF PROCESS.

(a) THIS AGREEMENT SHALL, IN ACCORDANCE WITH § 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH LENDER, EACH MANAGING AGENT, THE ADMINISTRATIVE AGENT, THE BORROWER AND THE COLLECTION AGENT EACH HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER FACILITY DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) Each party hereto agrees that service of process may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to it at its address specified in Section 10.02. Nothing in this Section 10.08 shall affect the right of any party to serve legal process in any other manner permitted by law.

SECTION 10.09. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH LENDER, EACH MANAGING AGENT, THE ADMINISTRATIVE AGENT, THE BORROWER AND THE COLLECTION AGENT EACH WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT, ANY OTHER FACILITY DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

SECTION 10.10. Costs, Expenses and Taxes.

(a) In addition to the rights of indemnification granted to the Administrative Agent, the Managing Agents, the Lenders and the other Indemnified Parties under Article VIII hereof, the Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Managing Agents, the Lenders and the Administrative Agent incurred in connection with the preparation, execution, delivery, administration (including periodic auditing permitted hereunder), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including rating agency fees, auditor fees, the annual servicing report referred to in Section 6.11 and out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of one external counsel for the Administrative Agent, any Managing Agent and any Lender with respect thereto, collectively, with respect to advising the Administrative Agent, any Managing Agent and any Lender as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including counsel fees and expenses), incurred by the Administrative Agent, any Managing Agent and any Lender in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

(b) The Borrower shall pay on demand any and all commissions of placement agents and dealers in respect of commercial paper notes (to the extent not otherwise received by the applicable Conduit Lender as a portion of Interest) issued to fund or maintain the Advances and any and all stamp, documentary, sales, excise, property and other taxes, charges, levies and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or the funding or maintenance of Advances hereunder (“Other Taxes”).

SECTION 10.11. Waiver of Consequential Damages. (a) Each of the Collection Agent, the Transferor and the Borrower agrees that no Indemnified Party shall have any liability to them or any of their equity holders or creditors in connection with this Agreement, the other Facility Documents or the transactions contemplated thereby on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings), and hereby waives any such claim.

(b) The Administrative Agent, each Managing Agent and each Lender agrees that none of the Transferor, the Originators, the Collection Agent, the Borrower or their respective Affiliates shall have any liability to them or any of their equity holders or creditors in connection with this Agreement, the other Facility Documents or the transactions contemplated thereby on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings), and hereby waives any such claim.

(c) The provisions of this Section 10.11 shall survive the termination of this Agreement.

SECTION 10.12. Recourse Against Certain Parties; No Proceedings. (a) No recourse under or with respect to any obligation, covenant or agreement (including the payment of any fees or any other obligations) of any Conduit Lender as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Conduit Lender or any incorporator, affiliate, member, officer, employee or director of such Conduit Lender or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise, it being expressly agreed and understood that the agreements of each Conduit Lender contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the limited liability company obligations of such Conduit Lender; provided that any such liabilities shall be paid by such Conduit Lender only after the repayment in full of all such Conduit Lender’s Commercial Paper and all other liabilities contemplated in the Facility Documents with respect to such Conduit Lender and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Conduit Lender or any incorporator, member, affiliate, officer, employee or director of such Conduit Lender or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of such Conduit Lender contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of such Conduit Lender and each incorporator, member, affiliate, officer, employee or director of such Conduit Lender or of any such administrator, or any of them, for breaches by such Conduit Lender of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 10.12 shall survive the termination of this Agreement.

(b) Each of the Borrower, the Collection Agent, the Administrative Agent, the Managing Agents and each other Lender hereby agrees that it will not institute against, or join any other Person in instituting against, any Conduit Lender any proceedings of the type referred to in clause (i)(C) of Section 7.01(g) so long as any commercial paper issued by such Conduit Lender shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding.

(c) The Administrative Agent, the Managing Agents and each other Lender hereby agrees that it will not, and the Collection Agent agrees that it will not, and will not suffer or permit any Affiliate of the Collection Agent to, institute against, or join any other Person in instituting against, the Borrower any proceedings of the type referred to in clause (i)(C) of Section 7.01(g) so long as there shall not have elapsed one year and one day since the last day on which any Obligations hereunder shall have been outstanding.

(d) The provisions of this Section 10.12 shall survive the termination of this Agreement.

SECTION 10.13. Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement and the other Facility Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than the fee letters described in Section 2.06.

SECTION 10.14. Confidentiality.

(a) Except to the extent otherwise required by Applicable Law, unless the provider thereof shall otherwise consent in writing each of the Borrower and the Collection Agent agrees that it shall maintain the confidentiality of information received from any Secured Party related to such Secured Party or its business other than any such information that was available to the Borrower or the Collection Agent on a non-confidential basis prior to its disclosure by such Secured Party (“Secured Party Information”); provided, however, that the Borrower and the Collection Agent may disclose any Secured Party Information (w) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel, administration and service providers, and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Secured Party Information and instructed to keep such Secured Party Information confidential), (x) to the extent such disclosure may be required by Applicable Law, or by any court or administrative agency having jurisdiction over any party or as may be requested by any regulatory body, (y) to the extent the relevant Secured Party consents in writing to the release of the Secured Party Information, (z) subject to a written confidentiality agreement having terms substantially similar to this Section 10.14, to the Transferor, any Originator or any Affiliate thereof or to any financial institution or other party that extends or is considering the extension of debt or equity financing or swap or derivative arrangement to the Transferor, any Originator or any Affiliate thereof, or (aa) as may be required or appropriate in response to a court order or in connection with any litigation; provided further, however, that the Borrower and the Collection Agent shall have no obligation of confidentiality whatsoever in respect of any Secured Party Information or other information which (i) may be generally available to the public other than as a result of a breach of this Section 10.14(a), (ii) is in the possession of Borrower or the Collection Agent prior to the date hereof and receipt thereof from a Secured Party, and is not subject to a confidentiality agreement or legal or regulatory restriction on disclosure or (iii) is independently developed by the Borrower or the Collection Agent or one or more of their respective representatives without violating the terms of this Section 10.14(a).

(b) Except to the extent otherwise required by Applicable Law, unless the provider thereof shall otherwise consent in writing each of the Administrative Agent, each Managing Agent and each Lender agrees that it shall maintain the confidentiality of (i) the Credit and Collection Policy, and (ii) all other information received from the Borrower, the Collection Agent or any of their Affiliates (each a “CHS Party” and, collectively, the “CHS Parties”) related to such CHS Party or its business, other than any such information that was available to such Person on a non-confidential basis prior to its disclosure by such CHS Party (“CHS Party Information”); provided, however, that each of the Administrative Agent, any Managing Agent and any Lender may disclose any CHS Party Information (w) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel, administration and service providers, and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such CHS Party Information and instructed to keep such CHS Party Information confidential), (x) to the extent such disclosure may be required by Applicable Law, or by any court or administrative agency having jurisdiction over any party or as may be requested by any regulatory body, (y) to the extent the relevant CHS Party consents in writing to the release of the CHS Party Information, (z) subject to a written confidentiality agreement having terms substantially similar to this Section 10.14, to any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Facility Documents, (aa) as may be required or appropriate in response to a court order or in connection with any litigation, (bb) to any Rating Agency in connection with the rating of any Commercial Paper of any Conduit Lender and (cc) as contemplated by Rule 17g-5 under the Securities Exchange Act of 1934 (and various agreements between the Administrative Agent, any Managing Agent or any Conduit Lender and any nationally recognized statistical rating organization), to any nationally recognized statistical rating organization which is not then rating such Conduit Lender’s Commercial Paper, and which accesses such CHS Party Information on a website maintained by a Conduit Lender in compliance with such Rule 17g-5 or (dd) to credit enhancers and dealers and investors in respect of promissory notes of each Conduit Lender in accordance with customary practices of such Conduit Lender for disclosures to credit enhancers, dealers or investors, as the case may be; provided further, however, that each of the Administrative Agent, each Managing Agent and each Lender shall have no obligation of confidentiality whatsoever in respect of any CHS Party Information or other information which (i) becomes known or which may be generally available to the public other than as a result of a breach of this Section 10.14(b), (ii) is in the possession of the Administrative Agent, any Managing Agent or and any Lender prior to receipt thereof from a CHS Party and is not subject to a confidentiality agreement or legal or regulatory restriction on disclosure, or (iii) is independently developed by the Administrative Agent, any Managing Agent or any Lender, or one or more of their respective representatives without violating the terms of this Section 10.14(b).

(c) Notwithstanding any other provision herein or in any other Facility Document, each Managing Agent, each Lender and the Administrative Agent hereby confirms that the Borrower, the Transferor, each Originator and the Collection Agent (and each employee, representative or other agent of each such party) may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction contemplated by this Agreement and the other Facility Documents.

(d) The Administrative Agent hereby agrees to comply with the terms and conditions of the Business Associate Agreement. Each member of the Lender Group hereby agrees to, and shall take reasonable steps to cause each other member of the Lender Group to, comply with all applicable Healthcare Laws (including the provisions set forth in the Business Associate Agreement, if applicable) regarding confidential patient information, if any, it receives in connection with the transactions described in this Agreement.

[THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:	CHS RECEIVABLES FUNDING, LLC

By:
Name:
Title:
Address:
Attention: Facsimile No.: Telephone No.: Email:

Signature Page to

Receivables Loan Agreement

THE COLLECTION AGENT:	COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION

By:
Name: Title:
Address: Attention: Facsimile No.: Telephone No.: Email:

Signature Page to

Receivables Loan Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent, a Managing Agent and a Committed Lender

By:
Name:
Title:

By:
Name:
Title:
Crédit Agricole CIB 1301 Avenue of the Americas New York, NY 10019 Attention: Amit Patel Telephone No.: 212-261-7845 Facsimile No.: 917-849-5584 Email: amit.patel@ca-cib.com

Signature Page to

Receivables Loan Agreement

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Lender by CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as attorney-in-fact

By:
Name: Title:

By:
Name: Title:

Atlantic Asset Securitization LLC

c/o Crédit Agricole CIB

1301 Avenue of the Americas

New York, NY 10019

Attention: Amit Patel

Telephone No.: 212-261-7845

Facsimile No.: 917-849-5584

Email: amit.patel@ca-cib.com

Signature Page to

Receivables Loan Agreement

THE BANK OF NOVA SCOTIA, as a Managing Agent and a Committed Lender

By:
Name: Title:

The Bank of Nova Scotia

711 Louisiana Street, Suite 1400

Houston, TX 77002

Attention: Michelle Phillips

Telephone No.: 713-759-3464

Facsimile No.: 832-231-9688

Email: michellec.phillips@scotiabank.com

with a copy to:

The Bank of Nova Scotia

One Liberty Plaza, 26th Floor

New York, NY 10006

Attention: Norman Last

Telephone No.: 212-225-5179

Facsimile No.: 212-225-5274

Email: norman.last@scotiabank.com

Signature Page to

Receivables Loan Agreement

LIBERTY STREET FUNDING LLC, as a Conduit Lender

By:
Name: Title:

Liberty Street Funding LLC

c/o The Bank of Nova Scotia

Global Securitization Services, LLC

114 West 47th Street, Suite 2310

New York, NY 10036

Attention: Jill Russo

Telephone No.: 212-295-2742

Facsimile No.: 212-302-8767

Email: jrusso@gssnyc.com

with a copy to:

The Bank of Nova Scotia

One Liberty Plaza, 26th Floor

New York, NY 10006

Attention: Norman Last

Telephone No.: 212-225-5179

Facsimile No.: 212-225-5274

Email: norman.last@scotiabank.com

Signature Page to

Receivables Loan Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Managing Agent and a Committed Lender

By:
Name: Title:

The Bank of Tokyo-Mitsubishi UFJ, Ltd. Harborside Financial Center Plaza III Jersey City, New Jersey 07311 Attn: John Donoghue Facsimile No.: 201-369-2149 Email: securitization_reporting@us.mufg.jp

Signature Page to

Receivables Loan Agreement

VICTORY RECEIVABLES CORPORATION, as a Conduit Lender

By:
Name: Title:

Victory Receivables Corporation

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Harborside Financial Center Plaza III

Jersey City, New Jersey 07311

Attn: John Donoghue

Facsimile No.: 201-369-2149

Email: securitization_reporting@us.mufg.jp

Signature Page to

Receivables Loan Agreement

SCHEDULE I

LENDERS

Commitments and Lender Groups

Managing Agent	Conduit Lender, if any	Committed Lender	Committed Lender Commitment
Credit Agricole Corporate and Investment Bank	Atlantic Asset Securitization LLC	Credit Agricole Corporate and Investment Bank	$220,000,000
The Bank of Nova Scotia	Liberty Street Funding LLC	The Bank of Nova Scotia	$130,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	Victory Receivables Corporation	The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$150,000,000

Schedule I

SCHEDULE II

CONDITION PRECEDENT DOCUMENTS

As required by Section 3.01 of the Agreement, each of the following items must be delivered to the Administrative Agent on or before the date of an Advance. Unless otherwise indicated, each of the documents below is dated as of March 21, 2012:

Document/Action

1. Receivables Loan Agreement together with all schedules and exhibits

2. Receivables Purchase and Contribution Agreement together with all schedules and exhibits

3. Receivables Sale Agreement together with all schedules and exhibits

4. Originator Notes (as defined in the Sale Agreement) for each of the Specified Originators individually and all of the other Originators collectively

5. Performance Undertaking

6. Assignment of Agreements

7. Control Agreement with respect to Concentration Account

8. Deposit Account Notification Agreement (Government Healthcare Receivables)

9. Business Associate Agreement

10. Fee Letter

11. Officer’s Certificate of CHS concerning the requirements of Section 6.05(b)(ii) of the Parent Credit Agreement

12.    Secretary’s Certificate certifying and attaching (i) a copy of the certificate of incorporation or formation certified by the applicable Secretary of State, (ii) a copy of the operating agreement, by-laws or partnership agreement, as applicable, as amended through the Closing Date, (iii) a copy of the resolutions adopted, and (iv) the names and signatures of the officers authorized on its behalf to execute the agreements to be delivered by it, for each of:

(a) Borrower

(b) Collection Agent

(c) Each of the Originators

(d) CHS

13.    Good standing certificates and (if principal place of business is not the same as its jurisdiction of organization) certificates of foreign qualification from the applicable Secretary of State or other official, dated as of the date contained therein, with respect to each of the following entities as set forth below:

(a) Borrower

(b) Collection Agent

(c) Each of the Originators

(d) CHS

Sch. II-1

Document/Action

14.    Opinion of Kirkland & Ellis LLP, counsel for the Borrower, Collection Agent, Originators (located in Delaware and Illinois), CHS and Parent as to existence and good standing, due authorization and execution, non-contravention, governmental approvals, enforceability and creation, perfection and priority of security interests

15. Opinion of Kirkland & Ellis LLP, counsel for CHS and Borrower relating to issues of “true sale” and “non-consolidation”

16. Opinion of Kirkland & Ellis LLP, counsel for Originators and CHS relating to issue of “true sale”

17. Opinion of in-house counsel for Borrower, Collection Agent, Originators and CHS regarding additional corporate matters

18. Opinion of Coppersmith Schermer & Brockelman PLC, health care counsel for the Borrower, Collection Agent, Originators and CHS

19. Opinion of Bradley Arant Boult Cummings LLP, Alabama local counsel for each of the Originators organized in such local counsel’s jurisdiction

20. Opinion of Kutak Rock LLP, Arkansas local counsel for each of the Originators organized in such local counsel’s jurisdiction

21. Opinion of Gammage & Burnham, PLC, Arizona local counsel for each of the Originators organized in such local counsel’s jurisdiction

22. Opinion of Rutledge, Ecenia & Purnell, P.A., Florida local counsel for each of the Originators organized in such local counsel’s jurisdiction

23. Opinion of Ballard Spahr LLP, Pennsylvania local counsel for each of the Originators organized in such local counsel’s jurisdiction

24. Opinion of K&L Gates LLP, South Carolina local counsel for each of the Originators organized in such local counsel’s jurisdiction

25. Opinion of Bradley Arant Boult Cummings LLP, Tennessee local counsel for each of the Originators organized in such local counsel’s jurisdiction

26. Opinion of Liechty & McGinnis, LLP, Texas local counsel for each of the Originators organized in such local counsel’s jurisdiction

27. Opinion of Hancock, Daniel, Johnson & Nagle, P.C., Virginia local counsel for each of the Originators organized in such local counsel’s jurisdiction

28. Results of lien searches (including UCC and tax) from each of the relevant jurisdictions, dated as of the date contained therein, with respect to each of the following:

(a) Borrower

(b) Collection Agent

(c) Each of the Originators

(d) CHS

29. Form of UCC-1 Financing Statement naming the Borrower, as debtor, and CA-CIB, as Administrative Agent, as secured party which form shall be filed prior to the initial Advance

Sch. II-2

Document/Action

30.    Form of UCC-1 Financing Statement naming CHS, as debtor/seller, Borrower, as secured party/purchaser, and CA-CIB, as Administrative Agent, as assignee which form shall be filed prior to the initial Advance

31.    Forms of UCC-1 Financing Statements (and UCC-3 as necessary) naming each Originator, as debtor/seller, CHS, as secured party/purchaser, Borrower, as assignee, and CA-CIB, as Administrative Agent, as assignee of Borrower which form shall be filed prior to the initial Advance

32.    Forms of financing statements, if any, necessary to terminate any financing statements covering the Receivables, Related Security or Collections previously filed against CHS or any Originator in such Person’s jurisdiction of organization which forms shall be filed on or prior to the initial Advance

33. Approval under Section 6.05(b)(ii) of the Parent Credit Agreement

34. Credit and Collection Policy

35. Delivery of the most recent monthly report on March 20, 2012 with respect to the February 2012 collection period

36. Delivery of pro forma balance sheet of the Borrower (showing initial equity) and the filed financial statements of the consolidated Parent entities as required under Section 4.01(e)

37. Funding Request, dated at least one Business Day prior to the initial Advance

38. Administrative Agent Fee Letter by Borrower and Administrative Agent

39. Payment of fees and expenses

Sch. II-3

SCHEDULE III

[INTENTIONALLY OMITTED]

Schedule III

SCHEDULE IV

NON-GOVERNMENTAL ENTITY OBLIGOR CONCENTRATION PERCENTAGES

Short-Term Rating (S&P/Moody’s)	Long-Term Rating (S&P/Moody’s)	Obligor Concentration Percentage

A-1 and above/P-1 and above	AAA to A/Aaa to A2	20.0%

A-2/P-2	A- to BBB+/A3 to Baa1	10.00%

A-3/P-3	BBB to BBB-/Baa2 to Baa3	6.66%

Non Rated or below Investment Grade	BB+ and under/Ba1 and under/or unrated	4.00%

For purposes of this provision, an Obligor’s “Short-Term Rating” and “Long-Term Rating” will be the lower of the Obligor’s short-term debt rating or long-term debt rating, as applicable, from either Moody’s or S&P and the lower of the Short-Term Rating and the Long-Term Rating; provided that if only one short-term debt rating or only one long-term debt rating is available from the Rating Agencies, such rating shall be such Obligor’s Short-Term Rating or Long-Term Rating, as applicable; provided, however, the Aggregate Excess Concentration for any Obligor shall be calculated as if such Obligor and all of such Obligor’s Affiliates were one single Obligor, except in the case of Blue Cross/Blue Shield which shall be considered under each individual subdivision (i.e., Blue Cross/Blue Shield of Alabama, Blue Cross/Blue Shield of Arizona, etc.). The Collection Agent shall specify on each Monthly Report (as applicable under Section 6.06 herein) the amount of the Aggregate Excess Concentration for each Obligor.

Schedule IV

SCHEDULE V

JURISDICTION OF ORGANIZATION, PRINCIPAL PLACE OF BUSINESS

AND CHIEF EXECUTIVE OFFICE, AND LOCATION OF RECORDS

The Borrower is organized in Delaware.

The principal place of business of the Borrower is 4000 Meridian Blvd., Franklin, TN 37067.

The chief executive office of the Borrower is 4000 Meridian Blvd., Franklin, TN 37067.

The Borrower keeps its Records at its principal place of business.

Schedule V

SCHEDULE VI

SPECIFIED ORIGINATORS

	Originator	CHS %
1.	Crestview Hospital Corporation	96.5192
2.	Deaconess Health System, LLC	97.168
3.	Greenbrier VMC, LLC	96.0
4.	Jackson, Tennessee Hospital Company, LLC	96.94
5.	IOM Health System, L.P.	86.30
6.	Lake Wales Hospital Corporation	94.7988
7.	Laredo Texas Hospital Company, L.P.	95.012
8.	Mary Black Health System LLC	98.1337
9.	McKenzie-Willamette Regional Medical Center Associates, LLC	90.5
10.	Petersburg Hospital Company, LLC	99.3
11.	Piney Woods Healthcare System, L.P.	91.7823
12.	Porter Hospital, LLC	91.17
13.	Rehab Hospital of Fort Wayne General Partnership	86.30
14.	San Angelo Hospital, L.P.	94.771
15.	St. Joseph Health System LLC	86.30
16.	Warsaw Health System LLC	99.08

Schedule VI

EXHIBIT A

FORM OF MONTHLY REPORT

Separately provided.

Exhibit A

EXHIBIT B

FORM OF PERFORMANCE UNDERTAKING

Attached.

Exhibit B

COLLECTION AGENT PERFORMANCE UNDERTAKING, dated as of [                    ] (as it may be amended, restated or otherwise modified from time to time, this “Agreement”), made by CHS/Community Health Systems, Inc., a corporation organized and existing under the laws of Delaware (“CHS”), in favor of Credit Agricole Corporate and Investment Bank as administrative agent (the “Administrative Agent”) on behalf of those several commercial paper conduits and those several financial institutions that are parties from time to time to the Loan Agreement referred to below. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement (as defined below).

PRELIMINARY STATEMENTS:

1. CHS and each Person listed on Schedule I of the Sale Agreement (as defined below) (each an “Originator” and, collectively, the “Originators”) and Community Health Systems Professional Services Corporation (“Professional Services”), as the collection agent and the authorized representative, have entered into that certain Receivables Sale Agreement, dated as of March 21, 2012 (such agreement, as it may hereafter be amended, restated or otherwise modified from time to time, the “Sale Agreement”), pursuant to which the Originators will sell, and CHS will purchase, the Receivables (as defined therein).

2. CHS, CHS Receivables Funding, LLC (the “Borrower”) and Professional Services, as collection agent, have entered into that certain Receivables Purchase and Contribution Agreement, dated as of March 21, 2012 (such agreement, as it may hereafter be amended, restated or otherwise modified from time to time, the “Contribution Agreement”), pursuant to which CHS will sell or contribute the Receivables (as defined therein) to the Borrower.

3. The Borrower, as borrower, the several commercial paper conduits party thereto, as conduit lenders (the “Conduit Lenders”), the several financial institutions party thereto, as committed lenders (the “Committed Lenders” and together with the Conduit Lenders, the “Lenders”), the several financial institutions party thereto, as managing agents, the Administrative Agent and Professional Services, as collection agent (the “Collection Agent”), have entered into a Receivables Loan Agreement, dated as of March 21, 2012 (such agreement, as it may hereafter be amended, restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Borrower may request advances from the Lenders.

4. CHS, as the owner, directly or indirectly, of all of the outstanding equity interests of the Borrower and the Collection Agent, will derive substantial benefit from the transactions contemplated under the Sale Agreement, the Contribution Agreement and the Loan Agreement.

5. It is a condition precedent to the making of Advances under the Loan Agreement that CHS shall have executed and delivered this Agreement.

Accordingly, in consideration of the premises and in order to induce the Lenders to make Advances under the Loan Agreement, CHS hereby agrees as follows:

SECTION 1. Unconditional Undertaking. CHS hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of the Lenders and the Administrative Agent to cause the due and punctual performance and observance by the Collection Agent and its successors and assigns (provided that such successor or assign is a subsidiary of CHS) of all of the terms, covenants, conditions, agreements, duties and obligations on the part of the Collection Agent to be performed or observed under the Sale Agreement, the Contribution Agreement or the Loan Agreement or any document delivered in connection with the Sale Agreement, the Contribution Agreement or the Loan Agreement in accordance with the terms thereof, including the punctual payment when due of all obligations of the Collection Agent now or hereafter existing under the Sale Agreement, the Contribution Agreement or the Loan Agreement, whether for the deposit of Collections, indemnification payments or otherwise (such terms, covenants, conditions, agreements, undertakings and other obligations of the Collection Agent being the “Undertaking Obligations”), and agrees to pay any and all expenses (including outside counsel fees and expenses) incurred by the Administrative Agent or the Lenders in enforcing any rights under this Agreement. In the event that the Collection Agent shall fail in any manner whatsoever to perform or observe any of the Undertaking Obligations when the same shall be required to be performed or observed under the Sale Agreement, the Contribution Agreement or the Loan Agreement or any such other document, then CHS, upon the earlier of its actual knowledge and its receipt of written notice from the Administrative Agent thereof (the “Undertaking Date”), will itself duly and punctually perform or observe, or cause to be duly and punctually performed or observed, such Obligation, within two Business Days of the Undertaking Date with respect to the Undertaking Obligations involving cash management or Collections, and within 10 days of the Undertaking Date with respect to all other Undertaking Obligations, and it shall not be a condition to the accrual of the obligation of CHS hereunder to perform or observe any Obligation (or to cause the same to be performed or observed) that the Administrative Agent or the Lenders shall have first made any request of or demand upon or given any notice to the Borrower or the Collection Agent or their respective successors or assigns or any other Person, or have instituted any action or proceeding against the Borrower or the Collection Agent or their respective successors or assigns in respect thereof or any other Person. Without limiting or expanding the foregoing, it is understood and agreed that the Undertaking Obligations shall not include, and CHS shall not guaranty or otherwise be liable to any Person for (i) any amounts due that would constitute recourse for uncollectible Receivables due to the bankruptcy or insolvency of the related Obligor, (ii) any losses, damages, liabilities or expenses not constituting Undertaking Obligations or (iii) any amounts that arise solely from such Person’s gross negligence, bad faith or willful misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction.

SECTION 2. Obligations Absolute. CHS undertakes that the Undertaking Obligations will be performed or paid strictly in accordance with the terms of the Sale Agreement, the Contribution Agreement or the Loan Agreement or any other document delivered in connection with the Sale Agreement, the Contribution Agreement or the Loan Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or the Lenders with respect thereto (other than where such law, regulation or order prohibits the performance by CHS of the Undertaking Obligations). The obligations of CHS under this Agreement are independent of the Undertaking Obligations, and a separate action or actions may be brought and prosecuted against CHS to enforce this Agreement, irrespective of whether any action is brought against the Borrower or the Collection Agent or whether the Borrower or the Collection Agent is joined in any such action or actions. The liability of CHS under this Agreement shall be absolute and unconditional irrespective of:

(i) any lack of validity or enforceability of the Undertaking Obligations or any agreement or instrument relating thereto;

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(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Undertaking Obligations, or any other amendment or waiver of or any consent to departure from the Sale Agreement, the Contribution Agreement or the Loan Agreement or any other agreement or instrument relating thereto, including, without limitation, any increase in the Undertaking Obligations resulting from additional Advances or otherwise;

(iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Undertaking Obligations;

(iv) any manner of application of collateral, or proceeds thereof, to all or any of the Undertaking Obligations, or any manner of sale or other disposition of any collateral for all or any of the Undertaking Obligations or any other assets of the Borrower, the Collection Agent or any of its subsidiaries;

(v) any change, restructuring or termination of the corporate structure or existence of the Borrower or Collection Agent or any of their respective subsidiaries; or

(vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Collection Agent.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Undertaking Obligations is rescinded or must otherwise be returned by the Administrative Agent or Lender upon the insolvency, bankruptcy or reorganization of the Collection Agent or otherwise, all as though payment had not been made.

SECTION 3. Waiver. CHS hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Undertaking Obligations and this Agreement and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Collection Agent or any other Person or entity or any Collateral.

SECTION 4. Subrogation. Until all Obligations (other than contingent obligations not then due and owing) are paid in full, CHS hereby waives and releases all rights of subrogation against the Borrower or the Collection Agent and their respective property and all rights of indemnification, contribution and reimbursement from the Borrower or the Collection Agent and their respective property, in each case in connection with this Agreement and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise.

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SECTION 5. Representations and Warranties. CHS hereby represents and warrants as follows:

(a) CHS is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement.

(b) The execution, delivery and performance by CHS of this Agreement are within CHS’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) CHS’s organizational documents, (ii) any Applicable Law except where such contravention could not reasonably be expected to result in a Material Adverse Effect, and (iii) any material contractual restriction binding on or affecting it or its property other than such restrictions that could not reasonably be expected to adversely affect CHS’s ability to perform its obligations hereunder.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by CHS of this Agreement, except (i) such as have been made or obtained and are in full force and effect and (ii) where the failure to make or obtain could not reasonably be expected to adversely affect CHS’s ability to perform its material obligations hereunder.

(d) This Agreement constitutes the legal, valid and binding obligation of CHS enforceable against CHS in accordance with its terms subject to bankruptcy and similar laws affecting creditors generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(e) (i) The Parent’s audited consolidated balance sheet as at December 31, 2011, and the related audited consolidated statements of income and cash flow for the fiscal year of the Parent then ended reported on by Deloitte & Touche LLP, copies of which have been furnished to the Administrative Agent, present fairly in all material respects in accordance with GAAP the financial position of the Parent and its consolidated subsidiaries as at December 31, 2011, and the results of operations of the Parent and its consolidated subsidiaries for the fiscal year of the Parent then ended, which financial statements present fairly in all material respects in accordance with GAAP the financial position of the Parent and its consolidated subsidiaries as at such date, and the results of operations of the Parent and its consolidated subsidiaries for the fiscal year then ended; and

(ii) Since December 31, 2011, (A) no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of the Parent and its subsidiaries taken as a whole, and (B) no event has occurred or failed to occur which has had or could reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect.

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(f) Except as disclosed in the periodic and other reports, proxy statements and other materials filed with or publicly furnished to the U.S. Securities Exchange Commission by the Parent and its subsidiaries prior to the date hereof, there is no material pending legal proceeding (i) other than ordinary routine litigation incidental to the business, to which the Parent or any of its subsidiaries is a party or of which any of their property is the subject, or (ii) that could reasonably be expected to impair any material rights, remedies or benefit that otherwise would be available to CHS, the Company, the Collection Agent or the Administrative Agent to obtain Collections on the Receivables. None of the Parent, CHS, any Originator or the Collection Agent is in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies which defaults are not material to the business or operations of the Parent and its subsidiaries taken as a whole.

(g) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

(h) CHS is the registered and beneficial owner, directly or indirectly, of (i) all of the issued and outstanding shares of each class of the capital stock of the Collection Agent and (ii) all of the issued and outstanding limited liability company interest of the Borrower.

(i) The obligations of CHS under this Agreement do rank and will rank at least pari passu in priority of payment and in all other respects with all other Debt of CHS.

CHS shall be deemed to repeat the representations and warranties contained in this Section 5 as of the date of each Advance under the Loan Agreement.

SECTION 6. Covenants. CHS covenants and agrees that, until the Collection Date, CHS will, unless the Administrative Agent shall otherwise consent in writing:

(a) Compliance with Laws; Preservation of Existence. CHS shall comply in all material respects with all Applicable Law (including all applicable Healthcare Laws), orders and the Facility Documents and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges, except where the failure to comply could not reasonably be expected to materially adversely affect CHS’s ability to perform its obligations hereunder.

(b) Reporting Requirements. Furnish to the Administrative Agent such information, documents, records or reports respecting the condition or operations, financial or otherwise, of CHS or any of its subsidiaries that are party to the Facility Documents as the Administrative Agent may from time to time reasonably request within a reasonable amount of time following such request.

(c) Stock Ownership. Be the registered and beneficial direct or indirect owner of (i) all of the issued and outstanding shares of each class of the capital stock of the Collection Agent and (ii) all of the issued and outstanding limited liability company interest of the Borrower.

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SECTION 7. Payments Free and Clear of Taxes, Etc.

(a) Any and all payments by CHS hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, (1) in the case of any Lender, any the Administrative Agent, net income taxes and branch profits taxes that are imposed by the United States, (2) franchise taxes, net income taxes and branch profits taxes that are imposed on such Lender or the Administrative Agent by the state or non-United States jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or conducts business or any political subdivision thereof, (3) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office), except to the extent that such Foreign was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from CHS with respect to such withholding tax pursuant to this Section 8(a), (4) any U.S. federal withholding Taxes imposed under FATCA, and (5) Taxes attributable to such recipient’s failure to comply with Section 8(d) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). If CHS or the Administrative Agent shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (i) CHS shall make an additional payment to such Lender or the Administrative Agent, as the case may be, in an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 8), such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) CHS or the Administrative Agent, as the case may be, shall make such deductions and (iii) CHS or the Administrative Agent, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law. Within 30 days after the date of any such payment of Taxes, CHS or the Administrative Agent, as the case may be, will furnish to such Lender or the Administrative Agent (as the case may be) the original or a certified copy of a receipt evidencing payment thereof.

(b) In addition, CHS agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as “Other Taxes”).

(c) CHS will indemnify the Lenders and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lenders or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Lenders or the Administrative Agent (as the case may be) makes written demand therefor. A certificate as to the amount of such indemnification submitted to CHS by the Lenders or the Administrative Agent (as the case may be), setting forth, in reasonable detail, the basis for and the calculation thereof, shall be conclusive and binding for all purposes absent manifest error.

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(d)

(i) Each Lender and the Administrative Agent that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any this Agreement shall deliver to CHS and the Administrative Agent, at the time or times reasonably requested by CHS or the Administrative Agent, such properly completed and executed documentation reasonably requested by CHS or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, each Lender and the Administrative Agent, if reasonably requested by CHS or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by CHS or the Administrative Agent as will enable CHS or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 8(d)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that CHS is a U.S. Person within the meaning of Section 7701(a)(30) of the Code,

(A) any Lender that is a U.S. Person shall deliver to CHS and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to CHS and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under this Agreement, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under this Agreement, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

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(ii) executed originals of IRS Form W-8ECI;

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of either Exhibit A-1 or Exhibit A-2 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(iv) to the extent a Foreign Lender is not the beneficial owner, or is a partnership, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit A-3 or Exhibit A-4, IRS Form W-9, and/or other certification documents from each beneficial owner or direct or indirect partner, as applicable.

(C) if a payment made to a recipient under any this Agreement would be subject to U.S. federal withholding Tax imposed by FATCA if such recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such recipient shall deliver to CHS and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by CHS or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by CHS or the Administrative Agent as may be necessary for CHS and the Administrative Agent to comply with their obligations under FATCA and to determine that such recipient has complied with such recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify CHS and the Administrative Agent in writing of its legal inability to do so.

(e) If the a Lender and the Administrative Agent determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by CHS or with respect to which CHS has paid additional amounts pursuant to this Section, it shall pay to CHS an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by CHS under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the such Lender or Administrative Agent, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that CHS, upon the request of such Lender or the Administrative Agent, agrees to repay the amount paid over to CHS (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender or

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Administrative Agent, in the event the Lender or Administrative Agent, is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent or any Lender to have any obligation to file for or otherwise pursue any refund of Taxes withheld or deducted from funds paid for the account of such Agent or Lender or make available its tax returns (or any other information relating to its taxes that it deems confidential) to CHS or any other Person.

(f) Without prejudice to the survival of any other agreement of CHS hereunder, the agreements and obligations of CHS contained in this Section 7 shall survive any termination of the Loan Agreement.

SECTION 8. Consent to Jurisdiction; Waiver of Jury Trial.

(a) CHS HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER UNDERTAKING OBLIGATIONS, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. CHS HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) CHS agrees that service of process may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to it at its address specified in Section 10. Nothing in this Section 8 shall affect the right of the Lenders or the Administrative Agent to serve legal process in any other manner permitted by law.

(c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, CHS WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN CHS AND THE LENDERS OR THE ADMINISTRATIVE AGENT ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT, ANY OTHER UNDERTAKING OBLIGATION, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

SECTION 9. Amendments, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by CHS herefrom shall be effective unless in a writing signed by the Administrative Agent as Administrative Agent for the Lenders (and, in the case of any amendment, also signed by CHS), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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SECTION 10. Addresses for Notices. All notices and other communications hereunder shall be in writing (which shall include facsimile communication) and faxed or delivered, if to the Administrative Agent, at its address at 1301 Avenue of the Americas, New York, NY 10019, Attention: Thomas Luccioni, Facsimile No. 917-849-5584, and if to CHS, at its address at 4000 Meridian Boulevard, Franklin, Tennessee 37067, Attention: Rachel A. Seifert, Facsimile No. 615-373-9704, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Notices and communications by facsimile shall be effective when sent, and notices and communications sent by other means shall be effective when received.

SECTION 11. No Waiver; Remedies. No failure on the part of the Administrative Agent or any owner of a Receivable to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 12. Continuing Agreement; Assignments under Loan Agreement. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the Collection Date, (ii) be binding upon CHS, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Administrative Agent, each Lender and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may assign all or any of its rights under the Loan Agreement subject to the terms of the Loan Agreement, and such assignee shall thereupon become vested with all the benefits in respect thereof granted to such assignor herein or otherwise.

SECTION 13. Governing Law. This Agreement shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the law of the State of New York without regard to any conflict of laws principles thereof that would call for the application of the laws of any other jurisdiction.

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IN WITNESS WHEREOF, CHS has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.

By
Title:

ACKNOWLEDGED AND AGREED:

CHS RECEIVABLES FUNDING, LLC

By
Title:

[Signature Page to Collection Agent Performance Undertaking]

EXHIBIT C-1

FORM OF FUNDING REQUEST

Dated as of             , 20

The undersigned, hereby certifies, with respect to the Advance to be made on the date indicated below pursuant to that certain Receivables Loan Agreement dated as of March 21, 2012 (as the same may be amended, supplemented or otherwise modified, renewed, restated or replaced from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement), among CHS Receivables Funding, LLC, as borrower (the “Borrower”), Atlantic Asset Securitization LLC, as a conduit lender (“Atlantic”), Victory Receivables Corporation, as a conduit lender (“Victory”), Liberty Street Funding LLC, as a conduit lender (“Liberty Street” and together with Atlantic and Victory, the “Conduit Lenders”), The Bank of Nova Scotia, as a committed lender (“Scotia”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a committed lender (“BTMU”), Credit Agricole Corporate and Investment Bank (“Credit Agricole”), as a committed lender (together with Scotia and BTMU, the “Committed Lenders” and together with the Conduit Lenders, the “Lenders”), as administrative agent (in such capacity, the “Administrative Agent”), and Community Health Systems Professional Services Corporation, as collection agent (the “Collection Agent”), that:

(a) the Borrower requests the following Advance on the terms and conditions stated in the Loan Agreement:

(i) the requested Business Day for the Advance is [            ], 20[    ] (the “Funding Date”);1 and

(ii) the aggregate amount of the requested Advance is $[            ],2 of which:

1. [            ]% or $[            ] is requested from the Atlantic Lender Group;

2. [            ]% or $[            ] is requested from the Liberty Street Lender Group; and

3. [            ]% or $[            ] is requested from the Victory Lender Group;

[1]	The requested date shall be no sooner than one Business Day from the execution and delivery of the Funding Request.
[2]	The aggregate amount of the requested Advance shall be in an amount equal to at least $1,000,000, with increments of $50,000 thereafter.

Exhibit C-1

(b) the outstanding amount of Advances under the Loan Agreement as of the Funding Date before giving effect to the Advance will be $[            ], and after giving effect to the Advance will be $[            ];

(c) the information for the account to which the Advance should be funded is set forth below:

[insert name of the beneficiary bank]

[insert address of the beneficiary bank]

[insert name of the beneficiary]

Account No.: [                    ]

ABA No.: [                    ]

Reference: [                    ]

(d) the Collection Agent has delivered, or will deliver on or before the Funding Date (as defined below), to the Administrative Agent (i) a Monthly Report in form and substance satisfactory to the Administrative Agent dated no more than one month before the Funding Date, and (ii) such additional information as the Administrative Agent has reasonably requested;

(e) the representations and warranties contained in Section 4.01 of the Loan Agreement will be correct on and as of the Funding Date as though made on and as of such date, except for those that refer to specific dates, which will be correct as of the dates indicated therein;

(f) no event has occurred and is continuing, or would result from the Advance requested hereunder, which constitutes an Event of Default, or would, with the passage of time or the giving of notice, constitute and Event of Default;

(g) on and as of the Funding Date, after giving effect to the Advance requested hereunder, a Borrowing Base Deficiency will not exist;

(h) no law or regulation will prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality will prohibit or enjoin, the making of such Advance by the Lenders in accordance with the provisions of the Loan Agreement;

(i) on the Funding Date, the requested Advance will not exceed the Availability on the Funding Date.

[Signature Page Follows]

Exhibit C-1-2

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed by its duly authorized officer as of the date first set forth above.

CHS RECEIVABLES FUNDING, LLC

By:
Name:
Title:

Exhibit C-1-3

EXHIBIT C-2

FORM OF BORROWER NOTICE

Dated as of                     , 20

The undersigned, hereby certifies, with respect to the optional prepayment to be made on the date indicated below pursuant to that certain Receivables Loan Agreement dated as of March 21, 2012 (as the same may be amended, supplemented or otherwise modified, renewed, restated or replaced from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement), among CHS Receivables Funding, LLC, as borrower (the “Borrower”), Atlantic Asset Securitization LLC, as a conduit lender (“Atlantic”), Victory Receivables Corporation, as a conduit lender (“Victory”), Liberty Street Funding LLC, as a conduit lender (“Liberty Street” and together with Atlantic and Victory, the “Conduit Lenders”), The Bank of Nova Scotia, as a committed lender (“Scotia”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a committed lender (“BTMU”), Credit Agricole Corporate and Investment Bank (“Credit Agricole”), as a committed lender (together with Scotia and BTMU, the “Committed Lenders” and together with the Conduit Lenders, the “Lenders”), as administrative agent (in such capacity, the “Administrative Agent”), and Community Health Systems Professional Services Corporation, as collection agent (the “Collection Agent”), that:

(a) the Borrower hereby delivers written notice of the following optional prepayment of a portion of the Advances made under the Loan Agreement on the terms and conditions stated in the Loan Agreement:

(i)	the requested Business Day for the optional prepayment is [ ] (the “Paydown Date”);

(ii)	the aggregate amount of the optional prepayment is $[ ]; and

(iii)	the optional prepayment will be made pro-rata, such that:

a.	$[ ] will be paid to Credit Agricole Corporate and Investment Bank, for its benefit and the benefit of each related Lender, as applicable;

b.	$[ ] will be paid to The Bank of Nova Scotia, for its benefit and the benefit of each related Lender, as applicable; and

c.	$[ ] will be paid to The Bank of Tokyo-Mitsubishi UFJ, Ltd., for its benefit and the benefit of each related Lender, as applicable.

Exhibit C-2

(b) after giving effect to such optional prepayment, the outstanding amount of Advances under the Loan Agreement as of the Paydown Date will be $[                    ]; and

(c) the information for the accounts to which such optional prepayment will be funded is as set forth below:

To Credit Agricole Corporate and Investment Bank:

[NAME OF BANK]

ABA No.:         [                    ]

Account:           [NAME]

Account No.:    [                    ]

Reference:        [                    ]

To The Bank of Nova Scotia:

[NAME OF BANK]

ABA No.:         [                    ]

Account:           [NAME]

Account No.:    [                    ]

Reference:        [                    ]

To The Bank of Tokyo-Mitsubishi UFJ, Ltd.:

[NAME OF BANK]

ABA No.:         [                    ]

Account:           [NAME]

Account No.:    [                    ]

Reference:        [                    ]

[Remainder of page intentionally left blank.]

Exhibit C-2-2

IN WITNESS WHEREOF, the undersigned has caused this Borrower Notice to be duly executed by its duly authorized officer as of the date first set forth above.

CHS RECEIVABLES FUNDING, LLC

By:
Name: Title:

Exhibit C-2-3

EXHIBIT D

FORM OF BUSINESS ASSOCIATE AGREEMENT

Attached.

Exhibit D

AMENDED AND RESTATED BUSINESS ASSOCIATE AGREEMENT

This CA-CIB Amended and Restated Business Associate Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Business Associate Agreement”) is made as of [                    ] (the “Effective Date”), by and among CHS Receivables Funding, LLC and Community Health Systems Professional Service Corporation (collectively, “CHS Entity”) and Credit Agricole Corporate and Investment Bank (“CA-CIB”), for itself and each of the other lenders from time to time party to that certain Receivables Loan Agreement, dated as of March 21, 2012, among the CHS Entity, the lenders and managing agents party thereto from time to time and CA-CIB, as administrative agent for the lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), that on behalf of CHS Entity performs or assists in the performance of a function or activity involving PHI (as defined below) (collectively the “Parties”) amends and restates the Business Associate Agreement among the Parties, made as of March 21, 2012, as amended as of July 30, 2012, to comply with Privacy Standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. parts 160 and 164, subparts A and E (“the Privacy Rule”), the Security Standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. parts 160, and 164, subpart C (“the Security Rule”), and the Breach Notification Standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. part 164, subpart D (“the Breach Notification Rule”) (together with the Privacy Rule and the Security Rule are collectively referred to herein as the “HIPAA Rules”).

RECITALS

WHEREAS, CA-CIB performs, or assists in the performance of, functions or activities on behalf of CHS Entity (“Services”);

WHEREAS, in connection with these Services, CHS Entity may disclose to CA-CIB certain Protected Health Information (as defined below) that is subject to protection under the HIPAA Rules; and

WHEREAS, the HIPAA Rules require that CHS Entity receive adequate assurances that CA-CIB will comply with certain obligations with respect to the Protected Health Information received in the course of providing services to or on behalf of CHS Entity.

NOW THEREFORE, in consideration of the mutual promises and covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

A.	Definitions.

1.	Unless otherwise provided, all capitalized terms in the Agreement will have the same meaning as provided under the Privacy Rule, the Security Rule, and the Breach Notification Rule.

2.	Protected Health Information or PHI, as defined by the Privacy Rule, for this Business Associate Agreement means PHI that is received, created, maintained or transmitted from on behalf of, CHS Entity by CA-CIB.

B.	Purposes for which PHI May Be Disclosed to CA-CIB. In connection with the Services provided by CA-CIB to or on behalf of CHS Entity, CHS Entity may disclose PHI to CA-CIB during the performance of the Services; provided that it is the intention of the parties hereto that, prior to the continuance of an Event of Default (as such term is defined the Loan Agreement), CA-CIB and its Subcontractors shall not request any PHI, and, prior to the continuance of an Event of Default (as such term is defined the Loan Agreement) and CA-CIB’s request therefor, CHS Entity shall not provide to CA-CIB or its Subcontractors any PHI.

C.	Obligations of CA-CIB.

1.	Compliance with Laws. CA-CIB agrees to comply with applicable federal confidentiality and security laws, specifically the provisions of the Privacy Rule, Security Rule and Breach Notification Rule that are applicable to CA-CIB, and with the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (“HITECH”) Act, codified at 42 U.S.C. §§ 17921-17954 and any regulations issued by the Department of Health and Human Services (“HHS”) to implement the HITECH Act, as of the date by which CA-CIB is required to comply with such referenced statutes and regulations.

2.	Use and Disclosure of PHI. CA-CIB shall not use or disclose PHI except as necessary to provide Services or as Required by Law. CA-CIB may use and disclose PHI as necessary for the proper management and administration of CA-CIB, or to carry out its legal responsibilities, in which case CA-CIB shall:

(a)	provide information to members of its Workforce using or disclosing PHI regarding the confidentiality requirements of the Privacy Rule and this Business Associate Agreement;

(b)	obtain reasonable assurances from the person or entity to whom the PHI is disclosed that: (i) the PHI will be held confidential and further used and disclosed only as Required by Law or for the purpose for which it was disclosed to the person or entity; and (ii) the person or entity will promptly notify CA-CIB of any instances of which it is aware in which confidentiality of the PHI has been breached; and

(c)	agree to notify the designated Privacy Officer of CHS Entity of any instances of which it is aware in which the PHI is used or disclosed for a purpose that is not otherwise provided for in this Business Associate Agreement or for a purpose not expressly permitted by the HIPAA Rules within a reasonable time period.

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3.	Safeguards. CA-CIB shall maintain appropriate safeguards and comply, where applicable, with the Security Rule to ensure that PHI is not used or disclosed other than as permitted by this Business Associate Agreement or as Required by Law. CA-CIB shall implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of any electronic PHI it creates, receives from, maintains, or transmits on behalf of CHS Entity.

4.	Minimum Necessary. CA-CIB shall limit its uses and disclosures of PHI to the “Minimum Necessary,” i.e., that only PHI that is the minimum necessary to accomplish the intended purpose of the use, disclosure, or request is used or disclosed.

5.	Disclosure to Subcontractors. If CA-CIB discloses PHI received from CHS Entity, or created, received, maintained or transmitted by CA-CIB on behalf of CHS Entity, to a Subcontractor, CA-CIB shall require the Subcontractor to agree in writing to the same restrictions and conditions as apply to CA-CIB under this Business Associate Agreement. CA-CIB shall ensure that any Subcontractor agrees in writing to implement reasonable and appropriate safeguards and comply, where applicable, with the Security Rule to protect the confidentiality, integrity, and availability of the electronic PHI that it creates, receives from, maintains, or transmits on behalf of CHS Entity and comply with the other requirements of Sections C.1 and C.2 above.

6.	Individual Rights. To the extent CA-CIB agrees to maintain and possesses PHI in a Designated Record Set, CA-CIB agrees as follows:

(a)	Individual Right to Copy or Inspection. If an Individual makes a request for access directly to CA-CIB, CA-CIB will within five (5) business days forward such request in writing to CHS Entity. CHS Entity will be responsible for making all determinations regarding the grant or denial of an Individual’s request for PHI and CA-CIB will make no such determinations. Only CHS Entity will release PHI to an Individual pursuant to such a request. At the request of CHS Entity, CA-CIB will make available to CHS Entity the PHI requested by the Individual.

(b)	Individual Right to Amend. If an Individual makes a request to amend PHI directly to CA-CIB, CA-CIB will within five (5) business days forward such request in writing to CHS Entity. CHS Entity will be responsible for making all determinations regarding the grant or denial of an Individual’s request to amend PHI and CA-CIB will make no such determinations. At the request of CHS Entity, CA-CIB will amend PHI held by CA-CIB.

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(c)	Individual Right to an Accounting of Disclosures. CA-CIB agrees to maintain documentation of the information required to provide an Accounting of Disclosures of PHI in accordance with 45 C.F.R. § 164.528, and to make this information available to CHS Entity upon CHS Entity’s request, in order to allow CHS Entity to respond to an Individual’s request for Accounting of Disclosures. Such accounting is limited to disclosures that were made in the six (6) years prior to the request (not including disclosures prior to the compliance date of the Privacy Rule) and shall be provided for as long as CA-CIB maintains the PHI. If an Individual requests an Accounting of Disclosures directly from CA-CIB, CA-CIB will within five (5) business days forward the request and its Disclosure record to CHS Entity within a reasonable time period of CA-CIB’s receipt of the Individual’s request. CHS Entity will be responsible for preparing and delivering the Accounting to the Individual. CA-CIB will not provide an Accounting of its Disclosures directly to any Individual.

7.	Internal Practices, Policies and Procedures. Except as otherwise specified herein, CA-CIB shall make available its internal practices, policies and procedures relating to the use and disclosure of PHI, received from or created or received by or on behalf of CHS Entity, to the Secretary or his or her agents for the purpose of determining CHS Entity’s compliance with the HIPAA Rules, or any other health oversight agency, or to CHS Entity. CA-CIB shall make requested records, that are not protected by an applicable legal privilege, available in the time and manner specified by CHS Entity or the Secretary.

8.	Withdrawal of Authorization. If an Individual’s specific authorization is required for use or disclosure of PHI in this Business Associate Agreement, and the Individual revokes such authorization, the effective date of such authorization has expired, or such authorization is found to be defective in any manner that renders it invalid, CA-CIB shall, if it has notice of such revocation, expiration, or invalidity, cease the use and disclosure of the Individual’s PHI except to the extent it has relied on such use or disclosure, or if an exception under the Privacy Rule expressly applies.

9.	Reporting. CA-CIB agrees to report to CHS Entity the following:

(a)	Any use or disclosure of PHI not permitted by this Business Associate Agreement of which CA-CIB becomes aware.

(b)	Any Security Incident of which CA-CIB becomes aware, as follows:

(i)

Attempted incidents, i.e., those incidents that are unsuccessful, shall be reported to CHS Entity within 30 days of CHS Entity’s written request. CHS Entity will not make such a request more frequently than quarterly. If the definition of “Security Incident” is amended under the Security Rule to remove the requirement for reporting “unsuccessful” attempts to use, disclose, modify or destroy Electronic Protected Health Information, this Section 10(a) shall no longer apply as of the effective date of such amendment.

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(ii)	Successful unauthorized access, use, disclosure, modification, or destruction of information or interference with system operation shall be reported to CHS Entity within a reasonable time period.

(c)	Any Breach of Unsecured Protected Health Information, as defined in the Breach Notification Rule, in writing and without unreasonable delay and in any event within five (5) business days of the date CA-CIB learns of the incident giving rise to the Breach. CA-CIB will provide such information to CHS Entity as required in the Breach Notification Rule.

10.	Qualified Service Organizations. CA-CIB acknowledges that if it receives any patient information related to substance abuse treatment, detoxification, rehabilitation or counseling, it is fully bound by 42 CFR Part 2 (“the Part 2 regulations”) in receiving, storing, processing or otherwise dealing with this patient information. CA-CIB also agrees to resist in judicial proceedings any efforts to obtain access to this patient information except as permitted by the Part 2 regulations.

11.	Obligations of CHS Entity Assumed by CA-CIB. To the extent CA-CIB is to carry out any obligations of CHS Entity under the HIPAA Rules, CA-CIB will comply with the HIPAA Rules that apply to CHS Entity in the performance of such obligations.

D.	Obligations of CHS Entity. CHS Entity shall notify CA-CIB of any restriction on the use or disclosure of PHI to which CHS Entity has agreed in accordance with the relevant provisions of HIPAA, to the extent that such restriction may affect CA-CIB’s use or disclosure of PHI. CHS Entity agrees (i) to use appropriate safeguards to maintain and ensure the confidentiality, privacy and security of Protected Health Information transmitted to CA-CIB pursuant to this Business Associate Agreement, in accordance with the standards and requirements of HIPAA and the Privacy Standards and, as applicable, the Security Standards, until such Protected Health Information is received by CA-CIB; (ii) to inform CA-CIB of any consent or authorization, including any changes in or withdrawal of any such consent or authorization, provided to CHS Entity by an individual pursuant to 45 C.F.R. § 164.506 or § 164.508.

E.	Term and Termination.

1.	Term. This Business Associate Agreement shall be effective as of the Effective Date and shall be terminated concurrently with the termination of the Loan Agreement, or as otherwise provided in this Business Associate Agreement.

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2.	Termination for Breach. If CHS Entity determines that CA-CIB or its Subcontractors has breached a material term of this Business Associate Agreement, CHS Entity will provide CA-CIB with written notice of the breach and afford CA-CIB the opportunity to cure the breach to the satisfaction of CHS Entity. If CA-CIB or its Subcontractors do not cure the breach or end the violation within thirty (30) days, CHS Entity shall, if feasible, terminate: (a) this Business Associate Agreement; and (b) all of the provisions of the Facility Documents (as defined in the Loan Agreement) that involve the use or disclosure of Protected Health Information; provided, however, that such termination shall be deemed to be infeasible unless and until the Loan Agreement is likewise terminated in accordance with its terms or CA-CIB otherwise agrees in writing to such termination.

3.	Effect of Termination. Upon termination of this Business Associate Agreement for any reason, CA-CIB agrees to return or destroy all PHI received from CHS Entity, or created or received by CA-CIB on behalf of CHS Entity, maintained by CA-CIB in any form; provided that if CA-CIB determines that the return or destruction of PHI is not feasible, CA-CIB shall inform CHS Entity in writing of the reason thereof, and shall agree to extend the protections of this Business Associate Agreement to such PHI and limit further uses and disclosures of the PHI to those purposes that make the return or destruction of the PHI not feasible for so long as CA-CIB retains the PHI.

F.	Coordination of Business Associate and Covered Entity.

1.	Investigation. The Parties shall reasonably cooperate and coordinate with one another in the investigation of any violation of the requirements of the Business Associate Agreement and/or any Security Incident or Breach.

2.	Reports and Notices. The Parties shall reasonably cooperate and coordinate with one another in the preparation of any reports or notices to the Individual, a regulatory body or any third party required to be made under HIPAA, the HIPAA Rules, the HITECH Act, or any other Federal or State Laws, rules or regulations.

G.	Miscellaneous.

1.	Survival. The respective rights and obligations of CA-CIB under Section C of this Business Associate Agreement shall survive the termination of this Business Associate Agreement.

2.	Amendments. This Business Associate Agreement may not be changed or modified in any manner except by an instrument in writing signed by a duly authorized officer of each of the Parties hereto. The Parties, however, agree to amend this Business Associate Agreement from time to time to the extent necessary to allow CHS Entity and CA-CIB to comply with the requirements of the HIPAA Rules.

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3.	No Waiver. Failure or delay on the part of either Party to exercise any right, power, privilege or remedy hereunder shall not constitute a waiver thereof. No provision of this Business Associate Agreement may be waived by either Party except by a writing signed by an authorized representative of the Party making the waiver.

4.	Severability. The provisions of this Business Associate Agreement shall be severable, and if any provision of this Business Associate Agreement shall be held or declared to be illegal, invalid or unenforceable, the remainder of this Business Associate Agreement shall continue in full force and effect as though such illegal, invalid or unenforceable provision had not been contained herein.

5.	No Third Party Beneficiaries. Nothing in this Business Associate Agreement shall be considered or construed as conferring any right or benefit on a person not party to this Business Associate Agreement nor imposing any obligations on either Party hereto to persons not a party to this Business Associate Agreement.

6.	Headings. The descriptive headings of the articles, sections, subsections, exhibits and schedules of this Business Associate Agreement are inserted for convenience only, do not constitute a part of this Business Associate Agreement and shall not affect in any way the meaning or interpretation of this Business Associate Agreement.

7.	Entire Agreement. This Business Associate Agreement, together with all amendments, if applicable, which are fully completed and signed by authorized persons on behalf of both Parties from time to time while this Business Associate Agreement is in effect, constitutes the entire Business Associate Agreement between the Parties hereto and together with the Facility Documents (as defined in the Loan Agreement) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all previous written or oral understandings, agreements, negotiations, commitments, and any other writing and communication by or between the Parties with respect to the subject matter hereof.

8.	Interpretation. Any ambiguity in this Business Associate Agreement shall be resolved in favor of a meaning that permits CHS Entity to comply with the HIPAA Rules. The provisions of this Business Associate Agreement shall prevail over the provisions of any other Business Associate Agreement that exists between the Parties that may conflict with, or appear inconsistent with, any provision of this Business Associate Agreement or the HIPAA Rules.

9.	Regulatory References. A citation in this Business Associate Agreement to the Code of Federal Regulations shall mean the cited section as that section may be amended from time to time.

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Agreed to:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:
(Authorized Signature)

Name:

Title:

Date:

By:
(Authorized Signature)

Name:

Title:

Date:

Signature Page to Business Associate Agreement

(Administrative Agent)

Agreed to:

CHS Receivables Funding, LLC

By:
(Authorized Signature)

Name:

Title:

Date:

Community Health Systems Professional Service Corporation

By:
(Authorized Signature)

Name:

Title:

Date:

Signature Page to Business Associate Agreement

(Administrative Agent)

EXHIBIT E

FORM OF ASSIGNMENT OF AGREEMENTS

Attached.

Exhibit E

ASSIGNMENT OF AGREEMENTS

ASSIGNMENT, dated as of [                    ] (the “Assignment”) by CHS/Community Health Systems, Inc. (the “First Assignor”), CHS Receivables Funding, LLC, as the Company under the Contribution Agreement (as defined below) (the “Second Assignor” and together with the First Assignor, each an “Assignor” and collectively, the “Assignors”), in favor of Credit Agricole Corporate and Investment Bank, as Administrative Agent under the Loan Agreement (as defined below) (the “Assignee”).

FOR VALUE RECEIVED, (i) the First Assignor hereby assigns, transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Second Assignor, and the Second Assignor hereby assigns, transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Assignee, all right, title and interest of the First Assignor in and to, and all benefits of the First Assignor under, and all monies due or to become due to the First Assignor under or in connection with, that certain Receivables Sale Agreement, dated March 21, 2012, among each of the Persons listed on Schedule I thereto as the originators, Community Health Systems Professional Services Corporation, as the collection agent and the authorized representative and the First Assignor, as buyer (as amended, restated, modified or supplemented from time to time in accordance with its terms, the “Sale Agreement”) and (ii) the Second Assignor hereby assigns, transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Assignee, all right, title and interest of the Second Assignor in and to, and all benefits of the Second Assignor under, and all monies due or to become due to the Second Assignor under or in connection with, that certain Receivables Purchase and Contribution Agreement, dated March 21, 2012, between the First Assignor and the Second Assignor (as amended, restated, modified or supplemented from time to time in accordance with its terms, the “Contribution Agreement”, and together with the Sale Agreement, each an “Agreement” and collectively, the “Agreements”), in each case, as a full assignment (subject to the qualifications set forth in paragraph 4 below) and as an assignment as collateral security for all present and future obligations of the Second Assignor under the Receivables Loan Agreement, dated as of March 21, 2012, among the Second Assignor, the Assignee and the other lenders party thereto (as such agreement may be amended, modified or supplemented from time to time in accordance with its terms, the “Loan Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined). The rights assigned by each Assignor pursuant to the foregoing assignment are referred to herein as the “Assigned Rights”.

The First Assignor hereby irrevocably authorizes the Second Assignor, and the Second Assignor hereby irrevocably authorizes the Assignee, (i) to exercise all right, title and interest of such Assignor in and to all benefits of such Assignor under each of the Agreements (to the extent constituting any part of the Assigned Rights), including as assignee of either Assignor, and (ii) to ask, demand, receive, receipt and give acquittance for the payment to the Assignee, as assignee of the applicable Assignor, of any monies due or to become due to such Assignor under either of the Agreements (to the extent constituting part of the Assigned Rights), as the Assignee in its discretion may deem necessary or desirable to realize the benefits hereof and protect the Assignee’s rights hereunder; provided that the exercise of the foregoing rights by the Assignee shall be subject to the terms and conditions of the Loan Agreement.

Each Assignor agrees, covenants, represents and warrants that:

1.	Such Assignor’s right, title and interest in the Sale Agreement, in the case of the First Assignor, and each of the Agreements, in the case of the Second Assignor, are owned by such Assignor free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except for Permitted Liens. Without the Assignee’s prior written consent, such Assignor will not sell, transfer, assign, pledge or grant a security interest or any other Lien in any of the Agreements to any other Person. Any such sale, transfer, assignment, mortgage, pledge or encumbrance without the Assignee’s written consent shall be void and of no force and effect.

2.	Each of the Agreements is in full force and effect and is valid and enforceable in accordance with its terms, subject to bankruptcy and similar laws affecting creditors generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law); the Agreements have not been modified, amended, altered or changed in any manner, except as permitted under paragraph 3 below; such Assignor will keep and perform the obligations to be kept and performed by it and will take all actions necessary and proper to keep each of the Agreements in full force and effect; and no Default, Event of Default (each as defined in the Loan Agreement), Termination or Event of Termination (each as defined in the Sale Agreement and the Contribution Agreement) has occurred and is continuing.

3.	Without the Assignee’s prior written consent, such Assignor will not amend (directly or indirectly), modify, supplement, waive compliance with, seek or grant a waiver under or assent to non-compliance with either of the Agreements to the extent such amendment, supplement or waiver would affect any material term or right thereunder or otherwise be adverse to the rights and interests of the Assignee.

4.	Such Assignor specifically acknowledges and agrees that the Assignee does not assume, and shall have no responsibility for, the payment of any sums due or to become due under either of the Agreements by such Assignor or the performance of any obligations to be performed under or with respect to each of the Agreements by such Assignor, and such Assignor hereby agrees to indemnify and hold the Assignee harmless with respect to any and all claims by any Person relating thereto, except for claims (i) that would constitute recourse for uncollectible Receivables due to the bankruptcy or insolvency of the related Obligor or (ii) arising out of the Assignee’s gross negligence, bad faith or willful misconduct. The Assignee, in its discretion, may file or record this Assignment.

5.

Subject to the terms and provisions of the Loan Agreement, following either (i)(x) the delivery of a Termination Declaration Notice or (y) the occurrence of an Event of Default under clause (g) of Section 7.01 of the Loan Agreement, or (ii) following the failure (in the Assignee’s reasonable judgment) of (x) the First Assignor or the Second Assignor to diligently exercise their respective duties, rights and remedies set forth under the Sale Agreement or the Contribution Agreement, as applicable and (y) the First Assignor or the Second Assignor to cure such failure within two Business Days after notice thereof from the Administrative Agent (the circumstances in either clause (i) or (ii) being a “Trigger of Assigned Rights”), the Assignee shall have all of the Assigned Rights (but none of the

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obligations) of each of the Assignors under each of the Agreements, including, without limitation, any and all rights to receive any and all payments due to either Assignor in connection with either of the Agreements (to the extent such payments constitute, arise from or are otherwise related to any of the Assigned Rights). Each Assignor agrees to execute and deliver any and all documents, additional assurances, writing or other instruments and take all further actions a may be reasonably requested by the Assignee to effectuate the purposes hereof and enable the Assignee to exercise all of the rights of the Assignors hereunder and under each of the Agreements. The specified rights and remedies to which the Assignee may resort under the terms of this Assignment are cumulative and are not intended to be exclusive of any other rights, remedies or means of redress to which the Assignee may be lawfully entitled; provided that the Assignee shall continue to comply with Section 10.14(d) of the Loan Agreement in connection with the exercise of such rights and remedies. Nothing contained in this Assignment and no act or action taken or not taken by the Assignee pursuant to the powers and rights granted to it hereunder or under any instrument shall be deemed to be a waiver by the Assignee of any of its rights and remedies against either Assignor in connection with or in respect of the Loan Agreement or either of the Agreements, which may be exercised by the Assignee prior to, simultaneously with, or subsequent to any action taken by the Assignee hereunder.

6.	Upon the occurrence of the Collection Date, this Assignment shall automatically terminate and shall be of no further force or effect.

7.	All rights of the Assignee hereunder and all obligations of the Assignors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Agreement, any other Collateral Document or any other agreement or instrument relating to any of the foregoing (including the Agreements), (ii) any change in the time, manner or place of payment of, or in any other term of, the Loan Agreement or any other Collateral Document, or any other amendment or waiver of or consent to any departure therefrom (including the Agreements), (iii) any exchange, release or nonperfection of any of the Receivables or any other collateral security, or any release or amendment or waiver of or consent to or departure from any guarantee, or (iv) any other circumstance which might otherwise constitute a defense available to or discharge of an Assignor, or any other Person in respect of the obligations under the Loan Agreement, the Sale Agreement, the Contribution Agreement, the Collateral Documents or in respect of this Assignment or any assignment hereunder. In case any one or more of the provisions contained in this Assignment should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

8.	This Assignment shall inure to the benefit of the Second Assignor and the Assignee and their respective permitted successors, assigns and designees, and shall be binding upon any subsequent owner of the First Assignor’s and the Second Assignor’s interest in and to the Agreements and upon the Second Assignor and its successors, assigns and designees.

9.	Each Assignor covenants to execute and deliver to the Assignee, upon demand, such additional assurances, writings or other instruments as may be reasonably required by the Assignee to effectuate the purpose hereof. This Assignment may not be changed orally.

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10.	This Assignment shall be governed by the laws of the State of New York, without giving effect to conflicts of law principles requiring the application of the laws of another jurisdiction.

11.	The First Assignor hereby irrevocably designates and appoints the Assignee, as assignee of the First Assignor, and the Second Assignor hereby irrevocably designates and appoints the Assignee, in each case, as attorney-in-fact of such Assignor with full power of substitution, and with authority, subject to the terms of the Loan Agreement: to execute and deliver for and on behalf of such Assignor any and all instruments, documents, agreements and other writings necessary or advisable for the exercise on behalf of such Assignor pursuant hereto of any rights, benefits or options created or existing under or pursuant to each of the Agreements and in this regard, to endorse the name of such Assignor on its behalf on any and all notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment on the Receivables, that may come into the Assignee’s possession; to execute proofs of claim and loss; to execute endorsements, assignments or other instruments of conveyance and transfer; to execute releases; and to do all other acts and things necessary and advisable in the discretion of the Assignee to carry out and enforce this Assignment. All acts done by the Assignee under the foregoing authorization are hereby ratified and approved, and neither the Assignee or its successors nor any designee or agent thereof shall be liable for any acts of commission or omission (other than acts committed or omitted through bad faith, gross negligence or willful misconduct), for any error of judgment or for mistake of facts or law. This power of attorney being coupled with an interest is irrevocable while this Assignment remains in force and effect. Notwithstanding the foregoing, the rights of the Assignee under this paragraph 11 shall be exercisable only upon a Trigger of Assigned Rights.

12.	Each of the Assignors agrees that any copy of this Assignment signed by such Assignor and transmitted by PDF copy or fax for delivery to the Assignee shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC., as First Assignor

By:
Title:

CHS RECEIVABLES FUNDING, LLC, as Second Assignor

By:
Title:

[Signature Page to Assignment of Agreements]

ACKNOWLEDGED BY:

CRÉDIT AGRICOLE CORPORATE AND

INVESTMENT BANK

as Administrative Agent, as Assignee

By:
Title:

By:
Title:

[Signature Page to Assignment of Agreements]

EXHIBIT F-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOR FOREIGN LENDERS THAT

ARE NOT PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)

Attached.

Exhibit F-1

EXHIBIT F-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Pursuant to the provisions of Section 2.12 of the Receivables Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the obligations in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Receivables Loan Agreement and used herein shall have the meanings given to them in the Receivables Loan Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                  , 20[  ]

EXHIBIT F-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOR FOREIGN PARTICIPANTS

THAT ARE NOT PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)

Attached.

Exhibit F-2

EXHIBIT F-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Pursuant to the provisions of Section 2.12 of the Receivables Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code].

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Receivables Loan Agreement and used herein shall have the meanings given to them in the Receivables Loan Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                  , 20[  ]

EXHIBIT F-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOR FOREIGN PARTICIPANTS

THAT ARE PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)

Attached.

Exhibit F-3

EXHIBIT F-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Pursuant to the provisions of Section 2.12 of the Receivables Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Receivables Loan Agreement and used herein shall have the meanings given to them in the Receivables Loan Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                  , 20[  ]

EXHIBIT F-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE (FOR FOREIGN PARTICIPANTS

THAT ARE PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)

Attached.

Exhibit F-4

EXHIBIT F-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Pursuant to the provisions of Section 2.12 of the Receivables Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the obligations in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Receivables Loan Agreement or any other document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Receivables Loan Agreement and used herein shall have the meanings given to them in the Receivables Loan Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                  , 20[  ]

Annex D

Receivables Purchase and Contribution Agreement

[See attached.]

Annexes to Second Omnibus Amendment

RECEIVABLES PURCHASE AND CONTRIBUTION AGREEMENT

Dated as of March 21, 2012 (as amended through March 7, 2013),

Among

CHS/COMMUNITY HEALTH SYSTEMS, INC.

as the Transferor,

and

COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION,

as the Collection Agent

and

CHS RECEIVABLES FUNDING, LLC,

as the Company

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ii

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE I	Condition Precedent Documents (Closing List)
SCHEDULE II	Legal Name, Jurisdiction of Organization, Organizational ID Number, Principal Place of Business, Chief Executive Office, Location of Records and Registered Names

EXHIBITS

EXHIBIT A	Form of Assignment of Agreements
EXHIBIT B	Form of Business Associate Agreement
EXHIBIT C	Form of Monthly Report

iii

THIS RECEIVABLES PURCHASE AND CONTRIBUTION AGREEMENT, dated as of March 21, 2012 (as amended through March 7, 2013), among:

(1)	CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Transferor”);

(2)	COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION, a Delaware corporation (“Professional Services”), in its capacity as the initial Collection Agent hereunder (in such capacity, the “Collection Agent”); and

(3)	CHS RECEIVABLES FUNDING, LLC, a Delaware limited liability company (the “Company”).

PRELIMINARY STATEMENTS.

WHEREAS, pursuant to the Sale Agreement, each Originator is selling and transferring to the Transferor all of such Originator’s right, title and interest in the accounts receivable originated by such Originator on the terms and conditions provided therein;

WHEREAS, the Transferor desires to sell or contribute, and the Company desires to purchase or accept as a contribution, all of the Transferor’s right, title and interest in the accounts receivable originated by the Originators and purchased by the Transferor under the Sale Agreement on the terms and conditions provided herein;

WHEREAS, the Collection Agent may from time to time, in accordance with the Documents and subject to the restrictions thereunder, perform servicing duties with respect to the Transferred Property;

IT IS AGREED as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms.

(a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.

(b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

“AccessOne Program Receivables” means any Receivable that is subject to, and has not been repurchased pursuant to the terms of, (i) that certain Amended and Restated Receivables Purchase Agreement, dated October 19, 2004, between QHG of South Carolina, Inc. and HRA Financial Services, Inc., (ii) that certain Amended and Restated Receivables Purchase Agreement, dated October 15, 2004, between Mary Black Health System LLC and HRA

Financial Services, Inc., as amended, restated, supplemented or modified from time to time, (iii) that certain Amended and Restated Receivables Purchase Agreement, dated October 12, 2004, between QHG of Enterprise, Inc. and AccessOne Medcard, Inc., as amended, restated, supplemented or modified from time to time, (iv) that certain Amended and Restated Receivables Purchase Agreement, dated October 12, 2004, between Carlsbad Medical Center, LLC and HRA Financial Services, Inc., as amended, restated, supplemented or modified from time to time, (v) that certain Amended and Restated Receivables Purchase Agreement, dated October 13, 2004, between Lea Regional Hospital, LLC and HRA Financial Services, Inc., as amended, restated, supplemented or modified from time to time, or (vi) that certain Amended and Restated Receivables Purchase Agreement, dated October 15, 2004, between Las Cruces Medical Center, LLC and HRA Financial Services, Inc., as amended, restated, supplemented or modified from time to time.

“Administrative Agent” means, Credit Agricole Corporate and Investment Bank, as administrative agent under the Loan Agreement.

“Affiliate” when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person.

“Aggregate Transfer Value” means, as of any Settlement Date, the aggregate Transfer Value with respect to all Receivables Transferred from Transferor to the Company during the related Collection Period.

“Agreement” means this Receivables Purchase and Contribution Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Applicable Law” means, as to any Person, all statutes, laws, ordinances, rules, and regulations of any Governmental Entity, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

“Assignment of Agreements” means that certain Assignment of Agreements, dated as of the Closing Date, among the Transferor, the Company and the Administrative Agent in the form attached hereto as Exhibit A, as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof.

“Bad Debt Reserve” means the allocable portion of the bad debt reserve on the books and records of the Originators as established and allocated from time to time by the Originators and the Collection Agent in their sole discretion with respect to the Receivables included in a Transfer.

“Bankruptcy Law” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101, et seq.) as amended from time to time, or any successor statute, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable U.S. jurisdictions from time to time in effect and affecting the rights of creditors generally.

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“Base Rate” means, on any day, a fluctuating rate of interest per annum equal to the higher of (i) the per annum rate of interest equal to the PRBKCHMN Index as published by Bloomberg (or other commercially available source designated by the Administrative Agent) and (ii) 0.50% per annum above the Federal Funds Rate.

“Business Associate Agreement” means an agreement in substantially the form of Exhibit B, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Business Day” means a day of the year other than a Saturday or a Sunday on which banks are required to be open in New York City.

“Buyer” means CHS/Community Health Systems, Inc. in its capacity as the buyer under the Sale Agreement.

A “Change in Control” shall be deemed to have occurred if (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the Closing Date), shall own, directly or indirectly, beneficially or of record, shares representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent, (b) a majority of the seats (other than vacant seats) on the board of directors of the Parent or the Transferor shall at any time be occupied by persons who were neither (i) nominated by the board of directors of the Parent or the Transferor, nor (ii) appointed by directors so nominated, (c) any change in control (or similar event, however denominated) with respect to the Parent, the Transferor or the Collection Agent (if it is an Affiliate of the Transferor, any Originator or the Parent) shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which such Person is a party (other than, under any indenture or agreement in respect of Material Indebtedness assumed in connection with a permitted acquisition or any change in control triggered by the permitted acquisition pursuant to which such Material Indebtedness was assumed), or (d) the Parent shall cease to own, directly or indirectly, beneficially and of record (i) 100% of the issued and outstanding equity interests of the Transferor, any Originator (other than the Specified Originators) or the Collection Agent (if it is an Affiliate of the Transferor, any Originator or the Parent), or (ii) the percentage of the issued and outstanding equity interests of any Specified Originator specified on Schedule V to the Sale Agreement or such other percentage that is not less than 5% below such percentage listed on such Schedule V.

“Closing Date” means March 21, 2012.

“CMS” means the Centers for Medicare and Medicaid Services of the United States Department of Health and Human Services.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor and the regulations promulgated and rulings issued thereunder.

“Collection Account” means an account that is (i) maintained at a bank or other financial institution in the name of an Originator for the purpose of receiving Collections and (ii) subject to a Deposit Account Notification Agreement (Government Healthcare Receivables).

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“Collection Account Bank” means a bank or other financial institution holding one or more Collection Accounts, which on the Closing Date shall be Bank of America, N.A., and on the Second Omnibus Amendment Effective Date shall be Bank of America, N.A., or Fifth Third Bank, as context requires.

“Collection Agency Receivable” means a Receivable that has been referred to a third party secondary collection agency by the Collection Agent.

“Collection Agent” means, at any time, the Person or Persons then authorized pursuant to Article VI to service, administer and collect Receivables, initially Professional Services, in such capacity.

“Collection Date” means the date following the Termination Date on which the aggregate Outstanding Balance of all Transferred Receivables (other than Transferred Receivables which have not been paid as a result of an Insolvency Proceeding with respect to an Obligor) has been reduced to zero and the Company has received all other amounts due to it in connection with this Agreement or any other agreement executed pursuant hereto or in connection herewith.

“Collection Period” means a calendar month.

“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including insurance payments under any insurance policy and all cash proceeds of the Related Security with respect to such Receivable.

“Company” has the meaning set forth in the Preamble.

“Concentration Account” means an account, subject to a Control Agreement and maintained in the name of the Company at a Concentration Account Bank for the purpose of receiving transfers from the applicable Collection Accounts and for transacting all banking activities in accordance with the Facility Documents.

“Concentration Account Bank” means Bank of America, N.A., Fifth Third Bank or, with the prior written consent of the Administrative Agent, another bank or financial institution.

“Contract” means an insurance policy, contract or other instrument obligating an Obligor to make payment with respect to a Receivable.

“Contractual Allowances” means, with respect to any Receivable, an amount set forth in the Monthly Report and approved by the Administrative Agent by which such Receivable, consistent with the applicable Originator’s historical collection experience, is expected to be reduced prior to payment thereof by the Obligor, as such amount may be adjusted, upwards or downwards, in the manner set forth in the Loan Agreement.

“Contributed Property” means, with respect to a Collection Period, an undivided percentage interest equal to the Contribution Percentage in (i) all Receivables that are Contributed or intended to be Contributed to the Company under this Agreement during such Collection Period, (ii) all Related Security relating to such Receivables and (iii) all Collections with respect to, and other proceeds of such Receivables.

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“Contribution” means a contribution of Contributed Property to the Company from the Transferor pursuant to Section 2.01. “Contributing” and “Contributed” have meanings correlative thereto.

“Contribution Percentage” means, with respect to any Collection Period, the amount (expressed as a percentage) equal to 1 minus the Purchase Percentage.

“Contribution Value” means, with respect to any Contribution as of a Settlement Date, the Contribution Percentage of the Aggregate Transfer Value with respect to the related Collection Period.

“Control Agreement” means (a) that certain Deposit Account Control Agreement, dated as of the Closing Date, among the Company, the Administrative Agent and Bank of America, N.A., as the Concentration Account Bank, (b) that certain Deposit Account Control Agreement, dated as of the Second Omnibus Amendment Effective Date, among the Company, the Administrative Agent and Fifth Third Bank, as the Concentration Account Bank, and (c) each other Deposit Account Control Agreement entered into among the Company, the Administrative Agent and a Concentration Account Bank, in each case in form and substance satisfactory to the Administrative Agent, as each such agreement may be amended, modified, supplemented or restated in accordance with its terms and the terms hereof.

“Credit and Collection Policy” means the credit, contracting and collection policies and practices relating to Contracts and Receivables of the Originators previously provided to each Managing Agent, as modified in compliance with Section 6.02(c) of this Agreement and provided to or accessible to each Managing Agent in electronic format.

“Critical Accounting Policy” means the “Critical Accounting Policy” (as such term is defined in the annual report on Form 10-K of the Parent).

“Debt” of any Person means (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services beyond ordinary course of business payment terms for trade payables, (d) obligations secured by a valid Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (e) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (d) above.

“Defaulted Receivable” means a Receivable:

(a) as to which, as of the date that is 150 days after the Last Service Date, the amount paid thereon is less than the Expected Net Value of such Receivable (other than as a result of a miscalculation by the Collection Agent of Contractual Allowances),

5

(b) as to which the Obligor thereof is currently the subject of an Insolvency Proceeding, or

(c) which, consistent with the Credit and Collection Policy, has been or should be written off the Company’s or an Originator’s books as uncollectible.

“Delinquent Receivable” means a Receivable, other than a Defaulted Receivable, as to which, as of the date that is 120 days after the Last Service Date, the amount paid thereon is less than the Expected Net Value of such Receivable (other than as a result of a miscalculation by the Collection Agent of Contractual Allowances).

“Deposit Account Notification Agreement (Government Healthcare Receivables)” means (a) that certain Deposit Account Notification Agreement (Government Healthcare Receivables), dated as of the Closing Date, among the Originators party thereto, the Administrative Agent, Bank of America, N.A., as the Collection Account Bank, and, solely for purposes of Section 11 thereof, the Transferor, (b) that certain Deposit Account Instructions and Service Agreement, dated as of the Second Omnibus Amendment Effective Date, among the Originators party thereto, the Administrative Agent and Fifth Third Bank, as the Collection Account Bank, and (c) each other agreement entered into by one or more Originators, the Administrative Agent and a Collection Account Bank providing for, among other things, standing revocable instructions by such Originators to transfer Collection Account funds to a Concentration Account and notification to the Administrative Agent of any change in such instructions, in each case in form and substance satisfactory to the Administrative Agent, in each case as such agreement may be amended, modified, supplemented or restated in accordance with its terms and the terms hereof.

“Discount” means, in respect of each Transfer hereunder, a percentage of the aggregate Expected Net Value of the Receivables that are the subject of such Transfer. The initial Discount shall be 0.20%. The Transferor and the Company may agree in writing from time to time to change the Discount based on changes in one or more of the items affecting the calculation thereof; provided, however, that any change to the Discount shall take effect as of the commencement of a Collection Period, shall apply only prospectively and shall not affect the Purchase Price payment or Contribution Value in respect of Transfers which occurred during any Collection Period ending prior to the Collection Period in respect of which the Transferor and the Company agree to make such change.

“Distributed Funds” has the meaning assigned to that term in Section 2.03(a).

“Documents” means this Agreement, the Sale Agreement, the Loan Agreement, the Transferor Documents, the Facility Documents, and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

“Eligible Obligor” means, at any time, an Obligor which is:

(a) not an Affiliate of the Company, the Transferor or any Originator;

6

(b) a resident of the United States;

(c) not the Obligor of Defaulted Receivables having an Expected Net Value in an aggregate amount of 25% or more of the aggregate Expected Net Value of all Receivables of such Obligor;

(d) not the subject of any Insolvency Proceeding; and

(e) an Insurer or a Governmental Entity.

For the avoidance of doubt, an Obligor that is ineligible pursuant to two or more clauses above shall be counted as ineligible under this Agreement once, without duplication.

“Eligible Receivable” means, at any time, a Receivable:

(a) the Obligor of which is an Eligible Obligor;

(b) which is not a Delinquent Receivable, a Defaulted Receivable or a Collection Agency Receivable;

(c) which (i) is an “account”, including a health-care-insurance receivable, or a general intangible within the meaning of the UCC and is not evidenced by any instrument or chattel paper, (ii) unless it is an Unbilled Receivable, has been invoiced by the applicable Originator and as to which all performance and other action required to be taken in connection therewith by the applicable Originator (and, if applicable, the Company) for the Obligor has been so performed or taken, (iii) is denominated and payable only in U.S. Dollars, (iv) that has not been compromised in any manner that would reduce the amount payable with respect thereto in any manner not reflected in the Total Reserves or the Contractual Allowances with respect thereto (including by extension of time of payment) and, in any event, is payable in an amount approximating its Expected Net Value by the Obligor or Obligors identified by the applicable Originator in its records as being obligated to do so, (v) is net of any deductible limitations, commissions, fees, or other discounts, (vi) is based on an actual and bona fide rendition of services or sale of goods to the patient by the applicable Originator in the ordinary course of business, (vii) to the extent required under Applicable Law, is subject to a Patient Consent Form executed by the applicable patient, and (viii) satisfies all applicable requirements of, and, in the case of Receivables owed by Governmental Entities or Insurers, was originated and processed in accordance with, the Credit and Collection Policy or the Critical Accounting Policy, as applicable, and the billing requirements of the applicable Obligor except in any Immaterial Respect;

(d) which is payable in an amount at least equal to its Expected Net Value by the Obligor or Obligors identified by the applicable Originator in its records as being obligated to do so;

(e) (i) neither the applicable Originator nor the Transferor of which was at the time of transfer or currently is the subject of any Insolvency Proceeding, and (ii) the applicable Originator of which has not been the subject of a Removal;

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(f) which is not the subject of any action, suit, proceeding or dispute (pending or threatened), setoff, counterclaim, defense, abatement, suspension, deferment, deductible, reduction or termination by the Obligor thereof (except for statutory rights of Governmental Entities that are not pending or threatened) unless, in the case of a Receivable from a Governmental Entity, Medicare/Medicaid Cost Report Liability Reserves have been established with respect thereto in an amount in compliance with the Critical Accounting Policy and otherwise reasonably satisfactory to the Administrative Agent;

(g) which is not based on any cost report settlement or expected settlement due from any Governmental Entity;

(h) the invoice for the goods and services constituting the basis for which, has been prepared, delivered and is in a form such that, after application of all relevant Contractual Allowances adjustments have been applied to such Receivable and the invoiced balance thereunder, the expected payments for the invoiced goods and services will be in an amount approximating the Expected Net Value of such Receivable;

(i) the transactions contemplated hereunder are made in good faith and without actual intent to hinder, delay or defraud present or future creditors of the Transferor or any Originator;

(j) the assignment of which (including the grant of a perfected security interest therein and the assignment of any Related Security) does not contravene or conflict in any material respect with any Applicable Law or any contractual or other restriction, limitation or restriction with regard to confidentiality;

(k) the Obligor with respect to which has been directed to make payments on such Receivable to a Lock-Box or Collection Account;

(l) the Contract with respect to which, (i) together with such Receivable, does not contravene in any material respect any Applicable Law (including laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such Applicable Law in any material respect, (ii) does not contain any provision prohibiting the grant of a Lien in such payment obligation from the patient to the Originator, from the Originator to the Transferor, from the Transferor to the Company or from the Company to the Administrative Agent, (iii) has been duly authorized and, together with such Receivable, constitutes the legal, valid and binding obligation of the Obligor, and (iv) was in full force and effect and applicable to the customer or patient at the time the goods or services constituting the basis for such Receivable were sold or performed;

(m) with respect to which no consents by any third party to the grant of a security interest therein are required other than consents previously obtained in writing by the applicable Originator or the Transferor, as the case may be;

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(n) as to which the Administrative Agent has not notified the Company and the Collection Agent that the Administrative Agent has determined, in its reasonable business judgment exercised in good faith, that the inclusion of such Receivable (or class of Receivables (other than Medicare or Medicaid)) would have a material adverse effect on the program;

(o) (i) which, prior to the grant of an interest therein pursuant to this Agreement, is owned by the Transferor free and clear of any Lien (other than Permitted Liens), and (ii) with respect to which, from and after the grant of an interest therein pursuant to this Agreement, the Company has a properly perfected first priority security interest therein, free and clear of any Lien (other than Permitted Liens) which has been assigned to the Administrative Agent, who has a properly perfected first priority security interest therein, free and clear of any Lien (other than Permitted Liens) (which, for clarity, will exclude Receivables originated by Kay County Oklahoma Hospital Company, LLC as “Eligible Receivables” until such time as the Kay County Lien is released and terminated in full);

(p) which is not an Ineligible Receivable;

(q) which, if it is an Unbilled Receivable, is not within 10 days of the statutory limit for billing and collection applicable to the Obligor thereof and is not aged more than 30 days from its Last Service Date;

(r) except for an Unbilled Receivable, all information set forth in the bill and supporting claim documents with respect to which is true, complete and correct except in any Immaterial Respect, and, in all cases, if additional information is requested by the Obligor, the Collection Agent (or related Originator) has or will promptly provide (or cause to be provided) the same, and if any error has been made with respect to such information, the Collection Agent (or related Originator) will promptly correct the same and, if necessary, rebill such Receivable;

(s) with respect to which the Originator’s Medicare or Medicaid cost reports have been examined and audited or “final settled” or for which a Notice of Program Reimbursement (“NPR”) has been issued by (i) as to Medicaid, the applicable state agency or other CMS designated agent or agents of such state agency, charged with such responsibility, or (ii) as to Medicare, the Medicare intermediary or other CMS designated agents charged with such responsibility, and there is no basis for any Governmental Entity to assert an offset with respect to such Receivable, including as the result of any unpaid amounts, with respect to any audit, financial settlement or NPR, except to the extent covered by Medicare/Medicaid Cost Report Liability Reserves; and

(t) is not an AccessOne Program Receivable.

For the avoidance of doubt, (i) a Receivable or portion of a Receivable that is ineligible pursuant to two or more clauses above shall be counted as ineligible under this Agreement once, without duplication, and (ii) so long as no Termination or Event of Termination is continuing, an Eligible Receivable that becomes ineligible under any clause hereunder may be resubmitted as an Eligible Receivable at a future date if and to the extent all qualifications under this definition are satisfied as of the date of resubmission (including curing the basis for the initial determination of ineligibility hereunder).

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“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Parent, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) a failure by any Plan to meet the minimum funding standards (within the meaning of Sections 412 or 430 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by the Parent or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Parent or any of its ERISA Affiliates from any Plan or Multiemployer Plan, (f) the receipt by the Parent or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the receipt by the Parent or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Parent or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 432 of the Code or Section 305 of ERISA, (h) the occurrence of a “prohibited transaction” with respect to which the Parent or any of the subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which the Parent or any such subsidiary could otherwise be liable or (i) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of the Parent or any subsidiary.

“Event of Termination” has the meaning assigned to that term in Section 7.01.

“Expected Net Value” means, with respect to any Receivable, the sum of (a) the gross unpaid amount of such Receivable on the date of creation thereof minus (b) all Contractual Allowances with respect to such Receivable.

“Facility Documents” has the meaning set forth in the Loan Agreement.

“Federal Funds Rate” means, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or,

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if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“First Omnibus Amendment” means that certain First Omnibus Amendment, made as of July 30, 2012, among the Borrower, as Borrower and as the Company, Scotia, as a Managing Agent, CA-CIB, as a Managing Agent and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Contribution Agreement, and the Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement), CHS, as Transferor and as Buyer, and each of the Initial Originators, as Originators.

“GAAP” means the generally accepted accounting principles in the United States in effect from time to time including, at any time after the adoption thereof in the United States, the generally accepted accounting standards from time to time developed and approved by the International Accounting Standards Board.

“Governmental Entity” means the United States of America, any state thereof, any political subdivision of a state thereof and any agency or instrumentality of the United States of America or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government. Payments from Governmental Entities will be deemed to include payments governed under the Social Security Act (42 U.S.C. §§ 1395 et seq.), including payments under Medicare, Medicaid and TRICARE/CHAMPUS, and payments administered or regulated by CMS; provided that for purposes of the definition of “Eligible Obligor”, Governmental Entities with respect to Medicaid-related and Medicare-related Receivables shall be treated as separate entities in the manner identified in the Monthly Report.

“Healthcare Laws” means all applicable statutes, laws, ordinances, rules, and regulations of any Governmental Entity with respect to regulatory matters primarily relating to patient healthcare, healthcare providers, and healthcare services (including Section 1128B(b) of the Social Security Act, as amended, 42 U.S.C. § 1320a 7(b) (Criminal Penalties Involving Medicare or State Health Care Programs), commonly referred to as the “Federal Anti-Kickback Statute,” HIPAA and the Social Security Act, as amended, Section 1877, 42 U.S.C. § 1395nn (Prohibition Against Certain Referrals), commonly referred to as “Stark Statute”).

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, Pub. L. No. 104-191, the Privacy Standards, the Security Standards, and the Privacy provisions (Subtitle D) of the Health Information Technology for Economic Clinical Health Act, Division A, Title XIII of Pub. L. 111-5, and its implementing regulations.

“Illinois Receivable” means a Receivable payable by a Governmental Entity to an Originator that is organized under the laws of the State of Illinois.

“Immaterial Respect” means, with respect to (1) any eligibility criteria relating to the Transfer of a Receivable, any non-compliance with such eligibility criteria that does not result in (i) the diminution in any amount whatsoever (x) in the timely payment or, (y) in the

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amount of Transfer Value of such Receivable, or (ii) the impairment exclusion, elimination or limitation of any material rights, remedies or benefit that otherwise would be available to obtain Collections on such Receivable, or (2) any representation or warranty hereunder, any breach of a representation or warranty that does not result in (i) the diminution in any amount whatsoever (x) in the timely payment or, (y) in the amount of Transfer Value of the Transferred Receivables, or (ii) the impairment exclusion, elimination or limitation of any material rights, remedies or benefit that otherwise would be available to obtain Collections on the Transferred Receivables.

“Indemnified Amounts” has the meaning assigned to that term in Section 8.01.

“Initial Originators” means each of the Persons affiliated with the Parent and party to the Sale Agreement as of the Closing Date as an originator collectively, and “Initial Originator” means any of them individually.

“Indemnified Parties” has the meaning assigned to that term in Section 8.01.

“Ineligible Receivable” means a Receivable on the books and records of an Originator in one of the following financial classes from the list of all financial classes categorized by the Originators set forth on the schedule of financial classes provided to the Administrative Agent on the Closing Date: (i) Early-Out Blue Cross, (ii) Early-Out HMO/PPO, (iii) Early-Out Other Insurance, (iv) Champus, (v) Workers Comp., (vi) Other Governmental, (vii) Schip Standards, (viii) Schip Nonstandard, (ix) Industrial, (x) Auto Insurance Liability, or (xi) Other Non-Government.

“Initial Transfer” means the initial Transfer made by the Transferor hereunder.

“Initial Transfer Date” means March 26, 2012 or the first date thereafter on which all of the conditions precedent specified in Sections 3.01 and 3.02 have been satisfied.

“Insolvency Proceeding” means, with respect to any Person, any of the following events: (a) any proceeding shall be instituted by such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, dissolution, stay of proceedings, arrangement, adjustment, protection, relief, or composition of it or its debts under any Bankruptcy Law or (b) any proceeding shall be instituted against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, dissolution, stay of proceedings, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Bankruptcy Law, and such proceeding shall remain unstayed for a period of 60 days, or the requested adjudication, relief or other action sought thereby shall have been made, granted or taken.

“Insurer” means any Person (other than a Governmental Entity) which in the ordinary course of its business or activities agrees to pay for healthcare goods and services received by individuals, including commercial insurance companies, nonprofit insurance companies (such as the Blue Cross, Blue Shield entities), employers or unions which self insure for employee or member health insurance, prepaid health care organizations, preferred provider organizations, health maintenance organizations or any other similar Person. “Insurer” includes insurance companies issuing health, personal injury, workers’ compensation or other types of insurance but does not include any individual guarantor.

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“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Kay County Lien” means (a) the tax lien evidenced by (i) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $9,594,943.55, prepared and signed at Nashville, Tennessee, on October 2, 2012, filed at the Kay County Clerk in the State of Oklahoma and recorded in Book F17, Page 95 on October 9, 2012, and (ii) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $9,594,943.55, prepared and signed at Nashville, Tennessee, on October 2, 2012, filed at the Oklahoma County Clerk, in the state of Oklahoma under filing no. 20121009030027290 on October 9, 2012; and (b) the tax lien evidenced by (i) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $1,191,207.26, prepared and signed at Nashville, Tennessee, on November 15, 2012, filed at the Kay County Clerk in the State of Oklahoma and recorded in Book F17, Page 104 on November 26, 2012, and (ii) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $1,191,207.26, prepared and signed at Nashville, Tennessee, on November 15, 2012, filed at the Oklahoma County Clerk in the State of Oklahoma under filing no. 20121126030032200 on November 26, 2012.

“Last Service Date” means, with respect to any Receivable, the date on which the related patient was discharged from the care of the applicable Originator.

“Lenders” has the meaning set forth in the Loan Agreement.

“Lien” means a lien, assignment, mortgage, pledge, hypothecation, privilege, title retention, security interest, charge, hypothec, encumbrance or other right or claim of any Person.

“Loan Agreement” means that certain Receivables Loan Agreement, dated as of the Closing Date, among the Company, Professional Services, in its capacity as Collection Agent, the Lenders party thereto from time to time, the Managing Agents party thereto from time to time and Credit Agricole Corporate and Investment Bank, as Administrative Agent, as amended by the First Omnibus Amendment and the Second Omnibus Amendment, as such agreement may be further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Lock-Box” means a post office box to which Collections are remitted for retrieval by a Collection Account Bank and deposited by such Collection Account Bank into a Collection Account.

“Majority Lenders” has the meaning set forth in the Loan Agreement.

“Managing Agent” has the meaning set forth in the Loan Agreement.

“Material Adverse Effect” means a material adverse change since December 31, 2011 in, or a material adverse effect upon, (a) the operations, business, properties or financial condition of (i) the Originators taken as a whole, or the Collection Agent or (ii) the Parent and its subsidiaries, taken as a whole, (b) the ability of the Collection Agent, the Parent, CHS or any Material Originator to perform in any material respects their respective obligations under this

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Agreement or any other Document to which it is a party, or (c) (i) the legality, validity, binding effect or enforceability of any Document, or (ii) the perfection or priority of any ownership interest granted under any of the Documents (other than with respect to an immaterial amount of Transferred Property and which the applicable Originator, Collection Agent or CHS is diligently disputing by appropriate proceedings).

“Material Indebtedness” means any Debt (other than any Debt incurred under the Documents) of any one or more of the Parent, the Transferor, the Collection Agent or any Originator in an aggregate principal amount exceeding $50,000,000.

“Material Originator” has the meaning set forth in the Sale Agreement.

“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. § 1396 et seq.) and any statutes succeeding thereto.

“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. § 1395 et seq.) and any statutes succeeding thereto.

“Medicare/Medicaid Cost Report Liability Reserve” has the meaning set forth in the Loan Agreement.

“Monthly Distributed Funds” has the meaning assigned to that term in Section 2.03(a).

“Monthly Report” means a report, in substantially the form of Exhibit C, executed by a Responsible Officer of the Collection Agent and furnished to the Administrative Agent and each Managing Agent pursuant to Section 2.03.

“Monthly Report Due Date” means, with respect to any Collection Period, the 20th day of the calendar month following such Collection Period, or, if such day is not a Business Day, the next succeeding Business Day.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA that is contributed to by the Transferor or with respect to which the Transferor has any liability (including on behalf of any ERISA Affiliate).

“Net Receivables Balance” has the meaning set forth in the Loan Agreement.

“Noncomplying Receivable” means any Receivable with respect to which the Company has received notice from the Transferor or the Collection Agent (or following a Termination or Event of Termination, the replacement Collection Agent) that such Receivable was included in calculations contained in the most recently delivered Monthly Report as an Eligible Receivable that was not an Eligible Receivable as of the date Transferred hereunder or that the Transferor otherwise breached any representation, warranty or covenant made with respect to such Receivable hereunder when Transferred.

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“Noncomplying Receivable Portion” means, with respect to any Noncomplying Receivable, the portion of such Receivable that has caused such Receivable to be classified as a Noncomplying Receivable (whether due to a dispute, discount, deduction, claim, offset, defense or counterclaim of any kind relating to such Receivable or any other performance related or contractual dilution affecting such Receivable, including, without limitation, product quality, warranties, setoffs, deductions, discounts, rebates, incentive programs and adjustments) such that, if such amount is paid to the Company pursuant to Section 2.03(b), the remaining Outstanding Balance of such Receivable shall constitute an Eligible Receivable in all respects; provided¸ if the Noncomplying Receivable Portion exceeds 50% of the Outstanding Balance for any Receivable, then the Noncomplying Receivable Portion shall be deemed to equal 100% of the Outstanding Balance of such Receivable.

By way of example, if the Company purchased or accepted for a contribution a Receivable hereunder with an Expected Net Value of $1,100,000 and, by virtue of clerical error, the Expected Net Value was overstated by $100,000 (i.e., the Expected Net Value as of the Transfer Date was in fact $1,000,000), the Noncomplying Receivable Portion of such Receivable is equal to $100,000.

“Noncomplying Receivables Adjustment” means, with respect to any Collection Period, an amount equal to the aggregate of, with respect to each Receivable which the Collection Agent or the Company (or its assigns) has identified to the Authorized Representative as a Noncomplying Receivable during such Collection Period, either (i) as of any date prior to the Termination Date that no Termination or Event of Termination is outstanding, the Noncomplying Receivable Portion of each such Receivable, and (ii) in all other circumstances, the Outstanding Balance of each such Receivable.

“Notice” has the meaning set forth in the Sale Agreement.

“NPR” has the meaning assigned to that term in clause (s) of the defined term “Eligible Receivable”.

“Obligor” means an Insurer or Governmental Entity, as applicable who is responsible for the payment of all or any portion of a Receivable. For the avoidance of doubt, the term “Obligor” shall not include any Person that is currently classified in a “self-pay” financial class by the Collection Agent.

“Originator” or “Originators” has the meaning set forth in the Sale Agreement.

“Originator Notes” has the meaning set forth in the Sale Agreement.

“Outstanding Balance” of any Receivable at any time means (x) the Expected Net Value of such Receivable, minus (y) the aggregate amount of (i) all Collections received in the applicable Concentration Account with respect to such Receivable, and (ii) all Noncomplying Receivables Adjustment with respect to such Receivable that have been applied or paid in accordance with Section 2.03.

“Parent” means Community Health Systems, Inc., a Delaware corporation.

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“Parent Credit Agreement” means that certain Credit Agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010, and February 2, 2012, and as further amended by the Replacement Revolving Credit Facility and Incremental Term Loan Assumption Agreement dated as of March 6, 2012, among CHS, as borrower, the Parent, the lenders party thereto, and Credit Suisse AG, as administrative agent and as collateral agent for the lenders, as such agreement may be further amended, modified, supplemented or restated from time to time in accordance with its terms.

“Patient Consent Form” has the meaning set forth in the Sale Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Performance Undertaking” has the meaning set forth in the Loan Agreement.

“Permitted Liens” means (a) liens for taxes, fees, assessments and other governmental charges that are not delinquent and in respect of which adequate reserves have been established, (b) any Lien created by or in connection with any Facility Document, (c) Liens created by or in connection with the Parent Credit Agreement which, by their terms, do not attach to Transferred Receivables or any rights, title or interest in or to any of the Documents, except that the Originator Notes may be pledged to the extent required by the Parent Credit Agreement, and (d) Liens (i) which do not interfere in any material respect with the business of any Originator, or (ii) arising from precautionary UCC financing statements or similar filings made in respect of operating leases entered into by an Originator, in each case under this clause (d), which do not secure any Debt.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, sponsored, maintained or contributed to by the Parent or an Originator, with respect to an Originator or Parent has any liability (including on behalf of any ERISA Affiliate).

“Professional Services” has the meaning assigned to that term in the Recitals.

“Purchase” means a purchase of Purchased Property by the Company from the Transferor pursuant to Section 2.01. “Purchasing” and “Purchased” have meanings correlative thereto.

“Purchase Percentage” means, with respect to a Collection Period, the lesser of (x) 100% and (y) the percentage equivalent of a fraction, the numerator of which is the Monthly Distributed Funds and the denominator of which is the Aggregate Transfer Value, in each case for such Collection Period.

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“Purchase Price” means, with respect to any Purchase as of a Settlement Date, the Purchase Percentage of the Aggregate Transfer Value with respect to the related Collection Period.

“Purchased Property” means, with respect to a Collection Period, an undivided percentage interest equal to the Purchase Percentage in (i) all Receivables that are sold or intended to be sold to the Company under this Agreement during such Collection Period, (ii) all Related Security relating to such Receivables and (iii) all Collections with respect to, and other proceeds of such Receivables.

“Receivables” means all accounts (including health-care-insurance receivables), instruments and general intangibles, whether now existing or hereafter arising, and all proceeds of any of the foregoing, in each case, consisting of rights of payment arising out of the rendition of medical, surgical, diagnostic or other professional medical services or the sale of medical products by an Originator in the ordinary course of its business, including all third-party reimbursable portions or third-party directly payable portions of health-care-insurance receivables or general intangibles owing (or in the case of Unbilled Receivables, to be owing) by an Obligor, including all rights to reimbursement from Obligors under any agreements with Obligors or other Persons and payments from Obligors, together with all books, records, ledger cards, rights to access and use data processing records, rights to use computer software, and other property at any time used or useful in connection with, evidencing, embodying, referring to, or relating to any of the foregoing, in all cases, to the extent acquired by Transferor from the Originators from time to time under the Sale Agreement. For the avoidance of doubt, this definition shall not include any Self Pay Obligation.

“Records” means all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, punch cards, rights to access and use data processing software and related property and rights) maintained with respect to Receivables and the related Obligors.

“Related Security” means with respect to any Receivable:

(a) all of the applicable Originator’s interest in the merchandise (including returned, repossessed or foreclosed merchandise), if any, relating to the sale which gave rise to such Receivable;

(b) all other Liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

(c) the assignment to the Company of all UCC financing statements or similar documents covering any collateral securing payment of such Receivable;

(d) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

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(e) all Records; and

(f) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, securities accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

“Responsible Officer” means, with respect to any Person, its president, company controller, vice president, treasurer or chief financial officer designated by resolution of such Person as being authorized to deliver notices, reports and certificates under this Agreement.

“Revolving Principal Balance” has the meaning set forth in the Loan Agreement.

“Sale Agreement” means that certain Receivables Sale Agreement dated as of the Closing Date, among the Originators, the Buyer and the Collection Agent, as amended by the First Omnibus Amendment and the Second Omnibus Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, together with all instruments, documents and agreements executed by any of the Originators in connection therewith, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Second Omnibus Amendment” means that certain Second Omnibus Amendment, made as of March 7, 2013, among the Company, as Borrower and as the Company, the Conduit Lenders, Scotia, as a Managing Agent and as a Committed Lender, BTMU, as a Managing Agent and as a Committed Lender, Credit Agricole Corporate and Investment Bank, as a Managing Agent, as a Committed Lender and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Contribution Agreement, and the Loan Agreement, and as Authorized Representative (as defined in the Sale Agreement), CHS, as Transferor, as Buyer and individually (as a performance undertaking party), and each of the Initial Originators and Supplemental Originators, as Originators.

“Second Omnibus Amendment Effective Date” means March 7, 2013.

“Self Pay Obligations” means, as of any date, all accounts, instruments and general intangibles, whether now existing or hereafter arising, that are payable by a Person other than an Obligor and classified in a “self pay” financial class by the Collection Agent as of such date and all proceeds of any of the foregoing, in each case, consisting of rights of payment arising out of the rendition of medical, surgical, diagnostic or other professional medical services or the sale of medical products by an Originator in the ordinary course of its business.

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“Servicer Termination Event” means the occurrence of any of the following:

(a) any Event of Termination;

(b) any withdrawal by the Collection Agent from a Collection Account or a Concentration Account in contravention of or otherwise not in accordance with the terms of this Agreement or any other Facility Document;

(c) any failure on the part of the Collection Agent duly to comply in any material respect with any of its duties, covenants or obligations hereunder, as “Collection Agent” under this Agreement, the Sale Agreement, the Loan Agreement or under any Document, any Contract, any Applicable Law with respect to any Receivable, or under the standards, duties and obligations set forth in the Credit and Collection Policy, in each case, as determined by the Company (or its assigns) in the exercise of its reasonable commercial judgment, which failure shall continue uncured or unwaived for a period of 10 days (if such failure can be remedied) after the earlier to occur of (x) the date on which written notice of such failure shall have been given to the Collection Agent by the Company or its assigns, and (y) the date on which a Responsible Officer of the Collection Agent acquires knowledge thereof;

(d) the Collection Agent agrees to or otherwise permits to occur any material change in the Credit and Collection Policy that is not in compliance with Section 6.02(c);

(e) Professional Services (if then acting as Collection Agent) assigns its rights or obligations as “Collection Agent” hereunder to any Person without the consent of the Administrative Agent and the approval of each Managing Agent (as required by Section 6.01);

(f) any financial or other information reasonably requested by the Administrative Agent or any Managing Agent is not provided as requested within a reasonable amount of time following such request; or

(g) any representation or warranty made or deemed made by the Collection Agent or any of its officers under or in connection with this Agreement or any other Facility Document shall have been false, incorrect or misleading in any material respect when made or deemed made.

“Servicing Fee” has the meaning set forth in the Sale Agreement.

“Settlement Date” means, with respect to each Transfer, the Monthly Report Due Date covering the monthly period in which the related Transfer Date occurred.

“Specified Originators” has the meaning set forth in the Sale Agreement.

“Supplemental Originators” means each of the Persons affiliated with the Parent and added as a party to the Sale Agreement as of the Second Omnibus Amendment Effective Date as an originator collectively, and “Supplemental Originator” means any of them individually.

“Termination” means any event or circumstance that but for notice or lapse of time or both would constitute an Event of Termination.

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“Termination Date” means the date on which the Transferor’s obligation to sell and contribute and the Company’s obligation to purchase and accept as a contribution Receivables hereunder terminates, which date shall occur on the earliest to occur of (i) the delivery of a Termination Declaration Notice, (ii) the occurrence of any event described in clause (i)(B) or clause (i)(C) of Section 7.01(f), (iii) the occurrence of any event described in Section 7.01(d) and (iv) the date on which all amounts payable under the Documents have been paid in full and all commitments under the Documents have been terminated.

“Termination Declaration Notice” has the meaning assigned to that term in Section 7.01.

“Transfer” means a Contribution or a Purchase. “Transferring” and “Transferred” have meanings correlative thereto.

“Transfer Date” has the meaning assigned to that term in Section 2.01(a).

“Transfer Value” means, with respect to any Transfer, the aggregate Expected Net Value of the Receivables included in such Transfer minus the Discount for such Transfer, minus the Bad Debt Reserve, which the parties agree is the best estimation of the fair market value of such Receivables.

“Transferor” has the meaning set forth in the Preamble.

“Transferor Documents” means this Agreement, the Control Agreement, the Deposit Account Notification Agreement (Government Healthcare Receivables) and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

“Transferor’s Account” means the account of the Transferor for the benefit of the Transferor at Bank of America, N.A., identified in writing by the Collection Agent to the Administrative Agent, which account shall be utilized by the Company for all payments and distributions to the Transferor hereunder, or such other bank account identified in writing by the Transferor to the Company from time to time.

“Transferred Property” means Contributed Property or Purchased Property.

“Transferred Receivable” means any Receivable included in the Contributed Property or in the Purchased Property.

“TRICARE/CHAMPUS” means the Civilian Health and Medical Program of the Uniformed Service, a program of medical benefits covering former and active members of the uniformed services and certain of their dependents, financed and administered by the United States Departments of Defense, Health and Human Services and Transportation and established pursuant to 10 USC §§ 1071-1106, and all regulations promulgated thereunder including (1) all federal statutes (whether set forth in 10 USC §§ 1071-1106 or elsewhere) affecting TRICARE/CHAMPUS, and (2) all rules, regulations (including 32 CFR 199), manuals, orders

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and administrative, reimbursement, and other guidelines of all Governmental Entities (including the Department of Health and Human Services, the Department of Defense, the Department of Transportation, the Assistant Secretary of Defense (Health Affairs), and the Office of TRICARE/CHAMPUS, or any Person or entity succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law) in each case as may be amended, supplemented or otherwise modified from time to time.

“Trigger Event” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

“Unbilled Receivable” means a Receivable in respect of which the goods have been shipped, or the services rendered, to the relevant customer or patient, rights to payment thereon have accrued, but the invoice has not been rendered to the applicable Obligor.

“United States” or “U.S.” means the United States of America.

“U.S. Dollars” or “US $” means the lawful currency of the United States.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Other Terms. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein are used herein as defined in such Article 9. The words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended or supplemented and not to any particular section, subsection, or clause contained in this Agreement, and all references to Sections, Exhibits and Schedules shall mean, unless the context clearly indicates otherwise, the Sections hereof and the Exhibits and Schedules attached hereto, the terms of which Exhibits and Schedules are hereby incorporated into this Agreement. Whenever appropriate, in the context, terms used herein in the singular also include the plural, and vice versa. The words “including”, “included” and words of similar impact are not limiting.

SECTION 1.03. Accounting Terms and Principles. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all accounting determinations required to be made pursuant hereto and all financial statements prepared hereunder shall, unless expressly otherwise provided herein, be made in accordance with GAAP. If there occurs after the date hereof any change in GAAP that affects in any respect the calculation of any financial ratio or covenant, the Transferor and the Company and its assigns shall negotiate in good faith any amendment required in this Agreement with the intent of having the respective positions of the Transferor and the Company after such change conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, all calculations shall be made as if no change in GAAP has occurred.

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SECTION 1.04. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

ARTICLE II

AMOUNTS AND TERMS OF THE TRANSFERS

SECTION 2.01. Agreement to Transfer.

(a) On the Initial Transfer Date and on each Business Day after the Initial Transfer until the Termination Date (each, a “Transfer Date”), on the terms and conditions hereinafter set forth, and without recourse to the Transferor (except to the extent specifically provided herein) the Transferor hereby offers to sell or contribute to the capital of the Company and, upon satisfaction of the applicable conditions set forth in Article III, the Transferor does hereby sell or contribute and the Company does hereby purchase or accept as a capital contribution from the Transferor on such Transfer Date all Receivables owned by the Transferor as of the close of business on the immediately preceding Business Day (other than any AccessOne Program Receivables originated prior to the date that is 30 days after the Closing Date) which have not been previously Transferred to the Company hereunder, together with all of the Related Security relating to such Receivables and all Collections with respect to and other proceeds of such Receivables; provided that notwithstanding anything to contrary, each Transfer of an Illinois Receivable hereunder shall be effectuated through a Contribution and not a Purchase.

(b) The Company shall convey to the Transferor the Transfer Value in respect of each Transfer, which shall be conveyed in the manner provided in Sections 2.02 and 2.03.

(c) Effective on each Transfer Date hereunder, the Company shall own the Transferred Property that was Transferred by the Transferor to the Company on such Transfer Date, and the Transferor shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such Transferred Property.

(d) It is the intention of the parties hereto that each Purchase of Receivables to be made hereunder shall constitute a “sale of accounts,” as such term is used in Article 9 of the UCC of the State of New York, and not a loan secured by such accounts. Each sale of Receivables by Transferor to the Company is made without recourse; provided, however, that (i) the Transferor shall be liable to the Company for all representations, warranties and covenants made by the Transferor pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by the Company or any assignee thereof of any obligation of the Originator or any other Person arising in connection with the Purchased Property, or any other obligations of any Originator or the Transferor. In view of the expressed intention of the parties hereto that the Purchases of Receivables to be made hereunder shall constitute a sale of such Receivables to the Company, the Transferor and the Company each agrees to note on its financial statements that the Receivables have been sold to the Company to the extent other treatment in the financial statements is not required by GAAP. If at any time contrary to the mutual intent of the Transferor and the Company a court characterizes the

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transactions hereunder as loans by the Company to the Transferor, then the Transferor shall, effective as of the Closing Date, be deemed to have granted (and the Transferor has granted) to the Company a first priority security interest in all of its right and title to and interest in all Purchased Property and the proceeds thereof as security for such loans advanced to the Transferor hereunder with accrued interest thereon, and this Agreement shall be deemed to be a security agreement.

(e) It is the intention of the parties hereto that each Contribution of Receivables to be made hereunder shall constitute a “true contribution” and not a loan secured by the Receivables. Each contribution of Receivables by the Transferor to the Company is made without recourse; provided, however, that (i) the Transferor shall be liable to the Company for all representations, warranties and covenants made by the Transferor pursuant to the terms of this Agreement, and (ii) such Contribution does not constitute and is not intended to result in an assumption by the Company or any assignee thereof of any obligation of the Originator or any other Person arising in connection with the Contributed Property, or any other obligations of any Originator or the Transferor. In view of the expressed intention of the parties hereto that the Contributions of Receivables to be made hereunder shall constitute a capital contribution of such Receivables to the Company, the Transferor and the Company each agrees to note on its financial statements that the Receivables have been Contributed to the capital of the Company to the extent other treatment in the financial statements is not required by GAAP. If at any time contrary to the mutual intent of the Transferor and the Company a court characterizes the transactions hereunder as loans by the Company to the Transferor, then the Transferor shall, effective as of the Closing Date, be deemed to have granted (and the Transferor has granted) to the Company a first priority security interest in all of its right and title to and interest in all Contributed Property and the proceeds thereof as security for such loans advanced to the Transferor hereunder with accrued interest thereon, and this Agreement shall be deemed to be a security agreement.

(f) In no event does the Transferor pledge, sell or offer to sell, nor does the Company obtain a security interest, purchase or offer to purchase from the Transferor, (A) any Self Pay Obligation or any collections thereon or proceeds thereof or (B) any account, general intangible, instrument, license, property right, permit or any other contract or agreement to which the Transferor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest or such sale shall constitute or result in (x) the abandonment, invalidation or unenforceability of any right, title or interest of the Transferor therein, or (y) a violation of a valid and enforceable restriction in respect of such account, general intangible, instrument, license, property right, permit or any other contract or agreement or other such rights (1) in favor of a third party or (2) under any Applicable Law; provided, however, that such security interest shall attach, or such sale shall be consummated, immediately at such time as the condition causing such abandonment, invalidation or unenforceability, as the case may be, shall be remedied and, to the extent severable, shall attach or be consummated, as applicable, immediately to any portion of such account, general intangible, instrument, license, property right, permit or any other contract or agreement that does not result in any of the consequences specified in the immediately preceding clause (x) or clause (y) including any proceeds of such account, general intangible, instrument, license, property rights, permit or any other contract or agreement.

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SECTION 2.02. Consideration for the Transferred Receivables.

(a) With respect to each Purchase, the Company shall pay the Transferor an amount equal to the Purchase Price for such Purchased Property.

(b) With respect to each Contribution, the Company shall increase the amount of the capital account of the Company held by the Transferor in an amount equal to the Contribution Value of such Contributed Property.

(c) Settlement of the amounts specified in the foregoing clauses (a) and (b) shall be effected as provided in Section 2.03.

(d) The Transferor hereunder shall be deemed to have certified, with respect to the Transferred Property to be Transferred by the Company on any Transfer Date, that its representations and warranties contained in Sections 4.01 and 4.02 are true and correct on and as of such day, with the same effect as though made on and as of such day (other than any representation or warranty that is made as of a specific date), that no Termination or Event of Termination has occurred and is continuing or would result therefrom.

SECTION 2.03. Settlement Procedures.

(a) On each Business Day during the term of this Agreement, the Company (or the Collection Agent on behalf of the Company) shall remit to the Transferor all funds that are available to the Company on such Business Day, whether constituting (i) amounts on deposit in a Concentration Account that may be withdrawn by the Collection Agent as provided in Section 2.07(c) of the Loan Agreement, (ii) Advances (as defined in the Loan Agreement) deposited to the Company’s account as provided in Section 2.01(g) of the Loan Agreement or (iii) other funds available to the Company, in each case other than (x) funds required to be maintained by the Company to comply with Applicable Law and the requirements of the Loan Agreement and (y) to the extent the Company determines to retain any or all of such available funds for its own purposes. The funds transferred to the Transferor on a Business Day pursuant to the preceding sentence constitute the “Distributed Funds” for such Business Day, and all Distributed Funds transferred to the Transferor during a Collection Period constitute the “Monthly Distributed Funds” for such Collection Period.

(b) The Monthly Report with respect to each Collection Period shall specify, among other things, the Aggregate Transfer Value, the aggregate Monthly Distributed Funds, the Purchase Percentage, the Contribution Percentage and the Noncomplying Receivables Adjustment, in each case in respect of such Collection Period.

(c) On each Settlement Date, based on calculations set forth in the Monthly Report:

(i) (A) an amount of the Monthly Distributed Funds equal to the Purchase Percentage of the Aggregate Transfer Value shall constitute and shall be deemed for all purposes as payment of the Purchase Price to the Transferor, and (B) the Purchased Property for such Collection Period shall be the Purchase Percentage of the Receivables, Related Security and Collections Transferred to the Company during such Collection Period;

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(ii) (A) an amount equal to the Contribution Percentage of the Aggregate Transfer Value shall constitute and shall be deemed for all purposes as a contribution by the Transferor to its capital account in the Company, and (B) the Contributed Property for such Collection Period shall be the Contribution Percentage of the Receivables, Related Security and Collections Transferred to the Company during such Collection Period; and

(iii) if the Monthly Distributed Funds exceeds the Aggregate Transfer Value for the related Collection Period, then (A) the amount of such excess, to the extent permitted by Applicable Law, shall be treated as a distribution by the Company to the Transferor of that amount of capital, and (B) the Transferor’s capital account in the Company shall be reduced by the amount of such excess and any amount of such excess that cannot be treated as a distribution under Applicable Law may be treated as part of the Monthly Distributed Funds for the following Collection Period.

(d) If the Company notifies the Collection Agent of any exceptions to its calculations in the Monthly Report, the Transferor and the Company shall promptly endeavor to resolve and reconcile the matters set forth in such notice.

(e) The Transferor shall make a payment to the Company, within two Business Days of notice thereof and in immediately available funds in an amount equal to the Noncomplying Receivables Adjustment with respect to any Noncomplying Receivables identified by the Collection Agent or the Company (or its assigns) from time to time. Notwithstanding such payment obligation, on any Settlement Date prior to the occurrence of a Termination or Event of Termination, the Company in its sole discretion may elect to setoff or subtract all or any portion of such Noncomplying Receivables Adjustment for the related Collection Period from the Aggregate Transfer Value which would otherwise be paid to the Transferor or credited to the capital account of the Transferor on such day, which setoff will reduce such payment or credit obligation on a dollar for dollar basis.

SECTION 2.04. Payments and Computations, Etc. The payment or deposit of all amounts to be paid by the Transferor or the Collection Agent to the Company hereunder shall be initiated in accordance with the terms hereof no later than 12:00 P.M. (New York City time) on the day when due in immediately available funds to such account as the Company may from time to time specify in writing. In the event that any payment becomes due on a day which is not a Business Day, then such payment shall be made on the next succeeding Business Day. The Transferor shall, to the extent permitted by law, pay to the Company, on demand, interest on all amounts not paid when due hereunder (whether owing by the Transferor or by a Collection Agent) at 2.0% per annum above the Base Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

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SECTION 2.05. Transfer of Records to the Company.

(a) Each Transfer of Transferred Receivables hereunder shall include the transfer to the Company of all the Originators’ and Transferor’s right and title to and interest in the Records relating to such Receivables and rights to the use of the Originators’ and the Transferor’s computer software to access and create the Records, and the Transferor hereby agrees that such transfer shall be effected automatically with each such Transfer, without any action on the part of the parties hereto or any further documentation.

(b) The Transferor shall take such action requested by the Company, from time to time hereafter, that may be necessary or appropriate to ensure that the Company and its assignees have (i) an enforceable ownership interest in the Records relating to the Receivables Transferred hereunder and (ii) an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

ARTICLE III

CONDITIONS OF TRANSFERS

SECTION 3.01. Conditions Precedent to Initial Transfer. The Initial Transfer hereunder is subject to the conditions precedent that the Company shall have received on or before the Initial Transfer Date each of the items listed in Schedule I, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Company.

SECTION 3.02. Conditions Precedent to All Transfers. Each Transfer (including the Initial Transfer) shall be subject to the further conditions precedent that:

(a) with respect to any such Transfer, on or prior to the Transfer Date relating thereto, the Collection Agent shall have delivered to the Company, in each case in form and substance satisfactory to the Company, a completed Monthly Report dated on or before the most recent Monthly Report Due Date; provided, that so long as Professional Services is acting as Collection Agent, a Monthly Report delivered in a timely fashion under the Loan Agreement shall constitute delivery of a Monthly Report under this Section 3.02(a),

(b) the Transferor shall have marked its master data processing records and all other relevant records evidencing the Receivables which are the subject of such Transfer with a legend, acceptable to the Company, stating that such Receivables, the Related Security and Collections with respect thereto, have been Transferred in accordance with this Agreement,

(c) on the date of such Transfer, the following statements shall be true:

(i) The representations and warranties contained in Article IV are correct on and as of such day as though made on and as of such date, except for those that refer to specific dates, which shall be correct as of the dates indicated therein,

(ii) No event has occurred and is continuing, or would result from such Transfer, which constitutes a Termination or an Event of Termination, and

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(iii) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Transfer by the Transferor in accordance with the provisions hereof.

SECTION 3.03. Transfer Effective on the Transfer Date. On each Transfer Date, the Transferor, upon accepting the Company’s unconditional commitment to pay the Purchase Price or increase the capital account of the Transferor on the related Settlement Date for such Transfer as provided in Section 2.03, shall be deemed to have certified to the Company the satisfaction of the conditions precedent described in the immediately preceding Section 3.02. On the Transfer Date, title to the Transferred Property included in such Transfer shall vest irrevocably in the Company, whether or not the conditions precedent to such Transfer were in fact satisfied; provided, that the obligation of the Company to pay the Purchase Price or increase the capital account of the Transferor on the related Settlement Date is unconditional and irrevocable; and provided, further, however, that the Company shall not be deemed to have waived thereby any claim for indemnification it may have under this Agreement for the failure by the Transferor in fact to have satisfied any such condition precedent. If any of the foregoing conditions precedent is not satisfied, the Company shall have available to it (and shall not be deemed to have waived by reason of completing such Transfer) all applicable rights and remedies under this Agreement and otherwise.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Transferor. The Transferor represents and warrants as follows:

(a) It is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified and the failure to do so could reasonably be expected to have a Material Adverse Effect.

(b) The execution, delivery and performance by the Transferor of this Agreement and all other Transferor Documents to be entered into by it, including the Transferor’s sale or contribution of Receivables, and, in the case of a Purchase, its use of the proceeds of Purchases, are within the Transferor’s corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) its charter or by-laws, (ii) any Applicable Law except where such contravention could not reasonably be expected to result in a Material Adverse Effect, (iii) any material contractual restriction binding on or affecting it or its property other than such restrictions that could not reasonably be expected to adversely affect the Transferor’s ability to perform its material obligations hereunder or, with respect to the transfer of the Receivables and Collections thereon, in any Immaterial Respect, or (iv) any material order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in or require the creation of any Lien upon or with respect to any of its properties (other than in favor of the Company with respect to the Transferred Property), and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement and each other Transferor Document to be entered into by the Transferor have been duly executed and delivered by it.

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(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for its due execution, delivery and performance of this Agreement or any other Transferor Document to be entered into by it, except (i) for the filing of UCC financing statements, all of which financing statements have been duly filed and, to its knowledge, are in full force and effect, (ii) such as have been made or obtained and are in full force and effect and (iii) where the failure to make or obtain could not reasonably be expected to adversely affect the Company’s ability to perform its material obligations hereunder or the ability to assign or collect the Receivables hereunder.

(d) This Agreement and each other Transferor Document to be entered into by the Transferor constitute its legal, valid and binding obligation enforceable against the Transferor in accordance with their respective terms subject to bankruptcy and similar laws affecting creditors generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(e) (i) The Transferor has furnished to the Company and the Administrative Agent copies of the Parent’s audited consolidated balance sheet as at December 31, 2011, and the related audited consolidated statements of income and cash flow for the fiscal year of the Parent then ended reported on by Deloitte & Touche LLP which financial statements present fairly in all material respects in accordance with GAAP the financial position of the Parent and its consolidated subsidiaries as at December 31, 2011, and the results of operations of the Parent and its consolidated subsidiaries for the fiscal year of the Parent then ended, which financial statements present fairly in all material respects in accordance with GAAP the financial position of the Parent and its consolidated subsidiaries as at such date, and the results of operations of the Parent and its consolidated subsidiaries for the fiscal year then ended; and

(ii) Since December 31, 2011, (A) no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of the Parent and its subsidiaries taken as a whole, and (B) no event has occurred or failed to occur which has had or could reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect.

(f) Except as disclosed in the periodic and other reports, proxy statements and other materials filed with or publicly furnished to the U.S. Securities Exchange Commission by the Parent and its subsidiaries prior to the date hereof, there is no material pending legal proceeding (i) other than ordinary routine litigation incidental to the business, to which the Parent or any of its subsidiaries is a party or of which any of their property is the subject, or (ii) that could reasonably be expected to impair any material rights, remedies or benefit that otherwise would be available to the Company, the Collection Agent or the Administrative Agent to obtain Collections on the Receivables. None of the Parent, CHS, any Originator or the Collection Agent is in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies which defaults are not material to the business or operations of the Parent and its subsidiaries taken as a whole.

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(g) No proceeds of any Purchase will be used by it to acquire any security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended or in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

(h) Immediately prior to each Transfer hereunder, each Receivable to be Transferred hereunder, together with the Contract related thereto and the other Transferred Property relating thereto, is owned by the Transferor free and clear of any Lien (other than Permitted Liens), and the Company shall acquire all of the Transferor’s right, title and interest in such Transferred Property and a valid and perfected first priority ownership interest in each such Transferred Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Lien (other than Permitted Liens referred to in clauses (b) and (d) of the definition thereof) except as created hereby, by the Buyer under the Sale Agreement (to the extent assigned to the Company, to the extent further assigned to the Administrative Agent), and by the Administrative Agent under the Loan Agreement; provided that the Transferor (acting directly or through the Collection Agent) shall have up to 10 days following actual knowledge thereof to remove any immaterial Lien that was improvidently filed without the consent of the Transferor or the Collection Agent; provided further that the Transferor (acting through the Collection Agent) shall have the time period specified in Section 5.01(p) to remove and terminate the Kay County Lien. No effective financing statement or other instrument similar in effect covering any Transferred Property shall at any time be on file in any recording office except such as may be filed in favor of the Company relating to this Agreement or in favor of the Buyer under the Sale Agreement (to the extent assigned to the Company, to the extent further assigned to the Administrative Agent), and by the Administrative Agent under the Loan Agreement; provided that the Transferor (acting directly or through the Collection Agent) shall have up to 10 days following actual knowledge thereof to remove any immaterial Lien that was improvidently filed without the consent of the Transferor or the Collection Agent; provided further that the Transferor (acting through the Collection Agent) shall have the time period specified in Section 5.01(p) to remove and terminate the Kay County Lien. The Transfers of the Transferred Property by the Transferor to the Company constitute valid and true Transfers for consideration (and not merely a pledge of such Transferred Property for security purposes), enforceable against creditors of the Company and no Transferred Property shall constitute property of the Transferor.

(i) No Monthly Report (if prepared by the Collection Agent, the Transferor or any of their respective Affiliates, or to the extent that information contained therein is supplied by the Collection Agent, the Transferor or any such Affiliates), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Transferor to the Company (or its assigns) in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Company, as the case may be, at such time) as of the date so furnished or dated, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Transferor represents only that it acted in good faith and utilized assumptions that the Transferor believed to be reasonable at the time made.

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(j) The Transferor’s correct legal name, jurisdiction of incorporation or formation, organizational identification number, principal place of business and chief executive office and the office where the Transferor keeps all of its Records are set forth on Schedule II hereto. As of the Second Omnibus Amendment Effective Date, the Transferor does not have any currently registered trade names, fictitious names, assumed names or “doing business as” names or other names under which it is doing business, except as set forth on Schedule II.

(k) No event or circumstance has occurred and is continuing, or would result from any Transfer hereunder or from the application of the proceeds therefrom, which constitutes an Event of Termination.

(l) This Agreement is the only agreement pursuant to which the Transferor transfers Receivables.

(m) The Transfer Value constitutes reasonably equivalent value in consideration for the transfer to the Company of the Transferred Property from the Transferor, no such transfer shall have been made for or on account of an antecedent debt owed by the Transferor to the Company, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Law.

(n) The Transferor is not an insolvent person, in insolvent circumstances or on the eve of insolvency, as applicable (within the meaning of such term in the Bankruptcy Law) and at the time of (and immediately after) each Transfer hereunder, the Transferor shall not have been an insolvent person, in insolvent circumstances or on the eve of insolvency, as applicable, within the meaning of the Bankruptcy Law. The Transferor will not become an insolvent person or be put in insolvent circumstances within the meaning of the Bankruptcy Law by entering into, or immediately after completion of the transactions contemplated by, this Agreement. The transfers of Transferred Property by the Transferor to the Company pursuant to this Agreement, and all other transactions between the Transferor and the Company, have been and will be made in good faith and not for the purpose of defeating, hindering, delaying, defrauding or oppressing the rights and claims of creditors or others against the Transferor.

(o) The Transferor accounts for and otherwise treats (i) each Purchase of Purchased Property hereunder in its books, records and financial statements as a legal sale of such Purchased Property, and (ii) each Contribution of Contributed Property hereunder in its books, records and financial statements as a legal contribution of such Contributed Property, in each case to the extent other treatment is not required by GAAP.

(p) The Transferor has not (i) guaranteed or otherwise become liable for any obligation of the Company, allowed any of its other Affiliates to guarantee any obligations of the Company, and neither the Transferor nor any of its other Affiliates has held itself out as responsible for debts of the Company or actions with respect to the business and affairs of the Company (other than as set forth in the Performance Undertaking), or (ii) permitted the commingling or pooling of its funds or other assets with those of the Company and has not otherwise permitted any other of its Affiliates to commingle or pool any of its funds or other assets with those of the Company in a manner that would not allow such funds or other assets to be readily identifiable from those of any other Person. The Transferor and the Company allocate

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between themselves shared corporate operating services and expenses which are not reflected in the Servicing Fee (including the services of shared employees, consultants and agents and reasonable legal and auditing expenses) on the basis of the reasonably projected use or the projected value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered. The Transferor acknowledges that the Company, the Lenders, the Managing Agents and the Administrative Agent are entering into the transactions contemplated by this Agreement and the Loan Agreement in reliance upon the Company’s identity as a separate legal entity from each of the Parent, the Transferor and each of their other respective Affiliates.

(q) The Transferor is not an “investment company” or a company controlled by an “investment company” registered or required to be registered under the Investment Company Act.

(r) The Transferor is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each of the quoted terms is defined or used in Regulation T, U or X promulgated pursuant to the Securities Exchange Act of 1934, as amended). No part of the proceeds of any Transferred Property has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X.

(s) The Transferor and the Collection Agent each has the right (whether by license, sublicense or assignment) to use all of the computer software used by the Collection Agent and/or the Transferor to account for the Transferred Property to the extent necessary to administer the Transferred Property, and, in the case of the Transferor and the Collection Agent, to assign (by way of Transfer) or sublicense such rights to use all of such software to the Company.

(t) The Transferor has filed or caused to be filed all federal and other material tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, (i) the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Transferor has set aside or has caused to be set aside adequate reserves on its books (consolidated or otherwise) in accordance with GAAP or (ii) which the failure to pay could not reasonably be expected to have a Material Adverse Effect.

(u) Except as could not reasonably be expected to result in material liability to the Transferor, the Transferor and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Transferor or any of its ERISA Affiliates. The present value of all benefit liabilities under each Plan (based on the assumptions used for funding purposes) did not, as of the last annual valuation date applicable thereto, exceed the fair market value of the assets of such Plan in such amount that would reasonably be expected to result in a funding obligation that could reasonably be expected to result in a Material Adverse Effect, and the

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present value of all benefit liabilities of all underfunded Plans (based on the assumptions used for funding purposes) did not, as of the last annual valuation dates applicable thereto, exceed the fair market value of the assets of all such underfunded Plans in such amount that could reasonably be expected to result in a Material Adverse Effect.

(v) The Transferor has not intentionally (i) misstated any calculation of Eligible Receivables or Net Receivables Balance hereunder (other than in an immaterial amount and based on good faith estimates utilized in the calculation thereof), or (ii) misrepresented any Receivable as qualifying as an Eligible Receivable or intentionally included such misrepresented Receivable in the Net Receivables Balance at the time so included.

(w) All required Notices have been prepared and delivered to each of its Obligors (or, in the case of a Governmental Entity, its fiscal intermediary), and all invoices issued after the Closing Date bear only the appropriate remittance instructions for payment direction to a Lock-Box or a Collection Accounts, as the case may be. No direction is in effect directing Obligors to remit payments on Receivables other than to a Lock-Box or a Collection Account.

(x) Each of the Collection Accounts has been established in the name of an Originator by a Collection Account Bank, and a Concentration Account has been established in the name of the Company by each Concentration Account Bank. Such Originator has not established any lock-box, lock-box account or other deposit account for the receipt of Collections other than the Lock-Boxes and Collection Accounts. Each Lock-Box is linked to a Collection Account. Each Collection Account has been set up so that all available funds automatically sweep to the applicable Concentration Account at the end of each Business Day. The Transferor has taken, or has caused to be taken, all actions necessary or advisable to assure that all Collections are received in the Lock-Boxes and Collection Accounts. The Transferor will not (i) close any Lock-Box, any Collection Account or any Concentration Account or open any new lock-box or account to function as a Lock-Box, a Collection Account or a Concentration Account, (ii) make any change to the instructions to the Obligors that all payments with respect to the Receivables be made to a Lock-Box or Collection Account or (iii) make any change to the instructions to a Collection Account Bank as set forth in the applicable Deposit Account Notification Agreement (Government Healthcare Receivables) requiring the automatic sweep of all available funds in each Collection Account to the applicable Concentration Account at the end of each Business Day, in each case, without the prior written consent of the Company and the Administrative Agent and each Managing Agent; provided, if any of the provisions under clauses (i), (ii) or (iii) above have been violated with respect to any Lock-Box or Collection Account relating to an individual Originator without the prior knowledge or consent of the Transferor or the Collection Agent, the Transferor (itself or through the Collection Agent) shall have the opportunity to cure the violation of this clause (x) within 15 days of obtaining knowledge of such breach by the Originator.

(y) No Lien on the Transferor’s inventory attaches to the proceeds of the sale or contribution of such inventory to the extent that such sale or contribution would give rise to a Receivable.

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(z) No Lien on the Transferor’s accounts receivable attaches to Transferred Receivables, except for Liens granted under the Documents.

(aa) The Transferor has all power and authority, and has all material permits, licenses, accreditations, certifications, authorizations, approvals, consents and agreements of all Obligors, Governmental Entities, accreditation agencies and other Persons (including (i) accreditation by the appropriate Governmental Entities and industry accreditation agencies, (ii) accreditation and certifications as a provider of healthcare services eligible to receive payment and compensation and to participate under Medicare, Medicaid, TRICARE/CHAMPUS, Blue Cross/Blue Shield and other equivalent programs, and (iii) valid provider identification numbers and licenses to generate the Receivables) necessary or required for it, except in any Immaterial Respect, (A) to own the assets (including Receivables) that it now owns, (B) to carry on its business as now conducted, (C) to execute, deliver and perform this Agreement and the other Transferor Documents to which it is a party, and (D) if applicable, to receive payments from the Obligors in the manner contemplated in this Agreement and the other Transferor Documents, except in an Immaterial Respect.

(bb) The Transferor, except in any Immaterial Respect has (i) maintained all relevant records required to be maintained by the Joint Commission on Accreditation of Healthcare Organizations, the Food and Drug Administration, the Drug Enforcement Agency, the State Boards of Pharmacy, and the federal and state Medicare and Medicaid programs as required by Healthcare Laws, and that, to the best knowledge of the Transferor, there are no presently existing circumstances which likely would result in material violations of any Healthcare Laws and (ii) complied in all material respects with all other Applicable Law to which it may be subject and no Receivable or other Transferred Property contravenes in any material respect any Applicable Law, except in any Immaterial Respect.

(cc) Commencing September 30, 2012, Patient Consent Forms are being obtained from each patient and customer receiving services or products.

(dd) Without limiting or being limited by any other provision of any Transferor Document, the Transferor has timely filed or caused to be filed all material cost and other reports of every kind required by law, agreement or otherwise. There are no material claims, actions or appeals pending before any commission, board or agency or other Governmental Entity, including any intermediary or carrier, the Provider Reimbursement Review Board, or the administrator of CMS, with respect to any material state or federal Medicare or Medicaid cost reports or material claims filed by the Transferor, or any disallowance by any commission, board or agency or other Governmental Entity in connection with any audit of such cost reports, except in any Immaterial Respect or which would affect the ability of the Buyer to fulfill its material obligations under any Facility Document. No validation review or program integrity review related to the Transferor, the consummation of the transactions contemplated by this Agreement, or the Transferred Property have been conducted by any commission, board, or agency or other Governmental Entity in connection with the Medicare or Medicaid programs, and, to the knowledge of the Transferor, no such reviews are scheduled, pending, or threatened against or affecting the Transferor, any of the Transferred Property or the consummation of the transactions contemplated by this Agreement except in any Immaterial Respect or which would affect the ability of the Company to fulfill its material obligations under any Facility Document.

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(ee) The Transferor has not been notified by any Governmental Entity, accreditation agency or any other Person, during the immediately preceding 24-month period, that such Person has rescinded or not renewed, or is reasonably likely to rescind or not renew, any material permit, license, accreditation, certification, authorization, approval, consent or agreement granted to the Transferor or to which it is a party and no other condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non renewal of any material permit, license, authorization, approval, entitlement or accreditation, and to the best of the Transferor’s knowledge, there is no claim that any thereof is not in full force and effect.

(ff) Notice of termination of each of the agreements and other documents relating to the sale, purchase or transfer of AccessOne Program Receivables from an Originator to any Person other than the Buyer has been delivered to such Person prior to the Closing Date.

SECTION 4.02. Article 9 Representations and Warranties. The Transferor represents and warrants as follows:

(a) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Company, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Transferor.

(b) The Receivables constitute “accounts” (including health-care-insurance receivables) or general intangibles within the meaning of the applicable UCC.

(c) Immediately prior to each Transfer hereunder, the Transferor owns and has good and marketable title to the Receivables and the other Transferred Property free and clear of any Lien of any Person.

(d) The Transferor has caused or will have caused, within ten days after the date hereof, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Receivables Transferred to the Company hereunder.

(e) Other than the ownership interest conveyed to the Company pursuant to this Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor relating to the Receivables or to all assets of the Transferor other than any financing statement relating to (i) the Transfers to the Company hereunder and (ii) the security interest granted to the collateral agent under the Parent Credit Agreement. The Transferor is not aware of any judgment or tax lien filings against it.

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ARTICLE V

GENERAL COVENANTS

SECTION 5.01. General Covenants.

(a) Compliance with Laws; Preservation of Existence. The Transferor shall comply in all material respects with all Applicable Law (including all applicable Healthcare Laws), orders and the Transferor Documents and preserve and maintain its corporate, limited liability company or limited partnership existence, rights, franchises, qualifications and privileges, except where the failure to comply could not reasonably be expected to materially adversely affect the Transferor’s ability to perform its obligations hereunder or the ability to sell or collect the Transferred Property hereunder.

(b) Sales, Liens, Etc. Except as otherwise specifically provided herein, the Transferor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens referred to in clauses (b), (c) and (d) of the definition thereof) upon or with respect to, any of its Receivables, Related Security, Collections, any Collection Account or any Concentration Account, or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Lien (other than Permitted Liens referred to in clauses (c) and (d) of the definition thereof) upon or with respect to the proceeds of the sale of any of the Transferor’s inventory, to the extent such sale would give rise to a Receivable; provided¸ that the Transferor shall have up to 10 days following actual knowledge thereof to remove any immaterial Lien that was improvidently filed without the consent of the Transferor; provided further that the Transferor (acting through the Collection Agent) shall have the time period specified in Section 5.01(p) to remove and terminate the Kay County Lien.

(c) Treatment of Purchases and Contributions. The Transferor will account for and treat (whether in financial statements, records or otherwise) the transactions contemplated hereby as (i) a legal sale of the Purchased Property by the Transferor to the Company, in the case of a Purchase, and (ii) a capital contribution of the Contributed Property by the Transferor to the Company, in the case of a Contribution.

(d) Change in Company Name. The Transferor will not make any change to its legal name unless it shall have, prior to the effectiveness of such name change: (i) given the Company prompt written notice thereof and (ii) delivered to the Company (in a manner that will provide reasonable opportunity to allow the Company to make the filing thereof prior to or simultaneously with the effectiveness of such name change) all financing statements, instruments and other documents the Company determines are necessary or appropriate to file under the UCC or that are otherwise necessary or appropriate for the Company to continue at all times following such change to have a valid, legal and perfected security interest in the Transferred Property of the Transferor.

(e) Audits. From time to time, but at least once per calendar year, upon reasonable prior written notice from the Company during regular business hours, the Transferor will permit the Company, or its agents or representatives, to (i) examine and make copies of and abstracts from all Records, (ii) visit the offices and properties of the Transferor for the purpose of examining such Records, and to discuss matters relating to the Receivables or the Transferor’s

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performance hereunder with any of the officers or employees of the Transferor having knowledge of such matters and (iii) have access to its software for the purposes of examining such Records; provided that in no event shall Transferor be required to allow examination of or access to “Protected Health Information”, as such term is defined in regulations implementing HIPAA, where such examination or access is prohibited by Applicable Law without a Patient Consent Form that lists the Company and its specific agents or representatives who will access “Protected Health Information”. Unless an Event of Termination or an “Event of Default” or a “Trigger Event” under the Loan Agreement has occurred and is continuing, only one such examination and visit per calendar year shall be at the expense of the Transferor.

(f) Keeping of Records and Books of Account. The Transferor will maintain (or cause to be maintained) and implement administrative and operating procedures (including an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Transferred Property (including records adequate to permit the daily identification of each new Receivable and all collections of and adjustments of each Receivable). The Transferor will indicate in its books and records that the Receivables have been transferred to the Transferor by the Originators and Transferred by the Transferor to the Company.

(g) Jurisdiction of Organization; Location of Records; Structure. The Transferor will keep its jurisdiction of incorporation or organization, principal place of business and chief executive office and the offices where it keeps its Records, in the jurisdictions and at the addresses set forth on Schedule II, or, in any such case, upon prompt prior written notice to the Company in the manner provided in Section 6.08, at such other jurisdiction or locations within the United States where all action required by Section 6.08 shall have been taken and completed, and will not change its structure or identity other than upon prior written notice to the Company and subject to the further requirement that all action required by Section 6.08 shall have been taken and completed.

(h) Credit and Collection Policy. The Transferor will, and will cause the Collection Agent to, comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract. The Transferor shall not, without the written consent of the Company and the Administrative Agent, (i) make any material change in the character of its business such that its principal business ceases to be a provider of healthcare services, or (ii) make or agree to make or permit any material change in the Credit and Collection Policy other than in accordance with Section 6.02(c).

(i) Change in Payment Instructions to Obligors. The Transferor will not (i) add or terminate any bank as a Collection Account Bank or a Concentration Account Bank, (ii) close any Lock-Box, any Collection Account or any Concentration Account or open any new lock-box or account to function as a Lock-Box, Collection Account or Concentration Account, (iii) make any change to the instructions to the Obligors that all payments with respect to the Receivables be made to a Lock-Box or Collection Account or (iv) make any change to the instructions to a Collection Account Bank as set forth in the applicable Deposit Account Notification Agreement (Government Healthcare Receivables) requiring all available funds in each Collection Account to automatically sweep to the applicable Concentration Account at the

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end of each Business Day, in each case, without the prior written consent of the Company, Administrative Agent and each of the Managing Agents in their sole discretion, which consent shall not be unreasonably withheld or delayed; provided, if any of the provisions under clauses (i) through (iv) above have been violated with respect to any Lock-Box or Collection Account relating to an individual Originator without the prior knowledge or consent of the Transferor or the Collection Agent, the Transferor (itself or through the Collection Agent) shall have the opportunity to cure the violation of this clause (i) within 15 days of obtaining knowledge of such breach by the Originator.

(j) Taxes. The Transferor will file or cause to be filed all federal and other material returns which are required to be filed by it. The Transferor shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Transferor shall have set aside or has caused to be set aside adequate reserves on its books (consolidated or otherwise) in accordance with GAAP.

(k) Transferor Documents. The Transferor will comply in all material respects with the terms of this Agreement and employ the procedures outlined herein, enforce all of its other rights under each of the Transferor Documents to which it is a party, take all such action to such end as may be from time to time reasonably requested by the Company, and maintain all such Transferor Documents and the UCC financing statements filed in connection with this Agreement in full force and effect.

(l) Segregation of Collections. The Transferor will require the deposit of all Collections into a Collection Account and the deposit of all Collections received in the Collection Accounts solely into the applicable Concentration Account, will prevent the deposit into any Concentration Account of any funds other than Collections and proceeds of Self Pay Obligations and, with respect to proceeds of Self Pay Obligations, the Transferor will hold all such proceeds in trust for the applicable Originator and promptly (and in any event within three Business Days) identify such funds to the Collection Agent for segregation and remittance to the owner thereof; provided, that the Transferor and the Collection Agent will use reasonable efforts to avoid deposit of the proceeds of Self Pay Obligations into any Collection Account or Concentration Account if such parties determine in their reasonable business judgment that it is practical to do so, except to the extent requiring unreasonable additional effort or expense; provided further that the parties acknowledge that the Transferor and the Collection Agent have determined that such identification and segregation is impractical as of the Second Omnibus Amendment Effective Date. With respect to any funds other than Collections and proceeds of Self Pay Obligations that are nevertheless deposited into such Concentration Account, the Transferor will promptly identify any such funds to the Collection Agent for segregation and remittance to the owner thereof.

(m) Payment to Lenders. The Transferor will pay to the Company (and forward to the Administrative Agent) all amounts owing by the Company to the Lenders under Article VIII of the Loan Agreement.

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(n) Sales Taxes. The Transferor shall timely pay or cause to be paid when due all sales, excise or personal property taxes payable in connection with the Receivables, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Transferor has set aside or has caused to be set aside adequate reserves on its books (consolidated or otherwise) in accordance with GAAP.

(o) AccessOne Program Receivables. After May 31, 2012, no Receivables will be sold pursuant to any agreement other than the Documents, and prior to May 31, 2012, the aggregate Expected Net Value of the AccessOne Program Receivables shall not exceed $500,000.

(p) Kay County Lien. The Transferor will cause the Collection Agent to remove and terminate the Kay County Lien within six months of the Second Omnibus Amendment Effective Date and will utilize its best efforts to remove and terminate such Kay County Lien as promptly as practicable, and the existence of the Kay County Lien shall not constitute a breach of this covenant or any other representation or covenant hereunder during the continuance of such time period.

ARTICLE VI

ADMINISTRATION, COLLECTION AND MONITORING OF ASSETS

SECTION 6.01. Appointment and Designation of the Collection Agent. The Transferor and the Company may, from time to time, appoint one or more Persons, as the Collection Agent of the Company to service, administer and collect the Receivables and otherwise to enforce its rights and interests in, to and under the Receivables, the Related Security and the Contracts. The Collection Agent’s authorization under this Agreement shall terminate on the Collection Date. Until the Company, with the consent of the Administrative Agent as its assignee, gives notice to the Transferor of a designation of a new Collection Agent after the occurrence and during the continuance of a Servicer Termination Event, Professional Services is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof. The Transferor, the Company and the Collection Agent may from time to time agree in any collection agency or services agreement among them on the allocation of servicing duties to be performed by the Collection Agent. Notwithstanding the foregoing, the Company may (with the approval of the Administrative Agent, as its assignee, and the Managing Agents), after the occurrence and during the continuance of a Servicer Termination Event, designate as Collection Agent any Person to succeed Professional Services or any successor Collection Agent, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collection Agent pursuant to the terms hereof and of the Sale Agreement and the Loan Agreement and in accordance with applicable Healthcare Laws. The Transferor hereby grants to the Collection Agent and any successor Collection Agent, and the Collection Agent hereby grants to any successor Collection Agent, an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take any and all steps in the Transferor’s or the Collection Agent’s name, as applicable, and on behalf of the Company, as may be necessary or desirable, in the determination of the Collection Agent or the successor Collection Agent, as the case may be, to collect all amounts due under any and all Receivables, including endorsing the Transferor’s name on checks and other

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instruments representing Collections and enforcing such Receivables and the related Contracts. The Collection Agent may subcontract the performance of its duties and obligations to a third Person with the prior consent of the Company, including with respect to Collection Agency Receivables. Any such subcontract shall not affect the Collection Agent’s liability for performance of its duties and obligations pursuant to the terms hereof, and any such subcontract shall automatically terminate upon designation of a successor Collection Agent. Notwithstanding anything to the contrary contained in this Agreement, the Collection Agent, if not the Transferor or an Affiliate thereof, shall have no obligation to collect, enforce or take any other action described in this Article VI with respect to any Receivable that is not a Transferred Receivable other than to deliver to the Transferor or at its direction, the Collections and documents with respect to any such Receivable that is not a Transferred Property as described in Sections 6.03 and 6.07.

SECTION 6.02. Collection of Receivables by the Collection Agent; Extensions and Amendments of Receivables.

(a) The Collection Agent shall take or cause to be taken all such reasonable actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with Applicable Law, with reasonable care and diligence, and in accordance with the Credit and Collection Policy; provided, however, that, if a Servicer Termination Event shall have occurred and be continuing, (i) the Company shall have the right to direct the Collection Agent (whether the Collection Agent is the Transferor or an Affiliate thereof or otherwise) to commence or settle any legal action, to enforce collection of any Transferred Property or to foreclose upon or repossess any Related Security, and (ii) the Collection Agent shall not make the Company a party to any litigation without the express written consent of the Company, such consent not to be unreasonably withheld or delayed. If the Termination Date shall not have occurred, Professional Services, while such Person is the Collection Agent, may, with respect to the Receivables and, with respect to any Eligible Receivable, in accordance with the Credit and Collection Policy, (i) extend the maturity or adjust the Expected Net Value of any Defaulted Receivable as Professional Services may determine to be appropriate to maximize Collections thereof and (ii) adjust the Expected Net Value of any Receivable to reflect (x) any reduction or adjustment as a result of any defective, rejected, returned, repossessed or foreclosed merchandise, any defective or rejected services, any failure to provide services, any discount, rebate or any other adjustment made or performed by the Company or any other Person or (y) any reduction or cancelation as a result of a setoff in respect of any claim by the Obligor thereof against the Transferor or an Affiliate of the Transferor, in each such case (except with respect to Receivables which are not Eligible Receivables) (x) in accordance with the requirements of the Credit and Collection Policy and (y) provided that such extension or adjustment shall not alter the status of such Receivable as a Defaulted Receivable or limit the rights of the Company under this Agreement. Except as otherwise permitted pursuant to the immediately preceding sentence, neither the Collection Agent nor the Transferor will extend, amend, cancel or otherwise modify the terms of any Receivable without the prior written approval of the Company, or amend, modify, cancel or waive any term or condition of any Contract related to a Receivable, except to the extent consistent with the Credit and Collection Policy or otherwise with the prior written approval of the Company.

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(b) Notwithstanding anything else contained herein, neither the Collection Agent nor any subcontractor or delegatee thereof is the agent of the Company, and they are not permitted to (nor do they have any authority to) (i) establish an office or other fixed place of business of the Company, or (ii) contract for, or conclude a contract in the name of, the Company.

(c) The Credit and Collection Policy may be amended from time to time provided that (i) no change shall be made in the Credit and Collection Policy that would be adverse to any of the Company or its assignees, including by impairing the collectibility of any Receivable or the ability of the Company or the Collection Agent to perform its obligations under this Agreement, the Sale Agreement or the Loan Agreement and (ii) in the event that any change is made to the Credit and Collection Policy, promptly following such change and, in any event within 30 days thereof, the Collection Agent shall provide the Company with an updated Credit and Collection Policy and a summary of all material changed.

SECTION 6.03. Distribution and Application of Collections. The Collection Agent shall set aside and segregate funds to the extent required in this Agreement and the Loan Agreement and shall set aside and segregate all Collections of Receivables from the other funds belonging to the Collection Agent. The Collection Agent shall as soon as practicable (and in any event within two Business Days) following receipt turn over to the Transferor or other Person entitled thereto the collections of any account receivable which is not a Transferred Property less, in the event neither Professional Services nor an Affiliate thereof is the Collection Agent, all reasonable and appropriate out-of-pocket costs and expenses of the Collection Agent of servicing, collecting and administering the Receivables to the extent not covered by the Servicing Fee received by it.

SECTION 6.04. Other Rights of the Company. At any time following the occurrence and during the continuance of a Servicer Termination Event or the designation pursuant to Section 6.01 of a Collection Agent other than Professional Services, the Company or any Affiliate of either thereof, subject to Applicable Law:

(a) The Company may or, at the request of the Company, the Transferor shall (in either case, at the Transferor’s expense) direct any or all of the Obligors to pay all amounts payable under any Receivable directly to the Company or its designee;

(b) The Company may or, at the request of the Company, the Transferor shall (in either case, at the Transferor’s expense) give each of the Obligors notice of the Company’s interests in the Transferred Property;

(c) The Company may have a representative present during any or all business hours at each office of the Collection Agent and the Transferor involved in the administration, servicing and collections of the Receivables;

(d) The Company, or its representatives, may, during regular business hours, (i) review any or all Records, computer programs and files related to the administration, servicing and collection of the Receivables and (ii) visit the offices of the Transferor for the purpose of such review, and, at the Company’s request and at the Transferor’s expense, the

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Company shall (i) assemble all Records and make the same available to the Company or its designee at a place selected by the Company or its designee, and (ii) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in the manner provided herein or such other manner acceptable to the Company and, promptly following receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Company or its designee; and

(e) The Company shall have all other rights and remedies provided under the UCC and other Applicable Law, which rights and remedies shall be cumulative.

SECTION 6.05. Records.

(a) The Transferor will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the timely and full collection of all Receivables (including records adequate to permit the daily identification of each new Transferred Property and all Collections of and adjustments to each existing Transferred Property). The Transferor will indicate in its books and records that the Receivables have been transferred to the Transferor by the Originators and Transferred by the Transferor to the Company. The Collection Agent will maintain access and copies of all such documents, books, records and other information of the Transferor necessary to comply with clause (b) below.

(b) The Transferor and the Collection Agent, whether or not the Company or an Affiliate thereof, shall hold all Records in trust for the Company and its assigns. Subject to the receipt of contrary instructions from the Company that are delivered following the occurrence and continuance of a Servicer Termination Event, the Collection Agent and the Transferor will deliver all Records to any new Collection Agent hereunder; provided, however, that such new Collection Agent, if other than an Affiliate of the Company, shall as soon as practicable upon demand deliver to the Transferor copies of Records in its possession relating to Transferred Property.

SECTION 6.06. Receivable Reporting. On each Monthly Report Due Date, the Collection Agent shall deliver to the Company a Monthly Report for the preceding Collection Period, which delivery may be in electronic form; provided, that so long as Professional Services is acting as Collection Agent, a Monthly Report delivered in a timely fashion under the Loan Agreement shall constitute delivery of a Monthly Report under this Section 6.06.

SECTION 6.07. Collections and Lock-Boxes.

(a) The Transferor and the Collection Agent will instruct all Obligors to cause all Collections to be either (i) remitted to a Lock-Box to be retrieved therefrom by the applicable Collection Account Bank for prompt deposit to the applicable Collection Account or (ii) remitted directly to a Collection Account. If the Collection Agent or the Transferor receives any Collections, the Transferor or the Collection Agent shall immediately remit such Collections to the applicable Collection Account within two Business Days of receipt thereof and the Collection Agent or the Transferor will take all such actions as are reasonably necessary in the

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Collection Agent or Transferor’s discretion or as reasonably requested by the Company to ensure that future payments from any Obligor be made to a Collection Account or Lock-Box. If the Transferor or the Collection Agent does not promptly (and in any event within two Business Days from the Company’s request) take such actions as the Company may reasonably request, then the Company, its assigns or designees, may, to the maximum extent permitted by law take such actions as the Company, its assigns or designees may, on its direction, deem appropriate.

(b) In accordance with the terms of the Control Agreement, the Collection Agent shall instruct each Concentration Account Bank to allocate and remit Collections in accordance with the Loan Agreement; provided, however, that the Company may, at any time following a Trigger Event and shall, at the direction of the Administrative Agent, as its assignee, revoke the Collection Agent’s authority with respect to each Concentration Account, direct each Concentration Account Bank to cease taking instructions from the Collection Agent or the Company and to thereafter take direction solely from the Administrative Agent, in each case by delivery of a notice substantially in the form attached to such Control Agreement for such purpose. None of the Transferor, the Company or the Collection Agent will (i) add or terminate any bank as a Collection Account Bank or a Concentration Account Bank, (ii) close any Lock-Box, any Collection Account or any Concentration Account or open any new lock-box or account to function as a Lock-Box, Collection Account or Concentration Account, (iii) make any change to the instructions to the Obligors that all payments with respect to the Receivables be made to a Lock-Box or Collection Account or (iv) make any change to the instructions to a Collection Account Bank as set forth in the applicable Deposit Account Notification Agreement (Government Healthcare Receivables) requiring all available funds in each Collection Account to automatically sweep to the applicable Concentration Account at the end of each Business Day, in each case, without the prior written consent of the Company and the Administrative Agent and each Managing Agent; provided, if any of the provisions under clauses (i) through (iv) above have been violated with respect to any Lock-Box or Collection Account relating to an individual Originator without the prior knowledge or consent of the Transferor or the Collection Agent, the Transferor or the Collection Agent shall have the opportunity to cure the violation of this clause (b) within 15 days of obtaining knowledge of such breach by the Originator. The Transferor and the Collection Agent each hereby agrees to take, or cause to be taken, any and all actions reasonably requested by the Company to protect and perfect the interest of the Company in the event any such change is permitted.

SECTION 6.08. UCC Matters; Protection and Perfection of Transferred Property. The Transferor will keep its jurisdiction of incorporation or organization, principal place of business and chief executive office, and the offices where it keeps its Records, in the jurisdictions and at the addresses set forth on Schedule II, or, in any such case, upon 30 days’ prior written notice to the Company, at such other jurisdictions or locations within the United States where all actions reasonably requested by the Company to protect and perfect the interest of the Company in the Transferred Property have been taken and completed. Each of the Transferor and the Collection Agent agrees that from time to time, at the Transferor’s expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Company may reasonably request in order to perfect, protect or more fully evidence the Transferred Property acquired by the Company hereunder, or to enable the Company to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, each of the Transferor and the Collection Agent agrees that it will, upon the

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request of the Company, execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate. The Transferor hereby authorizes the Company to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Transferred Property now existing or hereafter arising without the signature of the Transferor where permitted by law. If the Transferor or the Collection Agent fails to perform any of its agreements or obligations under this Section 6.08, the Company, or its assignee, may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Company incurred in connection therewith shall be payable by the Transferor upon the Company’s demand therefor. For purposes of enabling the Company to exercise its rights described in the preceding sentence and elsewhere in this Article VI, each of the Transferor and the Collection Agent hereby authorizes the Company to take any and all steps following an Event of Termination in the Transferor’s or the Collection Agent’s, as applicable, name and on behalf of the Transferor necessary or desirable, in the determination of the Company, to collect all amounts due under any and all Receivables, including endorsing the Transferor’s or the Collection Agent’s name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts.

SECTION 6.09. Obligations With Respect to Receivables. Each of the Transferor and the Collection Agent will (a) at the Transferor’s expense, regardless of any exercise by the Company of its rights hereunder, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Transferred Property to the same extent as if Transferred Property therein had not been Transferred hereunder and (b) pay when due any taxes, including sales, excise or personal property taxes, payable in connection with the Transferred Property. In no event shall the Company have any obligation or liability with respect to any Transferred Property or related Contracts, nor shall it be obligated to perform any of the obligations of the Collection Agent or the Transferor or any of their respective Affiliates thereunder. Each of the Transferor and the Collection Agent agrees it will timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

SECTION 6.10. Applications of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to the Transferor shall, except as otherwise specified by such Obligor or otherwise required by contract or Applicable Law and unless otherwise instructed by the Company, be applied as a Collection of any Receivables constituting Transferred Property of such Obligor, in the order of the age of such Receivables, starting with the oldest such Receivable, to the extent of any amounts then due and payable thereunder, before being applied to any other indebtedness, account, general intangible or obligation of such Obligor.

SECTION 6.11. Annual Servicing Report of Independent Audit Firm. On an annual basis on or before the date which is 90 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2012, the Collection Agent shall engage and cause FTI Consulting, Inc. or another firm acceptable to the Company and its assigns, to provide the Collection Agent and the Company with a report setting forth the results of such firm’s review of the Receivables, in form and in scope satisfactory to the Company and the Collection Agent; provided that in no event shall such report include “Protected Health Information”, as such term

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is defined in regulations implementing HIPAA; provided further that such independent audit firm shall be required to enter into a Business Associate Agreement with the Collection Agent. The Transferor hereby authorizes such firm to discuss such affairs, finances and performance with representatives of the Company and its designees.

ARTICLE VII

EVENTS OF TERMINATION

SECTION 7.01. Events of Termination. If any of the following events (any such event, an “Event of Termination”) shall occur:

(a) The Collection Agent or the Transferor shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for five Business Days; or

(b) Any representation or warranty made or deemed to be made by the Transferor or the Collection Agent (or any of their respective officers or agents) under or in connection with any Document, including any Monthly Report other than with respect to the status of a Receivable as an Eligible Receivable or any other information, report or officer’s certificate delivered pursuant hereto, shall prove to have been false, incorrect or misleading in any material respect when made or deemed made, unless and solely to the extent (i) such representation or warranty does not contain a grace period within such provision, and (ii) such misrepresentation is capable of being cured within 10 days, the Collection Agent or the Transferor delivers a written certificate to the Company certifying that such false, incorrect or misleading statement, and all ramifications thereof under this Agreement or any Document has been cured in full (together with such data demonstrating such cure) by earlier to occur of (x) the date on which written notice shall have been given to the Transferor and (y) the date on which a Responsible Officer of the Collection Agent or the Transferor acquires knowledge thereof; or

(c) The Transferor or the Collection Agent shall fail to perform or observe, beyond the applicable grace or cure period therein, any term, covenant or agreement (other than any term, covenant or agreement described in another clause of this Section 7.01) contained in any Document on its part to be performed or observed and any such failure (other than a failure with respect to any of Section 5.01(d) and (i), in each case, as to which no grace period shall apply) shall remain unremedied for 10 days after written notice thereof shall have been given by the Company to the Transferor, or this Agreement or any other Document shall cease to be effective or be a legally valid, binding and enforceable obligation of the Company, the Transferor or the Collection Agent, as the case may be or any of their respective Affiliates shall contest in any manner the effectiveness, validity, binding nature or enforceability of this Agreement or any other Document; or

(d) (i) The Transferor, the Parent or the Collection Agent shall fail to pay any principal, interest or other amount due in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any grace period) or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after giving effect to any grace period) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any

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Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or that results in the termination or permits any counterparty to terminate any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement, the obligations under which constitute Material Indebtedness; provided that this clause (ii) shall not apply to secured Debt that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Debt; or

(e) Either (i) any Transfer shall, for any reason, except to the extent permitted by the terms hereof, cease to create with the Company a valid and perfected first priority ownership interest in the Transferred Property with respect thereto free and clear of any Lien (other than Permitted Liens referred to in clause (b) of the definition thereof and, during the continuance of the time period specified in Section 5.01(p), the Kay County Lien), which shall remain unremedied for five Business Days after the earlier of delivery of notice thereof by the Company or discovery thereof by the Collection Agent or the Transferor or (ii) this Agreement shall for any reason cease to evidence the transfer to the Company of legal and equitable title to, and ownership of, the Transferred Property; or

(f) (i) The Transferor, the Parent or the Collection Agent shall (A) become insolvent, generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; (B) any Insolvency Proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, receiver/manager, custodian, trustee, or other similar official for it or for any substantial part of its property shall be instituted by the Transferor, the Parent or the Collection Agent or (C) any Insolvency Proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, receiver/manager, custodian, trustee, or other similar official for it or for any substantial part of its property shall be instituted against any the Transferor, the Parent or the Collection Agent, and such other proceeding shall remain unstayed for a period of 60 days, or the requested adjudication, relief or other action sought thereby shall have been made, granted or taken, or (ii) the Transferor, the Parent or the Collection Agent shall take any corporate or entity-level action that authorizes any of the actions set forth above in this Section 7.01(f); or

(g) There shall have occurred and be continuing an “Event of Default” under the Loan Agreement; or

(h) There shall have occurred and be continuing an “Event of Termination” under the Sale Agreement; or

(i) There shall have occurred a Change in Control; or

(j) There shall have occurred any material adverse change in the business or financial condition of the Transferor since December 31, 2011, which could reasonably be expected to affect the value or collectability of the Receivables or the ability of the Company, the Collection Agent or the Transferor to collect the Receivables or otherwise perform its respective obligations under this Agreement or any other Document; or

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(k) A Servicer Termination Event shall have occurred and be continuing; or

(l) The Transferor or the Company shall have become subject to registration as an “investment company” within the meaning of the Investment Company Act; or

(m) One or more judgments shall be rendered against the Transferor, the Collection Agent, the Company or the Parent or any combination thereof (to the extent not paid or fully covered by insurance) and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Transferor, the Collection Agent, the Company or the Parent to enforce any such judgment and such judgment is for the payment of money in an aggregate amount in excess of $50,000,000; or

(n) An ERISA Event shall have occurred that, in the opinion of the Company, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Parent and its ERISA Affiliates in an aggregate amount exceeding $50,000,000;

then, and in any such event, the Company may, by notice to the Transferor (a “Termination Declaration Notice”) declare the Termination Date to have occurred, except that, in the case of any event described in clause (i)(B) or clause (i)(C) of Section 7.01(f) above or any event described in Section 7.01(d) above, the Termination Date shall be deemed to have occurred automatically without notice upon the occurrence of such event.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.01. Indemnities by the Transferor.

(a) Without limiting any other rights which the Company may have hereunder or under Applicable Law, each of the Collection Agent and the Transferor hereby agrees to indemnify the Company and its transfers and assigns, and each of their respective directors, officers, employees, agents and attorneys (all of the foregoing being individually referred to as an “Indemnified Party” and being collectively referred to as “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or actually incurred by any of them arising out of or resulting from this Agreement, the Sale Agreement, the Loan Agreement or any other Document or the use of proceeds of any Transfer or in respect of any Transferred Property. Without limiting or being limited by the foregoing, the Transferor shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

(i) Any Receivable represented or deemed represented by the Transferor to be an Eligible Receivable which was not an Eligible Receivable as of the Transfer Date thereof;

(ii) reliance on any representation or warranty made or deemed made by the Transferor, the Collection Agent or any of their respective officers under or in connection with this Agreement, the Sale Agreement, the Loan Agreement or any other Document, which shall have been false, incorrect or misleading in any material respect when made or deemed made or delivered;

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(iii) the failure by the Transferor or the Collection Agent to comply with any term, provision or covenant contained in this Agreement, the Sale Agreement, the Loan Agreement or any other Documents, or any Contract, or with any Applicable Law with respect to any Receivable, the related Contract or the Related Security, or the nonconformity of any Receivable, the related Contract or the Related Security with any such Applicable Law;

(iv) the failure to (A) vest and maintain vested in the Company or to transfer to the Company, legal and equitable title to and ownership of, the Receivables and the other Transferred Property which are, or are intended to be, Contributed by the Transferor hereunder or (B) grant to the Company a valid and perfected first priority “security interest” under Article 9 of the UCC in and to the Receivables which are, or are purported to be, Transferred Property, together with all Collections and Related Security, in each case free and clear of any Lien (other than Permitted Liens referred to in clause (b) of the definition thereof) whether existing at the time of the Transfer of any such Receivable or at any time thereafter;

(v) the failure by the Transferor to make any payment required on its part to be made hereunder;

(vi) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Receivables and other Transferred Property which are, or are intended to be, Transferred by the Transferor hereunder, whether at the time of any Transfer or at any subsequent time;

(vii) any failure of the Transferor or the Collection Agent to perform its duties or obligations in accordance with the provisions of this Agreement or the other Documents or to perform its duties under the Contracts;

(viii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable or Contract;

(ix) any set-off by any Collection Account Bank or any Concentration Account Bank against Collections;

(x) the failure to pay when due any taxes which are the Transferor’s responsibility, including sales, excise or personal property taxes payable in connection with the Transferred Property or the sale or contribution thereof;

(xi) the commingling of Collections of Transferred Property at any time with other funds;

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(xii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Transfers or the ownership by the Company of Transferred Property;

(xiii) any attempt by any Person to void or otherwise avoid any transfer of any Transferred Property from the Transferor to the Company under any statutory provision or common law or equitable action, including any provision of the Bankruptcy Law; or

(xiv) the inclusion in any Transferred Receivable any portion of the Expected Net Value of which represents sales taxes.

(b) Any amounts subject to the indemnification provisions of this Section 8.01 shall be paid by the Transferor to the Company within 10 Business Days following the Company’s demand therefor. Notwithstanding any other provision of this Agreement to the contrary, the Transferor shall not indemnify any Indemnified Party for or with respect to any Indemnified Amounts (i) that would constitute recourse for uncollectible Receivables due to the bankruptcy or insolvency of the related Obligor or (iii) that arise solely from such Indemnified Party’s gross negligence, bad faith or willful misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01. Amendments and Waivers. No amendment or modification of any provision of this Agreement or any Document shall be effective without the written agreement of the parties hereto and, to the extent then required in the Loan Agreement, the written consent of the Administrative Agent and the Majority Lenders (or their respective Managing Agents), and no termination or waiver of any provision of this Agreement or any Document or consent to any departure therefrom shall be effective without the written concurrence of the Company, the Administrative Agent and the Majority Lenders (or their respective Managing Agents). Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 9.02. Notices, Etc.

(a) All notices, demands, requests and other communications required or expressly authorized to be made by this Agreement shall be given in writing, unless otherwise expressly specified herein and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail, and addressed to (i) if to the Transferor, at 4000 Meridian Boulevard, Franklin, TN 37067, to the attention of Rachel A. Seifert, Facsimile No.: 615-373-9704, Telephone No.: 615-465-7000, Email: Rachel_Seifert@chs.net, (ii) if to the Collection Agent at 4000 Meridian Boulevard, Franklin, TN 37067, to the attention of Rachel A. Seifert, Facsimile No.: 615-373-9704, Telephone No.: 615-465-7000, Email: Rachel_Seifert@chs.net, and (iii) if to the Company at 4000 Meridian Boulevard, Franklin, TN 37067, to the attention of Rachel A. Seifert, Facsimile No.: 615-373-9704, Telephone No.: 615-465-7000, Email: Rachel_Seifert@chs.net, or to such other address as shall be notified in writing to the other parties hereto.

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(b) All communications described in clause (a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (x) if delivered by hand or overnight courier service or sent by facsimile or electronic mail, on the date of receipt or (y) if delivered by certified or registered mail, five Business Days after dispatch, in each case under clauses (x) and (y), delivered, sent, transmitted or mailed (properly addressed) to such party as provided in this Section 9.02 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.02. Notwithstanding the foregoing, no notice, demand, request or other communication pursuant to Article II shall be effective until received.

SECTION 9.03. Setoff and Counterclaim. All payments to be made by the Transferor or the Collection Agent under this Agreement shall be made free and clear and each of the Transferor and the Collection Agent hereby irrevocably and unconditionally waives all rights of any counterclaim, set-off, deduction or other defense, which the Transferor or the Collection Agent may have against the Company, or against each other, whether under contract (including this Agreement), Applicable Law, in equity or otherwise. The obligation of the Transferor and the Collection Agent to make the payments and deposits contemplated by this Agreement is absolute and unconditional.

SECTION 9.04. No Waiver; Remedies. No failure on the part of the Company to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.05. Binding Effect; Assignability; Third Party Beneficiary. This Agreement shall be binding upon and inure to the benefit of the Transferor, the Company, the Collection Agent and their respective successors and permitted assigns. The Transferor may not assign its rights and obligations or any interest herein or delegate any of its duties hereunder or under the other Transferor Documents, in each case, without the prior written consent of the Company. The Company may assign at any time all of its rights and obligations hereunder and interests herein without the consent of the Transferor or the Collection Agent. All such assignees, including parties to the Loan Agreement, shall be third party beneficiaries of, and shall be entitled to enforce the Company’s rights and remedies under, this Agreement to the same extent as if they were parties thereto, except to the extent specifically limited under the terms of their assignment. Without limiting the foregoing, the Transferor acknowledges (a) the assignment of Company’s rights and interests hereunder to the Administrative Agent (via the assignment by the Company to the Administrative Agent) pursuant to the Assignment of Agreements and agrees that, subject to the terms set forth in the Assignment of Agreements, the Sale Agreement and the Loan Agreement, the Administrative Agent (and any further assignee of any such assignee) shall have the right, as the assignee of the Company (or the assignee of such assignee), to enforce the Company’s rights and remedies under this Agreement directly against such party (including the right (i) to appoint a successor Collection Agent and (ii) to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement or the obligations in respect of the Transferor hereunder to the same extent as the Company may do), but without any obligation on the part of any such assignee to perform any of the obligations of the Company hereunder and (b) that the

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Administrative Agent, each Managing Agent, each Lender and each other Secured Party (as defined in the Loan Agreement) is an intended third party beneficiary of this Agreement to the same extent as if they were parties hereto, and that each of them is relying on, among other things, the representation and warranties of the Transferor hereunder in entering into the Loan Agreement. The Transferor and the Collection Agent agrees that it shall send to the Administrative Agent and each Managing Agent (at the address set forth in the Loan Agreement) a copy of all written notices required to be given by such Person to the Company hereunder.

SECTION 9.06. Term of this Agreement. This Agreement, including the Transferor’s and the Collection Agent’s obligation to observe its covenants set forth in Articles V and VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Transferor pursuant to Article IV, the indemnification and payment provisions of Article VIII and the provisions of Section 9.12 shall be continuing and shall survive any termination of this Agreement.

SECTION 9.07. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE; SERVICE OF PROCESS.

(a) THIS AGREEMENT SHALL, IN ACCORDANCE WITH § 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE COMPANY, THE TRANSFEROR, AND THE COLLECTION AGENT EACH HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSFEROR DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) Each party hereto agrees that service of process may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to it at its address specified in Section 9.02. Nothing in this Section 9.07 shall affect the right of any party to serve legal process in any other manner permitted by law.

SECTION 9.08. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY, THE TRANSFEROR AND THE COLLECTION AGENT EACH WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT, ANY OTHER TRANSFEROR DOCUMENT,

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ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

SECTION 9.09. Costs, Expenses and Taxes. In addition to the rights of indemnification granted to the Company and the other Indemnified Parties under Article VIII hereof, the Transferor agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Company and its assignee incurred in connection with the preparation, execution, delivery, administration (including periodic auditing permitted hereunder), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including rating agency fees, auditor fees, the annual servicing report referred to in Section 6.11 and out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of counsel for the Company and its assignee with respect thereto, and with respect to advising the Company and its assignee as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including counsel fees and expenses), incurred by the Company and its assignee in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

SECTION 9.10. No Proceedings. The Transferor and the Collection Agent each hereby agrees that it will not institute against, or join any other Person in instituting against, the Company any action, event or proceeding of the type referred to in Section 7.01(f) so long as there shall not have elapsed one year plus one day since the later of (i) the Collection Date and (ii) the date on which all of the Transferred Receivables are either collected in full or become Defaulted Receivables.

SECTION 9.11. Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement, the Sale Agreement, the Loan Agreement and the other Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

SECTION 9.12. Waiver of Consequential Damages. (a) Each of the Collection Agent and the Transferor agrees that no Indemnified Party shall have any liability to them or any of their equity holders or creditors in connection with this Agreement, the other Documents or the transactions contemplated thereby on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings), and hereby waives any such claim.

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(b) The Company agrees that none of the Transferor, the Collection Agent or their respective Affiliates shall have any liability to them or any of their equity holders or creditors in connection with this Agreement, the other Documents or the transactions contemplated thereby on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings), and hereby waives any such claim.

(c) The provisions of this Section 9.12 shall survive the termination of this Agreement.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY:	CHS RECEIVABLES FUNDING, LLC

By:
Name:
Title:

TRANSFEROR:	CHS/COMMUNITY HEALTH SYSTEMS, INC.

By:
Name:
Title:

Signature Page to

Receivables Purchase and Contribution Agreement

COLLECTION AGENT:	COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION

By:
Name:
Title:

Signature Page to

Receivables Purchase and Contribution Agreement

SCHEDULE I

CONDITION PRECEDENT DOCUMENTS

As required by Section 3.01 of the Agreement, each of the following items must be delivered to the Company on or before the Initial Transfer Date. Unless otherwise indicated, each of the documents below is dated as of March 21, 2012:

Document/Action

1.	Receivables Purchase and Contribution Agreement together with all schedules and exhibits

2.	Receivables Sale Agreement together with all schedules and exhibits

3.	Originator Notes (as defined in the Sale Agreement) for each of the Specified Originators individually and all of the other Originators collectively

4.	Assignment of Agreements

5.	Control Agreement with respect to Concentration Account

6.	Deposit Account Notification Agreement (Government Healthcare Receivables)

7.	Business Associate Agreement

8.	Secretary’s Certificate certifying and attaching (i) a copy of the certificate of incorporation or formation certified by the applicable Secretary of State, (ii) a copy of the operating agreement, by-laws or partnership agreement, as applicable, as amended through the Closing Date, (iii) a copy of the resolutions adopted, and (iv) the names and signatures of the officers authorized on its behalf to execute the agreements to be delivered by it, for each of:

(a)	Collection Agent

(b)	Each of the Originators

(c)	Transferor

9.	Good standing certificates and (if principal place of business is not the same as its jurisdiction of organization) certificates of foreign qualification from the applicable Secretary of State or other official, dated as of the date contained therein, with respect to each of the following entities as set forth below:

(a)	Collection Agent

(b)	Each of the Originators

(c)	Transferor

10.	Opinion of Kirkland & Ellis LLP, counsel for CHS and Borrower relating to issues of “true sale” and “non-consolidation”

11.	Opinion of Kirkland & Ellis LLP, counsel for Originators and CHS relating to issue of “true sale”

12.	Opinion of in-house counsel for Borrower, Collection Agent, Originators and CHS regarding additional corporate matters

13.	Opinion of Coppersmith Schermer & Brockelman PLC, health care counsel for the Company, Collection Agent, Originators and Transferor

14.	Opinion of Bradley Arant Boult Cummings LLP, Alabama local counsel for each of the Originators organized in such local counsel’s jurisdiction

15.	Opinion of Kutak Rock LLP, Arkansas local counsel for each of the Originators organized in such local counsel’s jurisdiction

Sch. I-1

Document/Action

16.	Opinion of Gammage & Burnham, PLC, Arizona local counsel for each of the Originators organized in such local counsel’s jurisdiction

17.	Opinion of Rutledge, Ecenia & Purnell, P.A., Florida local counsel for each of the Originators organized in such local counsel’s jurisdiction

18.	Opinion of Ballard Spahr LLP, Pennsylvania local counsel for each of the Originators organized in such local counsel’s jurisdiction

19.	Opinion of K&L Gates LLP, South Carolina local counsel for each of the Originators organized in such local counsel’s jurisdiction

20.	Opinion of Bradley Arant Boult Cummings LLP, Tennessee local counsel for each of the Originators organized in such local counsel’s jurisdiction

21.	Opinion of Liechty & McGinnis, LLP, Texas local counsel for each of the Originators organized in such local counsel’s jurisdiction

22.	Opinion of Hancock, Daniel, Johnson & Nagle, P.C., Virginia local counsel for each of the Originators organized in such local counsel’s jurisdiction

23.	Results of lien searches (including UCC and tax) from each of the relevant jurisdictions, dated as of the date contained therein, with respect to each of the following:

(a)	Collection Agent

(b)	Each of the Originators

(c)	Transferor

24.	Form of UCC-1 Financing Statement naming Transferor, as debtor/seller, the Company, as secured party/purchaser, and CA-CIB, as Administrative Agent, as Assignee which form shall be filed on or prior to the Initial Transfer Date

25.	Forms of UCC-1 Financing Statements (and UCC-3 as necessary) naming each Originator, as debtor/seller, Transferor, as secured party/purchaser, the Company, as assignee, and CA-CIB, as Administrative Agent, as assignee of the Company which form shall be filed on or prior to the Initial Transfer Date

26.	Forms of Financing statements, if any, necessary to terminate any financing statements covering the Receivables, Related Security or Collections previously filed against Transferor or any Originator in such Person’s jurisdiction of organization which forms shall be filed on or prior to the Initial Transfer Date

27.	Delivery of the most recent monthly report on March 20, 2012 with respect to the February 2012 collection period

Sch. I-2

SCHEDULE II

LEGAL NAME, JURISDICTION OF ORGANIZATION,

ORGANIZATIONAL ID NUMBER, PRINCIPAL PLACE OF BUSINESS,

CHIEF EXECUTIVE OFFICE, LOCATION OF RECORDS AND REGISTERED NAMES

The Legal Name of the Transferor is CHS/Community Health Systems, Inc.

The Transferor is organized in Delaware.

The Organizational ID Number of the Transferor is 2057824.

The principal place of business of the Transferor is 4000 Meridian Blvd., Franklin, TN 37067.

The chief executive office of the Transferor is 4000 Meridian Blvd., Franklin, TN 37067.

The Transferor keeps its Records at its principal place of business.

The Transferor does not have any currently registered trade names, fictitious names, assumed names or “doing business as” names or other names under which it is doing business.

Sch. II-1

EXHIBIT A

FORM OF ASSIGNMENT OF AGREEMENTS

Attached.

Ex. A-1

ASSIGNMENT OF AGREEMENTS

ASSIGNMENT, dated as of [            ] (the “Assignment”) by CHS/Community Health Systems, Inc. (the “First Assignor”), CHS Receivables Funding, LLC, as the Company under the Contribution Agreement (as defined below) (the “Second Assignor” and together with the First Assignor, each an “Assignor” and collectively, the “Assignors”), in favor of Credit Agricole Corporate and Investment Bank, as Administrative Agent under the Loan Agreement (as defined below) (the “Assignee”).

FOR VALUE RECEIVED, (i) the First Assignor hereby assigns, transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Second Assignor, and the Second Assignor hereby assigns, transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Assignee, all right, title and interest of the First Assignor in and to, and all benefits of the First Assignor under, and all monies due or to become due to the First Assignor under or in connection with, that certain Receivables Sale Agreement, dated March 21, 2012, among each of the Persons listed on Schedule I thereto as the originators, Community Health Systems Professional Services Corporation, as the collection agent and the authorized representative and the First Assignor, as buyer (as amended, restated, modified or supplemented from time to time in accordance with its terms, the “Sale Agreement”) and (ii) the Second Assignor hereby assigns, transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Assignee, all right, title and interest of the Second Assignor in and to, and all benefits of the Second Assignor under, and all monies due or to become due to the Second Assignor under or in connection with, that certain Receivables Purchase and Contribution Agreement, dated March 21, 2012, between the First Assignor and the Second Assignor (as amended, restated, modified or supplemented from time to time in accordance with its terms, the “Contribution Agreement”, and together with the Sale Agreement, each an “Agreement” and collectively, the “Agreements”), in each case, as a full assignment (subject to the qualifications set forth in paragraph 4 below) and as an assignment as collateral security for all present and future obligations of the Second Assignor under the Receivables Loan Agreement, dated as of March 21, 2012, among the Second Assignor, the Assignee and the other lenders party thereto (as such agreement may be amended, modified or supplemented from time to time in accordance with its terms, the “Loan Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined). The rights assigned by each Assignor pursuant to the foregoing assignment are referred to herein as the “Assigned Rights”.

The First Assignor hereby irrevocably authorizes the Second Assignor, and the Second Assignor hereby irrevocably authorizes the Assignee, (i) to exercise all right, title and interest of such Assignor in and to all benefits of such Assignor under each of the Agreements (to the extent constituting any part of the Assigned Rights), including as assignee of either Assignor, and (ii) to ask, demand, receive, receipt and give acquittance for the payment to the Assignee, as assignee of the applicable Assignor, of any monies due or to become due to such Assignor under either of the Agreements (to the extent constituting part of the Assigned Rights), as the Assignee in its discretion may deem necessary or desirable to realize the benefits hereof and protect the Assignee’s rights hereunder; provided that the exercise of the foregoing rights by the Assignee shall be subject to the terms and conditions of the Loan Agreement.

Each Assignor agrees, covenants, represents and warrants that:

1.	Such Assignor’s right, title and interest in the Sale Agreement, in the case of the First Assignor, and each of the Agreements, in the case of the Second Assignor, are owned by such Assignor free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except for Permitted Liens. Without the Assignee’s prior written consent, such Assignor will not sell, transfer, assign, pledge or grant a security interest or any other Lien in any of the Agreements to any other Person. Any such sale, transfer, assignment, mortgage, pledge or encumbrance without the Assignee’s written consent shall be void and of no force and effect.

2.	Each of the Agreements is in full force and effect and is valid and enforceable in accordance with its terms, subject to bankruptcy and similar laws affecting creditors generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law); the Agreements have not been modified, amended, altered or changed in any manner, except as permitted under paragraph 3 below; such Assignor will keep and perform the obligations to be kept and performed by it and will take all actions necessary and proper to keep each of the Agreements in full force and effect; and no Default, Event of Default (each as defined in the Loan Agreement), Termination or Event of Termination (each as defined in the Sale Agreement and the Contribution Agreement) has occurred and is continuing.

3.	Without the Assignee’s prior written consent, such Assignor will not amend (directly or indirectly), modify, supplement, waive compliance with, seek or grant a waiver under or assent to non-compliance with either of the Agreements to the extent such amendment, supplement or waiver would affect any material term or right thereunder or otherwise be adverse to the rights and interests of the Assignee.

4.	Such Assignor specifically acknowledges and agrees that the Assignee does not assume, and shall have no responsibility for, the payment of any sums due or to become due under either of the Agreements by such Assignor or the performance of any obligations to be performed under or with respect to each of the Agreements by such Assignor, and such Assignor hereby agrees to indemnify and hold the Assignee harmless with respect to any and all claims by any Person relating thereto, except for claims (i) that would constitute recourse for uncollectible Receivables due to the bankruptcy or insolvency of the related Obligor or (ii) arising out of the Assignee’s gross negligence, bad faith or willful misconduct. The Assignee, in its discretion, may file or record this Assignment.

5.

Subject to the terms and provisions of the Loan Agreement, following either (i)(x) the delivery of a Termination Declaration Notice or (y) the occurrence of an Event of Default under clause (g) of Section 7.01 of the Loan Agreement, or (ii) following the failure (in the Assignee’s reasonable judgment) of (x) the First Assignor or the Second Assignor to diligently exercise their respective duties, rights and remedies set forth under the Sale Agreement or the Contribution Agreement, as applicable and (y) the First Assignor or the Second Assignor to cure such failure within two Business Days after notice thereof from the Administrative Agent (the circumstances in either clause (i) or (ii) being a “Trigger of Assigned Rights”), the Assignee shall have all of the Assigned Rights (but none of the

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obligations) of each of the Assignors under each of the Agreements, including, without limitation, any and all rights to receive any and all payments due to either Assignor in connection with either of the Agreements (to the extent such payments constitute, arise from or are otherwise related to any of the Assigned Rights). Each Assignor agrees to execute and deliver any and all documents, additional assurances, writing or other instruments and take all further actions a may be reasonably requested by the Assignee to effectuate the purposes hereof and enable the Assignee to exercise all of the rights of the Assignors hereunder and under each of the Agreements. The specified rights and remedies to which the Assignee may resort under the terms of this Assignment are cumulative and are not intended to be exclusive of any other rights, remedies or means of redress to which the Assignee may be lawfully entitled; provided that the Assignee shall continue to comply with Section 10.14(d) of the Loan Agreement in connection with the exercise of such rights and remedies. Nothing contained in this Assignment and no act or action taken or not taken by the Assignee pursuant to the powers and rights granted to it hereunder or under any instrument shall be deemed to be a waiver by the Assignee of any of its rights and remedies against either Assignor in connection with or in respect of the Loan Agreement or either of the Agreements, which may be exercised by the Assignee prior to, simultaneously with, or subsequent to any action taken by the Assignee hereunder.

6.	Upon the occurrence of the Collection Date, this Assignment shall automatically terminate and shall be of no further force or effect.

7.	All rights of the Assignee hereunder and all obligations of the Assignors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Agreement, any other Collateral Document or any other agreement or instrument relating to any of the foregoing (including the Agreements), (ii) any change in the time, manner or place of payment of, or in any other term of, the Loan Agreement or any other Collateral Document, or any other amendment or waiver of or consent to any departure therefrom (including the Agreements), (iii) any exchange, release or nonperfection of any of the Receivables or any other collateral security, or any release or amendment or waiver of or consent to or departure from any guarantee, or (iv) any other circumstance which might otherwise constitute a defense available to or discharge of an Assignor, or any other Person in respect of the obligations under the Loan Agreement, the Sale Agreement, the Contribution Agreement, the Collateral Documents or in respect of this Assignment or any assignment hereunder. In case any one or more of the provisions contained in this Assignment should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

8.	This Assignment shall inure to the benefit of the Second Assignor and the Assignee and their respective permitted successors, assigns and designees, and shall be binding upon any subsequent owner of the First Assignor’s and the Second Assignor’s interest in and to the Agreements and upon the Second Assignor and its successors, assigns and designees.

9.	Each Assignor covenants to execute and deliver to the Assignee, upon demand, such additional assurances, writings or other instruments as may be reasonably required by the Assignee to effectuate the purpose hereof. This Assignment may not be changed orally.

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10.	This Assignment shall be governed by the laws of the State of New York, without giving effect to conflicts of law principles requiring the application of the laws of another jurisdiction.

11.	The First Assignor hereby irrevocably designates and appoints the Assignee, as assignee of the First Assignor, and the Second Assignor hereby irrevocably designates and appoints the Assignee, in each case, as attorney-in-fact of such Assignor with full power of substitution, and with authority, subject to the terms of the Loan Agreement: to execute and deliver for and on behalf of such Assignor any and all instruments, documents, agreements and other writings necessary or advisable for the exercise on behalf of such Assignor pursuant hereto of any rights, benefits or options created or existing under or pursuant to each of the Agreements and in this regard, to endorse the name of such Assignor on its behalf on any and all notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment on the Receivables, that may come into the Assignee’s possession; to execute proofs of claim and loss; to execute endorsements, assignments or other instruments of conveyance and transfer; to execute releases; and to do all other acts and things necessary and advisable in the discretion of the Assignee to carry out and enforce this Assignment. All acts done by the Assignee under the foregoing authorization are hereby ratified and approved, and neither the Assignee or its successors nor any designee or agent thereof shall be liable for any acts of commission or omission (other than acts committed or omitted through bad faith, gross negligence or willful misconduct), for any error of judgment or for mistake of facts or law. This power of attorney being coupled with an interest is irrevocable while this Assignment remains in force and effect. Notwithstanding the foregoing, the rights of the Assignee under this paragraph 11 shall be exercisable only upon a Trigger of Assigned Rights.

12.	Each of the Assignors agrees that any copy of this Assignment signed by such Assignor and transmitted by PDF copy or fax for delivery to the Assignee shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC., as First Assignor

By:

Title:

CHS RECEIVABLES FUNDING, LLC, as Second Assignor

By:

Title:

[Signature Page to Assignment of Agreements]

ACKNOWLEDGED BY:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Administrative Agent, as Assignee

By:

Title:

By:

Title:

[Signature Page to Assignment of Agreements]

EXHIBIT B

FORM OF BUSINESS ASSOCIATE AGREEMENT

Attached.

Ex. B-1

AMENDED AND RESTATED BUSINESS ASSOCIATE AGREEMENT

This CA-CIB Amended and Restated Business Associate Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Business Associate Agreement”) is made as of [            ] (the “Effective Date”), by and among CHS Receivables Funding, LLC and Community Health Systems Professional Service Corporation (collectively, “CHS Entity”) and Credit Agricole Corporate and Investment Bank (“CA-CIB”), for itself and each of the other lenders from time to time party to that certain Receivables Loan Agreement, dated as of March 21, 2012, among the CHS Entity, the lenders and managing agents party thereto from time to time and CA-CIB, as administrative agent for the lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), that on behalf of CHS Entity performs or assists in the performance of a function or activity involving PHI (as defined below) (collectively the “Parties”) amends and restates the Business Associate Agreement among the Parties, made as of March 21, 2012, as amended as of July 30, 2012, to comply with Privacy Standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. parts 160 and 164, subparts A and E (“the Privacy Rule”), the Security Standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. parts 160, and 164, subpart C (“the Security Rule”), and the Breach Notification Standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. part 164, subpart D (“the Breach Notification Rule”) (together with the Privacy Rule and the Security Rule are collectively referred to herein as the “HIPAA Rules”).

RECITALS

WHEREAS, CA-CIB performs, or assists in the performance of, functions or activities on behalf of CHS Entity (“Services”);

WHEREAS, in connection with these Services, CHS Entity may disclose to CA-CIB certain Protected Health Information (as defined below) that is subject to protection under the HIPAA Rules; and

WHEREAS, the HIPAA Rules require that CHS Entity receive adequate assurances that CA-CIB will comply with certain obligations with respect to the Protected Health Information received in the course of providing services to or on behalf of CHS Entity.

NOW THEREFORE, in consideration of the mutual promises and covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

A.	Definitions.

1.	Unless otherwise provided, all capitalized terms in the Agreement will have the same meaning as provided under the Privacy Rule, the Security Rule, and the Breach Notification Rule.

2.	Protected Health Information or PHI, as defined by the Privacy Rule, for this Business Associate Agreement means PHI that is received, created, maintained or transmitted from on behalf of, CHS Entity by CA-CIB.

B.	Purposes for which PHI May Be Disclosed to CA-CIB. In connection with the Services provided by CA-CIB to or on behalf of CHS Entity, CHS Entity may disclose PHI to CA-CIB during the performance of the Services; provided that it is the intention of the parties hereto that, prior to the continuance of an Event of Default (as such term is defined the Loan Agreement), CA-CIB and its Subcontractors shall not request any PHI, and, prior to the continuance of an Event of Default (as such term is defined the Loan Agreement) and CA-CIB’s request therefor, CHS Entity shall not provide to CA-CIB or its Subcontractors any PHI.

C.	Obligations of CA-CIB.

1.	Compliance with Laws. CA-CIB agrees to comply with applicable federal confidentiality and security laws, specifically the provisions of the Privacy Rule, Security Rule and Breach Notification Rule that are applicable to CA-CIB, and with the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (“HITECH”) Act, codified at 42 U.S.C. §§ 17921-17954 and any regulations issued by the Department of Health and Human Services (“HHS”) to implement the HITECH Act, as of the date by which CA-CIB is required to comply with such referenced statutes and regulations.

2.	Use and Disclosure of PHI. CA-CIB shall not use or disclose PHI except as necessary to provide Services or as Required by Law. CA-CIB may use and disclose PHI as necessary for the proper management and administration of CA-CIB, or to carry out its legal responsibilities, in which case CA-CIB shall:

(a)	provide information to members of its Workforce using or disclosing PHI regarding the confidentiality requirements of the Privacy Rule and this Business Associate Agreement;

(b)	obtain reasonable assurances from the person or entity to whom the PHI is disclosed that: (i) the PHI will be held confidential and further used and disclosed only as Required by Law or for the purpose for which it was disclosed to the person or entity; and (ii) the person or entity will promptly notify CA-CIB of any instances of which it is aware in which confidentiality of the PHI has been breached; and

(c)	agree to notify the designated Privacy Officer of CHS Entity of any instances of which it is aware in which the PHI is used or disclosed for a purpose that is not otherwise provided for in this Business Associate Agreement or for a purpose not expressly permitted by the HIPAA Rules within a reasonable time period.

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3.	Safeguards. CA-CIB shall maintain appropriate safeguards and comply, where applicable, with the Security Rule to ensure that PHI is not used or disclosed other than as permitted by this Business Associate Agreement or as Required by Law. CA-CIB shall implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of any electronic PHI it creates, receives from, maintains, or transmits on behalf of CHS Entity.

4.	Minimum Necessary. CA-CIB shall limit its uses and disclosures of PHI to the “Minimum Necessary,” i.e., that only PHI that is the minimum necessary to accomplish the intended purpose of the use, disclosure, or request is used or disclosed.

5.	Disclosure to Subcontractors. If CA-CIB discloses PHI received from CHS Entity, or created, received, maintained or transmitted by CA-CIB on behalf of CHS Entity, to a Subcontractor, CA-CIB shall require the Subcontractor to agree in writing to the same restrictions and conditions as apply to CA-CIB under this Business Associate Agreement. CA-CIB shall ensure that any Subcontractor agrees in writing to implement reasonable and appropriate safeguards and comply, where applicable, with the Security Rule to protect the confidentiality, integrity, and availability of the electronic PHI that it creates, receives from, maintains, or transmits on behalf of CHS Entity and comply with the other requirements of Sections C.1 and C.2 above.

6.	Individual Rights. To the extent CA-CIB agrees to maintain and possesses PHI in a Designated Record Set, CA-CIB agrees as follows:

(a)	Individual Right to Copy or Inspection. If an Individual makes a request for access directly to CA-CIB, CA-CIB will within five (5) business days forward such request in writing to CHS Entity. CHS Entity will be responsible for making all determinations regarding the grant or denial of an Individual’s request for PHI and CA-CIB will make no such determinations. Only CHS Entity will release PHI to an Individual pursuant to such a request. At the request of CHS Entity, CA-CIB will make available to CHS Entity the PHI requested by the Individual.

(b)	Individual Right to Amend. If an Individual makes a request to amend PHI directly to CA-CIB, CA-CIB will within five (5) business days forward such request in writing to CHS Entity. CHS Entity will be responsible for making all determinations regarding the grant or denial of an Individual’s request to amend PHI and CA-CIB will make no such determinations. At the request of CHS Entity, CA-CIB will amend PHI held by CA-CIB.

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(c)	Individual Right to an Accounting of Disclosures. CA-CIB agrees to maintain documentation of the information required to provide an Accounting of Disclosures of PHI in accordance with 45 C.F.R. § 164.528, and to make this information available to CHS Entity upon CHS Entity’s request, in order to allow CHS Entity to respond to an Individual’s request for Accounting of Disclosures. Such accounting is limited to disclosures that were made in the six (6) years prior to the request (not including disclosures prior to the compliance date of the Privacy Rule) and shall be provided for as long as CA-CIB maintains the PHI. If an Individual requests an Accounting of Disclosures directly from CA-CIB, CA-CIB will within five (5) business days forward the request and its Disclosure record to CHS Entity within a reasonable time period of CA-CIB’s receipt of the Individual’s request. CHS Entity will be responsible for preparing and delivering the Accounting to the Individual. CA-CIB will not provide an Accounting of its Disclosures directly to any Individual.

7.	Internal Practices, Policies and Procedures. Except as otherwise specified herein, CA-CIB shall make available its internal practices, policies and procedures relating to the use and disclosure of PHI, received from or created or received by or on behalf of CHS Entity, to the Secretary or his or her agents for the purpose of determining CHS Entity’s compliance with the HIPAA Rules, or any other health oversight agency, or to CHS Entity. CA-CIB shall make requested records, that are not protected by an applicable legal privilege, available in the time and manner specified by CHS Entity or the Secretary.

8.	Withdrawal of Authorization. If an Individual’s specific authorization is required for use or disclosure of PHI in this Business Associate Agreement, and the Individual revokes such authorization, the effective date of such authorization has expired, or such authorization is found to be defective in any manner that renders it invalid, CA-CIB shall, if it has notice of such revocation, expiration, or invalidity, cease the use and disclosure of the Individual’s PHI except to the extent it has relied on such use or disclosure, or if an exception under the Privacy Rule expressly applies.

9.	Reporting. CA-CIB agrees to report to CHS Entity the following:

(a)	Any use or disclosure of PHI not permitted by this Business Associate Agreement of which CA-CIB becomes aware.

(b)	Any Security Incident of which CA-CIB becomes aware, as follows:

(i)	Attempted incidents, i.e., those incidents that are unsuccessful, shall be reported to CHS Entity within 30 days of CHS Entity’s written request. CHS Entity will not make such a request more frequently than quarterly. If the definition of “Security Incident” is amended under the Security Rule to remove the requirement for reporting “unsuccessful” attempts to use, disclose, modify or destroy Electronic Protected Health Information, this Section 10(a) shall no longer apply as of the effective date of such amendment.

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(ii)	Successful unauthorized access, use, disclosure, modification, or destruction of information or interference with system operation shall be reported to CHS Entity within a reasonable time period.

(c)	Any Breach of Unsecured Protected Health Information, as defined in the Breach Notification Rule, in writing and without unreasonable delay and in any event within five (5) business days of the date CA-CIB learns of the incident giving rise to the Breach. CA-CIB will provide such information to CHS Entity as required in the Breach Notification Rule.

10.	Qualified Service Organizations. CA-CIB acknowledges that if it receives any patient information related to substance abuse treatment, detoxification, rehabilitation or counseling, it is fully bound by 42 CFR Part 2 (“the Part 2 regulations”) in receiving, storing, processing or otherwise dealing with this patient information. CA-CIB also agrees to resist in judicial proceedings any efforts to obtain access to this patient information except as permitted by the Part 2 regulations.

11.	Obligations of CHS Entity Assumed by CA-CIB. To the extent CA-CIB is to carry out any obligations of CHS Entity under the HIPAA Rules, CA-CIB will comply with the HIPAA Rules that apply to CHS Entity in the performance of such obligations.

D.	Obligations of CHS Entity. CHS Entity shall notify CA-CIB of any restriction on the use or disclosure of PHI to which CHS Entity has agreed in accordance with the relevant provisions of HIPAA, to the extent that such restriction may affect CA-CIB’s use or disclosure of PHI. CHS Entity agrees (i) to use appropriate safeguards to maintain and ensure the confidentiality, privacy and security of Protected Health Information transmitted to CA-CIB pursuant to this Business Associate Agreement, in accordance with the standards and requirements of HIPAA and the Privacy Standards and, as applicable, the Security Standards, until such Protected Health Information is received by CA-CIB; (ii) to inform CA-CIB of any consent or authorization, including any changes in or withdrawal of any such consent or authorization, provided to CHS Entity by an individual pursuant to 45 C.F.R. § 164.506 or § 164.508.

E.	Term and Termination.

1.	Term. This Business Associate Agreement shall be effective as of the Effective Date and shall be terminated concurrently with the termination of the Loan Agreement, or as otherwise provided in this Business Associate Agreement.

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2.	Termination for Breach. If CHS Entity determines that CA-CIB or its Subcontractors has breached a material term of this Business Associate Agreement, CHS Entity will provide CA-CIB with written notice of the breach and afford CA-CIB the opportunity to cure the breach to the satisfaction of CHS Entity. If CA-CIB or its Subcontractors do not cure the breach or end the violation within thirty (30) days, CHS Entity shall, if feasible, terminate: (a) this Business Associate Agreement; and (b) all of the provisions of the Facility Documents (as defined in the Loan Agreement) that involve the use or disclosure of Protected Health Information; provided, however, that such termination shall be deemed to be infeasible unless and until the Loan Agreement is likewise terminated in accordance with its terms or CA-CIB otherwise agrees in writing to such termination.

3.	Effect of Termination. Upon termination of this Business Associate Agreement for any reason, CA-CIB agrees to return or destroy all PHI received from CHS Entity, or created or received by CA-CIB on behalf of CHS Entity, maintained by CA-CIB in any form; provided that if CA-CIB determines that the return or destruction of PHI is not feasible, CA-CIB shall inform CHS Entity in writing of the reason thereof, and shall agree to extend the protections of this Business Associate Agreement to such PHI and limit further uses and disclosures of the PHI to those purposes that make the return or destruction of the PHI not feasible for so long as CA-CIB retains the PHI.

F.	Coordination of Business Associate and Covered Entity.

1.	Investigation. The Parties shall reasonably cooperate and coordinate with one another in the investigation of any violation of the requirements of the Business Associate Agreement and/or any Security Incident or Breach.

2.	Reports and Notices. The Parties shall reasonably cooperate and coordinate with one another in the preparation of any reports or notices to the Individual, a regulatory body or any third party required to be made under HIPAA, the HIPAA Rules, the HITECH Act, or any other Federal or State Laws, rules or regulations.

G.	Miscellaneous.

1.	Survival. The respective rights and obligations of CA-CIB under Section C of this Business Associate Agreement shall survive the termination of this Business Associate Agreement.

2.	Amendments. This Business Associate Agreement may not be changed or modified in any manner except by an instrument in writing signed by a duly authorized officer of each of the Parties hereto. The Parties, however, agree to amend this Business Associate Agreement from time to time to the extent necessary to allow CHS Entity and CA-CIB to comply with the requirements of the HIPAA Rules.

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3.	No Waiver. Failure or delay on the part of either Party to exercise any right, power, privilege or remedy hereunder shall not constitute a waiver thereof. No provision of this Business Associate Agreement may be waived by either Party except by a writing signed by an authorized representative of the Party making the waiver.

4.	Severability. The provisions of this Business Associate Agreement shall be severable, and if any provision of this Business Associate Agreement shall be held or declared to be illegal, invalid or unenforceable, the remainder of this Business Associate Agreement shall continue in full force and effect as though such illegal, invalid or unenforceable provision had not been contained herein.

5.	No Third Party Beneficiaries. Nothing in this Business Associate Agreement shall be considered or construed as conferring any right or benefit on a person not party to this Business Associate Agreement nor imposing any obligations on either Party hereto to persons not a party to this Business Associate Agreement.

6.	Headings. The descriptive headings of the articles, sections, subsections, exhibits and schedules of this Business Associate Agreement are inserted for convenience only, do not constitute a part of this Business Associate Agreement and shall not affect in any way the meaning or interpretation of this Business Associate Agreement.

7.	Entire Agreement. This Business Associate Agreement, together with all amendments, if applicable, which are fully completed and signed by authorized persons on behalf of both Parties from time to time while this Business Associate Agreement is in effect, constitutes the entire Business Associate Agreement between the Parties hereto and together with the Facility Documents (as defined in the Loan Agreement) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all previous written or oral understandings, agreements, negotiations, commitments, and any other writing and communication by or between the Parties with respect to the subject matter hereof.

8.	Interpretation. Any ambiguity in this Business Associate Agreement shall be resolved in favor of a meaning that permits CHS Entity to comply with the HIPAA Rules. The provisions of this Business Associate Agreement shall prevail over the provisions of any other Business Associate Agreement that exists between the Parties that may conflict with, or appear inconsistent with, any provision of this Business Associate Agreement or the HIPAA Rules.

9.	Regulatory References. A citation in this Business Associate Agreement to the Code of Federal Regulations shall mean the cited section as that section may be amended from time to time.

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Agreed to:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:

(Authorized Signature)

Name:

Title:

Date:

By:

(Authorized Signature)

Name:

Title:

Date:

Signature Page to Business Associate Agreement

(Administrative Agent)

Agreed to:

CHS Receivables Funding, LLC

By:

(Authorized Signature)
Name:

Title:

Date:

Community Health Systems Professional Service Corporation

By:
(Authorized Signature)

Name:

Title:

Date:

Signature Page to Business Associate Agreement

(Administrative Agent)

EXHIBIT C

FORM OF MONTHLY REPORT

Separately provided.

Ex. C-1

Annex E

Receivables Sale Agreement

[See attached.]

Annexes to Second Omnibus Amendment

RECEIVABLES SALE AGREEMENT

Dated as of March 21, 2012 (as amended through March 7, 2013),

Among

EACH OF THE PERSONS LISTED ON SCHEDULE I

AFFILIATED WITH

CHS/COMMUNITY HEALTH SYSTEMS, INC.

as the Originators,

and

COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION,

as the Collection Agent and the Authorized Representative

and

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

as the Buyer

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ii

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE I	Originators
SCHEDULE II	Condition Precedent Documents (Closing List)
SCHEDULE III	Legal Name, Jurisdiction of Organization, Organizational ID Number, Principal Place of Business, Chief Executive Office, Location of Records and Registered Names
SCHEDULE IV	[Intentionally Omitted]
SCHEDULE V	Specified Originators
SCHEDULE VI	Tax Liens

EXHIBITS

EXHIBIT A	Form of Assignment of Agreements
EXHIBIT B	Form of Originator Note
EXHIBIT C	Form of Business Associate Agreement
EXHIBIT D	Form of Monthly Report

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THIS RECEIVABLES SALE AGREEMENT, dated as of March 21, 2012 (as amended through March 7, 2013), among:

(1)	EACH OF THE PERSONS LISTED ON SCHEDULE I AFFILIATED WITH CHS/COMMUNITY HEALTH SYSTEMS, INC., (each an “Originator” and, jointly and severally, the “Originators”);

(2)	COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION, a Delaware corporation (“Professional Services”), in its capacity as the initial Collection Agent hereunder (in such capacity, the “Collection Agent”) and the initial Authorized Representative hereunder (the “Authorized Representative”); and

(3)	CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Buyer”)

PRELIMINARY STATEMENTS.

WHEREAS, the Originators desire to sell, and the Buyer desires to purchase, all of each Originator’s right, title and interest in the accounts receivable originated by such Originator on the terms and conditions provided herein;

WHEREAS, the Collection Agent may from time to time, in accordance with the Documents and subject to the restrictions thereunder, perform servicing duties with respect to the Purchased Property;

IT IS AGREED as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms.

(a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.

(b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

“AccessOne Program Receivables” means any Receivable that is subject to, and has not been repurchased pursuant to the terms of, (i) that certain Amended and Restated Receivables Purchase Agreement, dated October 19, 2004, between QHG of South Carolina, Inc. and HRA Financial Services, Inc., (ii) that certain Amended and Restated Receivables Purchase Agreement, dated October 15, 2004, between Mary Black Health System LLC and HRA Financial Services, Inc., as amended, restated, supplemented or modified from time to time, (iii) that certain Amended and Restated Receivables Purchase Agreement, dated October 12, 2004, between QHG of Enterprise, Inc. and AccessOne Medcard, Inc., as amended, restated, supplemented or modified from time to time, (iv) that certain Amended and Restated Receivables Purchase Agreement, dated October 12, 2004, between Carlsbad Medical Center, LLC and HRA Financial Services, Inc., as amended, restated, supplemented or modified from time to time, (v) that certain Amended and Restated Receivables Purchase Agreement, dated October 13, 2004, between Lea Regional Hospital, LLC and HRA Financial Services, Inc., as amended, restated, supplemented or modified from time to time, or (vi) that certain Amended and Restated Receivables Purchase Agreement, dated October 15, 2004, between Las Cruces Medical Center, LLC and HRA Financial Services, Inc., as amended, restated, supplemented or modified from time to time.

“Addition” has the meaning assigned to that term in Section 9.14(a).

“Administrative Agent” means, Credit Agricole Corporate and Investment Bank, as administrative agent under the Loan Agreement.

“Affiliate” when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person.

“Aggregate Purchase Price” means, as of any Settlement Date, the aggregate Purchase Price with respect to all Receivables Purchased by Buyer from the Originators during the related Collection Period.

“Agreement” means this Receivables Sale Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Allocable Share” means, with respect to each Originator on any Settlement Date, an amount equal to the Total Amount Owed to such Originator on such Settlement Date divided by the aggregate of the Total Amount Owed to all Originators on such Settlement Date.

“Applicable Law” means, as to any Person, all statutes, laws, ordinances, rules, and regulations of any Governmental Entity, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

“Assignment of Agreements” means that certain Assignment of Agreements, dated as of the Closing Date, among the Buyer, the Company and the Administrative Agent in the form attached hereto as Exhibit A, as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms and the terms hereof.

“Authorized Representative” has the meaning assigned to that term in Section 9.13(b).

“Bad Debt Reserve” means the allocable portion of the bad debt reserve on the books and records of the Originators as established and allocated from time to time by the Originators and the Collection Agent in their sole discretion with respect to the Receivables included in a Purchase.

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“Bankruptcy Law” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101, et seq.) as amended from time to time, or any successor statute, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable U.S. jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Base Rate” means, on any day, a fluctuating rate of interest per annum equal to the higher of (i) the per annum rate of interest equal to the PRBKCHMN Index as published by Bloomberg (or other commercially available source designated by the Administrative Agent) and (ii) 0.50% per annum above the Federal Funds Rate.

“Business Associate Agreement” means an agreement in substantially the form of Exhibit C, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Business Day” means a day of the year other than a Saturday or a Sunday on which banks are required to be open in New York City.

“Buyer” has the meaning assigned to that term in the Recitals.

A “Change in Control” shall be deemed to have occurred if (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the Closing Date), shall own, directly or indirectly, beneficially or of record, shares representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent, (b) a majority of the seats (other than vacant seats) on the board of directors of the Parent shall at any time be occupied by persons who were neither (i) nominated by the board of directors of the Parent, nor (ii) appointed by directors so nominated, (c) any change in control (or similar event, however denominated) with respect to the Parent, the Buyer or the Collection Agent (if it is an Affiliate of the Buyer, any Originator or the Parent) shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which such Person is a party (other than, under any indenture or agreement in respect of Material Indebtedness assumed in connection with a permitted acquisition or any change in control triggered by the permitted acquisition pursuant to which such Material Indebtedness was assumed), or (d) the Parent shall cease to own, directly or indirectly, beneficially and of record, (i) 100% of the issued and outstanding equity interests of the Buyer, any Originator (other than the Specified Originators) or the Collection Agent (if it is an Affiliate of the Buyer, any Originator or the Parent), or (ii) the percentage of the issued and outstanding equity interests of any Specified Originator listed on Schedule V hereto or such other percentage that is not less than 5% below such percentage listed on Schedule V.

“CHS” means CHS/Community Health Systems, Inc., a Delaware corporation.

“Closing Date” means March 21, 2012.

“CMS” means the Centers for Medicare and Medicaid Services of the United States Department of Health and Human Services.

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“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor and the regulations promulgated and rulings issued thereunder.

“Collection Account” means an account that is (i) maintained at a bank or other financial institution in the name of an Originator for the purpose of receiving Collections and (ii) subject to a Deposit Account Notification Agreement (Government Healthcare Receivables).

“Collection Account Bank” means a bank or other financial institution holding one or more Collection Accounts, which on the Closing Date shall be Bank of America, N.A., and on the Second Omnibus Amendment Effective Date shall be Bank of America, N.A., or Fifth Third Bank, as context requires.

“Collection Agency Receivable” means a Receivable that has been referred to a third party secondary collection agency by the Collection Agent.

“Collection Agent” means, at any time, the Person or Persons then authorized pursuant to Article VI to service, administer and collect Receivables, initially Professional Services, in such capacity.

“Collection Date” means the date following the Termination Date on which the aggregate Outstanding Balance of all Purchased Receivables (other than Purchased Receivables which have not been paid as a result of an Insolvency Proceeding with respect to an Obligor) has been reduced to zero and the Buyer has received all other amounts due to it in connection with this Agreement or any other agreement executed pursuant hereto or in connection herewith.

“Collection Period” means a calendar month.

“Collections” means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including insurance payments under any insurance policy and all cash proceeds of the Related Security with respect to such Receivable.

“Company” means CHS Receivables Funding, LLC, a Delaware limited liability company.

“Concentration Account” means an account, subject to a Control Agreement and maintained in the name of the Company at a Concentration Account Bank for the purpose of receiving transfers from the applicable Collection Accounts and for transacting all banking activities in accordance with the Facility Documents.

“Concentration Account Bank” means Bank of America, N.A., Fifth Third Bank or, with the prior written consent of the Administrative Agent, another bank or financial institution.

“Contract” means an insurance policy, contract or other instrument obligating an Obligor to make payment with respect to a Receivable.

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“Contractual Allowances” means, with respect to any Receivable, an amount set forth in the Monthly Report and approved by the Administrative Agent by which such Receivable, consistent with the applicable Originator’s historical collection experience, is expected to be reduced prior to payment thereof by the Obligor, as such amount may be adjusted, upwards or downwards, in the manner set forth in the Loan Agreement.

“Contribution Agreement” means that certain Receivables Purchase and Contribution Agreement dated as of the Closing Date, among the Transferor, the Company and the Collection Agent, as amended by the First Omnibus Amendment and the Second Omnibus Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof, together with all instruments, documents and agreements executed by any of the CHS Parties party thereto in connection therewith, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

“Control Agreement” means (a) that certain Deposit Account Control Agreement, dated as of the Closing Date, among the Company, the Administrative Agent and Bank of America, N.A., as the Concentration Account Bank, (b) that certain Deposit Account Control Agreement, dated as of the Second Omnibus Amendment Effective Date, among the Company, the Administrative Agent and Fifth Third Bank, as the Concentration Account Bank, and (c) each other Deposit Account Control Agreement entered into among the Company, the Administrative Agent and a Concentration Account Bank, in each case in form and substance satisfactory to the Administrative Agent, as each such agreement may be amended, modified, supplemented or restated in accordance with its terms and the terms hereof.

“Credit and Collection Policy” means the credit, contracting and collection policies and practices relating to Contracts and Receivables of the Originators previously provided to each Managing Agent, as modified in compliance with Section 6.02(c) of this Agreement and provided to or accessible to each Managing Agent in electronic format.

“Critical Accounting Policy” means the “Critical Accounting Policy” (as such term is defined in the annual report on Form 10-K of the Parent).

“Debt” of any Person means (a) indebtedness of such Person for borrowed money, (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) obligations of such Person to pay the deferred purchase price of property or services beyond ordinary course of business payment terms for trade payables, (d) obligations secured by a valid Lien upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (e) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (d) above.

“Defaulted Receivable” means a Receivable:

(a) as to which, as of the date that is 150 days after the Last Service Date, the amount paid thereon is less than the Expected Net Value of such Receivable (other than as a result of a miscalculation by the Collection Agent of Contractual Allowances),

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(b) as to which the Obligor thereof is currently the subject of an Insolvency Proceeding, or

(c) which, consistent with the Credit and Collection Policy, has been or should be written off the Buyer’s or an Originator’s books as uncollectible.

“Delinquent Receivable” means a Receivable, other than a Defaulted Receivable, as to which, as of the date that is 120 days after the Last Service Date, the amount paid thereon is less than the Expected Net Value of such Receivable (other than as a result of a miscalculation by the Collection Agent of Contractual Allowances).

“Deposit Account Notification Agreement (Government Healthcare Receivables)” means (a) that certain Deposit Account Notification Agreement (Government Healthcare Receivables), dated as of the Closing Date, among the Originators party thereto, the Administrative Agent, Bank of America, N.A., as the Collection Account Bank, and, solely for purposes of Section 11 thereof, CHS, (b) that certain Deposit Account Instructions and Service Agreement, dated as of the Second Omnibus Amendment Effective Date, among the Originators party thereto, the Administrative Agent and Fifth Third Bank, as the Collection Account Bank, and (c) each other agreement entered into by one or more Originators, the Administrative Agent and a Collection Account Bank providing for, among other things, standing revocable instructions by such Originators to transfer Collection Account funds to a Concentration Account and notification to the Administrative Agent of any change in such instructions, in each case in form and substance satisfactory to the Administrative Agent, in each case as such agreement may be amended, modified, supplemented or restated in accordance with its terms and the terms hereof.

“Distributed Funds” has the meaning assigned to that term in Section 2.03(a).

“Documents” means this Agreement, the, Contribution Agreement, the Loan Agreement, the Originator Documents, the Facility Documents, and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

“Eligible Obligor” means, at any time, an Obligor which is:

(a) not an Affiliate of the Company, CHS or any Originator;

(b) a resident of the United States;

(c) not the Obligor of Defaulted Receivables having an Expected Net Value in an aggregate amount of 25% or more of the aggregate Expected Net Value of all Receivables of such Obligor;

(d) not the subject of any Insolvency Proceeding; and

(e) an Insurer or a Governmental Entity.

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For the avoidance of doubt, an Obligor that is ineligible pursuant to two or more clauses above shall be counted as ineligible under this Agreement once, without duplication.

“Eligible Receivable” means, at any time, a Receivable:

(a) the Obligor of which is an Eligible Obligor;

(b) which is not a Delinquent Receivable, a Defaulted Receivable or a Collection Agency Receivable;

(c) which (i) is an “account”, including a health-care-insurance receivable, or a general intangible within the meaning of the UCC and is not evidenced by any instrument or chattel paper, (ii) unless it is an Unbilled Receivable, has been invoiced by the applicable Originator and as to which all performance and other action required to be taken in connection therewith by the applicable Originator (and, if applicable, the Company) for the Obligor has been so performed or taken, (iii) is denominated and payable only in U.S. Dollars, (iv) that has not been compromised in any manner that would reduce the amount payable with respect thereto in any manner not reflected in the Total Reserves or the Contractual Allowances with respect thereto (including by extension of time of payment) and, in any event, is payable in an amount approximating its Expected Net Value by the Obligor or Obligors identified by the applicable Originator in its records as being obligated to do so, (v) is net of any deductible limitations, commissions, fees, or other discounts, (vi) is based on an actual and bona fide rendition of services or sale of goods to the patient by the applicable Originator in the ordinary course of business, (vii) to the extent required under Applicable Law, is subject to a Patient Consent Form executed by the applicable patient, and (viii) satisfies all applicable requirements of, and, in the case of Receivables owed by Governmental Entities or Insurers, was originated and processed in accordance with, the Credit and Collection Policy or the Critical Accounting Policy, as applicable, and the billing requirements of the applicable Obligor except in any Immaterial Respect;

(d) which is payable in an amount at least equal to its Expected Net Value by the Obligor or Obligors identified by the applicable Originator in its records as being obligated to do so;

(e) the Originator of which (i) is not the subject of any Insolvency Proceeding and (ii) has not been the subject of a Removal;

(f) which is not the subject of any action, suit, proceeding or dispute (pending or threatened), setoff, counterclaim, defense, abatement, suspension, deferment, deductible, reduction or termination by the Obligor thereof (except for statutory rights of Governmental Entities that are not pending or threatened) unless, in the case of a Receivable from a Governmental Entity, Medicare/Medicaid Cost Report Liability Reserves have been established with respect thereto in an amount in compliance with the Critical Accounting Policy and otherwise reasonably satisfactory to the Administrative Agent;

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(g) which is not based on any cost report settlement or expected settlement due from any Governmental Entity;

(h) the invoice for the goods and services constituting the basis for which, has been prepared, delivered and is in a form such that, after application of all relevant Contractual Allowances adjustments have been applied to such Receivable and the invoiced balance thereunder, the expected payments for the invoiced goods and services will be in an amount approximating the Expected Net Value of such Receivable;

(i) the financing of which hereunder is made in good faith and without actual intent to hinder, delay or defraud present or future creditors of the Buyer or any Originator;

(j) the assignment of which (including the grant of a perfected security interest therein and the assignment of any Related Security) does not contravene or conflict in any material respect with any Applicable Law or any contractual or other restriction, limitation or restriction with regard to confidentiality;

(k) the Obligor with respect to which has been directed to make payments on such Receivable to a Lock-Box or Collection Account;

(l) the Contract with respect to which, (i) together with such Receivable, does not contravene in any material respect any Applicable Law (including laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such Applicable Law in any material respect, (ii) does not contain any provision prohibiting the grant of a Lien in such payment obligation from the patient to the Originator, from the Originator to the Buyer, from the Buyer to the Company or from the Company to the Administrative Agent, (iii) has been duly authorized and, together with such Receivable, constitutes the legal, valid and binding obligation of the Obligor, and (iv) was in full force and effect and applicable to the customer or patient at the time the goods or services constituting the basis for such Receivable were sold or performed;

(m) with respect to which no consents by any third party to the grant of a security interest therein are required other than consents previously obtained in writing by the applicable Originator;

(n) as to which the Administrative Agent has not notified the Company and the Collection Agent that the Administrative Agent has determined, in its reasonable business judgment exercised in good faith, that the inclusion of such Receivable (or class of Receivables (other than Medicare or Medicaid)) would have a material adverse effect on the program;

(o)    (i) which, prior to the grant of an interest therein pursuant to this Agreement, is owned by the applicable Originator free and clear of any Lien (other than Permitted Liens), and (ii) with respect to which, from and after the grant of an interest therein pursuant to this Agreement, the Buyer has a properly perfected first priority

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security interest therein, free and clear of any Lien (other than Permitted Liens) which has been assigned to the Administrative Agent, who has a properly perfected first priority security interest therein, free and clear of any Lien (other than Permitted Liens) (which, for clarity, will exclude Receivables originated by Kay County Oklahoma Hospital Company, LLC as “Eligible Receivables” until such time as the Kay County Lien is released and terminated in full);

(p) which is not an Ineligible Receivable;

(q) which, if it is an Unbilled Receivable, is not within 10 days of the statutory limit for billing and collection applicable to the Obligor thereof and is not aged more than 30 days from its Last Service Date;

(r) except for an Unbilled Receivable, all information set forth in the bill and supporting claim documents with respect to which is true, complete and correct except in any Immaterial Respect, and, in all cases, if additional information is requested by the Obligor, the Collection Agent (or related Originator) has or will promptly provide (or cause to be provided) the same, and if any error has been made with respect to such information, the Collection Agent (or related Originator) will promptly correct the same and, if necessary, rebill such Receivable;

(s) with respect to which the Originator’s Medicare or Medicaid cost reports have been examined and audited or “final settled” or for which a Notice of Program Reimbursement (“NPR”) has been issued by (i) as to Medicaid, the applicable state agency or other CMS designated agent or agents of such state agency, charged with such responsibility, or (ii) as to Medicare, the Medicare intermediary or other CMS designated agents charged with such responsibility, and there is no basis for any Governmental Entity to assert an offset with respect to such Receivable, including as the result of any unpaid amounts, with respect to any audit, financial settlement or NPR, except to the extent covered by Medicare/Medicaid Cost Report Liability Reserves; and

(t) is not an AccessOne Program Receivable.

For the avoidance of doubt, (i) a Receivable or portion of a Receivable that is ineligible pursuant to two or more clauses above shall be counted as ineligible under this Agreement once, without duplication, and (ii) so long as no Termination or Event of Termination is continuing, an Eligible Receivable that becomes ineligible under any clause hereunder may be resubmitted as an Eligible Receivable at a future date if and to the extent all qualifications under this definition are satisfied as of the date of resubmission (including curing the basis for the initial determination of ineligibility hereunder).

“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Parent, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

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“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) a failure by any Plan to meet the minimum funding standards (within the meaning of Sections 412 or 430 of the Code or Section 302 of ERISA) applicable to such Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Plan, (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by the Parent or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Parent or any of its ERISA Affiliates from any Plan or Multiemployer Plan, (f) the receipt by the Parent or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (g) the receipt by the Parent or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Parent or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 432 of the Code or Section 305 of ERISA, (h) the occurrence of a “prohibited transaction” with respect to which the Parent or any of the subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which the Parent or any such subsidiary could otherwise be liable or (i) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of the Parent or any subsidiary.

“Event of Termination” has the meaning assigned to that term in Section 7.01.

“Expected Net Value” means, with respect to any Receivable, the sum of (a) the gross unpaid amount of such Receivable on the date of creation thereof minus (b) all Contractual Allowances with respect to such Receivable.

“Facility Documents” has the meaning set forth in the Loan Agreement.

“Federal Funds Rate” means, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“First Omnibus Amendment” means that certain First Omnibus Amendment, made as of July 30, 2012, among the Borrower, as Borrower and as the Company, Scotia, as a Managing Agent, CA-CIB, as a Managing Agent and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Contribution Agreement, and the Sale Agreement, and as Authorized Representative (as defined in the Sale Agreement), CHS, as Transferor and as Buyer, and each of the Initial Originators, as Originators.

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“GAAP” means the generally accepted accounting principles in the United States in effect from time to time including, at any time after the adoption thereof in the United States, the generally accepted accounting standards from time to time developed and approved by the International Accounting Standards Board.

“Governmental Entity” means the United States of America, any state thereof, any political subdivision of a state thereof and any agency or instrumentality of the United States of America or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government. Payments from Governmental Entities will be deemed to include payments governed under the Social Security Act (42 U.S.C. §§ 1395 et seq.), including payments under Medicare, Medicaid and TRICARE/CHAMPUS, and payments administered or regulated by CMS; provided that for purposes of the definition of “Eligible Obligor”, Governmental Entities with respect to Medicaid-related and Medicare-related Receivables shall be treated as separate entities in the manner identified in the Monthly Report.

“Healthcare Laws” means all applicable statutes, laws, ordinances, rules, and regulations of any Governmental Entity with respect to regulatory matters primarily relating to patient healthcare, healthcare providers, and healthcare services (including Section 1128B(b) of the Social Security Act, as amended, 42 U.S.C. § 1320a 7(b) (Criminal Penalties Involving Medicare or State Health Care Programs), commonly referred to as the “Federal Anti-Kickback Statute,” HIPAA and the Social Security Act, as amended, Section 1877, 42 U.S.C. § 1395nn (Prohibition Against Certain Referrals), commonly referred to as “Stark Statute”).

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, Pub. L. No. 104-191, the Privacy Standards, the Security Standards, and the Privacy provisions (Subtitle D) of the Health Information Technology for Economic Clinical Health Act, Division A, Title XIII of Pub. L. 111-5, and its implementing regulations.

“Immaterial Respect” means, with respect to (1) any eligibility criteria relating to the Purchase of a Receivable, any non-compliance with such eligibility criteria that does not result in (i) the diminution in any amount whatsoever (x) in the timely payment or, (y) in the amount of Purchase Price of such Receivable, or (ii) the impairment exclusion, elimination or limitation of any material rights, remedies or benefit that otherwise would be available to obtain Collections on such Receivable, or (2) any representation or warranty hereunder, any breach of a representation or warranty that does not result in (i) the diminution in any amount whatsoever (x) in the timely payment or, (y) in the amount of Purchase Price of the Purchased Receivables, or (ii) the impairment exclusion, elimination or limitation of any material rights, remedies or benefit that otherwise would be available to obtain Collections on the Purchased Receivables.

“Indemnified Amounts” has the meaning assigned to that term in Section 8.01.

“Indemnified Parties” has the meaning assigned to that term in Section 8.01.

“Ineligible Receivable” means a Receivable on the books and records of an Originator in one of the following financial classes from the list of all financial classes categorized by the Originators set forth on the schedule of financial classes provided to the

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Buyer on the Closing Date: (i) Early-Out Blue Cross, (ii) Early-Out HMO/PPO, (iii) Early-Out Other Insurance, (iv) Champus, (v) Workers Comp., (vi) Other Governmental, (vii) Schip Standards, (viii) Schip Nonstandard, (ix) Industrial, (x) Auto Insurance Liability, or (xi) Other Non-Government.

“Initial Originators” means each of the Persons affiliated with the Parent and party to the Sale Agreement as of the Closing Date as an originator collectively, and “Initial Originator” means any of them individually.

“Initial Purchase” means the initial Purchase made by the Buyer hereunder.

“Initial Purchase Date” means March 26, 2012 or the first date thereafter on which all of the conditions precedent specified in Sections 3.01 and 3.02 have been satisfied.

“Insolvency Proceeding” means, with respect to any Person, any of the following events: (a) any proceeding shall be instituted by such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, dissolution, stay of proceedings, arrangement, adjustment, protection, relief, or composition of it or its debts under any Bankruptcy Law or (b) any proceeding shall be instituted against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, dissolution, stay of proceedings, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Bankruptcy Law, and such proceeding shall remain unstayed for a period of 60 days, or the requested adjudication, relief or other action sought thereby shall have been made, granted or taken.

“Insurer” means any Person (other than a Governmental Entity) which in the ordinary course of its business or activities agrees to pay for healthcare goods and services received by individuals, including commercial insurance companies, nonprofit insurance companies (such as the Blue Cross, Blue Shield entities), employers or unions which self insure for employee or member health insurance, prepaid health care organizations, preferred provider organizations, health maintenance organizations or any other similar Person. “Insurer” includes insurance companies issuing health, personal injury, workers’ compensation or other types of insurance but does not include any individual guarantor.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Kay County Lien” means (a) the tax lien evidenced by (i) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $9,594,943.55, prepared and signed at Nashville, Tennessee, on October 2, 2012, filed at the Kay County Clerk in the State of Oklahoma and recorded in Book F17, Page 95 on October 9, 2012, and (ii) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $9,594,943.55, prepared and signed at Nashville, Tennessee, on October 2, 2012, filed at the Oklahoma County Clerk, in the state of Oklahoma under filing no. 20121009030027290 on October 9, 2012; and (b) the tax lien evidenced by (i) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $1,191,207.26, prepared and signed at Nashville, Tennessee, on November 15, 2012,

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filed at the Kay County Clerk in the State of Oklahoma and recorded in Book F17, Page 104 on November 26, 2012, and (ii) the Notice of Federal Tax Lien filed against Kay County Oklahoma Hospital Company, LLC, for a total amount of $1,191,207.26, prepared and signed at Nashville, Tennessee, on November 15, 2012, filed at the Oklahoma County Clerk in the State of Oklahoma under filing no. 20121126030032200 on November 26, 2012.

“Last Service Date” means, with respect to any Receivable, the date on which the related patient was discharged from the care of the applicable Originator.

“Lenders” has the meaning set forth in the Loan Agreement.

“Lien” means a lien, assignment, mortgage, pledge, hypothecation, privilege, title retention, security interest, charge, hypothec, encumbrance or other right or claim of any Person.

“Loan Agreement” means that certain Receivables Loan Agreement, dated as of the Closing Date, among the Buyer, Professional Services, in its capacity as Collection Agent, the Lenders party thereto from time to time, the Managing Agents party thereto from time to time, and Credit Agricole Corporate and Investment Bank, as Administrative Agent, as amended by the First Omnibus Amendment and the Second Omnibus Amendment, and as such agreement may be further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Lock-Box” means a post office box to which Collections are remitted for retrieval by a Collection Account Bank and deposited by such Collection Account Bank into a Collection Account.

“Majority Lenders” has the meaning set forth in the Loan Agreement.

“Managing Agent” has the meaning set forth in the Loan Agreement.

“Material Adverse Effect” means a material adverse change since December 31, 2011 in, or a material adverse effect upon, (a) the operations, business, properties or financial condition of (i) the Originators taken as a whole, or the Collection Agent or (ii) the Parent and its subsidiaries, taken as a whole, (b) the ability of the Collection Agent, the Parent, CHS or any Material Originator to perform in any material respects their respective obligations under this Agreement or any other Document to which it is a party, or (c) (i) the legality, validity, binding effect or enforceability of any Document, or (ii) the perfection or priority of any ownership interest granted under any of the Documents (other than with respect to an immaterial amount of Purchased Property and which the applicable Originator, Collection Agent or CHS is diligently disputing by appropriate proceedings).

“Material Indebtedness” means any Debt (other than any Debt incurred under the Documents) of any one or more of the Parent, CHS, the Collection Agent or any Originator in an aggregate principal amount exceeding $50,000,000.

“Material Originator” means, as of any date of determination, any Originator or group of Originators, collectively, the Receivables of which constitute at least 7.5% of the average of the Net Receivables Balances determined as of the last day of each of the three consecutive Collection Periods occurring immediately prior to such date of determination.

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“Medicaid” means the medical assistance program established by Title XIX of the Social Security Act (42 U.S.C. § 1396 et seq.) and any statutes succeeding thereto.

“Medicare” means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. § 1395 et seq.) and any statutes succeeding thereto.

“Medicare/Medicaid Cost Report Liability Reserve” has the meaning set forth in the Loan Agreement.

“Monthly Distributed Funds” has the meaning assigned to that term in Section 2.03(a).

“Monthly Report” means a report, in substantially the form of Exhibit D, executed by a Responsible Officer of the Collection Agent and furnished to the Administrative Agent and each Managing Agent pursuant to Section 2.03.

“Monthly Report Due Date” means, with respect to any Collection Period, the 20th day of the calendar month following such Collection Period, or, if such day is not a Business Day, the next succeeding Business Day.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA that is contributed to by the Buyer or with respect to which the Buyer has any liability (including on behalf of any ERISA Affiliate).

“Net Receivables Balance” has the meaning set forth in the Loan Agreement.

“Noncomplying Receivable” means any Receivable with respect to which the Authorized Representative has received notice from the Buyer or the Collection Agent (or following a Termination or Event of Termination, the replacement Collection Agent) that such Receivable was included in calculations contained in the most recently delivered Monthly Report as an Eligible Receivable that was not an Eligible Receivable as of the date purchased hereunder or that an Originator otherwise breached any representation, warranty or covenant made with respect to such Receivable hereunder when purchased.

“Noncomplying Receivable Portion” means, with respect to any Noncomplying Receivable, the portion of such Receivable that has caused such Receivable to be classified as a Noncomplying Receivable (whether due to a dispute, discount, deduction, claim, offset, defense or counterclaim of any kind relating to such Receivable or any other performance related or contractual dilution affecting such Receivable, including, without limitation, product quality, warranties, setoffs, deductions, discounts, rebates, incentive programs and adjustments) such that, if such amount is paid to the Buyer pursuant to Section 2.03(b), the remaining Outstanding Balance of such Receivable shall constitute an Eligible Receivable in all respects.

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By way of example, if the Buyer purchased a Receivable hereunder with an Expected Net Value of $1,100,000 and, by virtue of clerical error, the Expected Net Value was overstated by $100,000 (i.e., the Expected Net Value as of the Purchase Date was in fact $1,000,000), the Noncomplying Receivable Portion of such Receivable is equal to $100,000.

“Noncomplying Receivables Adjustment” means, with respect to any Collection Period, an amount equal to the aggregate of, with respect to each Receivable which the Collection Agent or the Buyer (or its assigns) has identified to the Authorized Representative as a Noncomplying Receivable during such Collection Period, either (i) as of any date prior to the Termination Date that no Termination or Event of Termination is outstanding, the Noncomplying Receivable Portion of each such Receivable, and (ii) in all other circumstances, the Outstanding Balance of each such Receivable.

“Notice” means such notice letter or form delivered by an Originator to an Obligor directing such Obligor to make payments on Receivables solely into a Collection Account.

“NPR” has the meaning assigned to that term in clause (s) of the defined term “Eligible Receivable”.

“Obligor” means an Insurer or Governmental Entity, as applicable, who is responsible for the payment of all or any portion of a Receivable. For the avoidance of doubt, the term “Obligor” shall not include any Person that is currently classified in a “self-pay” financial class by the Collection Agent.

“Originator” and “Originators” has the meaning assigned to that term in the Recitals.

“Originator Documents” means this Agreement, the Control Agreement, the Deposit Account Notification Agreement (Government Healthcare Receivables) and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement.

“Originator Loan” has the meaning assigned to that term in Section 2.03(c)(i).

“Originator Notes” means the subordinated promissory notes, each of which is (i) payable to the Authorized Representative as the paying agent for one or more Originators and (ii) is substantially in the form of Exhibit B attached hereto.

“Outstanding Balance” of any Receivable at any time means (x) the Expected Net Value of such Receivable, minus (y) the aggregate amount of (i) all Collections received in the applicable Concentration Account with respect to such Receivable, and (ii) all Noncomplying Receivables Adjustment with respect to such Receivable that have been applied or paid in accordance with Section 2.03.

“Parent” means Community Health Systems, Inc., a Delaware corporation.

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“Parent Credit Agreement” means that certain Credit Agreement, dated as of July 25, 2007, as amended and restated as of November 5, 2010, and February 2, 2012, and as further amended by the Replacement Revolving Credit Facility and Incremental Term Loan Assumption Agreement dated as of March 6, 2012, among CHS, as borrower, the Parent, the lenders party thereto, and Credit Suisse AG, as administrative agent and as collateral agent for the lenders, as such agreement may be further amended, modified, supplemented or restated from time to time in accordance with its terms.

“Patient Consent Form” means a form signed by each patient for which a Receivable has been or will be created: (i) with respect to Receivables originated on or prior to September 30, 2012, that is in form and substance consistent in all material respects with those forms used by the applicable Originator in the ordinary course of its business, and (ii) with respect to Receivables originated after September 30, 2012, that is in form and substance in compliance with Applicable Law to permit an Originator to disclose certain demographic and health information with respect to each patient to the Originator’s servicing agents and by such servicing agents and to any other Person (including the Administrative Agent and any Collection Agent) in the manner required or otherwise contemplated under the Facility Documents, except that, to the extent Applicable Law requires the Patient Consent Form to list specific persons or entities who may receive such patient information, such Patient Consent Form need not list the specific servicing agents or any other Person, including the Administrative Agent or any Collection Agent, in order to satisfy the requirements of this definition.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Liens” means (a) liens for taxes, fees, assessments and other governmental charges that are not delinquent and in respect of which adequate reserves have been established, (b) any Lien created by or in connection with any Facility Document, (c) Liens created by or in connection with the Parent Credit Agreement which, by their terms, do not attach to Purchased Receivables or any rights, title or interest in or to any of the Documents, except that the Originator Notes may be pledged to the extent required by the Parent Credit Agreement, and (d) Liens (i) which do not interfere in any material respect with the business of any Originator, or (ii) arising from precautionary UCC financing statements or similar filings made in respect of operating leases entered into by an Originator, in each case under this clause (d), which do not secure any Debt.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, sponsored, maintained or contributed to by the Parent or an Originator, with respect to an Originator or Parent has any liability (including on behalf of any ERISA Affiliate).

“Professional Services” has the meaning assigned to that term in the Recitals.

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“Purchase” means a purchase of Purchased Property by the Buyer from an Originator pursuant to Section 2.01.

“Purchase Date” has the meaning assigned to that term in Section 2.01(a).

“Purchase Price” means, with respect to any Purchase on any date, the aggregate Expected Net Value of the Receivables included in such Purchase minus the Bad Debt Reserve.

“Purchased Property” means (i) all outstanding Receivables sold or intended to be sold under this Agreement, (ii) all Related Security relating to such Receivables and (iii) all Collections with respect to, and other proceeds of such Receivables.

“Purchased Receivable” means any Receivable included in the Purchased Property.

“Receivables” means all accounts (including health-care-insurance receivables), instruments and general intangibles, whether now existing or hereafter arising, and all proceeds of any of the foregoing, in each case, consisting of rights of payment arising out of the rendition of medical, surgical, diagnostic or other professional medical services or the sale of medical products by an Originator in the ordinary course of its business, including all third-party reimbursable portions or third-party directly payable portions of health-care-insurance receivables or general intangibles owing (or in the case of Unbilled Receivables, to be owing) by an Obligor, including all rights to reimbursement from Obligors under any agreements with Obligors or other Persons and payments from Obligors, together with all books, records, ledger cards, rights to access and use data processing records, rights to use computer software, and other property at any time used or useful in connection with, evidencing, embodying, referring to, or relating to any of the foregoing. For the avoidance of doubt, this definition shall not include any Self Pay Obligation.

“Records” means all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, punch cards, rights to access and use data processing software and related property and rights) maintained with respect to Receivables and the related Obligors.

“Related Removals” means all proposed Removals of Originators made in connection with one or more Originators being party to or the subject of a transaction or series of related transactions (such as merger, sale or lease transactions).

“Related Security” means with respect to any Receivable:

(a) all of the applicable Originator’s interest in the merchandise (including returned, repossessed or foreclosed merchandise), if any, relating to the sale which gave rise to such Receivable;

(b) all other Liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

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(c) the assignment to the Buyer of all UCC financing statements or similar documents covering any collateral securing payment of such Receivable;

(d) all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

(e) all Records; and

(f) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, securities accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

“Removal” has the meaning assigned to that term in Section 9.14(b).

“Responsible Officer” means, with respect to any Person, its president, company controller, vice president, treasurer or chief financial officer designated by resolution of such Person as being authorized to deliver notices, reports and certificates under this Agreement.

“Revolving Principal Balance” has the meaning set forth in the Loan Agreement.

“Second Omnibus Amendment” means that certain Second Omnibus Amendment, made as of March 7, 2013, among the Company, as Borrower and as the Company, the Conduit Lenders, Scotia, as a Managing Agent and as a Committed Lender, BTMU, as a Managing Agent and as a Committed Lender, Credit Agricole Corporate and Investment Bank, as a Managing Agent, as a Committed Lender and as Administrative Agent, the Collection Agent, as Collection Agent under each of this Agreement, the Contribution Agreement, and the Loan Agreement, and as Authorized Representative, CHS, as Transferor, as Buyer and individually (as a performance undertaking party), and each of the Initial Originators and Supplemental Originators, as Originators.

“Second Omnibus Amendment Effective Date” means March 7, 2013.

“Self Pay Obligations” means, as of any date, all accounts, instruments and general intangibles, whether now existing or hereafter arising, that are payable by a Person other than an Obligor and classified in a “self pay” financial class by the Collection Agent as of such date and all proceeds of any of the foregoing, in each case, consisting of rights of payment arising out of the rendition of medical, surgical, diagnostic or other professional medical services or the sale of medical products by an Originator in the ordinary course of its business.

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“Servicer Termination Event” means the occurrence of any of the following:

(a) any Event of Termination;

(b) any withdrawal by the Collection Agent from a Collection Account or a Concentration Account in contravention of or otherwise not in accordance with the terms of this Agreement or any other Facility Document;

(c) any failure on the part of the Collection Agent duly to comply in any material respect with any of its duties, covenants or obligations hereunder, as “Collection Agent” under this Agreement, the Contribution Agreement, the Loan Agreement or under any Document, any Contract, any Applicable Law with respect to any Receivable, or under the standards, duties and obligations set forth in the Credit and Collection Policy, in each case, as determined by the Buyer (or its assigns) in the exercise of its reasonable commercial judgment, which failure shall continue uncured or unwaived for a period of 10 days (if such failure can be remedied) after the earlier to occur of (x) the date on which written notice of such failure shall have been given to the Collection Agent by the Buyer or its assigns, and (y) the date on which a Responsible Officer of the Collection Agent acquires knowledge thereof;

(d) the Collection Agent agrees to or otherwise permits to occur any material change in the Credit and Collection Policy that is not in compliance with Section 6.02(c);

(e) Professional Services (if then acting as Collection Agent) assigns its rights or obligations as “Collection Agent” hereunder to any Person without the consent of the Administrative Agent and the approval of each Managing Agent (as required by Section 6.01);

(f) any financial or other information reasonably requested by the Administrative Agent or any Managing Agent is not provided as requested within a reasonable amount of time following such request; or

(g) any representation or warranty made or deemed made by the Collection Agent or any of its officers under or in connection with this Agreement or any other Facility Document shall have been false, incorrect or misleading in any material respect when made or deemed made.

“Servicing Fee” means a fee payable by the Buyer to the Collection Agent on each Payment Date equal to 1.0% per annum on the aggregate Purchase Price of the Purchased Receivables outstanding during the immediately preceding calendar month, payable solely from available Collections.

“Settlement Date” means, with respect to each Purchase, the Monthly Report Due Date covering the monthly period in which the related Purchase Date occurred.

“Specified Originators” means the Originators listed on Schedule V, which Schedule also sets forth the percentage ownership of the issued and outstanding equity interests of each such Originator that is held by CHS and its subsidiaries as of the Second Omnibus Amendment Effective Date.

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“Supplemental Originators” means each of the Persons affiliated with the Parent and added as a party to this Agreement as of the Second Omnibus Amendment Effective Date as an originator collectively, and “Supplemental Originator” means any of them individually.

“Termination” means any event or circumstance that but for notice or lapse of time or both would constitute an Event of Termination.

“Termination Date” means the date on which the Originators’ obligation to sell and the Buyer’s obligation to purchase Receivables hereunder terminates, which date shall occur on the earliest of (i) the delivery of a Termination Declaration Notice, (ii) the occurrence of any event described in clause (i)(B) or clause (i)(C) of Section 7.01(f), (iii) the occurrence of any event described in Section 7.01(d) and (iv) the date on which all amounts payable under the Documents have been paid in full and all commitments under the Documents have been terminated.

“Termination Declaration Notice” has the meaning assigned to that term in Section 7.01.

“Total Amount Owed” means, with respect to an Originator on any given Settlement Date, the sum of the principal amount owed to such Originator under the applicable Originator Note on the preceding Settlement Date (after all distributions and payments on such date) and the aggregate Expected Net Value of Receivables transferred by such Originator to the Buyer during the Collection Period related to the given Settlement Date.

“Total Reserves” has the meaning set forth in the Loan Agreement.

“Transferor” means CHS in its capacity as the Transferor under the Contribution Agreement.

“TRICARE/CHAMPUS” means the Civilian Health and Medical Program of the Uniformed Service, a program of medical benefits covering former and active members of the uniformed services and certain of their dependents, financed and administered by the United States Departments of Defense, Health and Human Services and Transportation and established pursuant to 10 USC §§ 1071-1106, and all regulations promulgated thereunder including (1) all federal statutes (whether set forth in 10 USC §§ 1071-1106 or elsewhere) affecting TRICARE/CHAMPUS, and (2) all rules, regulations (including 32 CFR 199), manuals, orders and administrative, reimbursement, and other guidelines of all Governmental Entities (including the Department of Health and Human Services, the Department of Defense, the Department of Transportation, the Assistant Secretary of Defense (Health Affairs), and the Office of TRICARE/CHAMPUS, or any Person or entity succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing (whether or not having the force of law) in each case as may be amended, supplemented or otherwise modified from time to time.

“Trigger Event” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

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“Unbilled Receivable” means a Receivable in respect of which the goods have been shipped, or the services rendered, to the relevant customer or patient, rights to payment thereon have accrued, but the invoice has not been rendered to the applicable Obligor.

“United States” or “U.S.” means the United States of America.

“U.S. Dollars” or “US $” means the lawful currency of the United States.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Other Terms. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein are used herein as defined in such Article 9. The words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended or supplemented and not to any particular section, subsection, or clause contained in this Agreement, and all references to Sections, Exhibits and Schedules shall mean, unless the context clearly indicates otherwise, the Sections hereof and the Exhibits and Schedules attached hereto, the terms of which Exhibits and Schedules are hereby incorporated into this Agreement. Whenever appropriate, in the context, terms used herein in the singular also include the plural, and vice versa. The words “including”, “included” and words of similar impact are not limiting.

SECTION 1.03. Accounting Terms and Principles. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all accounting determinations required to be made pursuant hereto and all financial statements prepared hereunder shall, unless expressly otherwise provided herein, be made in accordance with GAAP. If there occurs after the date hereof any change in GAAP that affects in any respect the calculation of any financial ratio or covenant, the Originators and the Buyer and its assigns shall negotiate in good faith any amendment required in this Agreement with the intent of having the respective positions of the Originators and the Buyer after such change conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, all calculations shall be made as if no change in GAAP has occurred.

SECTION 1.04. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

ARTICLE II

AMOUNTS AND TERMS OF THE PURCHASES.

SECTION 2.01. Agreement to Purchase.

(a) On the Initial Purchase Date and on each Business Day after the Initial Purchase until the Termination Date (each, a “Purchase Date”), on the terms and conditions

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hereinafter set forth, and without recourse to the Originators (except to the extent specifically provided herein), each of the Originators hereby offers to sell to the Buyer and, upon satisfaction of the applicable conditions set forth in Article III, each of the Originators does hereby sell and the Buyer does hereby purchase from each of the Originators on such Purchase Date all Receivables owned by such Originator as of the close of business on the immediately preceding Business Day (other than any AccessOne Program Receivables originated prior to the date that is 30 days after the Closing Date) which have not been previously sold to the Buyer hereunder, together with all of the Related Security relating to such Receivables and all Collections with respect to and other proceeds of such Receivables.

(b) The Buyer shall convey to the Authorized Representative, for the benefit of the Originators, the Purchase Price in respect of each Purchase, which shall be conveyed in the manner provided in Sections 2.02 and 2.03.

(c) Effective on each Purchase Date hereunder, the Buyer shall own the Purchased Property that was sold by the Originators to the Buyer on such Purchase Date, and the Originators shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such Purchased Property.

(d) It is the intention of the parties hereto that each Purchase of Receivables to be made hereunder shall constitute a “sale of accounts,” as such term is used in Article 9 of the UCC of the State of New York, and not a loan secured by such accounts. Each sale of Receivables by an Originator to the Buyer is made without recourse; provided, however, that (i) the Originators shall be jointly and severally liable to the Buyer for all representations, warranties and covenants made by any Originator pursuant to the terms of this Agreement, (provided, that the liability of the Specified Originators shall be limited to representations, warranties and covenants relating to the Purchased Property of each such Specified Originator), and (ii) such sale does not constitute and is not intended to result in an assumption by the Buyer or any assignee thereof of any obligation of any Originator or any other Person arising in connection with the Purchased Property, or any other obligations of any Originator. In view of the expressed intention of the parties hereto that the Purchases of Receivables to be made hereunder shall constitute a sale of such Receivables, each Originator agrees to note on its financial statements that the Receivables have been sold to the Buyer to the extent other treatment in the financial statements is not required by GAAP. If at any time contrary to the mutual intent of the Originators and the Buyer a court characterizes the transactions hereunder as loans by the Buyer to the Originators, then each of the Originators shall, effective as of the Closing Date (with respect to Initial Originators) or the Second Omnibus Amendment Effective Date (with respect to Supplemental Originators), be deemed to have granted (and each Initial Originator has granted and each Supplemental Originator hereby does grant) to the Buyer a first priority security interest in all of its right and title to and interest in all Purchased Property and the proceeds thereof as security for such loans and for the repayment of all amounts advanced to the Originators hereunder with accrued interest thereon, and this Agreement shall be deemed to be a security agreement.

(e) In no event does any Originator pledge, sell or offer to sell, nor does the Buyer obtain a security interest, purchase or offer to purchase from any Originator, (A) any Self Pay Obligation or any collections thereon or proceeds thereof or (B) any account, general

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intangible, instrument, license, property right, permit or any other contract or agreement to which such Originator is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest or such sale shall constitute or result in (x) the abandonment, invalidation or unenforceability of any right, title or interest of such Originator therein, or (y) a violation of a valid and enforceable restriction in respect of such account, general intangible, instrument, license, property right, permit or any other contract or agreement or other such rights (1) in favor of a third party or (2) under any Applicable Law; provided, however, that such security interest shall attach, or such sale shall be consummated, immediately at such time as the condition causing such abandonment, invalidation or unenforceability, as the case may be, shall be remedied and, to the extent severable, shall attach or be consummated, as applicable, immediately to any portion of such account, general intangible, instrument, license, property right, permit or any other contract or agreement that does not result in any of the consequences specified in the immediately preceding clause (x) or clause (y) including any proceeds of such account, general intangible, instrument, license, property rights, permit or any other contract or agreement.

SECTION 2.02. Payment for the Purchases.

(a) With respect to each Purchase, the Buyer shall pay to the Authorized Representative for the benefit of the applicable Originator(s) an amount equal to the Purchase Price for such Purchased Property by means of any one or combination of the following in accordance with the terms of Section 2.03: (i) a transfer of funds to the Authorized Representative (for distribution or crediting by the Authorized Representative to such Originators), and (ii) an Originator Loan in accordance with Section 2.03(c)(ii).

(b) Settlement of the amounts specified in the foregoing clause (a) shall be effected as provided in Section 2.03.

(c) Each of the Originators hereunder shall be deemed to have certified, with respect to the Purchased Property to be Purchased by the Buyer on any Purchase Date, that its representations and warranties contained in Sections 4.01 and 4.02 are true and correct on and as of such day, with the same effect as though made on and as of such day (other than any representation or warranty that is made as of a specific date), and that no Termination or Event of Termination has occurred and is continuing or would result therefrom.

SECTION 2.03. Settlement Procedures.

(a) On each Business Day during the term of this Agreement, the Buyer (or the Collection Agent on behalf of the Buyer) shall remit to the Authorized Representative for the benefit of the Originators all funds that are received by the Buyer on such Business Day pursuant to the Contribution Agreement and the Buyer may (but is not required to) remit additional funds to the Authorized Representative for the benefit of the Originators. The funds transferred to the Authorized Representative for the benefit of the Originators on a Business Day pursuant to the preceding sentence constitute the “Distributed Funds” for such Business Day, and all Distributed Funds transferred to the Authorized Representative for the benefit of the Originators during a Collection Period constitute the “Monthly Distributed Funds” for such Collection Period.

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(b) The Monthly Report with respect to each Collection Period shall specify, among other things, the Aggregate Purchase Price, the aggregate Monthly Distributed Funds and the Noncomplying Receivables Adjustment due to the Buyer from the Originators, in each case in respect of such Collection Period.

(c) On each Settlement Date, based on calculations set forth in the Monthly Report:

(i) Monthly Distributable Funds for such Collection Period will be credited to each Originator by the Authorized Representative in proportion to the Allocable Share of each Originator on such Settlement Date, to be applied in the following order:

(1) first, so long as (i) no Event of Termination exists, (ii) no Event of Default exists under the Loan Agreement and (iii) no Event of Termination exists under the Contribution Agreement and otherwise to the extent permitted under the Originator Notes, to accrued and unpaid interest owed to such Originator in respect of the Originator’s interest in the applicable Originator Note;

(2) next, so long as (i) no Event of Termination exists, (ii) no Event of Default exists under the Loan Agreement and (iii) no Event of Termination exists under the Contribution Agreement and otherwise to the extent permitted under the Originator Notes, to the extent of remaining amounts, to unpaid principal owed to such Originator in respect of such Originator’s interest in the applicable Originator Note;

(3) then, to the extent of remaining amounts, to pay the unpaid Purchase Price of Receivables transferred by such Originator to the Buyer; and

(4) any remaining Monthly Distributed Funds shall be returned to the Buyer, unless the Buyer elects to treat such amounts as Monthly Distributed Funds for the following Collection Period; and

(ii) to the extent that the funds available in the preceding clause (c)(i)(3) are insufficient to pay the full unpaid Purchase Price of Receivables transferred by an Originator to the Buyer during the applicable Collection Period, the remaining amount owing to such Originator shall be treated as a loan from such Originator (an “Originator Loan”) and shall be added to the principal balance of the applicable Originator Note on such Originator’s account.

(d) If the Authorized Representative or the Buyer notifies the Collection Agent of any exceptions to its calculations in the Monthly Report, the Authorized Representative and the Buyer shall promptly endeavor to resolve and reconcile the matters set forth in such notice.

(e) The Authorized Representative on behalf of the relevant Originators shall make a payment to the Buyer, within two Business Days of notice thereof and in immediately available funds in an amount equal to the Noncomplying Receivables Adjustment with respect to any Noncomplying Receivables identified by the Collection Agent or the Buyer (or its assigns) from time to time. Notwithstanding such payment obligation, on any Settlement Date prior to

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the occurrence of a Termination or Event of Termination, the Buyer in its sole discretion may elect to setoff or subtract all or a portion of such Noncomplying Receivables Adjustment for the related Collection Period from the Aggregate Purchase Price which would otherwise be paid to the Originators on such day, which setoff will reduce such payment obligation on a dollar for dollar basis.

SECTION 2.04. Payments and Computations, Etc. The payment or deposit of all amounts to be paid by the Originators or the Collection Agent to the Buyer hereunder shall be initiated in accordance with the terms hereof no later than 12:00 P.M. (New York City time) on the day when due in immediately available funds to such account as the Buyer may from time to time specify in writing. In the event that any payment becomes due on a day which is not a Business Day, then such payment shall be made on the next succeeding Business Day. The Originators shall, to the extent permitted by law, pay to the Buyer, on demand, interest on all amounts not paid when due hereunder (whether owing by an Originator individually, the Originators collectively or by a Collection Agent) at 2.0% per annum above the Base Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

SECTION 2.05. Transfer of Records to the Buyer.

(a) Each Purchase of Receivables hereunder shall include the transfer to the Buyer of all the applicable Originator’s right and title to and interest in the Records relating to such Receivables and rights to the use of such Originator’s computer software to access and create the Records, and each of the Originators hereby agrees that such transfer shall be effected automatically with each such Purchase, without any action on the part of the parties hereto or any further documentation.

(b) Each of the Originators shall take such action requested by the Buyer, from time to time hereafter, that may be necessary or appropriate to ensure that the Buyer and its assignees have (i) an enforceable ownership interest in the Records relating to the Receivables Purchased hereunder and (ii) an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.

ARTICLE III

CONDITIONS OF PURCHASES

SECTION 3.01. Conditions Precedent to Initial Purchase. The Initial Purchase hereunder is subject to the conditions precedent that the Buyer shall have received on or before the Initial Purchase Date each of the items listed in Schedule II, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Buyer.

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SECTION 3.02. Conditions Precedent to All Purchases. Each Purchase (including the Initial Purchase) shall be subject to the further conditions precedent that:

(a) with respect to any such Purchase, on or prior to the Purchase Date relating thereto, the Collection Agent shall have delivered to the Buyer, in each case in form and substance satisfactory to the Buyer, a completed Monthly Report dated on or before the most recent Monthly Report Due Date; provided, that so long as Professional Services is acting as Collection Agent, a Monthly Report delivered in a timely fashion under the Loan Agreement shall constitute delivery of a Monthly Report under this Section 3.02(a),

(b) each of the Originators shall have marked its master data processing records and all other relevant records evidencing the Receivables which are the subject of such Purchase with a legend, acceptable to the Buyer, stating that such Receivables, the Related Security and Collections with respect thereto, have been sold in accordance with this Agreement,

(c) on the date of such Purchase, the following statements shall be true:

(i) The representations and warranties contained in Article IV are correct on and as of such day as though made on and as of such date, except for those that refer to specific dates, which shall be correct as of the dates indicated therein,

(ii) No event has occurred and is continuing, or would result from such Purchase, which constitutes a Termination or an Event of Termination, and

(iii) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Purchase by the Buyer in accordance with the provisions hereof.

SECTION 3.03. Sale Effective on the Purchase Date. On each Purchase Date, each of the Originators, by accepting the unconditional commitment of the Buyer on each Purchase Date to pay the Purchase Price on the related Settlement Date for such Purchase as provided in Section 2.03 shall be deemed to have certified to the Buyer the satisfaction of the conditions precedent described in the immediately preceding Section 3.02. On the Purchase Date, title to the Purchased Property included in such Purchase shall vest irrevocably in the Buyer, whether or not the conditions precedent to such Purchase were in fact satisfied; provided, that the obligation of the Buyer to pay the Purchase Price on the related Settlement Date is unconditional and irrevocable; and, provided, further, however, that the Buyer shall not be deemed to have waived thereby any claim for indemnification it may have under this Agreement for the failure by any Originator in fact to have satisfied any such condition precedent. If any of the foregoing conditions precedent is not satisfied, the Buyer shall have available to it (and shall not be deemed to have waived by reason of completing such Purchase) all applicable rights and remedies under this Agreement and otherwise.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Representations and Warranties of the Originators. Each of the Originators represents and warrants as to itself as follows:

(a) Such Originator is either a corporation, a limited liability company or a limited partnership, duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified and the failure to do so could reasonably be expected to have a Material Adverse Effect.

(b) The execution, delivery and performance by such Originator of this Agreement and all other Originator Documents to be entered into by it, including such Originator’s sale of Receivables and use of the proceeds of Purchases, are within such Originator’s corporate, limited liability company or partnership powers, have been duly authorized by all necessary corporate, limited liability company or partnership action, do not contravene (i) such Originator’s charter, by-laws, limited liability company agreement or limited partnership agreement, (ii) any Applicable Law except where such contravention could not reasonably be expected to result in a Material Adverse Effect, (iii) any material contractual restriction binding on or affecting such Originator or its property other than such restrictions that could not reasonably be expected to adversely affect the Collection Agent’s ability to perform its material obligations hereunder or, with respect to the transfer of the Receivables and Collections thereon, in any Immaterial Respect, or (iv) any material order, writ, judgment, award, injunction or decree binding on or affecting such Originator or its property, and do not result in or require the creation of any Lien upon or with respect to any of its properties (other than in favor of the Buyer with respect to the Purchased Property), and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement and each other Originator Document to be entered into by such Originator have each been duly executed and delivered by such Originator.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Originator of this Agreement or any other Originator Document to be entered into by it, except (i) for the filing of UCC financing statements, all of which financing statements have been duly filed and, to such Originator’s knowledge, are in full force and effect, (ii) such as have been made or obtained and are in full force and effect and (iii) where the failure to make or obtain could not reasonably be expected to adversely affect such Originator’s ability to perform its material obligations hereunder or the ability to assign or collect the Receivables hereunder.

(d) This Agreement and each other Originator Document to be entered into by such Originator constitute the legal, valid and binding obligation of such Originator enforceable against such Originator in accordance with their respective terms subject to bankruptcy and similar laws affecting creditors generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(e) (i) The Authorized Representative has furnished to the Buyer and the Administrative Agent copies of the Parent’s audited consolidated balance sheet as at December 31, 2011, and the related audited consolidated statements of income and cash flow for the fiscal year of the Parent then ended reported on by Deloitte & Touche LLP which financial statements present fairly in all material respects in accordance with GAAP the financial position of the

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Parent and its consolidated subsidiaries as at December 31, 2011, and the results of operations of the Parent and its consolidated subsidiaries for the fiscal year of the Parent then ended, which financial statements present fairly in all material respects in accordance with GAAP the financial position of the Parent and its consolidated subsidiaries as at such date, and the results of operations of the Parent and its consolidated subsidiaries for the fiscal year then ended; and

(ii) Since December 31, 2011, (A) no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of the Parent and its subsidiaries taken as a whole, and (B) no event has occurred or failed to occur which has had or could reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect.

(f) Except as disclosed in the periodic and other reports, proxy statements and other materials filed with or publicly furnished to the U.S. Securities Exchange Commission by the Parent and its subsidiaries prior to the date hereof, there is no material pending legal proceeding (i) other than ordinary routine litigation incidental to the business, to which the Parent or any of its subsidiaries is a party or of which any of their property is the subject, or (ii) that could reasonably be expected to impair any material rights, remedies or benefit that otherwise would be available to the Buyer, the Collection Agent or the Administrative Agent to obtain Collections on the Receivables. None of the Parent, CHS, any Originator or the Collection Agent is in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies which defaults are not material to the business or operations of the Parent and its subsidiaries taken as a whole.

(g) No proceeds of any Purchase will be used by such Originator to acquire any security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended or in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

(h) Immediately prior to each Purchase hereunder, each Receivable to be sold hereunder, together with the Contract related thereto and the other Purchased Property relating thereto, is owned by such Originator free and clear of any Lien (other than Permitted Liens), and the Buyer shall acquire all of such Originator’s right, title and interest in such Purchased Property and a valid and perfected first priority ownership interest in each such Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Lien (other than Permitted Liens referred to in clauses (b) and (d) of the definition thereof) except as created hereby, by the Company under the Contribution Agreement (to the extent assigned to the Administrative Agent), and by the Administrative Agent under the Loan Agreement; provided that any Originator (acting directly or through the Authorized Representative) shall have up to 10 days following actual knowledge thereof to remove any immaterial Lien that was improvidently filed without the consent of such Originator or the Authorized Representative; provided further that Kay County Oklahoma Hospital Company, LLC (acting directly or through the Authorized Representative) shall have the time period specified in Section 5.01(u) to remove and terminate the Kay County Lien. No effective financing statement or other instrument similar in effect covering any Purchased Property shall at any time be on file in any recording office except such as may be filed in favor of the Buyer relating to this Agreement or in favor of the Company under the Contribution Agreement (to the

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extent assigned to the Administrative Agent), and by the Administrative Agent under the Loan Agreement; provided that any Originator (acting directly or through the Authorized Representative) shall have up to 10 days following actual knowledge thereof to remove any immaterial Lien that was improvidently filed without consent of such Originator or the Authorized Representative; provided further that Kay County Oklahoma Hospital Company, LLC (acting directly or through the Authorized Representative) shall have the time period specified in Section 5.01(u) to remove and terminate the Kay County Lien. The Purchases of the Purchased Property by the Buyer constitute valid and true sales and transfers for consideration (and not merely a pledge of such Purchased Property for security purposes), enforceable against creditors of the Buyers and no Purchased Property shall constitute property of such Originator.

(i) No Monthly Report (if prepared by the Collection Agent, such Originator or any of their respective Affiliates, or to the extent that information contained therein is supplied by the Collection Agent, such Originator or any such Affiliates), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Authorized Representative or an Originator to the Buyer (or its assigns) in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Buyer, as the case may be, at such time) as of the date so furnished or dated, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, such Originator represents only that it acted in good faith and utilized assumptions that such Originator believed to be reasonable at the time made.

(j) Such Originator’s correct legal name, jurisdiction of incorporation or formation, organizational identification number, principal place of business and chief executive office and the office where such Originator keeps all of its Records are set forth on Schedule III hereto. As of the Second Omnibus Amendment Effective Date, such Originator does not have any currently registered trade names, fictitious names, assumed names or “doing business as” names or other names under which it is doing business, except as set forth on Schedule III.

(k) No event or circumstance has occurred and is continuing, or would result from any Purchase hereunder or from the application of the proceeds therefrom, which constitutes an Event of Termination.

(l) This Agreement is the only agreement pursuant to which such Originator sells Receivables (other than, prior to May 31, 2012, AccessOne Receivables).

(m) The Purchase Price constitutes reasonably equivalent value in consideration for the transfer to the Buyer of the Purchased Property from such Originator, no such transfer shall have been made for or on account of an antecedent debt owed by such Originator to the Buyer, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Law.

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(n) Such Originator is not an insolvent person, in insolvent circumstances or on the eve of insolvency, as applicable (within the meaning of such term in the Bankruptcy Law) and at the time of (and immediately after) each Purchase hereunder, such Originator shall not have been an insolvent person, in insolvent circumstances or on the eve of insolvency, as applicable, within the meaning of the Bankruptcy Law. Such Originator will not become an insolvent person or be put in insolvent circumstances within the meaning of the Bankruptcy Law by entering into, or immediately after completion of the transactions contemplated by, this Agreement. The transfers of Purchased Property by such Originator to the Buyer pursuant to this Agreement, and all other transactions between such Originator and the Buyer, have been and will be made in good faith and not for the purpose of defeating, hindering, delaying, defrauding or oppressing the rights and claims of creditors or others against such Originator.

(o) Such Originator accounts for and otherwise treats each Purchase of Purchased Property hereunder in its books, records and financial statements as a legal sale of such Purchased Property, in each case to the extent other treatment is not required by GAAP.

(p) Such Originator has not (i) guaranteed or otherwise become liable for any obligation of the Company, allowed any of its other Affiliates to guarantee any obligations of the Company, and neither such Originator nor any of its other Affiliates has held itself out as responsible for debts of the Company or actions with respect to the business and affairs of the Company, or (ii) permitted the commingling or pooling of its funds or other assets with those of the Company and has not otherwise permitted any other of its Affiliates to commingle or pool any of its funds or other assets with those of the Company in a manner that would not allow such funds or other assets to be readily identifiable from those of any other Person. The Originators and the Company allocate between themselves shared corporate operating services and expenses which are not reflected in the Servicing Fee (including the services of shared employees, consultants and agents and reasonable legal and auditing expenses) on the basis of the reasonably projected use or the projected value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered. Such Originator acknowledges that the Company, the Lenders, the Managing Agents and the Administrative Agent are entering into the transactions contemplated by the Contribution Agreement and the Loan Agreement in reliance upon the Company’s identity as a separate legal entity from each of the Parent, CHS, each Originator and each of their other respective Affiliates.

(q) Such Originator is not an “investment company” or a company controlled by an “investment company” registered or required to be registered under the Investment Company Act.

(r) Such Originator is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each of the quoted terms is defined or used in Regulation T, U or X promulgated pursuant to the Securities Exchange Act of 1934, as amended). No part of the proceeds of any Purchased Property has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X.

(s) Such Originator and the Collection Agent each has the right (whether by license, sublicense or assignment) to use all of the computer software used by the Collection Agent and/or such Originator to account for the Purchased Property to the extent necessary to administer the Purchased Property, and, in the case of such Originator and the Collection Agent, to assign (by way of sale) or sublicense such rights to use all of such software to the Buyer.

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(t) Such Originator has filed or caused to be filed all federal and other material tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, (i) the validity of which are being contested in good faith by appropriate proceedings and with respect to which such Originator has set aside or has caused to be set aside adequate reserves on its books (consolidated or otherwise) in accordance with GAAP or (ii) which the failure to pay could not reasonably be expected to have a Material Adverse Effect.

(u) Except as could not reasonably be expected to result in material liability to an Originator, such Originator and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of such Originator or any of its ERISA Affiliates. The present value of all benefit liabilities under each Plan (based on the assumptions used for funding purposes) did not, as of the last annual valuation date applicable thereto, exceed the fair market value of the assets of such Plan in such amount that would reasonably be expected to result in a funding obligation that could reasonably be expected to result in a Material Adverse Effect, and the present value of all benefit liabilities of all underfunded Plans (based on the assumptions used for funding purposes) did not, as of the last annual valuation dates applicable thereto, exceed the fair market value of the assets of all such underfunded Plans in such amount that could reasonably be expected to result in a Material Adverse Effect.

(v) No Originator has intentionally (i) misstated any calculation of Eligible Receivables or Net Receivables Balance hereunder (other than in an immaterial amount and based on good faith estimates utilized in the calculation thereof), or (ii) misrepresented any Receivable as qualifying as an Eligible Receivable or intentionally included such misrepresented Receivable in the Net Receivables Balance at the time so included.

(w) All required Notices have been prepared and delivered to each of its Obligors (or, in the case of a Governmental Entity, its fiscal intermediary), and all invoices issued after the Closing Date bear only the appropriate remittance instructions for payment direction to a Lock-Box or a Collection Account, as the case may be. No direction is in effect directing Obligors to remit payments on Receivables other than to a Lock-Box or a Collection Account.

(x) Each of the Collection Accounts has been established in the name of an Originator by a Collection Account Bank, and a Concentration Account has been established in the name of the Company by each Concentration Account Bank. Such Originator has not established any lock-box, lock-box account or other deposit account for the receipt of Collections other than the Lock-Boxes and Collection Accounts. Each Lock-Box is linked to a Collection Account. Each Collection Account has been set up so that all available funds automatically sweep to the applicable Concentration Account at the end of each Business Day. Such

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Originator has taken, or has caused to be taken, all actions necessary or advisable to assure that all Collections are received in the Lock-Boxes and Collection Accounts. Such Originator will not (i) close, or cause to be closed, any Lock-Box, any Collection Account or any Concentration Account or open, or cause to be opened, any new lock-box or account to function as a Lock-Box, a Collection Account or a Concentration Account, (ii) make any change to the instructions to the Obligors that all payments with respect to the Receivables be made to a Lock-Box or Collection Account or (iii) make any change to the instructions to a Collection Account Bank as set forth in the applicable Deposit Account Notification Agreement (Government Healthcare Receivables) requiring the automatic sweep of all available funds in each Collection Account to the applicable Concentration Account at the end of each Business Day, in each case, without the prior written consent of the Buyer and the Administrative Agent and each Managing Agent; provided, if any Originator violates any of the provisions under clauses (i), (ii) or (iii) above with respect to any Lock-Box or Collection Account relating to such Originator without the prior knowledge or consent of the Buyer or the Collection Agent, the Originator (itself or through the Collection Agent) shall have the opportunity to cure the violation of this clause (x) within 15 days of obtaining knowledge of such breach.

(y) No Lien on such Originator’s inventory attaches to the proceeds of the sale of such inventory to the extent that such sale would give rise to a Receivable.

(z) Each Originator has all power and authority, and has all material permits, licenses, accreditations, certifications, authorizations, approvals, consents and agreements of all Obligors, Governmental Entities, accreditation agencies and other Persons (including (i) accreditation by the appropriate Governmental Entities and industry accreditation agencies, (ii) accreditation and certifications as a provider of healthcare services eligible to receive payment and compensation and to participate under Medicare, Medicaid, TRICARE/CHAMPUS, Blue Cross/Blue Shield and other equivalent programs in which such Originator participates, and (iii) valid provider identification numbers and licenses to generate the Receivables) necessary or required for it, except in any Immaterial Respect, (A) to own the assets (including Receivables) that it now owns, (B) to carry on its business as now conducted, (C) to execute, deliver and perform this Agreement and the other Originator Documents to which it is a party, and (D) if applicable, to receive payments from the Obligors in the manner contemplated in this Agreement and the other Originator Documents, except in an Immaterial Respect.

(aa) Each Originator, except in any Immaterial Respect has (i) maintained all relevant records required to be maintained by the Joint Commission on Accreditation of Healthcare Organizations, the Food and Drug Administration, the Drug Enforcement Agency, the State Boards of Pharmacy, and the federal and state Medicare and Medicaid programs as required by Healthcare Laws, and that, to the best knowledge of each Originator, there are no presently existing circumstances which likely would result in material violations of any Healthcare Laws and (ii) complied in all material respects with all other Applicable Law to which it may be subject and no Receivable or other Purchased Property contravenes in any material respect any Applicable Law, except in any Immaterial Respect.

(bb) Commencing September 30, 2012, Patient Consent Forms are being obtained from each patient and customer receiving services or products.

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(cc) Without limiting or being limited by any other provision of any Originator Document, each Originator has timely filed or caused to be filed all material cost and other reports of every kind required by law, agreement or otherwise. There are no material claims, actions or appeals pending before any commission, board or agency or other Governmental Entity, including any intermediary or carrier, the Provider Reimbursement Review Board, or the administrator of CMS, with respect to any material state or federal Medicare or Medicaid cost reports or material claims filed by any Originator, or any disallowance by any commission, board or agency or other Governmental Entity in connection with any audit of such cost reports, except in any Immaterial Respect or which would affect the ability of the Buyer to fulfill its material obligations under any Facility Document. No validation review or program integrity review related to any Originator, the consummation of the transactions contemplated by this Agreement, or the Purchased Property have been conducted by any commission, board, or agency or other Governmental Entity in connection with the Medicare or Medicaid programs, and, to the knowledge of the Originators, no such reviews are scheduled, pending, or threatened against or affecting any of the Originators, any of the Purchased Property or the consummation of the transactions contemplated by this Agreement except in any Immaterial Respect or which would affect the ability of the Buyer to fulfill its material obligations under any Facility Document.

(dd) No Originator has been notified by any Governmental Entity, accreditation agency or any other Person, during the immediately preceding 24-month period, that such Person has rescinded or not renewed, or is reasonably likely to rescind or not renew, any material permit, license, accreditation, certification, authorization, approval, consent or agreement granted to it or to which it is a party and no other condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non renewal of any material permit, license, authorization, approval, entitlement or accreditation, and to the best of each Originator’s knowledge, there is no claim that any thereof is not in full force and effect.

(ee) No portion of the Originator’s assets include “plan assets” of any “benefit plan investor” within the meaning of Section 3(42) of ERISA.

(ff) Notice of termination of each of the agreements and other documents relating to the sale, purchase or transfer of AccessOne Program Receivables from an Originator to any Person other than the Buyer has been provided to such Person prior to the Closing Date.

(gg) Kay County Oklahoma Hospital Company, LLC represents and warrants that the Kay County Lien was filed as a result of a good faith error on the part of Kay County Oklahoma Hospital Company, LLC and that the original amount of all federal tax liabilities owing by it (excluding interest and penalties relating to such good faith error) has been remitted to the Internal Revenue Service.

SECTION 4.02. Article 9 Representations and Warranties. Each of the Originators represents and warrants as follows:

(a) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Buyer, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the such Originator.

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(b) The Receivables constitute “accounts” (including health-care-insurance receivables) or general intangibles within the meaning of the applicable UCC.

(c) Immediately prior to each Purchase hereunder, an Originator owns and has good and marketable title to the Receivables and the other Purchased Property free and clear of any Lien of any Person.

(d) Such Originator has caused or will have caused, within ten days after the date hereof, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Receivables granted to the Buyer hereunder.

(e) Other than the ownership interest granted to the Buyer pursuant to this Agreement, such Originator has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. Such Originator has not authorized the filing of and is not aware of any financing statements against such Originator relating to the Receivables or to all assets of such Originator other than any financing statement relating to (i) the security interest granted to the Buyer hereunder and (ii) the security interest granted to the collateral agent under the Parent Credit Agreement. Such Originator is not aware of any judgment or tax lien filings against it, except, in the case of Greenbrier VMC, LLC, West Virginia state tax lien filings against it as set forth on Schedule VI, which tax liens were resolved within six months of the Closing Date.

ARTICLE V

GENERAL COVENANTS

SECTION 5.01. General Covenants.

(a) Compliance with Laws; Preservation of Existence. Each Originator shall comply in all material respects with all Applicable Law (including all applicable Healthcare Laws), orders and Originator Documents and preserve and maintain its corporate, limited liability company or limited partnership existence, rights, franchises, qualifications and privileges, except where the failure to comply could not reasonably be expected to materially adversely affect such Originator’s ability to perform its obligations hereunder or the ability to sell or collect the Purchased Property hereunder.

(b) Sales, Liens, Etc. Except as otherwise specifically provided herein, no Originator shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (other than Permitted Liens referred to in clauses (b), (c) and (d) of the definition thereof) upon or with respect to, any of its Receivables, Related Security, Collections, any Collection Account or any Concentration Account, or assign any right to receive income in respect thereof or (ii) create or suffer to exist any Lien (other than Permitted Liens referred to in clauses (c) and (d) of the definition thereof) upon or with respect to the proceeds of the sale of any of such Originator’s inventory, to the extent such sale would give rise to a Receivable; provided¸ that the relevant Originator shall have up to 10 days following actual

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knowledge thereof to remove any immaterial Lien that was improvidently filed without the consent of such Originator; provided further that Kay County Oklahoma Hospital Company, LLC (acting directly or through the Authorized Representative) shall have the time period specified in Section 5.01(u) to remove and terminate the Kay County Lien.

(c) General Reporting Requirements. The Authorized Representative will provide to the Buyer the following:

(i) within 90 days after the end of each fiscal year of the Parent, a copy of the consolidated balance sheet of the Parent and its consolidated subsidiaries (including each Originator) and the related statements of income, stockholders’ equity and cash flows for such year, each prepared in accordance with GAAP consistently applied and reported on by nationally recognized independent public accountants;

(ii) within 50 days after the end of each of the first three quarters of each fiscal year of the Parent, the consolidated balance sheet of the Parent and its consolidated subsidiaries (including each Originator) and the related statements of income, stockholders’ equity and cash flows each for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, prepared in accordance with GAAP and certified by a senior financial officer of the Parent;

(iii) promptly after the same becomes publicly available, copies of all reports and registration statements which the Parent files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to registrations of securities for selling securityholders;

(iv) as soon as possible and in any event within the greater of five days or three Business Days after any Originator, the Administrative Agent or the Collection Agent has knowledge of the occurrence of each Termination or Event of Termination, a statement of a Responsible Officer of such Person setting forth details of such Termination or Event of Termination and the action which such Person and the Originators have taken and propose to take with respect thereto;

(v) promptly following the Buyer’s request therefor, such other information, approvals or opinions respecting the Receivables or the conditions or operations, financial or otherwise, of any Originator or any of its Affiliates as the Buyer may from time to time reasonably request in order to protect the interests of the Buyer and its assigns in connection with this Agreement;

(vi) promptly after the request by the Buyer, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Parent or any of its ERISA Affiliates may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Parent or any of its ERISA Affiliates may request with respect to any Multiemployer Plan; provided that if the Parent or any of its ERISA Affiliates has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Parent or the applicable ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; and

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(vii) as soon as possible after, and in any event within ten days after any Responsible Officer of the Parent, any Originator or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of the Parent or any ERISA Affiliate in an aggregate amount exceeding $10,000,000, a statement of a Responsible Officer of the Parent or the Authorized Representative setting forth details as to such ERISA Event and the action, if any, that the Parent or the Originators propose to take with respect thereto.

Documents required to be delivered pursuant to Section 5.01(c)(i), (ii) or (iii) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) shall be deemed to have been delivered on the date on which such documents are available on the Securities and Exchange Commission’s electronic database (EDGAR); provided that upon the request of the Buyer or the Authorized Representative shall deliver paper copies of such documents to the Buyer until a written request to cease delivering paper copies is given by the Buyer.

(d) Merger, Etc. No Originator shall (i) merge or consolidate with any other Person unless (A) that Person is an Originator and (B) no Termination or Event of Termination has occurred and is continuing or would result therefrom, or (ii) convey, transfer, lease, assign, or otherwise dispose of all or substantially all of its assets, except (A) any Originator may purchase and sell inventory in the ordinary course of business and (B) so long as no Termination or Event of Termination has occurred and is continuing or would result therefrom, (x) dispositions of assets in the ordinary course of its business for fair value that do not materially alter the nature of such Originator’s business or operations or (y) such sale is to another Originator and has no adverse impact on the rights of the Buyer (including its rights in and to the Receivables and Collections thereon).

(e) Treatment of Purchases. Each Originator will account for and treat (whether in financial statements, records or otherwise) the transactions contemplated hereby as a legal sale of the Purchased Property by such Originator to the Buyer.

(f) Maintenance of Separate Existence. Each Originator will take all actions required on its part to help maintain the Company’s status as a separate legal entity, including (i) not misleading third parties as to the Company’s identity as an entity with assets and liabilities distinct from those of such Originator and its Affiliates, (ii) refraining from (A) guaranteeing or otherwise becoming liable for any obligations of the Company, (B) having obligations guaranteed by the Company and (C) holding itself out as responsible for debts of the Company or for decisions or actions with respect to the affairs of the Company, (iii) using its best efforts not to commingle its funds or other assets with those of the Company, and not to hold its assets in any manner that would create an appearance that such assets belong to the Company or that the Company’s assets belong to it, (iv) taking such action as is necessary on its part to ensure that the covenants made in Section 5.01(h) and Section 5.01(e) of the Loan Agreement is not

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breached, (v) taking such other actions as are necessary on its part to ensure that the representations made in Section 4.01(p) hereunder and by the Company in Section 4.01(t) of the Loan Agreement are true and correct at all times, and (vi) taking such actions as are necessary on its part to ensure that the Company’s limited liability company procedures required by its limited liability company agreement are duly and validly taken. Without limiting the foregoing, the Authorized Representative and each Originator will cause any financial statements consolidated with those of the Company to contain footnotes or other disclosures which describe the Company’s business and otherwise inform each Originator’s creditors that the Company is a separate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors of an Originator or any of its Affiliates, to the extent other treatment is not required by GAAP.

(g) Change in Company Name. No Originator will make any change to its legal name unless it shall have, prior to the effectiveness of such name change: (i) given the Buyer prompt written notice thereof and (ii) delivered to the Buyer (in a manner that will provide reasonable opportunity to allow the Buyer to make the filing thereof prior to or simultaneously with the effectiveness of such name change) all financing statements, instruments and other documents the Buyer determines are necessary or appropriate to file under the UCC or that are otherwise necessary or appropriate for the Buyer to continue at all times following such change to have a valid, legal and perfected security interest in the Purchased Property of such Originator.

(h) Audits. From time to time, but at least once per calendar year, upon reasonable prior written notice from the Buyer during regular business hours, each Originator will permit the Buyer, or its agents or representatives, to (i) examine and make copies of and abstracts from all Records, (ii) visit the offices and properties of each Originator for the purpose of examining such Records, and to discuss matters relating to the Receivables or each Originator’s performance hereunder with any of the officers or employees of such Originator having knowledge of such matters and (iii) have access to its software for the purposes of examining such Records; provided that, in no event shall any Originator be required to allow examination of or access to “Protected Health Information”, as such term is defined in regulations implementing HIPAA, where such examination or access is prohibited by Applicable Law without a Patient Consent Form that lists the Buyer and its specific agents or representatives who will access “Protected Health Information”. Unless an Event of Termination or an “Event of Default” or a “Trigger Event” under the Contribution Agreement or the Loan Agreement has occurred and is continuing, only one such examination and visit per calendar year shall be at the expense of the Originators.

(i) Keeping of Records and Books of Account. Each Originator will maintain (or cause to be maintained) and implement administrative and operating procedures (including an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Purchased Property (including records adequate to permit the daily identification of each new Receivable and all collections of and adjustments of each Receivable). Each Originator will indicate in its books and records that its Receivables have been transferred to CHS.

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(j) Jurisdiction of Organization; Location of Records; Structure. Each Originator will keep its jurisdiction of incorporation or organization, principal place of business and chief executive office and the offices where it keeps its Records, in the jurisdictions and at the addresses set forth on Schedule III, or, in any such case, upon prompt prior written notice to the Buyer in the manner provided in Section 6.08, at such other jurisdiction or locations within the United States where all action required by Section 6.08 shall have been taken and completed, and will not change its structure or identity other than upon prior written notice to the Buyer and subject to the further requirement that all action required by Section 6.08 shall have been taken and completed.

(k) Credit and Collection Policy. Each Originator will, and will cause the Collection Agent to, comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract. No Originator shall, without the written consent of the Buyer and the Administrative Agent, (i) make any material change in the character of its business such that its principal business ceases to be a provider of healthcare services, or (ii) make or agree to make or permit any material change in the Credit and Collection Policy other than in accordance with Section 6.02(c).

(l) Change in Payment Instructions to Obligors. No Originator will (i) add or terminate any bank as a Collection Account Bank, (ii) close any Lock-Box or any Collection Account or open any new lock-box or account to function as a Lock-Box or Collection Account, (iii) make any change to the instructions to the Obligors that all payments with respect to the Receivables be made to a Lock-Box or Collection Account or (iv) make any change to the instructions to a Collection Account Bank as set forth in the applicable Deposit Account Notification Agreement (Government Healthcare Receivables) requiring all available funds in each Collection Account to automatically sweep to the applicable Concentration Account at the end of each Business Day, in each case, without the prior written consent of the Buyer, Administrative Agent and each of the Managing Agents in their sole discretion, which consent shall not be unreasonably withheld or delayed; provided, if any Originator violates any of the provisions under clauses (i) through (iv) above with respect to any Lock-Box or Collection Account relating to such Originator without the prior knowledge or consent of the Buyer or the Collection Agent, the Originator (itself or through the Collection Agent) shall have the opportunity to cure the violation of this clause (l) within 15 days of obtaining knowledge of such breach.

(m) Taxes. Each Originator will file or cause to be filed all federal and other material tax returns which are required to be filed by it. Each Originator shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which such Originator shall have set aside or has caused to be set aside adequate reserves on its books (consolidated or otherwise) in accordance with GAAP.

(n) Originator Documents. Each Originator will comply in all material respects with the terms of this Agreement and employ the procedures outlined herein, enforce all of its other rights under each of the Originator Documents to which it is a party, take all such action to such end as may be from time to time reasonably requested by the Buyer, and maintain all such Originator Documents and the UCC financing statements filed in connection with this Agreement in full force and effect.

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(o) Segregation of Collections. Each Originator will require the deposit of all Collections into a Collection Account and the deposit of all Collections received in the Collection Accounts solely into the applicable Concentration Account, will prevent the deposit into any Concentration Account of any funds other than Collections and proceeds of Self Pay Obligations and, with respect to proceeds of Self Pay Obligations, each Originator will hold all such proceeds in trust for the applicable Originator and promptly (and in any event within three Business Days) identify such funds to the Collection Agent for segregation and remittance to the owner thereof; provided, that each Originator and the Collection Agent will use reasonable efforts to avoid deposit of the proceeds of Self Pay Obligations into any Collection Account or Concentration Account if such parties determine in their reasonable business judgment that it is practical to do so, except to the extent requiring unreasonable additional effort or expense; provided further that the parties acknowledge that each Originator and the Collection Agent have determined that such identification and segregation is impractical as of the Second Omnibus Amendment Effective Date. With respect to any funds other than Collections and proceeds of Self Pay Obligations that are nevertheless deposited into such Concentration Account, each Originator will promptly identify any such funds to the Collection Agent for segregation and remittance to the owner thereof.

(p) Payment to Lenders. The Originators (other than any Specified Originator) will pay to the Buyer (and forward to the Administrative Agent) all amounts owing (i) by the Company to the Lenders under Article VIII of the Loan Agreement, or (ii) by Buyer to the Company under Article VII of the Contribution Agreement.

(q) Modifications to Contracts. Except as provided in Section 6.02, no Originator will, nor will it suffer or permit the Collection Agent to, extend, amend or otherwise modify the terms of any Eligible Receivable or any Contract related thereto.

(r) Sales Taxes. Each Originator shall timely pay or cause to be paid when due all sales, excise or personal property taxes payable in connection with the Receivables, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Originator has set aside or has caused to be set aside adequate reserves on its books (consolidated or otherwise) in accordance with GAAP.

(s) Deviation from Patient Consent Form. At any time following September 30, 2012, without the prior written consent of the Buyer, no Originator will, nor will it suffer or permit the Collection Agent to, substitute, alter, modify, or change in any way any of the Patient Consent Forms except in an Immaterial Respect.

(t) AccessOne Program Receivables. After May 31, 2012, no Receivables will be sold pursuant to any agreement other than the Documents, and prior to May 31, 2012, the aggregate Expected Net Value of the AccessOne Program Receivables shall not exceed $500,000.

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(u) Kay County Lien. Kay County Oklahoma Hospital Company, LLC, as an Originator (acting directly or through the Authorized Representative), will, and will cause the Collection Agent to, remove and terminate the Kay County Lien within six months of the Second Omnibus Amendment Effective Date and will utilize its best efforts to remove and terminate such Kay County Lien as promptly as practicable, and the existence of the Kay County Lien shall not constitute a breach of this covenant or any other representation or covenant hereunder during the continuance of such time period.

ARTICLE VI

ADMINISTRATION, COLLECTION AND MONITORING OF ASSETS

SECTION 6.01. Appointment and Designation of the Collection Agent. The Authorized Representative and the Buyer may, from time to time, appoint one or more Persons as the Collection Agent of the Buyer to service, administer and collect the Receivables and otherwise to enforce its rights and interests in, to and under the Receivables, the Related Security and the Contracts. The Collection Agent’s authorization under this Agreement shall terminate on the Collection Date. Until the Buyer, with the consent of the Administrative Agent as its assignee, gives notice to the Authorized Representative of a designation of a new Collection Agent after the occurrence and during the continuance of a Servicer Termination Event, Professional Services is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof. The Authorized Representative, the Buyer and the Collection Agent may from time to time agree in any collection agency or services agreement among them on the allocation of servicing duties to be performed by the Collection Agent. Notwithstanding the foregoing, the Buyer may (with the approval of the Administrative Agent, as its assignee, and the Managing Agents), after the occurrence and during the continuance of a Servicer Termination Event, designate as Collection Agent any Person to succeed Professional Services or any successor Collection Agent, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collection Agent pursuant to the terms hereof and of the Contribution Agreement and the Loan Agreement and in accordance with applicable Healthcare Laws. Each of the Originators hereby grants to the Collection Agent and any successor Collection Agent, and the Collection Agent hereby grants to any successor Collection Agent, an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take any and all steps in any Originator’s or the Collection Agent’s name, as applicable, and on behalf of the Buyer, as may be necessary or desirable, in the determination of the Collection Agent or the successor Collection Agent, as the case may be, to collect all amounts due under any and all Receivables, including endorsing such Originator’s name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts. The Collection Agent may subcontract the performance of its duties and obligations to a third Person with the prior consent of Buyer, including with respect to Collection Agency Receivables. Any such subcontract shall not affect the Collection Agent’s liability for performance of its duties and obligations pursuant to the terms hereof, and any such subcontract shall automatically terminate upon designation of a successor Collection Agent. Notwithstanding anything to the contrary contained in this Agreement, the Collection Agent, if not an Originator or an Affiliate thereof, shall have no obligation to collect, enforce or take any other action described in this Article VI with respect to any Receivable that is not a Purchased Receivable other than to deliver to the Authorized Representative or at its direction, the Collections and documents with respect to any such Receivable that is not a Purchased Property as described in Sections 6.03 and 6.07.

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SECTION 6.02. Collection of Receivables by the Collection Agent; Extensions and Amendments of Receivables.

(a) The Collection Agent shall take or cause to be taken all such reasonable actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with Applicable Law, with reasonable care and diligence, and in accordance with the Credit and Collection Policy; provided, however, that, if a Servicer Termination Event shall have occurred and be continuing, (i) the Buyer shall have the right to direct the Collection Agent (whether the Collection Agent is an Originator or an Affiliate thereof or otherwise) to commence or settle any legal action, to enforce collection of any Purchased Property or to foreclose upon or repossess any Related Security, and (ii) the Collection Agent shall not make the Buyer a party to any litigation without the express written consent of the Buyer, such consent not to be unreasonably withheld or delayed. If the Termination Date shall not have occurred, Professional Services, while such Person is the Collection Agent, may, with respect to the Receivables and, with respect to any Eligible Receivable, in accordance with the Credit and Collection Policy, (i) extend the maturity or adjust the Expected Net Value of any Defaulted Receivable as Professional Services may determine to be appropriate to maximize Collections thereof and (ii) adjust the Expected Net Value of any Receivable to reflect (x) any reduction or adjustment as a result of any defective, rejected, returned, repossessed or foreclosed merchandise, any defective or rejected services, any failure to provide services, any discount, rebate or any other adjustment made or performed by the Company or any other Person or (y) any reduction or cancelation as a result of a setoff in respect of any claim by the Obligor thereof against an Originator or an Affiliate of an Originator or an Affiliate of an Originator, in each such case (except with respect to Receivables which are not Eligible Receivables) (x) in accordance with the requirements of the Credit and Collection Policy and (y) provided that such extension or adjustment shall not alter the status of such Receivable as a Defaulted Receivable or limit the rights of the Buyer under this Agreement. Except as otherwise permitted pursuant to the immediately preceding sentence, neither the Collection Agent nor any Originator will extend, amend, cancel or otherwise modify the terms of any Receivable without the prior written approval of the Buyer, or amend, modify, cancel or waive any term or condition of any Contract related to a Receivable, except to the extent consistent with the Credit and Collection Policy or otherwise with the prior written approval of the Buyer.

(b) Notwithstanding anything else contained herein, neither the Collection Agent nor any subcontractor or delegatee thereof is the agent of the Buyer, and they are not permitted to (nor do they have any authority to) (i) establish an office or other fixed place of business of the Buyer, or (ii) contract for, or conclude a contract in the name of, the Buyer.

(c) The Credit and Collection Policy may be amended from time to time provided that (i) no change shall be made in the Credit and Collection Policy that would be adverse to any of the Buyer or its assignees, including by impairing the collectibility of any Receivable or the ability of the Buyer or the Collection Agent to perform its obligations under this Agreement, the Contribution Agreement or the Loan Agreement and (ii) in the event that any change is made to the Credit and Collection Policy, promptly following such change and, in any event within 30 days thereof, the Collection Agent shall provide the Buyer with an updated Credit and Collection Policy and a summary of all material changed.

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SECTION 6.03. Distribution and Application of Collections. The Collection Agent shall set aside and segregate all Collections of Receivables from the other funds belonging to the Collection Agent. The Collection Agent shall as soon as practicable (and in any event within two Business Days) following receipt turn over to the Authorized Representative or other Person entitled thereto the collections of any account receivable which is not a Purchased Property less, in the event neither Professional Services nor an Affiliate thereof is the Collection Agent, all reasonable and appropriate out-of-pocket costs and expenses of the Collection Agent of servicing, collecting and administering the Receivables to the extent not covered by the Servicing Fee received by it.

SECTION 6.04. Other Rights of the Buyer. At any time following the occurrence and during the continuance of a Servicer Termination Event or the designation pursuant to Section 6.01 of a Collection Agent other than Professional Services, the Buyer or any Affiliate of either thereof, subject to Applicable Law:

(a) The Buyer may or, at the request of the Buyer, the Originators shall (in either case, at the Originators’ expense) direct any or all of the Obligors to pay all amounts payable under any Receivable directly to the Buyer or its designee;

(b) The Buyer may or, at the request of the Buyer, the Originators shall (in either case, at the Originators’ expense) give each of the Obligors notice of the Buyer’s interests in the Purchased Property;

(c) The Buyer may have a representative present during any or all business hours at each office of the Collection Agent and the Originators involved in the administration, servicing and collections of the Receivables;

(d) The Buyer, or its representatives, may, during regular business hours, (i) review any or all Records, computer programs and files related to the administration, servicing and collection of the Receivables and (ii) visit the offices of the Originators for the purpose of such review, and, at the Buyer’s request and at the Originators’ expense, the Buyer shall (i) assemble all Records and make the same available to the Buyer or its designee at a place selected by the Buyer or its designee, and (ii) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in the manner provided herein or such other manner acceptable to the Buyer and, promptly following receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Buyer or its designee; and

(e) The Buyer shall have all other rights and remedies provided under the UCC and other Applicable Law, which rights and remedies shall be cumulative.

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SECTION 6.05. Records.

(a) Each Originator will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the timely and full collection of all Receivables (including records adequate to permit the daily identification of each new Purchased Property and all Collections of and adjustments to each existing Purchased Property). Each Originator will indicate in its books and records that its Receivables have been transferred to CHS. The Collection Agent will maintain access and copies of all such documents, books, records and other information of the Originators necessary to comply with clause (b) below.

(b) Each Originator and the Collection Agent, whether or not the Buyer or an Affiliate thereof, shall hold all Records in trust for the Buyer and its assigns. Subject to the receipt of contrary instructions from the Buyer that are delivered following the occurrence and continuance of a Servicer Termination Event, the Collection Agent and each Originator will deliver all Records to any new Collection Agent hereunder; provided, however, that such new Collection Agent, if other than an Affiliate of the Buyer, shall as soon as practicable upon demand deliver to the Authorized Representative copies of Records in its possession relating to Purchased Property.

SECTION 6.06. Receivable Reporting. On each Monthly Report Due Date, the Collection Agent shall deliver to the Buyer a Monthly Report for the preceding Collection Period, which delivery may be in electronic form; provided, that so long as Professional Services is acting as Collection Agent, a Monthly Report delivered in a timely fashion under the Loan Agreement shall constitute delivery of a Monthly Report under this Section 6.06.

SECTION 6.07. Collections and Lock-Boxes.

(a) Each Originator and the Collection Agent will instruct all Obligors to cause all Collections to be either (i) remitted to a Lock-Box to be retrieved therefrom by the applicable Collection Account Bank for prompt deposit to the applicable Collection Account or (ii) remitted directly to a Collection Account. If the Collection Agent or any Originator receives any Collections, such Originator or the Collection Agent shall immediately remit such Collections to the applicable Collection Account within two Business Days of receipt thereof and the Collection Agent or the applicable Originator will take all such actions as are reasonably necessary in the Collection Agent or Originator’s discretion or as reasonably requested by the Buyer to ensure that future payments from any Obligor be made to a Collection Account or Lock-Box. If the applicable Originator or the Collection Agent does not promptly (and in any event within two Business Days from the Buyer’s request) take such actions as the Buyer may reasonably request, then the Buyer, its assigns or designees, may, to the maximum extent permitted by law take such actions as the Buyer, its assigns or designees may, on its direction, deem appropriate.

(b) The Collection Agent shall allocate and remit Collections in accordance with the Loan Agreement; provided, however, that the Buyer may, at any time following a Trigger Event and shall, at the direction of the Administrative Agent, as its assignee, revoke the Collection Agent’s authority with respect to each Concentration Account, direct each Concentration Account Bank to cease taking instructions from the Collection Agent or the Buyer and to thereafter take direction solely from the Administrative Agent, in each case by delivery of a notice substantially in the form attached to the Control Agreement for such purpose. Neither

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any Originator nor the Collection Agent will (i) add or terminate any bank as a Collection Account Bank or a Concentration Account Bank, (ii) close any Lock-Box, any Collection Account or any Concentration Account or open any new lock-box or account to function as a Lock-Box, Collection Account or Concentration Account, (iii) make any change to the instructions to the Obligors that all payments with respect to the Receivables be made to a Lock-Box or Collection Account or (iv) make any change to the instructions to the Collection Account Bank set forth in the Deposit Account Notification Agreement (Government Healthcare Receivables) requiring all available funds in each Collection Account to automatically sweep to the applicable Concentration Account at the end of each Business Day, in each case, without the prior written consent of the Buyer and the Administrative Agent and each Managing Agent; provided, if any Originator violates any of the provisions under clauses (i) through (iv) above with respect to any Lock-Box or Collection Account relating to such Originator without the prior knowledge or consent of the Buyer or the Collection Agent, the Originator (itself or through the Collection Agent) shall have the opportunity to cure the violation of this clause (b) within 15 days of obtaining knowledge of such breach. Each of the Originators and the Collection Agent each hereby agrees to take, or cause to be taken, any and all actions reasonably requested by the Buyer to protect and perfect the interest of the Buyer in the event any such change is permitted.

SECTION 6.08. UCC Matters; Protection and Perfection of Purchased Property. Each Originator will keep its jurisdiction of incorporation or organization, principal place of business and chief executive office, and the offices where it keeps its Records, in the jurisdictions and at the addresses set forth on Schedule III, or, in any such case, upon 30 days’ prior written notice to the Buyer, at such other jurisdictions or locations within the United States where all actions reasonably requested by the Buyer to protect and perfect the interest of the Buyer in the Purchased Property have been taken and completed. Each of the Originators and the Collection Agent agrees that from time to time, at the Originators’ expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Buyer may reasonably request in order to perfect, protect or more fully evidence the Purchased Property acquired by the Buyer hereunder, or to enable the Buyer to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, each of the Originators and the Collection Agent agrees that it will, upon the request of the Buyer, execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate. Each Originator hereby authorizes the Buyer to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Purchased Property now existing or hereafter arising without the signature of such Originator where permitted by law. If an Originator or the Collection Agent fails to perform any of its agreements or obligations under this Section 6.08, the Buyer, or its assignee, may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Buyer incurred in connection therewith shall be payable by the Originators upon the Buyer’s demand therefor. For purposes of enabling the Buyer to exercise its rights described in the preceding sentence and elsewhere in this Article VI, each of the Originators and the Collection Agent hereby authorizes the Buyer to take any and all steps following an Event of Termination in such Originator’s or the Collection Agent’s, as applicable, name and on behalf of the Originator necessary or desirable, in the determination of the Buyer, to collect all amounts due under any and all Receivables, including endorsing such Originator’s or the Collection Agent’s name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts.

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SECTION 6.09. Obligations With Respect to Receivables. Each of the Originators and the Collection Agent will (a) at the Originators’ expense, regardless of any exercise by the Buyer of its rights hereunder, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Purchased Property to the same extent as if Purchased Property therein had not been sold hereunder and (b) pay when due any taxes, including sales, excise or personal property taxes, payable in connection with the Purchased Property. In no event shall the Buyer have any obligation or liability with respect to any Purchased Property or related Contracts, nor shall it be obligated to perform any of the obligations of the Collection Agent or any Originator or any of their respective Affiliates thereunder. Each of the Originators and the Collection Agent agrees it will timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

SECTION 6.10. Applications of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to any Originator shall, except as otherwise specified by such Obligor or otherwise required by contract or Applicable Law and unless otherwise instructed by the Buyer, be applied as a Collection of any Receivables constituting Purchased Property of such Obligor, in the order of the age of such Receivables, starting with the oldest such Receivable, to the extent of any amounts then due and payable thereunder, before being applied to any other indebtedness, account, general intangible or obligation of such Obligor.

SECTION 6.11. Annual Servicing Report of Independent Audit Firm. On an annual basis on or before the date which is 90 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2012, the Collection Agent shall engage and cause FTI Consulting, Inc. or another firm acceptable to the Buyer and its assigns, to provide the Collection Agent and the Buyer with a report setting forth the results of such firm’s review of the Receivables in form and in scope satisfactory to the Buyer and the Collection Agent; provided that in no event shall such report include “Protected Health Information”, as such term is defined in regulations implementing HIPAA; provided further that such independent audit firm shall be required to enter into a Business Associate Agreement with the Collection Agent. Each of the Originators hereby authorizes such firm to discuss such affairs, finances and performance with representatives of the Buyer and its designees.

ARTICLE VII

EVENTS OF TERMINATION

SECTION 7.01. Events of Termination. If any of the following events (any such event, an “Event of Termination”) shall occur:

(a) The Collection Agent, the Authorized Representative or any Originator shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for five Business Days; or

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(b) Any representation or warranty made or deemed to be made by any Originator, the Collection Agent or CHS (or any of their respective officers or agents) under or in connection with any Document, including any Monthly Report other than with respect to the status of a Receivable as an Eligible Receivable or any other information, report or officer’s certificate delivered pursuant hereto, shall prove to have been false, incorrect or misleading in any material respect when made or deemed made, unless and solely to the extent (i) such representation or warranty does not contain a grace period within such provision, and (ii) such misrepresentation is capable of being cured within 10 days, the Collection Agent, the Authorized Representative and any relevant Originator deliver a written certificate to the Buyer certifying that such false, incorrect or misleading statement, and all ramifications thereof under this Agreement or any Document has been cured in full (together with such data demonstrating such cure) by earlier to occur of (x) the date on which written notice shall have been given to the Authorized Representative and (y) the date on which a Responsible Officer of the Collection Agent, the Authorized Representative or the relevant Originator acquires knowledge thereof; or

(c) Any Originator, the Authorized Representative, CHS or the Collection Agent shall fail to perform or observe, beyond the applicable grace or cure period therein, any term, covenant or agreement (other than any term, covenant or agreement described in another clause of this Section 7.01) contained in any Document on its part to be performed or observed and any such failure (other than a failure with respect to any of Section 5.01(d), (g), (l), and (q), in each case, as to which no grace period shall apply) shall remain unremedied for 10 days after written notice thereof shall have been given by the Buyer to the Authorized Representative, or this Agreement or any other Document shall cease to be effective or be a legally valid, binding and enforceable obligation of the Buyer, any Originator or the Collection Agent, as the case may be or any of their respective Affiliates shall contest in any manner the effectiveness, validity, binding nature or enforceability of this Agreement or any other Document; or

(d) (i) Any Originator, the Parent or the Collection Agent shall fail to pay any principal, interest or other amount due in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any grace period) or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after giving effect to any grace period) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or that results in the termination or permits any counterparty to terminate any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement, the obligations under which constitute Material Indebtedness; provided that this clause (ii) shall not apply to secured Debt that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Debt; or

(e) Either (i) any Purchase shall, for any reason, except to the extent permitted by the terms hereof, cease to create a valid and perfected first priority ownership interest in each Purchased Property with respect thereto free and clear of any Lien (other than Permitted Liens referred to in clause (b) of the definition thereof and, during the continuance of the time period specified in Section 5.01(u), the Kay County Lien), which shall remain unremedied for five Business Days after the earlier of delivery of notice thereof by the Buyer or discovery thereof by the Collection Agent or any Originator or (ii) this Agreement shall for any reason cease to evidence the transfer to the Buyer of legal and equitable title to, and ownership of, the Purchased Property; or

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(f) (i) Any Material Originator, the Parent, CHS or the Collection Agent shall (A) become insolvent, generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; (B) any Insolvency Proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, receiver/manager, custodian, trustee, or other similar official for it or for any substantial part of its property shall be instituted by any Material Originator, the Parent, CHS or the Collection Agent or (C) any Insolvency Proceeding or any other proceeding seeking the entry of an order for relief or the appointment of a receiver, receiver/manager, custodian, trustee, or other similar official for it or for any substantial part of its property shall be instituted against any Material Originator, the Parent, CHS or the Collection Agent, and such other proceeding shall remain unstayed for a period of 60 days, or the requested adjudication, relief or other action sought thereby shall have been made, granted or taken, or (ii) any Material Originator, the Parent, CHS or the Collection Agent shall take any corporate or entity-level action that authorizes any of the actions set forth above in this Section 7.01(f); or

(g) There shall have occurred and be continuing an “Event of Default” under the Loan Agreement; or

(h) There shall have occurred and be continuing an “Event of Termination” under the Contribution Agreement; or

(i) There shall have occurred a Change in Control; or

(j) There shall have occurred any material adverse change in the business or financial condition of CHS or the Originators taken as a whole since December 31, 2011, which could reasonably be expected to affect the value or collectability of the Receivables or the ability of the Buyer, the Collection Agent or any Originator to collect the Receivables or otherwise perform its respective obligations under this Agreement or any other Document; or

(k) A Servicer Termination Event shall have occurred and be continuing; or

(l) The Buyer shall have become subject to registration as an “investment company” within the meaning of the Investment Company Act; or

(m) One or more judgments shall be rendered against any Originator, the Collection Agent, the Company, CHS or the Parent or any combination thereof (to the extent not paid or fully covered by insurance) and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any Originator, the Collection Agent, the Company, CHS or the Parent to enforce any such judgment and such judgment is for the payment of money in an aggregate amount in excess of $50,000,000; or

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(n) An ERISA Event shall have occurred that, in the opinion of the Buyer, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Parent and its ERISA Affiliates in an aggregate amount exceeding $50,000,000;

then, and in any such event, the Buyer may, by notice to the Authorized Representative (a “Termination Declaration Notice”) declare the Termination Date to have occurred, except that, (i) in the case of any event described in clause (i)(B) or clause (i)(C) of Section 7.01(f) above or any event described in Section 7.01(d) above, the Termination Date shall be deemed to have occurred automatically without notice upon the occurrence of such event, and (ii) in the case of any event described in Sections 7.01(c) and (h) that relate to an Originator and not Material Originators, no Event of Termination shall be deemed to have occurred so long as the Buyer immediately ceases future purchases of Receivables from such Originator.

Notwithstanding the foregoing, the occurrence of one or more events listed above that would otherwise constitute an Event of Termination with respect to any Originator or Originators not constituting Material Originators (as calculated over any period of 30 consecutive days) shall not constitute an Event of Termination hereunder if such Originator or Originators subject to such event are subject to a Removal (without consideration of the requirement for a 30 day prior written request as set forth in Section 9.14(b)) within 10 days of the occurrence of such event or events.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.01. Indemnities by the Originators.

(a) Without limiting any other rights which the Buyer may have hereunder or under Applicable Law, each of the Collection Agent and the Originators hereby each agrees, jointly and severally, to indemnify the Buyer and its transfers and assigns, and each of their respective directors, officers, employees, agents and attorneys (all of the foregoing being individually referred to as an “Indemnified Party” and being collectively referred to as “Indemnified Parties”) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or actually incurred by any of them arising out of or resulting from this Agreement, the Contribution Agreement, the Loan Agreement or any other Document or the use of proceeds of any Purchase or in respect of any Purchased Property. Without limiting or being limited by the foregoing, each Originator shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

(i) Any Receivable represented or deemed represented by an Originator to be an Eligible Receivable which was not an Eligible Receivable as of the Purchase Date thereof;

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(ii) reliance on any representation or warranty made or deemed made by any Originator, CHS, the Collection Agent or any of their respective officers under or in connection with this Agreement, the Contribution Agreement, the Loan Agreement or any other Document, which shall have been false, incorrect or misleading in any material respect when made or deemed made or delivered;

(iii) the failure by any Originator, CHS or the Collection Agent to comply with any term, provision or covenant contained in this Agreement, the Contribution Agreement, the Loan Agreement or any other Documents, or any Contract, or with any Applicable Law with respect to any Receivable, the related Contract or the Related Security, or the nonconformity of any Receivable, the related Contract or the Related Security with any such Applicable Law;

(iv) the failure to (A) vest and maintain vested in the Buyer or to transfer to the Buyer, legal and equitable title to and ownership of, the Receivables and the other Purchased Property which are, or are intended to be, sold by the Originators hereunder or (B) grant to the Buyer a valid and perfected first priority “security interest” under Article 9 of the UCC in and to the Receivables which are, or are purported to be, Purchased Property, together with all Collections and Related Security, in each case free and clear of any Lien (other than Permitted Liens referred to in clause (b) of the definition thereof) whether existing at the time of the Purchase of any such Receivable or at any time thereafter;

(v) the failure by any Originator to make any payment required on its part to be made hereunder;

(vi) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Law with respect to any Receivables and other Purchased Property which are, or are intended to be, sold by the Originators hereunder, whether at the time of any Purchase or at any subsequent time;

(vii) any failure of any Originator, CHS or the Collection Agent to perform its duties or obligations in accordance with the provisions of this Agreement or the other Documents or to perform its duties under the Contracts;

(viii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable or Contract;

(ix) any set-off by any Collection Account Bank or any Concentration Account Bank against Collections;

(x) the failure to pay when due any taxes which are an Originator’s responsibility, including sales, excise or personal property taxes payable in connection with the Purchased Property or the purchase thereof;

(xi) the commingling of Collections of Purchased Property at any time with other funds;

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(xii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Purchases or the ownership by the Buyer of Purchased Property;

(xiii) any attempt by any Person to void or otherwise avoid any transfer of any Purchased Property from an Originator to the Buyer under any statutory provision or common law or equitable action, including any provision of the Bankruptcy Law; or

(xiv) the inclusion in any Purchased Receivable any portion of the Expected Net Value of which represents sales taxes.

(b) Any amounts subject to the indemnification provisions of this Section 8.01 shall be paid by the Originators to the Buyer within 10 Business Days following the Buyer’s demand therefor. Notwithstanding any other provision of this Agreement to the contrary, the Originators shall not indemnify any Indemnified Party for or with respect to any Indemnified Amounts (i) that would constitute recourse for uncollectible Receivables due to the bankruptcy or insolvency of the related Obligor or (ii) that arise solely from such Indemnified Party’s gross negligence, bad faith or willful misconduct as determined in a final non-appealable judgment of a court of competent jurisdiction.

(c) Notwithstanding the foregoing, the liability of the Specified Originators shall be limited to indemnification events relating to each such Specified Originator or the Purchased Property it has transferred under this Agreement.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01. Amendments and Waivers. No amendment or modification of any provision of this Agreement or any Document shall be effective without the written agreement of the parties hereto and, to the extent then required in the Loan Agreement, the written consent of the Administrative Agent and the Majority Lenders (or their respective Managing Agents), and no termination or waiver of any provision of this Agreement or any Document or consent to any departure therefrom shall be effective without the written concurrence of the Company, the Administrative Agent and the Majority Lenders (or their respective Managing Agents). Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 9.02. Notices, Etc.

(a) All notices, demands, requests and other communications required or expressly authorized to be made by this Agreement shall be given in writing, unless otherwise expressly specified herein and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail, and addressed to (i) if to an Originator, to the Authorized Representative at 4000 Meridian Boulevard, Franklin, TN 37067, to the attention of Rachel A. Seifert, Facsimile No.: 615-373-9704, Telephone No.: 615-465-7000, Email: Rachel_Seifert@chs.net, (ii) if to the Collection Agent at 4000 Meridian Boulevard, Franklin, TN 37067, to the attention of Rachel A. Seifert, Facsimile No.: 615-373-9704, Telephone No.: 615-465-7000, Email: Rachel_Seifert@chs.net, and (iii) if to the Buyer at 4000 Meridian Boulevard, Franklin, TN 37067, to the attention of Rachel A. Seifert, Facsimile No.: 615-373-9704, Telephone No.: 615-465-7000, Email: Rachel_Seifert@chs.net, or to such other address as shall be notified in writing to the other parties hereto.

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(b) All communications described in clause (a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (x) if delivered by hand or overnight courier service or sent by facsimile or electronic mail, on the date of receipt or (y) if delivered by certified or registered mail, five Business Days after dispatch, in each case under clauses (x) and (y), delivered, sent, transmitted or mailed (properly addressed) to such party as provided in this Section 9.02 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.02. Notwithstanding the foregoing, no notice, demand, request or other communication pursuant to Article II shall be effective until received.

SECTION 9.03. Setoff and Counterclaim. All payments to be made by any Originator or the Collection Agent under this Agreement shall be made free and clear and each of the Originators and the Collection Agent hereby irrevocably and unconditionally waives all rights of any counterclaim, set-off, deduction or other defense, which such Originator or the Collection Agent may have against the Buyer, or against each other, whether under contract (including this Agreement), Applicable Law, in equity or otherwise. The obligation of each Originator and the Collection Agent to make the payments and deposits contemplated by this Agreement is absolute and unconditional.

SECTION 9.04. No Waiver; Remedies. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.05. Binding Effect; Assignability; Third Party Beneficiary. This Agreement shall be binding upon and inure to the benefit of the Originators, the Buyer, the Collection Agent and their respective successors and permitted assigns. No Originator may assign its rights and obligations or any interest herein or delegate any of its duties hereunder or under the other Originator Documents, in each case, without the prior written consent of the Buyer. The Buyer may, subject to any restrictions in the Loan Agreement, assign at any time all of its rights and obligations hereunder and interests herein without the consent of any Originator or the Collection Agent. All such assignees, including parties to the Loan Agreement, shall be third party beneficiaries of, and shall be entitled to enforce the Buyer’s rights and remedies under, this Agreement to the same extent as if they were parties thereto, except to the extent specifically limited under the terms of their assignment. Without limiting the foregoing, each of the Originators acknowledges (a) the assignment of Buyer’s rights and interests hereunder to the Administrative Agent (via the assignment by the Company to the Administrative Agent) pursuant to the Assignment of Agreements and agrees that, subject to the terms set forth in the Assignment of Agreements, the Contribution Agreement and the Loan Agreement, the Administrative Agent (and any further assignee of any such assignee) shall have the right, as the assignee of the Buyer (or the assignee of such assignee), to enforce the Buyer’s rights and remedies under this Agreement directly against such party (including the right (i) to appoint a successor Collection Agent and (ii) to give or withhold any and all consents, requests, notices,

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directions, approvals, demands, extensions or waivers under or with respect to this Agreement or the obligations in respect of the Originators hereunder to the same extent as the Buyer may do), but without any obligation on the part of any such assignee to perform any of the obligations of the Buyer hereunder and (b) that the Administrative Agent, each Managing Agent, each Lender and each other Secured Party (as defined in the Loan Agreement) is an intended third party beneficiary of this Agreement to the same extent as if they were parties hereto, and that each of them is relying on, among other things, the representation and warranties of the Originators hereunder in entering into the Loan Agreement. Each of the Originators, the Authorized Representative and the Collection Agent agrees that it shall send to the Administrative Agent and each Managing Agent (at the address set forth in the Loan Agreement) a copy of all written notices required to be given by such Person to the Buyer hereunder.

SECTION 9.06. Term of this Agreement. This Agreement, including each Originator’s and the Collection Agent’s obligation to observe its covenants set forth in Articles V and VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Originators pursuant to Article IV, the indemnification and payment provisions of Article VIII and the provisions of Section 9.15 shall be continuing and shall survive any termination of this Agreement.

SECTION 9.07. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE; SERVICE OF PROCESS.

(a) THIS AGREEMENT SHALL, IN ACCORDANCE WITH § 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE BUYER, EACH ORIGINATOR, AND THE COLLECTION AGENT EACH HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER ORIGINATOR DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) Each party hereto agrees that service of process may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to it at its address specified in Section 9.02. Nothing in this Section 9.07 shall affect the right of any party to serve legal process in any other manner permitted by law.

SECTION 9.08. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BUYER, EACH ORIGINATOR AND THE COLLECTION AGENT EACH WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING

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ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT, ANY OTHER ORIGINATOR DOCUMENT, ANY OTHER DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

SECTION 9.09. Costs, Expenses and Taxes. In addition to the rights of indemnification granted to the Buyer and the other Indemnified Parties under Article VIII hereof, the Originators agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses of the Buyer and its assignee incurred in connection with the preparation, execution, delivery, administration (including periodic auditing permitted hereunder), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including rating agency fees, auditor fees, the annual servicing report referred to in Section 6.11 and out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of counsel for the Buyer and its assignee with respect thereto, and with respect to advising the Buyer and its assignee as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including counsel fees and expenses), incurred by the Buyer and its assignee in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

SECTION 9.10. No Proceedings. Each of the Originators, the Collection Agent and the Administrative Agent each hereby agrees that it will not institute against, or join any other Person in instituting against, the Buyer any action, event or proceeding of the type referred to in Section 7.01(f) so long as there shall not have elapsed one year plus one day since the later of (i) the Termination Date and (ii) the date on which all of the Purchased Receivables are either collected in full or become Defaulted Receivables.

SECTION 9.11. Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement, the Contribution Agreement, the Loan Agreement and the other Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

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SECTION 9.12. Confidentiality. Except to the extent otherwise required by Applicable Law, unless the provider thereof shall otherwise consent in writing each of the Originators, the Buyer and the Collection Agent agrees that it shall maintain the confidentiality of (i) the Credit and Collection Policy, and (ii) all other information obtained as a result of being a party hereto, to any related documents or to any of the transactions contemplated hereby or thereby (including the contents of any summary of indicative terms and conditions with respect to such transactions, and the provisions of this Agreement and any of the other Originator Documents) other than information that was available to such Person on a non-confidential basis (“Confidential Information”); provided, however, that the Originators and the Collection Agent may disclose any Confidential Information (w) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel, administration and service providers, and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential), (x) to the extent such disclosure may be required by Applicable Law, or by any court or administrative agency having jurisdiction over any party or as may be requested by any regulatory body, (y) to the extent an Originator, the Buyer or the Collection Agent, as the case may be, consents in writing to the release of Confidential Information relating to it, (z) subject to a written confidentiality agreement having terms substantially similar to this Section 9.11, to any financial institution or other party that extends or is considering the extension of debt or equity financing or swap or derivative arrangement to any Originator or any Affiliate thereof or (aa) as may be required or appropriate in response to a court order or in connection with any litigation; provided further, however, that the Originators, the Buyer and the Collection Agent shall have no obligation of confidentiality whatsoever in respect of any information which (i) may be generally available to the public or becomes available to the public other than as a result of a breach of this Section 9.12, (ii) is in the possession of an Originator, the Buyer or the Collection Agent prior to the date hereof and receipt thereof from another party, and is not subject to a confidentiality agreement or legal or regulatory restriction on disclosure or (iii) is independently developed by the Company or the Collection Agent or one or more of their respective representatives without violating the terms of this Section 9.12.

SECTION 9.13. Joint and Several Liability; Designation and Appointment of Authorized Representative.

(a) Joint and Several Liability. Each Originator (other than any Specified Originator) agrees that each reference to “Originators” in this Agreement shall be deemed to refer to each such Originator, jointly and severally with the other Originators. Each Originator (other than any Specified Originator) (i) shall be jointly and severally liable for the obligations, duties and covenants of each other Originator (other than any Specified Originator) under this Agreement and the acts and omissions of each other Originator (other than any Specified Originator) and (ii) jointly and severally makes each representation and warranty for itself and each other Originator (other than any Specified Originator) under this Agreement. Notwithstanding the foregoing, if, in any action to enforce amounts payable by any Originator (other than any Specified Originator) or any proceeding to allow or adjudicate a claim hereunder, a court of competent jurisdiction determines that enforcement of the joint and several obligations of all of the Originators (other than any Specified Originator) against such Originator (other than any Specified Originator) for the full amount of such liabilities is not lawful under, or would be subject to avoidance under Section 548 of the Bankruptcy Law or any applicable provision of Federal or state law, the liability of such Originator hereunder shall be limited to the maximum

54

amount lawful and not subject to avoidance under such law. For the avoidance of doubt, notwithstanding anything in this Agreement or any other document related hereto to the contrary, in no event shall any Specified Originator have any liability for the actions or inactions of any other Originator.

(b) Appointment of Authorized Representative. Each Originator hereby irrevocably designates and appoints Professional Services as its exclusive representative under this Agreement (the “Authorized Representative”) to deliver and receive all notices on behalf of such Originator and to receive on behalf of such Originator, and distribute, all payments and distributions of Originators in accordance with the respective interests of Originators and to take such other actions as are set forth in this Agreement. Each Originator hereby unconditionally releases the Buyer and its Affiliates with respect to any claims, obligations or duties that such Persons may otherwise have been deemed to possess absent the designation and appointment contained in this Section 9.13(b).

SECTION 9.14. Addition and Removal of Originators.

(a) Additions. Subject to satisfaction of the following conditions set forth below and any other conditions required by the Buyer, upon 30-days’ prior written notice from the Collection Agent or the Authorized Representative, the Buyer hereby agrees to the adding of other Persons designated by the Collection Agent or the Authorized Representative as an additional Originator hereunder (each such event, an “Addition”):

(i) the Buyer, in its sole discretion (and the Administrative Agent, as its assignee under the Assignment of Agreements, in its sole discretion), shall have agreed in writing to such Addition;

(ii) the Termination Date shall have not occurred;

(iii) as of the effective date of such Addition, no Servicer Termination Event or Event of Termination shall be continuing;

(iv) as of the effective date of such Addition, the conditions precedent applicable to such Person proposed as an Originator as set forth Article III shall have been fulfilled;

(v) as of the effective date of such Addition, the representations and warranties set forth in Article IV applicable to such Person proposed as an Originator shall be true and correct;

(vi) such Person proposed as an Originator shall execute such agreements, instruments and documents (and issue such authorizations) as the Buyer may reasonably request, in each case, in form and substance satisfactory to the Buyer (and the Administrative Agent) to effectuate the Addition, including (x) a joinder agreement to this Agreement whereby such Person agrees to be bound by the terms of this Agreement, and (y) financing statements covering the Receivables;

55

(vii) the Administrative Agent shall have received such opinions of counsel (which may include corporate opinions from jurisdictions previously not required by the Administrative Agent) as it may reasonably request; and

(viii) the Buyer shall have been provided with such information (whether financial or otherwise), documents or opinions as they may reasonably request.

Upon the effectiveness of any Addition, Schedule I shall be deemed amended to add the name of the applicable Person.

(b) Removals. Subject to satisfaction of the conditions set forth below and any other conditions required by the Buyer, upon 30-days’ prior written request of the Collection Agent, the Buyer hereby agrees to the removal of any Originator designated by the Collection Agent (each such event, a “Removal”):

(i) no Termination or Event of Termination shall have occurred and be continuing, or shall result from, or reasonably be expected to result from, such Removal or the Related Removals;

(ii) the Buyer shall have received a Monthly Report calculated on a pro forma basis (after giving effect to such Removal and all Related Removals), which pro forma Monthly Report shall demonstrate compliance with all covenants hereunder and under the Loan Agreement, including the ratios set forth in Sections 7.01(h) and (i) of the Loan Agreement;

(iii) as of the last day of the Collection Period most recently ended prior to such Removal, the average Net Receivables Balance of all Receivables of the Originator(s) subject to such Removal and all Related Removals over the prior 3 Collection Periods shall not be greater than 7.5% of the average Net Receivables Balance of Receivables of all Originators during the Collection Period 3 months prior to such Collection Period and the two prior Collection Periods;

(iv) such Originator shall execute such agreements, instruments and documents as the Buyer and the Administrative Agent may reasonably request, in form and substance satisfactory to the Buyer and the Administrative Agent to effectuate the requested Removal, including an amendment to this Agreement effectuating such Removal; and

(v) the Buyer shall have received all Collections pertaining to Purchased Receivables (that have not become Defaulted Receivables) and all Noncomplying Receivables Adjustments, in each case, attributable to the Originator subject to the requested Removal.

Upon the effectiveness of any Removal, Schedule I hereto shall be deemed amended to delete the name of the applicable Person. Authorized Representative shall promptly notify the Collection Agent of any Addition or Removal hereunder.

56

(c) Survival of Terms. Notwithstanding any Removal of a Person as an Originator in accordance with the terms hereof, the provisions of Article VIII (and the representations and warranties with respect thereto) shall, with respect to such Person, survive such Removal for all claims arising prior to such Removal.

SECTION 9.15. Waiver of Consequential Damages. (a) Each of the Originators and the Collection Agent agrees that no Indemnified Party shall have any liability to them or any of their equity holders or creditors in connection with this Agreement, the other Facility Documents or the transactions contemplated thereby on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings), and hereby waives any such claim.

(b) The Buyer agrees that none of the Originators, the Collection Agent or their respective Affiliates shall have any liability to it or any of its equity holders or creditors in connection with this Agreement, the other Facility Documents or the transactions contemplated thereby on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings), and hereby waives any such claim.

(c) The provisions of this Section 9.15 shall survive the termination of this Agreement.

57

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BUYER	CHS/COMMUNITY HEALTH SYSTEMS, INC.

By:
Name: James W. Doucette
Title: Vice President and Treasurer

AUTHORIZED REPRESENTATIVE: COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

COLLECTION AGENT: COMMUNITY HEALTH SYSTEMS PROFESSIONAL SERVICES CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

ORIGINATORS:

AFFINITY HOSPITAL, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

BERWICK HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

BLUEFIELD HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

BROWNWOOD HOSPITAL, L.P.

By:	Brownwood Medical Center, LLC
Its:	General Partner

By:
Name: James W. Doucette
Title: Vice President and Treasurer

BULLHEAD CITY HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

CARLSBAD MEDICAL CENTER, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

CLEVELAND TENNESSEE HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

COATESVILLE HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

COLLEGE STATION HOSPITAL, LP

By:	College Station Medical Center, LLC
Its:	General Partner

By:
Name: James W. Doucette
Title: Vice President and Treasurer

CRESTVIEW HOSPITAL CORPORATION

By:
Name: James W. Doucette Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

DEACONESS HEALTH SYSTEM, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

DYERSBURG HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

EMPORIA HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

FOLEY HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

FRANKLIN HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

GADSDEN REGIONAL MEDICAL CENTER, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

GALESBURG HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

GRANBURY HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

GRANITE CITY ILLINOIS HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

GREENBRIER VMC, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

HOSPITAL OF MORRISTOWN, INC.

By:
Name: James W. Doucette
Title: Vice President and Treasurer

JACKSON, TENNESSEE HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

JOURDANTON HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

LAKE WALES HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

LAREDO TEXAS HOSPITAL COMPANY, L.P.

By:	Webb Hospital Corporation
Its:	General Partner

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

LAS CRUCES MEDICAL CENTER, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

LEA REGIONAL HOSPITAL, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

LONGVIEW MEDICAL CENTER, L.P.

By:	Regional Hospital of Longview, LLC
Its:	General Partner

By:
Name: James W. Doucette
Title: Vice President and Treasurer

MARTIN HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

MARY BLACK HEALTH SYSTEM LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

MCKENZIE-WILLAMETTE REGIONAL MEDICAL CENTER ASSOCIATES, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

MCNAIRY HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

MCSA, L.L.C.

By:
Name: James W. Doucette
Title: Vice President and Treasurer

MOBERLY HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

NATIONAL HEALTHCARE OF LEESVILLE, INC.

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

NATIONAL HEALTHCARE OF MT. VERNON, INC.

By:
Name: James W. Doucette
Title: Vice President and Treasurer

NAVARRO HOSPITAL, L.P.

By:	Navarro Regional, LLC
Its:	General Partner

By:
Name: James W. Doucette
Title: Vice President and Treasurer

NORTHAMPTON HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

NORTHWEST HOSPITAL, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

ORO VALLEY HOSPITAL, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

PAYSON HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

PETERSBURG HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

PHOENIXVILLE HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

PINEY WOODS HEALTHCARE SYSTEM, L.P.

By:	Woodland Heights Medical Center, LLC
Its:	General Partner

By:
Name: James W. Doucette
Title: Vice President and Treasurer

POTTSTOWN HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

QHG OF ENTERPRISE, INC.

By:
Name: James W. Doucette
Title: Vice President and Treasurer

QHG OF SOUTH CAROLINA, INC.

By:
Name: James W. Doucette
Title: Vice President and Treasurer

RUSTON LOUISIANA HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

SAN ANGELO HOSPITAL, L.P.

By:	San Angelo Community Medical Center, LLC
Its:	General Partner

By:
Name: James W. Doucette
Title: Vice President and Treasurer

SAN MIGUEL HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

SHELBYVILLE HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

SILOAM SPRINGS ARKANSAS HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

TOOELE HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

VICTORIA OF TEXAS, L.P.

By:	Detar Hospital, LLC
Its:	General Partner

By:
Name: James W. Doucette
Title: Vice President and Treasurer

WAUKEGAN ILLINOIS HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

WESLEY HEALTH SYSTEM LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

WEST GROVE HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

WOMEN & CHILDREN’S HOSPITAL, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

BLUFFTON HEALTH SYSTEM LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

DHSC, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

DUKES HEALTH SYSTEM, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

IOM HEALTH SYSTEM, L.P.

By:	Lutheran Health Network Investors, LLC
Its:	General Partner

By:
Name: James W. Doucette
Title: Vice President and Treasurer

KAY COUNTY OKLAHOMA HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

LANCASTER HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

PORTER HOSPITAL, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

NANTICOKE HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

REHAB HOSPITAL OF FORT WAYNE GENERAL PARTNERSHIP

By:	Lutheran Health Network Investors, LLC
Its:	General Partner

By:
Name: James W. Doucette
Title: Vice President and Treasurer

ROSWELL HOSPITAL CORPORATION

By:
Name: James W. Doucette
Title: Vice President and Treasurer

SCRANTON HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

SPOKANE VALLEY WASHINGTON HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

SPOKANE WASHINGTON HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

ST. JOSEPH HEALTH SYSTEM LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

TOMBALL TEXAS HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

WARREN OHIO HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

WARREN OHIO REHAB HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

WARSAW HEALTH SYSTEM LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

WEATHERFORD TEXAS HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

WILKES-BARRE HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

YOUNGSTOWN OHIO HOSPITAL COMPANY, LLC

By:
Name: James W. Doucette
Title: Vice President and Treasurer

Signature Page to

Receivables Sale Agreement

SCHEDULE I

ORIGINATORS

1.	Affinity Hospital, LLC
2.	Berwick Hospital Company, LLC
3.	Bluefield Hospital Company, LLC
4.	Brownwood Hospital, L.P.
5.	Bullhead City Hospital Corporation
6.	Carlsbad Medical Center, LLC
7.	Cleveland Tennessee Hospital Company, LLC
8.	Coatesville Hospital Corporation
9.	College Station Hospital, L.P.
10.	Crestview Hospital Corporation
11.	Deaconess Health System, LLC
12.	Dyersburg Hospital Corporation
13.	Emporia Hospital Corporation
14.	Foley Hospital Corporation
15.	Franklin Hospital Corporation
16.	Gadsden Regional Medical Center, LLC
17.	Galesburg Hospital Corporation
18.	Granbury Hospital Corporation
19.	Granite City Illinois Hospital Company, LLC
20.	Greenbrier VMC, LLC
21.	Hospital of Morristown, Inc.
22.	Jackson, Tennessee Hospital Company, LLC
23.	Jourdanton Hospital Corporation
24.	Lake Wales Hospital Corporation
25.	Laredo Texas Hospital Company, L.P.
26.	Las Cruces Medical Center, LLC
27.	Lea Regional Hospital, LLC
28.	Longview Medical Center, L.P.
29.	Martin Hospital Corporation
30.	Mary Black Health System LLC
31.	McKenzie-Willamette Regional Medical Center Associates, LLC
32.	McNairy Hospital Corporation
33.	MCSA, L.L.C.
34.	Moberly Hospital Company, LLC
35.	National Healthcare of Leesville, Inc.
36.	National Healthcare of Mt. Vernon, Inc.
37.	Navarro Hospital, L.P.
38.	Northampton Hospital Company, LLC
39.	Northwest Hospital, LLC
40.	Oro Valley Hospital, LLC
41.	Payson Hospital Corporation
42.	Petersburg Hospital Company, LLC
43.	Phoenixville Hospital Company, LLC
44.	Piney Woods Healthcare System, L.P.
45.	Pottstown Hospital Company, LLC
46.	QHG of Enterprise, Inc.
47.	QHG of South Carolina, Inc.

Sch. I-1

48.	Ruston Louisiana Hospital Company, LLC
49.	San Angelo Hospital, L.P.
50.	San Miguel Hospital Corporation
51.	Shelbyville Hospital Corporation
52.	Siloam Springs Arkansas Hospital Company, LLC
53.	Tooele Hospital Corporation
54.	Victoria of Texas, L.P.
55.	Waukegan Illinois Hospital Company, LLC
56.	Wesley Health System LLC
57.	West Grove Hospital Company, LLC
58.	Women & Children’s Hospital, LLC
59.	Bluffton Health System LLC
60.	DHSC, LLC
61.	Dukes Health System, LLC
62.	IOM Health System, L.P.
63.	Kay County Oklahoma Hospital Company, LLC
64.	Lancaster Hospital Corporation
65.	Nanticoke Hospital Company, LLC
66.	Porter Hospital, LLC
67.	Rehab Hospital of Fort Wayne General Partnership
68.	Roswell Hospital Corporation
69.	Scranton Hospital Company, LLC
70.	Spokane Valley Washington Hospital Company, LLC
71.	Spokane Washington Hospital Company, LLC
72.	St. Joseph Health System LLC
73.	Tomball Texas Hospital Company, LLC
74.	Warren Ohio Rehab Hospital Company, LLC
75.	Warren Ohio Hospital Company, LLC
76.	Warsaw Health System LLC
77.	Weatherford Texas Hospital Company, LLC
78.	Wilkes-Barre Hospital Company, LLC
79.	Youngstown Ohio Hospital Company, LLC

Sch. I-2

SCHEDULE II

CONDITION PRECEDENT DOCUMENTS

As required by Section 3.01 of the Agreement, each of the following items must be delivered to the Buyer prior to the Initial Purchase Date. Unless otherwise indicated, each of the documents below is dated as of March 21, 2012:

Document/Action

1.	Receivables Sale Agreement together with all schedules and exhibits

2.	Originator Notes for each of the Specified Originators individually and all of the other Originators collectively

3.	Assignment of Agreements

4.	Control Agreement with respect to Concentration Account

5.	Deposit Account Notification Agreement (Government Healthcare Receivables)

6.	Business Associate Agreement

7.	Secretary’s Certificate certifying and attaching (i) a copy of the certificate of incorporation or formation certified by the applicable Secretary of State, (ii) a copy of the operating agreement, by-laws or partnership agreement, as applicable, as amended through the Closing Date, (iii) a copy of the resolutions adopted, and (iv) the names and signatures of the officers authorized on its behalf to execute the agreements to be delivered by it, for each of:

(a)	Collection Agent

(b)	Each of the Originators

8.	Good standing certificates and (if principal place of business is not the same as its jurisdiction of organization) certificates of foreign qualification from the applicable Secretary of State or other official, dated as of the date contained therein, with respect to each of the following entities as set forth below:

(a)	Collection Agent

(b)	Each of the Originators

9.	Opinion of Coppersmith Schermer & Brockelman PLC, health care counsel for the Company, Collection Agent, Originators and CHS

10.	Opinion of Bradley Arant Boult Cummings LLP, Alabama local counsel for each of the Originators organized in such local counsel’s jurisdiction

11.	Opinion of Kutak Rock LLP, Arkansas local counsel for each of the Originators organized in such local counsel’s jurisdiction

12.	Opinion of Gammage & Burnham, PLC, Arizona local counsel for each of the Originators organized in such local counsel’s jurisdiction

13.	Opinion of Rutledge, Ecenia & Purnell, P.A., Florida local counsel for each of the Originators organized in such local counsel’s jurisdiction

14.	Opinion of Ballard Spahr LLP, Pennsylvania local counsel for each of the Originators organized in such local counsel’s jurisdiction

15.	Opinion of K&L Gates LLP, South Carolina local counsel for each of the Originators organized in such local counsel’s jurisdiction

16.	Opinion of Bradley Arant Boult Cummings LLP, Tennessee local counsel for each of the Originators organized in such local counsel’s jurisdiction

Sch. II-1

Document/Action

17.	Opinion of Liechty & McGinnis, LLP, Texas local counsel for each of the Originators organized in such local counsel’s jurisdiction

18.	Opinion of Hancock, Daniel, Johnson & Nagle, P.C., Virginia local counsel for each of the Originators organized in such local counsel’s jurisdiction

19.	Results of lien searches (including UCC and tax) from each of the relevant jurisdictions, dated as of the date contained therein, with respect to each of the following:

(a)	Collection Agent

(b)	Each of the Originators

20.	Forms of UCC-1 Financing Statements (and UCC-3 as necessary) naming each Originator, as debtor/seller, CHS, as secured party/purchaser, the Company, as assignee, and CA-CIB, as Administrative Agent, as assignee of the Company which forms shall be filed on or prior to the Initial Purchase Date

21.	Forms of financing statements, if any, necessary to terminate any financing statements covering the Receivables, Related Security or Collections previously filed against CHS or any Originator in such Person’s jurisdiction of organization which forms shall be filed on or prior to the Initial Purchase Date

22.	Delivery of the most recent monthly report on March 20, 2012 with respect to the February 2012 collection period

Sch. II-2

SCHEDULE III

LEGAL NAME, JURISDICTION OF ORGANIZATION,

ORGANIZATIONAL ID NUMBER, PRINCIPAL PLACE OF BUSINESS,

CHIEF EXECUTIVE OFFICE, LOCATION OF RECORDS AND REGISTERED NAMES

The chief executive office of each Originator is 4000 Meridian Blvd., Franklin, TN 37067.

Each Originator keeps its Records at such Originator’s principal place of business, as well as at its chief executive office.

The legal name, jurisdiction of organization, organization ID number and principal place of business for each Originator are as follows:

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
1.	Affinity Hospital, LLC	DE	4023245	800 Montclair Rd, Birmingham, AL 35213

2.	Berwick Hospital Company, LLC	DE	4447833	701 E. 16th St, Berwick, PA 18603

3.	Bluefield Hospital Company, LLC	DE	4812810	500 Cherry St, Bluefield, WV 24701

4.	Brownwood Hospital, L.P.	DE	2967928	1501 Burnet Dr, Brownwood, TX 76801

5.	Bullhead City Hospital Corporation	AZ	09397220	2735 Silver Creek Rd, Bullhead City, AZ 86442

6.	Carlsbad Medical Center, LLC	DE	2964276	2430 W. Pierce, Carlsbad, NM 88220

7.	Cleveland Tennessee Hospital Company, LLC	DE	4589625	2305 Chambliss Ave, Cleveland, TN 37311

8.	Coatesville Hospital Corporation	PA	2987105	201 Reeceville Rd, Coatesville, PA 19320

9.	College Station Hospital, L.P.	DE	2967943	1604 Rock Prairie, College Station, TX 77845

Sch. III-1

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
10.	Crestview Hospital Corporation	FL	P93000087326	151 Redstone Ave, S.E., Crestview, FL 32539

11.	Deaconess Health System, LLC	DE	3918793	5501 N. Portland Ave, Oklahoma City, OK 73112

12.	Dyersburg Hospital Corporation	TN	435828	400 Tickle St, Dyersburg, TN 38024

13.	Emporia Hospital Corporation	VA	0514489-4	727 N. Main St, Emporia, VA 23847

14.	Foley Hospital Corporation	AL	208-366	1613 N. McKenzie St, Foley, AL 36535

15.	Franklin Hospital Corporation	VA	0529059-8	100 Fairview Dr, Franklin, VA 23851

16.	Gadsden Regional Medical Center, LLC	DE	4275573	1007 Goodyear Ave, Gadsden, AL 35903

17.	Galesburg Hospital Corporation	IL	63372153	695 N. Kellogg St, Galesburg, IL 61401

18.	Granbury Hospital Corporation	TX	0142527600	1310 Paluxy Rd, Granbury, TX 76048

19.	Granite City Illinois Hospital Company, LLC	IL	00585904	2100 Madison Ave, Granite City, IL 62040

20.	Greenbrier VMC, LLC	DE	3249745	202 Maplewood Ave, Ronceverte, WV 24970

21.	Hospital of Morristown, Inc.	TN	264618	726 McFarland St, Morristown, TN 37814

22.	Jackson, Tennessee Hospital Company, LLC	TN	435835	367 Hospital Blvd, Jackson, TN 38305

Sch. III-2

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
23.	Jourdanton Hospital Corporation	TX	0800001865	1905 Hwy 97 E., Jourdanton, TX 78026

24.	Lake Wales Hospital Corporation	FL	P02000099846	410 S. 11th St, Lake Wales, FL 33853

25.	Laredo Texas Hospital Company, L.P.	TX	0800237874	1700 E. Saunders, Laredo, TX 78041

26.	Las Cruces Medical Center, LLC	DE	3306969	4311 E. Lohman Ave, Las Cruces, NM 88011

27.	Lea Regional Hospital, LLC	DE	2964402	5419 N. Lovington Hwy, Hobbs, NM 88240

28.	Longview Medical Center, L.P.	DE	2964553	2901 N. Fourth St, Longview, TX 75605

29.	Martin Hospital Corporation	TN	435833	161 Mt. Pelia Rd, Martin, TN 38237

30.	Mary Black Health System, LLC	DE	2623318	1700 Skylyn Dr, Spartanburg, SC 29307

31.	McKenzie-Willamette Regional Medical Center Associates, LLC	DE	3699827	1460 G St, Springfield, OR 97477

32.	McNairy Hospital Corporation	TN	435832	705 Poplar Ave, Selmer, TN 38375

33.	MCSA, LLC	AR	100129761	700 W. Grove St, El Dorado, AR 71730

34.	Moberly Hospital Company, LLC	DE	4447851	1515 Union Ave, Moberly, MO 65270

35.	National Healthcare of Leesville, Inc.	DE	2101020	1020 Fertitta Blvd, Leesville, LA 71446

36.	National Healthcare of Mt. Vernon, Inc.	DE	2063507	#8 Doctor’s Park Rd, Mt. Vernon, IL 62864

Sch. III-3

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
37.	Navarro Hospital, L.P.	DE	2964396	3201 W. Hwy 22, Corsicanna, TX 75110

38.	Northampton Hospital Company, LLC	DE	4442353	250 S. 21st, Easton, PA 18042

39.	Northwest Hospital, LLC	DE	2964436	6200 N. LaCholla Blvd, Tucson, AZ 85741

40.	Oro Valley Hospital, LLC	DE	3575660	1551 E. Tangerine Rd, Oro Valley, AZ 85755

41.	Payson Hospital Corporation	AZ	08080240	807 S. Ponderosa, Payson, AZ 85541

42.	Petersburg Hospital Company, LLC	VA	S096843-0	200 Medical Park Blvd, Petersburg, VA 23805

43.	Phoenixville Hospital Company, LLC	DE	3796044	140 Nutt Rd, Phoenixville, PA 19460

44.	Piney Woods Healthcare System, L.P.	DE	2964618	505 S. John Redditt Dr, Lufkin, TX 75904

45.	Pottstown Hospital Company, LLC	DE	3657514	1600 E. High St, Pottstown, PA 19464

46.	QHG of Enterprise, Inc.	AL	176-166	400 N. Edwards St, Enterprise, AL 36330

47.	QHG of South Carolina, Inc	SC	N/A	805 Pamplico Highway, Florence, SC 29505 and 2829 E Hwy 76, Mullins, SC 29574[1]

[1]	These addresses represent the physical location of Carolinas Health System and Marion Regional Hospital, respectively. Records for Receivables are kept separately for each hospital at each of their respective physical locations.

Sch. III-4

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
48.	Ruston Louisiana Hospital Company, LLC	DE	4270657	401 E. Vaughn Ave, Ruston, LA 71270

49.	San Angelo Hospital, L.P.	DE	2964591	3501 Knickerbocker Rd, San Angelo, TX 76904

50.	San Miguel Hospital Corporation	NM	2027670	104 Legion Dr, Las Vegas, NM 87701

51.	Shelbyville Hospital Corporation	TN	494640	2835 Hwy 231 N., Shelbyville, TN 37160

52.	Siloam Springs Arkansas Hospital Company, LLC	DE	4617628	205 E. Jefferson St, Siloam Springs, AR 72761

53.	Tooele Hospital Corporation	UT	1424668-0142	2055 N. Main, Tooele, UT 84074

54.	Victoria of Texas, L.P.	DE	2949026	101 Medical Dr, Victoria, TX 77904

55.	Waukegan Illinois Hospital Company, LLC	IL	01715232	1324 N. Sheridan Rd, Waukegan, IL 60085

56.	Wesley Health System, LLC	DE	2770969	5001 Hardy St, Hattiesburg, MS 39402

57.	West Grove Hospital Company, LLC	DE	4442356	1015 W. Baltimore Pike, West Grove, PA 19390

58.	Women & Children’s Hospital, LLC	DE	2964655	4200 Nelson Rd, Lake Charles, LA70605

59.	Bluffton Health System, LLC	DE	3089523	303 S. Main Street, Bluffton, IN 46714

Sch. III-5

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
60.	DHSC, LLC	DE	3973263	875 Eighth Street, N.E. (P.O. Box 805), Massillon, OH 44648

61.	Dukes Health System, LLC	DE	3575662	275 West 12th Street, Peru, IN 46970

62.	IOM Health System, L.P.	IN	LP95090037	7950 W. Jefferson Blvd., Fort Wayne, IN 46804

63.	Kay County Oklahoma Hospital Company, LLC	OK	3512092198	1900 North 14th Street, Ponca City, OK 74601

64.	Lancaster Hospital Corporation	DE	2436981	800 W. Meeting Street, Lancaster, SC 29720

65.	Nanticoke Hospital Company, LLC	DE	4927798	128 West Washington Street, Nanticoke, PA 18634

66.	Porter Hospital, LLC	DE	4296736	814 LaPorte Avenue, Valparaiso, IN 46383

67.	Rehab Hospital of Fort Wayne General Partnership	DE	N/A	7970 West Jefferson Blvd., Fort Wayne, IN 46804

68.	Roswell Hospital Corporation	NM	1913540	405 West Country Club Road, Roswell, NM 88201

69.	Scranton Hospital Company, LLC	DE	4927796	746 Jefferson Avenue, Scranton, PA 18510

70.	Spokane Valley Washington Hospital Company, LLC	DE	4447178	12606 East Mission Avenue, Spokane Valley, WA 99216

Sch. III-6

	Legal Name	Jurisdiction of Organization	Organization ID #	Principal Place of Business
71.	Spokane Washington Hospital Company, LLC	DE	4436798	800 W. 5th Avenue, Spokane, WA 99204

72.	St. Joseph Health System, LLC	DE	2909376	700 Broadway, Fort Wayne, IN 46802

73.	Tomball Texas Hospital Company, LLC	DE	5017131	605 Holderrieth, Tomball, TX 77375

74.	Warren Ohio Hospital Company, LLC	DE	4856127	1350 E. Market St., Warren, OH 44484

75.	Warren Ohio Rehab Hospital Company, LLC	DE	4856131	8747 Squires Lane Northeast, Warren, OH 44484

76.	Warsaw Health System, LLC	DE	2987604	2101 East DuBois Drive, Warsaw, IN 46580

77.	Weatherford Texas Hospital Company, LLC	TX	800718224	713 E. Anderson Street, Weatherford, TX 76086

78.	Wilkes-Barre Hospital Company, LLC	DE	4617619	575 North River Street, Wilkes-Barre, PA 18764

79.	Youngstown Ohio Hospital Company, LLC	DE	4848328	500 Gypsy Lane, Youngstown, OH 44501

Sch. III-7

All currently registered trade names, fictitious names, assumed names or “doing business as” names or other names under which it is doing business for each Originator are set forth on the following table:

	Parties	Names
1.	Affinity Hospital, LLC	- Montclair Baptist Medical Center - Lab First - Trinity Medical Center

2.	Berwick Hospital Company, LLC	- Berwick Hospital Center - Berwick Recovery Systems - Berwick Retirement Village Nursing Home - Berwick Family Medicine and Obstetrics - Berwick Hospital CRNA Group - Berwick Orthopedics

3.	Bluefield Hospital Company, LLC	- Bluefield Regional Medical Center

4.	Brownwood Hospital, L.P.

-   Brownwood Regional Medical Center

-   Brownwood Regional Rehab and Fitness Zone

-   Brownwood Surgery Center

-   Brownwood Regional Medical Center—Geriatric Psychiatric Unit

-   Brownwood Regional Medical Center—Skilled Nursing Facility

-   Brownwood Regional Medical Center—Rehab Unit

-   One Source Health Center—San Saba

-   One Source Health Center—Early

-   One Source Health Center—Lake Brownwood

-   One Source Health Center—Comanche

-   One Source Health Center—Cross Plains

-   One Source Health Center—Rising Star

-   Brownwood Regional Medical Center Outpatient Imaging and Breast Center

5.	Bullhead City Hospital Corporation	- Western Arizona Regional Medical Center - W.A.R.M.C. Imaging Center - W.A.R.M.C. Outpatient Rehabilitation Center

6.	Carlsbad Medical Center, LLC	- Carlsbad Medical Center

7.	CHS/Community Health Systems, Inc.	N/A

8.	CHS Receivables Funding, LLC	N/A

9.	Cleveland Tennessee Hospital Company, LLC	- SkyRidge Medical Center - SkyRidge Medical Center Westside Campus - Pine Ridge Treatment Center

10.	Coatesville Hospital Corporation

-   Brandywine Hospital

-   Brandywine Health System

-   Brandywine School of Nursing

-   Brandywine Hospital Home Health

-   Brandywine Hospital Hospice

-   Brandywine Hospital Women’s Health-New Garden

-   Brandywine Hospital Cardiothoracic Surgery

-   Brandywine Behavioral Health Pavilion

Sch. III-8

	Parties	Names
11.	College Station Hospital, L.P.	- College Station Medical Center - The Heart Institute at College Station Medical Center - College Station Orthopaedic Center

12.	Community Health Systems Professional Services Corporation	- CHS Professional Services Corporation (AL) - Community Health Systems PSC, Inc. (WA) - Trademark: Community Health Systems, (TN) - CH Aviation (TN)

13.	Crestview Hospital Corporation

-   North Okaloosa Medical Center

-   Hospitalist Services of Okaloosa County

-   Bluewater Bay Medical Center

-   North Okaloosa Medical Center—Transitional Care Unit

-   Gateway Medical Clinic

-   Gateway Medical Clinic—Laurel Hill

-   Baker Clinic

-   Baker Medical Clinic

-   Gateway Medical Clinic—Baker

-   North Okaloosa Medical Center Surgery Center

14.	Deaconess Health System, LLC	- Deaconess Hospital - Deaconess Surgery Center - Deaconess Wound Care North & South - Deaconess Outreach Services

15.	Dyersburg Hospital Corporation	- Dyersburg Regional Medical Center - Riverside Surgery Center

16.	Emporia Hospital Corporation	- Greensville Memorial Hospital - Southern Virginia Regional Medical Center - South Central Virginia Pain Center - Southern Virginia Pain Management Center - Southern Virginia CompCare

17.	Foley Hospital Corporation	- South Baldwin Regional Medical Center - South Baldwin Regional Home Health

18.	Franklin Hospital Corporation

-   Southampton Memorial Hospital

-   New Outlook

-   Southampton Memorial Hospital Skilled Nursing Facility

-   Southampton Memorial Hospital East Pavilion Nursing Facility

-   Southampton Primary Care

-   Southampton Surgical Group

-   Boykins Family Practice

19.	Gadsden Regional Medical Center, LLC	- Gadsden Regional Medical Center

20.	Galesburg Hospital Corporation	- Galesburg Cottage Hospital - Galesburg Cottage Hospital Skilled Nursing Unit; - Galesburg Emergency Physicians Associates - Galesburg Nurse Anesthetists Associates

21.	Granbury Hospital Corporation

-   Lake Granbury Medical Center

-   Lake Granbury Home Health

-   Lake Granbury Sleep Disorders Center

-   Lake Granbury Open MRI

-   Lake Granbury Physical Therapy

-   Lake Granbury Fitness

-   Lake Granbury Imaging Center

Sch. III-9

	Parties	Names
22.	Granite City Illinois Hospital Company, LLC	- Gateway Regional Medical Center - Gateway Regional Medical Center Occupational Health - Gateway Regional Medical Center Outpatient Pharmacy - Gateway Pharmacy

23.	Greenbrier VMC, LLC	- Greenbrier Valley Medical Center - Greenbrier Valley Anesthesia - Greenbrier Thoracic and Vascular Surgery - Jefferson Cardiology and Internal Medicine

24.	Hospital of Morristown, Inc.	- Lakeway Regional Hospital - Morritwon Professional Building - Lakeway Regional Women’s Imaging Center

25.	Jackson, Tennessee Hospital Company, LLC	- Regional Hospital of Jackson - Sleep Diagnostics of Jackson

26.	Jourdanton Hospital Corporation	- South Texas Home Health - South Texas Regional Anesthesia

27.	Lake Wales Hospital Corporation	- Lake Wales Medical Center

28.	Laredo Texas Hospital Company, L.P.

-   Laredo Medical Center

-   LMC Outpatient Diagnostic Center

-   LMC Lamar Bruni Vergara Rehabilitation Center

-   LMC Child Care Center

-   LMC Outpatient Diagnostic Center—South

-   Zapata Minor Care Center

-   Zapata EMS

-   Zapata Medical Center

-   LMC Surgery and Diagnostic Center

-   LMC North

-   Hebbronville Family Care Center

29.	Las Cruces Medical Center, LLC	- Mountain View Family Wellness Center

30.	Lea Regional Hospital, LLC	- Lea Regional Medical Canter

31.	Longview Medical Center, L.P.

-   Longview Regional Medical Center

-   Longview Regional Medical Park Imaging Center

-   The Heart and Vascular Institute of Longview

-   The Heart and Vascular Institute of Longview Regional

-   The Vein Center of Longview Regional

-   Longview Regional Quickcare

-   Family Care by Longview Regional

32.	Martin Hospital Corporation	- Volunteer Community Hospital

33.	Mary Black Health System LLC	- Mary Black Memorial Hospital

34.	McKenzie-Willamette Regional Medical Center Associates, LLC	- McKenzie—Willamette Medical Center - McKenzie Heart Center

35.	McNairy Hospital Corporation	- McNairy Regional Hospital - Medical Associates of McNairy Regional Hospital

36.	MCSA, L.L.C.	- Medical Center of South Arkansas

37.	Moberly Hospital Company, LLC	- Moberly Regional Medical Center, - Moberly Rural Health Clinic

38.	National Healthcare of Leesville, Inc.	- Byrd Regional Hospital - Memorial Hospital - Leesville Diagnostic Center - Byrd Regional Hospital Outpatient Surgery Center

Sch. III-10

	Parties	Names
39.	National Healthcare of Mt. Vernon, Inc.	- Crossroads Community Hospital

40.	Navarro Hospital, L.P.	- Navarro Regional Hospital

41.	Northampton Hospital Company, LLC	- Easton Hospital - Outlook House - Northampton Internal Medicine Associates - Easton Hospital Imaging

42.	Northwest Hospital, LLC

-   Northwest Medical Center

-   The Women’s Health Center at Northwest Medical Center

-   La Cholla Day Surgery at Northwest Medical Center

-   La Paloma Urgent Care

-   Healthy Beginnings

-   The Wound Care Center at Northwest

-   Continental Reserve Urgent Care

-   Northwest Urgent Care at Duval Mine Road

-   Northwest Urgent Care at Orange Grove

-   Northwest Balance Therapy Center

43.	Oro Valley Hospital, LLC	- Oro Valley Hospital - Northwest Vein Center at Oro Valley Hospital - The Sleep Centers of Oro Valley Hospital

44.	Payson Hospital Corporation	- Payson Regional Medical Center; - Payson Regional Medical Center Outpatient Treatment Center

45.	Petersburg Hospital Company, LLC

-   Southside Regional Medical Center

-   Southside Regional Medical Center—Renal Services

-   Southside Rehabilitation Services

-   Southside Behavioral Health Services

-   Southside Industrial Medicine

-   Southside Regional Medical Center School of Nursing

-   Southside Regional Medical Center School of Radiation Sciences

-   Southside Regional Medical Center Professional Schools

46.	Phoenixville Hospital Company, LLC

-   Phoenixville Hospital

-   Phoenixville Hospital Therapy & Fitness

-   Limerick Medical Center

-   Cardiothoracic Surgical Specialists

-   The Surgery Center of the Main Line

-   Blue Bell Surgery Center

-   Surgery Center at Limerick

47.	Piney Woods Healthcare System, L.P.	- Woodland Heights Medical Center - The Surgery at Center al Gaslight Medical Park - PW Healthcare System, L.P. - Gaslight Imaging Center

48.	Pottstown Hospital Company, LLC

-   Pottstown Memorial Medical Center

-   Pottstown Memorial Medical Center Transitional Care Unit

-   Pottstown Memorial Medical Center Renal Care Unit

-   Tri-County Medical Laboratory

-   Schuylkill Valley Health System

-   Pottstown Obstetrical Associates;

-   Pottstown Oncology Associates

49.	QHG of Enterprise, Inc.	- Medical Center Enterprise

Sch. III-11

	Parties	Names
50.	QHG of South Carolina, Inc.

-   Carolinas Rehabilitation Hospital

-   Carolinas Hospital System;

-   Physicians’ Surgery Center of Florence

-   Carolinas Hospital System – Marion

-   Mullins Nursing Center

-   Carolinas Neurology

-   Carolinas Oncology

51.	Ruston Louisiana Hospital Company, LLC	- Northern Louisiana Medical Center - Northern Louisiana Oncology Associates

52.	San Angelo Hospital, L.P.	- San Angelo Community Medical Center - Community Surgery Center

53.	San Miguel Hospital Corporation	- Alia Vista Regional Hospital

54.	Shelbyville Hospital Corporation	- Heritage Medical Center

55.	Siloam Springs Arkansas Hospital Company, LLC	- Siloam Springs Memorial Hospital

56.	Tooele Hospital Corporation	- Mountain West Medical Center - Mountain West Ambulance Service - Mountain West Medical Center Physical Therapy and Wellness Center - Mountain West Private Care Agency

57.	Victoria of Texas, L.P.	- DeTar Hospital - DeTar Hospital Navarro - DeTar Hospital North; - DeTar Healthcare System - DeTar Hospital After Hours Center

58.	Waukegan Illinois Hospital Company, LLC

-   Vista Medical Center East

-   Vista Medical Center West

-   Lindenhurst Surgery Center

-   Vista Treatment Center

-   Vista MRl Institute

-   Vista Imaging Center

-   Vista Physical Medicine & Rehab

-   Vista Work Power Center

-   Vista Health System

-   Lindenhurs Free Standing Emergency Center

59.	Wesley Health System LLC	- Wesley Medical Center

60.	West Grove Hospital Company, LLC	- Jennersville Regional Hospital - Health Tech - Jennersville Pediatrics - Jennersville OB Associates - Home Health of Brandywine; - Hospice of Brandywine

61.	Women & Children’s Hospital, LLC	- Women & Children’s Hospital

62.	Bluffton Health System LLC	- Bluffton Regional Medical Center - Wells Community Hospital - Caylor-Nickel Medical Center

63.	DHSC, LLC	- Affinity Medical Center - Affinity Medical Center – Massillon Campus - MCH Occupational Health - Doctors Hospital of Stark County - Affinity Medical Center – Doctors Campus

Sch. III-12

	Parties	Names
64.	Dukes Health System, LLC	- Dukes Memorial Hospital

65.	IOM Health System, L.P.	- Lutheran Hospital of Indiana - Lutheran Heart Center - Lutheran Hospital Neurospine Center

66.	Kay County Oklahoma Hospital Company, LLC	- Ponca City Medical Center

67.	Lancaster Hospital Corporation

-   Springs Memorial Hospital

-   Lancaster Recovery Center

-   Kershaw Family Medicine Center

-   Springs Business Health Services

-   Lancaster Rehabilitation

-   Springs Wound Treatment Center

-   Springs Healthcare

-   Rock Hill Rehabilitation

68.	Nanticoke Hospital Company, LLC	- Special Care Hospital

69.	Porter Hospital, LLC

-   Porter, DeMotte Medical Center

-   Porter, Valparaiso Hospital

-   Porter, Portage Hospital

-   Porter, Valparaiso Outpatient Center

-   Porter, Chesterton Medical Center

-   Porter, Valparaiso Therapy Services

-   Porter, Hebron Medical Center

-   Porter, Glendale Medical Center

-   Porter, Northwest Indiana PET/CT Center

-   Porter, Portage Outpatient Center

-   Endo Labs at Porter; Shoreline Surgery Center

-   Porter Regional Hospital

70.	Rehab Hospital of Fort Wayne General Partnership	N/A

71.	Roswell Hospital Corporation	- Eastern New Mexico Medical Center

72.	Scranton Hospital Company, LLC

-   Commonwealth Healthcare Network

-   Commonwealth Health Network

-   Commonwealth Health System

-   Commonwealth Health Plan

-   Regional Hospital of Scranton

-   Regional Hospital Surgery Center

-   Regional Hospital Skilled Nursing Facility

73.	Spokane Valley Washington Hospital Company, LLC	- Valley Hospital

74.	Spokane Washington Hospital Company, LLC	- Deaconess Hospital

75.	St. Joseph Health System LLC	- St. Joseph Hospital - Dupont Hospital - St. Joseph Medical Center Home Care - Dupont Ambulatory Surgery Center - Northeast Indiana Rehabilitation Institute

Sch. III-13

	Parties	Names
76.	Tomball Texas Hospital Company, LLC

-   Tomball Regional Medical Center

-   Texas Sports Medicine Center

-   Tomball Regional Cancer Center

-   Tomball Regional Heart and Vascular Center

-   Tomball Regional Surgery Center

-   Tomball Regional Skilled Nursing

-   Tomball Regional Medical Center Spring Creek Imaging

77.	Warren Ohio Hospital Company, LLC

-   TMH Center for Rehabilitation

-   TMH Diagnostic Center

-   TMH Center for Radiology

-   TMH Center for Surgery

-   Trumbull Memorial Hospital

-   Trumbull Memorial Hospital Cancer Care Center

-   TMH Sleep Center

78.	Warren Ohio Rehab Hospital Company, LLC	- Hillside Rehabilitation Hospital

79.	Warsaw Health System LLC

-   Walnut Street Family Healthcare

-   Provident Family Healthcare

-   Center of Hope

-   Warsaw Surgical Specialties

-   Sessa Family Medicine

-   North Webster Medical Clinic

-   Northern Lakes Family Medicine

-   Mentone Family Medicine

-   Pierceton Community Health Clinic

-   Pediatric Healthcare

-   Akron Family Medicine

-   Higbee Street Healthcare

-   Kosciusko Community Hospital

-   The Center of Hope Cancer Center

-   Northern Lakes Internal Medicine

80.	Weatherford Texas Hospital Company, LLC	- Weatherford Regional Medical Center

81.	Wilkes-Barre Hospital Company, LLC

-   Wilkes-Barre General Hospital

-   Commonwealth Health Laboratory Services

-   Commonwealth Health School of Nurse Anesthesia

-   Center for Same Day Surgery at Wilkes-Barre General Hospital

-   Center for Diagnostic Imaging; Center for Advanced Surgery

-   Wellspring

-   Wilkes-Barre General Hospital Sleep Disorder Center

-   Center for Advanced Rehabilitation

82.	Youngstown Ohio Hospital Company, LLC

-   Northside Medical Center

-   Austintown Rehabilitation Services

-   Center for Breast Health

-   ValleyCare Health System (OH and PA)

-   ValleyCare Health System of Ohio (OH and PA)

-   Austintown Imaging Center

-   MRI at Northside Medical Center

Sch. III-14

SCHEDULE IV

[INTENTIONALLY OMITTED]

Sch. IV-1

SCHEDULE V

SPECIFIED ORIGINATORS

	Originator	CHS %
1.	Crestview Hospital Corporation	96.5192
2.	Deaconess Health System, LLC	97.168
3.	Greenbrier VMC, LLC	96.0
4.	Jackson, Tennessee Hospital Company, LLC	96.94
5.	IOM Health System, L.P.	86.30
6.	Lake Wales Hospital Corporation	94.7988
7.	Laredo Texas Hospital Company, L.P.	95.012
8.	Mary Black Health System LLC	98.1337
9.	McKenzie-Willamette Regional Medical Center Associates, LLC	90.5
10.	Petersburg Hospital Company, LLC	99.3
11.	Piney Woods Healthcare System, L.P.	91.7823
12.	Porter Hospital, LLC	91.17
13.	Rehab Hospital of Fort Wayne General Partnership	86.30
14.	San Angelo Hospital, L.P.	94.771
15.	St. Joseph Health System, LLC	86.30
16.	Warsaw Health System, LLC	99.08

Sch. V-1

SCHEDULE VI

TAX LIENS

Greenbrier VMC, LLC

File Date	File No.	Type	Amount	Additional Information
8/1/02	BK 39 PG 286	State Tax Lien	$1657.86	West Virginia State Tax Department
9/16/02	BK 26 PG 217	State Tax Lien	$70.25	West Virginia State Tax Department
10/3/02	BK 26 PG 413	State Tax Lien	$16,695.96	West Virginia State Tax Department
8/22/08	BK 26 PG 503	State Tax Lien	$156.78	West Virginia State Tax Department

Sch. VI-1

EXHIBIT A

FORM OF ASSIGNMENT OF AGREEMENTS

Attached.

Ex. A-1

ASSIGNMENT OF AGREEMENTS

ASSIGNMENT, dated as of [            ] (the “Assignment”) by CHS/Community Health Systems, Inc. (the “First Assignor”), CHS Receivables Funding, LLC, as the Company under the Contribution Agreement (as defined below) (the “Second Assignor” and together with the First Assignor, each an “Assignor” and collectively, the “Assignors”), in favor of Credit Agricole Corporate and Investment Bank, as Administrative Agent under the Loan Agreement (as defined below) (the “Assignee”).

FOR VALUE RECEIVED, (i) the First Assignor hereby assigns, transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Second Assignor, and the Second Assignor hereby assigns, transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Assignee, all right, title and interest of the First Assignor in and to, and all benefits of the First Assignor under, and all monies due or to become due to the First Assignor under or in connection with, that certain Receivables Sale Agreement, dated March 21, 2012, among each of the Persons listed on Schedule I thereto as the originators, Community Health Systems Professional Services Corporation, as the collection agent and the authorized representative and the First Assignor, as buyer (as amended, restated, modified or supplemented from time to time in accordance with its terms, the “Sale Agreement”) and (ii) the Second Assignor hereby assigns, transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Assignee, all right, title and interest of the Second Assignor in and to, and all benefits of the Second Assignor under, and all monies due or to become due to the Second Assignor under or in connection with, that certain Receivables Purchase and Contribution Agreement, dated March 21, 2012, between the First Assignor and the Second Assignor (as amended, restated, modified or supplemented from time to time in accordance with its terms, the “Contribution Agreement”, and together with the Sale Agreement, each an “Agreement” and collectively, the “Agreements”), in each case, as a full assignment (subject to the qualifications set forth in paragraph 4 below) and as an assignment as collateral security for all present and future obligations of the Second Assignor under the Receivables Loan Agreement, dated as of March 21, 2012, among the Second Assignor, the Assignee and the other lenders party thereto (as such agreement may be amended, modified or supplemented from time to time in accordance with its terms, the “Loan Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined). The rights assigned by each Assignor pursuant to the foregoing assignment are referred to herein as the “Assigned Rights”.

The First Assignor hereby irrevocably authorizes the Second Assignor, and the Second Assignor hereby irrevocably authorizes the Assignee, (i) to exercise all right, title and interest of such Assignor in and to all benefits of such Assignor under each of the Agreements (to the extent constituting any part of the Assigned Rights), including as assignee of either Assignor, and (ii) to ask, demand, receive, receipt and give acquittance for the payment to the Assignee, as assignee of the applicable Assignor, of any monies due or to become due to such Assignor under either of the Agreements (to the extent constituting part of the Assigned Rights), as the Assignee in its discretion may deem necessary or desirable to realize the benefits hereof and protect the Assignee’s rights hereunder; provided that the exercise of the foregoing rights by the Assignee shall be subject to the terms and conditions of the Loan Agreement.

Each Assignor agrees, covenants, represents and warrants that:

1.	Such Assignor’s right, title and interest in the Sale Agreement, in the case of the First Assignor, and each of the Agreements, in the case of the Second Assignor, are owned by such Assignor free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except for Permitted Liens. Without the Assignee’s prior written consent, such Assignor will not sell, transfer, assign, pledge or grant a security interest or any other Lien in any of the Agreements to any other Person. Any such sale, transfer, assignment, mortgage, pledge or encumbrance without the Assignee’s written consent shall be void and of no force and effect.

2.	Each of the Agreements is in full force and effect and is valid and enforceable in accordance with its terms, subject to bankruptcy and similar laws affecting creditors generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law); the Agreements have not been modified, amended, altered or changed in any manner, except as permitted under paragraph 3 below; such Assignor will keep and perform the obligations to be kept and performed by it and will take all actions necessary and proper to keep each of the Agreements in full force and effect; and no Default, Event of Default (each as defined in the Loan Agreement), Termination or Event of Termination (each as defined in the Sale Agreement and the Contribution Agreement) has occurred and is continuing.

3.	Without the Assignee’s prior written consent, such Assignor will not amend (directly or indirectly), modify, supplement, waive compliance with, seek or grant a waiver under or assent to non-compliance with either of the Agreements to the extent such amendment, supplement or waiver would affect any material term or right thereunder or otherwise be adverse to the rights and interests of the Assignee.

4.	Such Assignor specifically acknowledges and agrees that the Assignee does not assume, and shall have no responsibility for, the payment of any sums due or to become due under either of the Agreements by such Assignor or the performance of any obligations to be performed under or with respect to each of the Agreements by such Assignor, and such Assignor hereby agrees to indemnify and hold the Assignee harmless with respect to any and all claims by any Person relating thereto, except for claims (i) that would constitute recourse for uncollectible Receivables due to the bankruptcy or insolvency of the related Obligor or (ii) arising out of the Assignee’s gross negligence, bad faith or willful misconduct. The Assignee, in its discretion, may file or record this Assignment.

5.

Subject to the terms and provisions of the Loan Agreement, following either (i)(x) the delivery of a Termination Declaration Notice or (y) the occurrence of an Event of Default under clause (g) of Section 7.01 of the Loan Agreement, or (ii) following the failure (in the Assignee’s reasonable judgment) of (x) the First Assignor or the Second Assignor to diligently exercise their respective duties, rights and remedies set forth under the Sale Agreement or the Contribution Agreement, as applicable and (y) the First Assignor or the Second Assignor to cure such failure within two Business Days after notice thereof from the Administrative Agent (the circumstances in either clause (i) or (ii) being a “Trigger of Assigned Rights”), the Assignee shall have all of the Assigned Rights (but none of the

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obligations) of each of the Assignors under each of the Agreements, including, without limitation, any and all rights to receive any and all payments due to either Assignor in connection with either of the Agreements (to the extent such payments constitute, arise from or are otherwise related to any of the Assigned Rights). Each Assignor agrees to execute and deliver any and all documents, additional assurances, writing or other instruments and take all further actions a may be reasonably requested by the Assignee to effectuate the purposes hereof and enable the Assignee to exercise all of the rights of the Assignors hereunder and under each of the Agreements. The specified rights and remedies to which the Assignee may resort under the terms of this Assignment are cumulative and are not intended to be exclusive of any other rights, remedies or means of redress to which the Assignee may be lawfully entitled; provided that the Assignee shall continue to comply with Section 10.14(d) of the Loan Agreement in connection with the exercise of such rights and remedies. Nothing contained in this Assignment and no act or action taken or not taken by the Assignee pursuant to the powers and rights granted to it hereunder or under any instrument shall be deemed to be a waiver by the Assignee of any of its rights and remedies against either Assignor in connection with or in respect of the Loan Agreement or either of the Agreements, which may be exercised by the Assignee prior to, simultaneously with, or subsequent to any action taken by the Assignee hereunder.

6.	Upon the occurrence of the Collection Date, this Assignment shall automatically terminate and shall be of no further force or effect.

7.	All rights of the Assignee hereunder and all obligations of the Assignors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Agreement, any other Collateral Document or any other agreement or instrument relating to any of the foregoing (including the Agreements), (ii) any change in the time, manner or place of payment of, or in any other term of, the Loan Agreement or any other Collateral Document, or any other amendment or waiver of or consent to any departure therefrom (including the Agreements), (iii) any exchange, release or nonperfection of any of the Receivables or any other collateral security, or any release or amendment or waiver of or consent to or departure from any guarantee, or (iv) any other circumstance which might otherwise constitute a defense available to or discharge of an Assignor, or any other Person in respect of the obligations under the Loan Agreement, the Sale Agreement, the Contribution Agreement, the Collateral Documents or in respect of this Assignment or any assignment hereunder. In case any one or more of the provisions contained in this Assignment should be invalid, illegal or unenforceable the remaining provisions contained herein shall not in any way be affected or impaired.

8.	This Assignment shall inure to the benefit of the Second Assignor and the Assignee and their respective permitted successors, assigns and designees, and shall be binding upon any subsequent owner of the First Assignor’s and the Second Assignor’s interest in and to the Agreements and upon the Second Assignor and its successors, assigns and designees.

9.	Each Assignor covenants to execute and deliver to the Assignee, upon demand, such additional assurances, writings or other instruments as may be reasonably required by the Assignee to effectuate the purpose hereof. This Assignment may not be changed orally.

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10.	This Assignment shall be governed by the laws of the State of New York, without giving effect to conflicts of law principles requiring the application of the laws of another jurisdiction.

11.	The First Assignor hereby irrevocably designates and appoints the Assignee, as assignee of the First Assignor, and the Second Assignor hereby irrevocably designates and appoints the Assignee, in each case, as attorney-in-fact of such Assignor with full power of substitution, and with authority, subject to the terms of the Loan Agreement: to execute and deliver for and on behalf of such Assignor any and all instruments, documents, agreements and other writings necessary or advisable for the exercise on behalf of such Assignor pursuant hereto of any rights, benefits or options created or existing under or pursuant to each of the Agreements and in this regard, to endorse the name of such Assignor on its behalf on any and all notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment on the Receivables, that may come into the Assignee’s possession; to execute proofs of claim and loss; to execute endorsements, assignments or other instruments of conveyance and transfer; to execute releases; and to do all other acts and things necessary and advisable in the discretion of the Assignee to carry out and enforce this Assignment. All acts done by the Assignee under the foregoing authorization are hereby ratified and approved, and neither the Assignee or its successors nor any designee or agent thereof shall be liable for any acts of commission or omission (other than acts committed or omitted through bad faith, gross negligence or willful misconduct), for any error of judgment or for mistake of facts or law. This power of attorney being coupled with an interest is irrevocable while this Assignment remains in force and effect. Notwithstanding the foregoing, the rights of the Assignee under this paragraph 11 shall be exercisable only upon a Trigger of Assigned Rights.

12.	Each of the Assignors agrees that any copy of this Assignment signed by such Assignor and transmitted by PDF copy or fax for delivery to the Assignee shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC., as First Assignor

By:
Title:

CHS RECEIVABLES FUNDING, LLC, as Second Assignor

By:
Title:

[Signature Page to Assignment of Agreements]

ACKNOWLEDGED BY:

CRÉDIT AGRICOLE CORPORATE AND

INVESTMENT BANK

as Administrative Agent, as Assignee

By:
Title:

By:
Title:

[Signature Page to Assignment of Agreements]

EXHIBIT B

FORM OF ORIGINATOR NOTE

Attached.

Ex. B-1

AMENDED AND RESTATED SUBORDINATED NOTE

[                    ]

1. Note. FOR VALUE RECEIVED, the undersigned, CHS/Community Health Systems, Inc., a Delaware corporation (“CHS”), hereby unconditionally promises to pay to Community Health Systems Professional Services Corporation, a Delaware corporation (“CHSPSC”), as agent (“Paying Agent”) for each of the entities listed on Schedule I hereto (the “Originators”) in lawful money of the United States of America and in immediately available funds, on the date following one year and one day after the Collection Date (as such term is defined in that certain Receivables Loan Agreement, dated as of March 21, 2012, by and among CHS Receivables Funding, LLC, CHSPSC, as Collection Agent, the Lenders (as defined therein) party thereto from time to time, the Managing Agents (as defined therein) party thereto from time to time and Credit Agricole Corporate and Investment Bank, as “Administrative Agent” (as amended through the date hereof and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) (the “Final Maturity Date”), the aggregate unpaid principal sum outstanding of all “Originator Loans” made from time to time by the Originators to CHS pursuant to and in accordance with the terms of that certain Receivables Sale Agreement, dated as of March 21, 2012, by and among the Originators, the Specified Originators (as defined therein), Community Health Systems Professional Services Corporation, a Delaware corporation (“CHSPSC”), in its capacity as Collection Agent and Authorized Representative for the Originators and the Specified Originators, and CHS (as amended through the date hereof and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”). Reference to Section 2.02 of the Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made.

2. Definitions. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Sale Agreement. In addition, as used herein, the following terms have the following meanings:

“Prime Rate” means, on any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks, or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Paying Agent) or any similar release by the Federal Reserve Board (as determined by Paying Agent).

“Senior Interests” means, collectively (i) all indemnities due and owing by CHS to CHS Receivables Funding, LLC under that certain Receivables Purchase and Contribution Agreement, dated as of March 21, 2012, by and among CHS, CHSPSC, as Collection Agent, and CHS Receivables Funding, LLC (as amended through the date hereof and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Contribution Agreement”), which have been assigned by CHS Receivables Funding, LLC to the Administrative Agent under the Assignment of Agreements, dated as of March 21, 2012, by and among CHS, CHS Receivables Funding, LLC and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Assignment Agreement”), and

(ii) all amounts due and owing by CHS to the Administrative Agent under that certain Collection Agent Performance Undertaking, dated as of March 21, 2012, by and among CHS and the Administrative Agent.

“Senior Interest Holders” mean the holder of the Senior Interests, which shall be the Administrative Agent on behalf of itself and the Lenders under the Loan Agreement.

“Subordination Provisions” means, collectively clauses (a) through (j) of paragraph 6 hereof.

3. Interest. CHS further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the Prime Rate provided, however, that if CHS shall default in the payment of any principal hereof, CHS promises to pay, on demand, interest at rate equal to the sum of the Prime Rate plus 1.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on each Settlement Date of each month in arrears; provided, however, that (i) if any monthly interest is not paid on such date or (ii) at any time that any Event of Default (as defined in the Loan Agreement) or Event of Termination (as defined in the Sale Agreement) exists or would result from such payment, CHS shall be deemed to have elected to defer such payment and the amount of interest due but unpaid on such date shall be deemed to be paid in kind and added to principal under this Note.

4. Principal Payments. The outstanding principal of any loan made under this Note shall be due and payable on the Final Maturity Date and may be repaid or prepaid at any time without premium or penalty so long as no Event of Default or Event of Termination exists or would result from such payment. The Paying Agent is authorized and directed by CHS to enter on the grid attached hereto or, at its option, in its books and records the date and amount of each loan made by an Originator which is evidenced by this Note, the amount of each payment of principal made by CHS and the name of each Originator on behalf of which payment is made, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of the Paying Agent to make any such entry nor any error therein shall expand, limit or affect the obligations of CHS hereunder.

5. Payments of Available Funds. Payments under this Note and under those certain other subordinated notes issued by CHS to the Specified Originators (the “Specified Originator Notes”) shall be made by the Paying Agent as provided in Section 2.03(c) of the Sale Agreement.

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6. Subordination. CHS covenants and agrees, and the Paying Agent, on behalf of each Originator, and any other holder of this Note (collectively, the Paying Agent and any such holder are called the “Holder”), by its acceptance of this Note, likewise covenants and agrees on behalf of itself and each Holder, that all payments under this Note, including the payment of any principal of and interest on this Note, are hereby expressly subordinated in right of payment and the exercise of remedies to the prior payment in full in cash or other lawful money and performance of the Senior Interests to the extent and in the manner set forth in the following clauses of this paragraph 6:

(a) Upon the occurrence of any Insolvency Proceeding involving CHS as debtor, then and in any such event (i) the Senior Interests shall first be paid and performed in full and in cash or other lawful money and the Collection Date (as defined in the Loan Agreement) shall have occurred before the Originators or Paying Agent shall be entitled to receive or retain any payment or distribution of any kind in respect of this Note, and any payment or distribution of assets of CHS of any kind or character, whether cash, securities or other property, in any applicable insolvency proceedings, which otherwise would be payable to or deliverable upon or with respect to any or all indebtedness under this Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, a custodian or liquidating trustee or otherwise) directly to the Senior Interest Holder for application to, or as collateral for the payment of, the Senior Interests until such Senior Interests shall have been paid in full in cash or other lawful money and satisfied and (ii) the Administrative Agent shall have the right (but not the obligation) (and is hereby irrevocably authorized) to exercise all powers in respect of voting the claims of the Holders in connection with any plan of reorganization of CHS and the Holders will provide forms of proxy if requested by the Administrative Agent with respect to any and all claims of the Holder relating to this Note (it is understood that any voting of the claims of the Holders by the Administrative Agent shall be in its absolute discretion in accordance with its own interests), in each case until the Senior Interests shall have been paid and performed in full and in cash or other lawful money;

(b) Upon the delivery by the Administrative Agent of a Specified Notice or a Termination Date Notice under Section 7.01 of the Loan Agreement, without the express prior consent of the Administrative Agent and the Managing Agents, neither the Paying Agent nor any Holder will take, demand or receive from CHS and CHS will not make, give or permit, directly or indirectly, by setoff, redemption or in any other manner, any payment under or with respect to this Note;

(c) In the event that any Holder receives any payment or other distribution of any kind or character whether consisting of money, property or securities, from CHS or from any other source whatsoever, in respect of this Note, other than as expressly permitted by the terms of this Note, such payment or other distribution shall be segregated, received and held in trust for the benefit of, and deemed to be property of, the Senior Interest Holders and shall be turned over by the Holder to the Administrative Agent (for the benefit of the Senior Interest Holders) forthwith in the form received, duly indorsed to the Administrative Agent if required. The Holder will marks its books and records so as to clearly indicate that this Note is subordinated in accordance with the terms hereof. All payments and distributions received by the Paying Agent in respect of the Note shall, solely as between the Paying Agent, Originators and the Senior Interest Holders, be applied by the Paying Agent toward the payment of the Senior Interests; but, as between CHS and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Interests;

(d) During the continuance of an Event of Default or Event of Termination, no Holder may (i) take from or for the account of CHS, by set-off or any other manner, the whole or any part of any moneys which may now or hereafter be owing by CHS with respect to this Note, (ii) sue for payment of, or to initiate or participate with others in

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any suit, action or proceeding against CHS with respect to this Note to (x) enforce payment of or collect the whole or any part of the obligations under this Note or (y) commence judicial enforcement of any of the rights and remedies hereunder or under applicable law with respect to the obligations under this Note, (iii) accelerate the indebtedness under this Note or (iv) take any action under the provisions of any state or federal law with respect to this Note;

(e) The Holder consents that, without the necessity of any reservation of rights against the Holder and without notice to or further assent by the Holder: (i) any demand for payment of any Senior Interests by the Senior Interest Holder or any Lender may be rescinded in whole or in part by such Person and any Senior Interests may be continued and the Senior Interests, or the liability of CHS or any other Person for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto or any other party under any of the Facility Documents or any other agreement may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered or released by the Senior Interest Holder or any Lender and (ii) each Facility Document may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Interest Holder or any Lender may deem advisable from time to time, and any collateral security at any time held by the Senior Interest Holder or any Lender for the repayment of any of the Senior Interests may be sold, exchanged, waived, surrendered or released, in each case, without notice to or further assent by the Holder, which will remain bound by the Subordination Provisions;

(f) The Holder, the Paying Agent and each Originator expressly waives any and all notice of the creation, renewal, extension or accrual of the Senior Interests and notice of or proof of acceptance or reliance by the Senior Interest Holder or any Lender of the Subordination Provisions in entering into the Facility Documents and in making funds available to CHS Receivables Funding, LLC thereunder;

(g) So long as any Senior Interests shall remain outstanding and the Collection Date has not occurred, the Holder shall not, without the prior written consent of the Senior Interest Holder, directly or indirectly: (i) sell, assign or otherwise transfer, in whole or in part, the rights or obligations under this Note or any interest therein to any Person other than as set forth in Section 11 hereof, (ii) commence, or join with any creditors other than the Senior Interest Holder in commencing any Insolvency Proceeding with CHS or CHS Receivables Funding, LLC, as the debtor, (iii) challenge or contest (or support any challenge or contest of) the validity, perfection, priority or enforceability of the Senior Interests, any Lien with respect thereto, any Facility Document or any rights granted to the Senior Interest Holder or any Lender thereunder or any term, condition or provision of the Subordination Provisions or (iv) assert any claim, motion, objection or argument in respect of the Collateral in connection with any Insolvency Proceeding which could otherwise be asserted or raised in connection with such Insolvency Proceeding by the Holder as a creditor;

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(h) These Subordination Provisions are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the Senior Interest Holders on the other hand. Nothing contained in this Note is intended to or shall impair as between CHS and the Holder, the obligations of CHS, which are unconditional and absolute, to pay the Holder the principal of and interest on this Note as and when the same shall become due and payable in accordance with the terms hereof or to affect the relative rights of the Holder and creditors of CHS (other than Senior Interest Holders);

(i) If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Insolvency Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made; and

(j) The Holder shall not, until the Obligations then due and owing under the Loan Agreement have been paid and performed in full and in cash or other lawful money, cancel, waive, forgive or commence legal proceedings to enforce or collect this Note or any rights in respect hereof.

6. Amendments. This Note shall not be amended or modified except in accordance with Section 9.01 of the Sale Agreement. The terms of this Note may not be amended or otherwise modified without the prior written consent of the Administrative Agent and the Managing Agents.

7. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

8. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS NOTE, OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

9. Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

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10. General. No failure or delay on the part of any Originator or the Paying Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

11. Assignment. This Note may not be assigned, pledged or otherwise transferred to any party other than the collateral agent under the Parent Credit Agreement to the extent required by such agreement without the prior written consent of the Administrative Agent and the Managing Agents, and any such attempted transfer shall be void.

12. Amendment and Restatement. This Note constitutes an amendment, restatement and replacement of that certain Subordinated Note dated March 21, 2012 (the “Original Note”). Nothing herein shall be a discharge or satisfaction of the obligations evidenced by the Original Note, and this Note and the Original Note shall constitute a single, ongoing obligation.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, CHS has caused this Note to be executed on the date first set forth above.

CHS/COMMUNITY HEALTH SYSTEMS, INC.

By:
Name:
Title:

Schedule I

Originators

Affinity Hospital, LLC

Berwick Hospital Company, LLC

Bluefield Hospital Company, LLC

Bluffton Health System LLC

Brownwood Hospital, L.P.

Bullhead City Hospital Corporation

Carlsbad Medical Center, LLC

Cleveland Tennessee Hospital Company, LLC

Coatesville Hospital Corporation

College Station Hospital, LP

DHSC, LLC

Dukes Health System, LLC

Dyersburg Hospital Corporation

Emporia Hospital Corporation

Foley Hospital Corporation

Franklin Hospital Corporation

Gadsden Regional Medical Center, LLC

Galesburg Hospital Corporation

Granbury Hospital Corporation

Granite City Illinois Hospital Company, LLC

Hospital of Morristown, Inc.

Jourdanton Hospital Corporation

Kay County Oklahoma Hospital Company, LLC

Las Cruces Medical Center, LLC

Lancaster Hospital Corporation

Lea Regional Hospital, LLC

Longview Medical Center, L.P.

Martin Hospital Corporation

McNairy Hospital Corporation

MCSA, L.L.C.

Moberly Hospital Company, LLC

Nanticoke Hospital Company, LLC

National Healthcare of Leesville, Inc.

National Healthcare of Mt. Vernon, Inc.

Navarro Hospital, L.P.

Northampton Hospital Company, LLC

Northwest Hospital, LLC

Oro Valley Hospital, LLC

Payson Hospital Corporation

Phoenixville Hospital Company, LLC

Pottstown Hospital Company, LLC

QHG of Enterprise, Inc.

QHG of South Carolina, Inc.

Roswell Hospital Corporation

Ruston Louisiana Hospital Company, LLC

San Miguel Hospital Corporation

Scranton Hospital Company, LLC

Shelbyville Hospital Corporation

Siloam Springs Arkansas Hospital Company, LLC

Spokane Valley Washington Hospital Company, LLC

Spokane Washington Hospital Company, LLC

Tomball Texas Hospital Company, LLC

Tooele Hospital Corporation

Victoria of Texas, L.P.

Warren Ohio Rehab Hospital Company, LLC

Warren Ohio Hospital Company, LLC

Waukegan Illinois Hospital Company, LLC

Weatherford Texas Hospital Company, LLC

Wesley Health System LLC

West Grove Hospital Company, LLC

Wilkes-Barre Hospital Company, LLC

Women & Children’s Hospital, LLC

Youngstown Ohio Hospital Company, LLC

SCHEDULE

TO

SUBORDINATED NOTE

SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

Date	Originator	Amount of Subordinated Loan	Amount of Principal Paid	Unpaid Principal Balance	Notation made by

SUBORDINATED NOTE

[                         ]

1. Note. FOR VALUE RECEIVED, the undersigned, CHS/Community Health Systems, Inc., a Delaware corporation (“CHS”), hereby unconditionally promises to pay to Community Health Systems Professional Services Corporation, a Delaware corporation (“CHSPSC”), as agent (“Paying Agent”) for [                    ]1 (the “Syndicated Originator”) in lawful money of the United States of America and in immediately available funds, on the date following one year and one day after the Collection Date (as such term is defined in that certain Loan Agreement, dated as of March 21, 2012, by and among CHS Receivables Funding, LLC, CHSPSC, as Collection Agent, the Lenders (as defined therein) party thereto from time to time, the Managing Agents (as defined therein) party thereto from time to time and Credit Agricole Corporate and Investment Bank, as “Administrative Agent” (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) (the “Final Maturity Date”), the aggregate unpaid principal sum outstanding of all “Originator Loans” made from time to time by the Originators to CHS pursuant to and in accordance with the terms of that certain Receivables Sale Agreement, dated as of March 21, 2012, by and among the Originators (as defined therein), including the Syndicated Originator, Community Health Systems Professional Services Corporation, a Delaware corporation (“CHSPSC”), in its capacity as Collection Agent and Authorized Representative for the Originators and the Specified Originators, and CHS (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”). Reference to Section 2.02 of the Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made.

2. Definitions. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Sale Agreement. In addition, as used herein, the following terms have the following meanings:

“Prime Rate” means, on any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks, or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Paying Agent) or any similar release by the Federal Reserve Board (as determined by Paying Agent).

“Senior Interests” means, collectively (i) all indemnities due and owing by CHS to CHS Receivables Funding, LLC under that certain Receivables Purchase and Contribution Agreement, dated as of March 21, 2012, by and among CHS, CHSPSC, as Collection Agent, and CHS Receivables Funding, LLC (as amended, restated, supplemented or otherwise modified from time to time, the “Contribution Agreement”), which have been assigned by CHS Receivables Funding, LLC to the Administrative Agent under the Assignment of Agreements, dated as of March 21, 2012, by and among CHS, CHS

[1]	Name of Specified Originator.

Receivables Funding, LLC and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Assignment Agreement”), and (ii) all amounts due and owing by CHS to the Administrative Agent under that certain Collection Agent Performance Undertaking, dated as of March 21, 2012, by and among CHS and the Administrative Agent.

“Senior Interest Holders” mean the holder of the Senior Interests, which shall be the Administrative Agent on behalf of itself and the Lenders under the Loan Agreement.

“Subordination Provisions” means, collectively clauses (a) through (j) of paragraph 6 hereof.

3. Interest. CHS further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the Prime Rate provided, however, that if CHS shall default in the payment of any principal hereof, CHS promises to pay, on demand, interest at rate equal to the sum of the Prime Rate plus 1.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on each Settlement Date of each month in arrears; provided, however, that (i) if any monthly interest is not paid on such date or (ii) at any time that any Event of Default (as defined in the Loan Agreement) or Event of Termination (as defined in the Sale Agreement) exists or would result from such payment, CHS shall be deemed to have elected to defer such payment and the amount of interest due but unpaid on such date shall be deemed to be paid in kind and added to principal under this Note.

4. Principal Payments. The outstanding principal of any loan made under this Note shall be due and payable on the Final Maturity Date and may be repaid or prepaid at any time without premium or penalty so long as no Event of Default or Event of Termination exists or would result from such payment. The Paying Agent is authorized and directed by CHS to enter on the grid attached hereto or, at its option, in its books and records the date and amount of each loan made by the Syndicated Originator which is evidenced by this Note, the amount of each payment of principal made by CHS, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of the Paying Agent to make any such entry nor any error therein shall expand, limit or affect the obligations of CHS hereunder.

5. Payments of Available Funds. Payments under this Note, under those certain other subordinated notes issued by CHS to the other Specified Originators and under that certain subordinated note issued by CHS to the Originators other than the Specified Originators and the Syndicated Originator (the “Originators Note”) shall be made by the Paying Agent as provided in Section 2.03(c) of the Sale Agreement.

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6. Subordination. CHS covenants and agrees, and the Paying Agent, on behalf of the Syndicated Originator, and any other holder of this Note (collectively, the Paying Agent and any such holder are called the “Holder”), by its acceptance of this Note, likewise covenants and agrees on behalf of itself and each Holder, that all payments under this Note, including the payment of any principal of and interest on this Note, are hereby expressly subordinated in right of payment and the exercise of remedies to the prior payment in full in cash or other lawful money and performance of the Senior Interests to the extent and in the manner set forth in the following clauses of this paragraph 6:

(a) Upon the occurrence of any Insolvency Proceeding involving CHS as debtor, then and in any such event the Senior Interests shall first be paid and performed in full and in cash or other lawful money and the Collection Date (as defined in the Loan Agreement) shall have occurred before the Syndicated Originator or Paying Agent shall be entitled to receive or retain any payment or distribution of any kind in respect of this Note, and any payment or distribution of assets of CHS of any kind or character, whether cash, securities or other property, in any applicable insolvency proceedings, which otherwise would be payable to or deliverable upon or with respect to any or all indebtedness under this Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, a custodian or liquidating trustee or otherwise) directly to the Senior Interest Holder for application to, or as collateral for the payment of, the Senior Interests until such Senior Interests shall have been paid in full in cash or other lawful money and satisfied;

(b) Upon the delivery by the Administrative Agent of a Specified Notice or a Termination Date Notice under Section 7.01 of the Loan Agreement, without the express prior consent of the Administrative Agent and the Managing Agents, neither the Paying Agent nor any Holder will take, demand or receive from CHS and CHS will not make, give or permit, directly or indirectly, by setoff, redemption or in any other manner, any payment under or with respect to this Note;

(c) In the event that any Holder receives any payment or other distribution of any kind or character whether consisting of money, property or securities, from CHS or from any other source whatsoever, in respect of this Note, other than as expressly permitted by the terms of this Note, such payment or other distribution shall be segregated, received and held in trust for the benefit of, and deemed to be property of, the Senior Interest Holders and shall be turned over by the Holder to the Administrative Agent (for the benefit of the Senior Interest Holders) forthwith in the form received, duly indorsed to the Administrative Agent if required. The Holder will marks its books and records so as to clearly indicate that this Note is subordinated in accordance with the terms hereof. All payments and distributions received by the Paying Agent in respect of the Note shall, solely as between the Paying Agent, the Syndicated Originator and the Senior Interest Holders, be applied by the Paying Agent toward the payment of the Senior Interests; but, as between CHS and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Interests;

(d) During the continuance of an Event of Default or Event of Termination, no Holder may (i) take from or for the account of CHS, by set-off or any other manner, the whole or any part of any moneys which may now or hereafter be owing by CHS with respect to this Note, (ii) sue for payment of, or to initiate or participate with others in any suit, action or proceeding against CHS with respect to this Note to (x) enforce payment of or collect the whole or any part of the obligations under this Note or (y) commence judicial enforcement of any of the rights and remedies hereunder or under applicable law with respect to the obligations under this Note, (iii) accelerate the indebtedness under this Note or (iv) take any action under the provisions of any state or federal law with respect to this Note;

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(e) The Holder consents that, without the necessity of any reservation of rights against the Holder and without notice to or further assent by the Holder: (i) any demand for payment of any Senior Interests by the Senior Interest Holder or any Lender may be rescinded in whole or in part by such Person and any Senior Interests may be continued and the Senior Interests, or the liability of CHS or any other Person for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto or any other party under any of the Facility Documents or any other agreement may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered or released by the Senior Interest Holder or any Lender and (ii) each Facility Document may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Interest Holder or any Lender may deem advisable from time to time, and any collateral security at any time held by the Senior Interest Holder or any Lender for the repayment of any of the Senior Interests may be sold, exchanged, waived, surrendered or released, in each case, without notice to or further assent by the Holder, which will remain bound by the Subordination Provisions;

(f) The Holder, the Paying Agent and the Syndicated Originator expressly waives any and all notice of the creation, renewal, extension or accrual of the Senior Interests and notice of or proof of acceptance or reliance by the Senior Interest Holder or any Lender of the Subordination Provisions in entering into the Facility Documents and in making funds available to CHS Receivables Funding, LLC thereunder;

(g) So long as any Senior Interests shall remain outstanding and the Collection Date has not occurred, the Holder shall not, without the prior written consent of the Senior Interest Holder, directly or indirectly: (i) sell, assign or otherwise transfer, in whole or in part, the rights or obligations under this Note or any interest therein to any Person other than as set forth in Section 11 hereof, (ii) commence, or join with any creditors other than the Senior Interest Holder in commencing any Insolvency Proceeding with CHS or CHS Receivables Funding, LLC, as the debtor, (iii) challenge or contest (or support any challenge or contest of) the validity, perfection, priority or enforceability of the Senior Interests, any Lien with respect thereto, any Facility Document or any rights granted to the Senior Interest Holder or any Lender thereunder or any term, condition or provision of the Subordination Provisions or (iv) assert any claim, motion, objection or argument in respect of the Collateral in connection with any Insolvency Proceeding which could otherwise be asserted or raised in connection with such Insolvency Proceeding by the Holder as a creditor;

(h) These Subordination Provisions are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the Senior Interest Holders on the other hand. Nothing contained in this Note is intended to or shall impair as between CHS and the Holder, the obligations of CHS, which are unconditional and absolute, to pay the Holder the principal of and interest on this Note as and when the same shall become due and payable in accordance with the terms hereof or to affect the relative rights of the Holder and creditors of CHS (other than Senior Interest Holders);

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(i) If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Insolvency Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made; and

(j) The Holder shall not, until the Obligations then due and owing under the Loan Agreement have been paid and performed in full and in cash or other lawful money, cancel, waive, forgive or commence legal proceedings to enforce or collect this Note or any rights in respect hereof.

6. Amendments. This Note shall not be amended or modified except in accordance with Section 9.01 of the Sale Agreement. The terms of this Note may not be amended or otherwise modified without the prior written consent of the Administrative Agent and the Managing Agents.

7. Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES AND THE NON-EXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

8. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS NOTE, OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

9. Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

10. General. No failure or delay on the part of the Syndicated Originator or the Paying Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

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11. Assignment. This Note may not be assigned, pledged or otherwise transferred to any party other than the collateral agent under the Parent Credit Agreement to the extent required by such agreement without the prior written consent of the Administrative Agent and the Managing Agents, and any such attempted transfer shall be void.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, CHS has caused this Note to be executed on the date first set forth above.

CHS/COMMUNITY HEALTH SYSTEMS, INC.

By:
Name: Title:

SCHEDULE

TO

SUBORDINATED NOTE

SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

Date	Amount of Subordinated Loan	Amount of Principal Paid	Unpaid Principal Balance	Notation made by

EXHIBIT C

FORM OF BUSINESS ASSOCIATE AGREEMENT

Attached.

Ex. C-1

AMENDED AND RESTATED BUSINESS ASSOCIATE AGREEMENT

This CA-CIB Amended and Restated Business Associate Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Business Associate Agreement”) is made as of [                    ] (the “Effective Date”), by and among CHS Receivables Funding, LLC and Community Health Systems Professional Service Corporation (collectively, “CHS Entity”) and Credit Agricole Corporate and Investment Bank (“CA-CIB”), for itself and each of the other lenders from time to time party to that certain Receivables Loan Agreement, dated as of March 21, 2012, among the CHS Entity, the lenders and managing agents party thereto from time to time and CA-CIB, as administrative agent for the lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), that on behalf of CHS Entity performs or assists in the performance of a function or activity involving PHI (as defined below) (collectively the “Parties”) amends and restates the Business Associate Agreement among the Parties, made as of March 21, 2012, as amended as of July 30, 2012, to comply with Privacy Standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. parts 160 and 164, subparts A and E (“the Privacy Rule”), the Security Standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. parts 160, and 164, subpart C (“the Security Rule”), and the Breach Notification Standards adopted by the U.S. Department of Health and Human Services as they may be amended from time to time, 45 C.F.R. part 164, subpart D (“the Breach Notification Rule”) (together with the Privacy Rule and the Security Rule are collectively referred to herein as the “HIPAA Rules”).

RECITALS

WHEREAS, CA-CIB performs, or assists in the performance of, functions or activities on behalf of CHS Entity (“Services”);

WHEREAS, in connection with these Services, CHS Entity may disclose to CA-CIB certain Protected Health Information (as defined below) that is subject to protection under the HIPAA Rules; and

WHEREAS, the HIPAA Rules require that CHS Entity receive adequate assurances that CA-CIB will comply with certain obligations with respect to the Protected Health Information received in the course of providing services to or on behalf of CHS Entity.

NOW THEREFORE, in consideration of the mutual promises and covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

A.	Definitions.

1.	Unless otherwise provided, all capitalized terms in the Agreement will have the same meaning as provided under the Privacy Rule, the Security Rule, and the Breach Notification Rule.

2.	Protected Health Information or PHI, as defined by the Privacy Rule, for this Business Associate Agreement means PHI that is received, created, maintained or transmitted from on behalf of, CHS Entity by CA-CIB.

B.	Purposes for which PHI May Be Disclosed to CA-CIB. In connection with the Services provided by CA-CIB to or on behalf of CHS Entity, CHS Entity may disclose PHI to CA-CIB during the performance of the Services; provided that it is the intention of the parties hereto that, prior to the continuance of an Event of Default (as such term is defined the Loan Agreement), CA-CIB and its Subcontractors shall not request any PHI, and, prior to the continuance of an Event of Default (as such term is defined the Loan Agreement) and CA-CIB’s request therefor, CHS Entity shall not provide to CA-CIB or its Subcontractors any PHI.

C.	Obligations of CA-CIB.

1.	Compliance with Laws. CA-CIB agrees to comply with applicable federal confidentiality and security laws, specifically the provisions of the Privacy Rule, Security Rule and Breach Notification Rule that are applicable to CA-CIB, and with the requirements of Title XIII, Subtitle D of the Health Information Technology for Economic and Clinical Health (“HITECH”) Act, codified at 42 U.S.C. §§ 17921-17954 and any regulations issued by the Department of Health and Human Services (“HHS”) to implement the HITECH Act, as of the date by which CA-CIB is required to comply with such referenced statutes and regulations.

2.	Use and Disclosure of PHI. CA-CIB shall not use or disclose PHI except as necessary to provide Services or as Required by Law. CA-CIB may use and disclose PHI as necessary for the proper management and administration of CA-CIB, or to carry out its legal responsibilities, in which case CA-CIB shall:

(a)	provide information to members of its Workforce using or disclosing PHI regarding the confidentiality requirements of the Privacy Rule and this Business Associate Agreement;

(b)	obtain reasonable assurances from the person or entity to whom the PHI is disclosed that: (i) the PHI will be held confidential and further used and disclosed only as Required by Law or for the purpose for which it was disclosed to the person or entity; and (ii) the person or entity will promptly notify CA-CIB of any instances of which it is aware in which confidentiality of the PHI has been breached; and

(c)	agree to notify the designated Privacy Officer of CHS Entity of any instances of which it is aware in which the PHI is used or disclosed for a purpose that is not otherwise provided for in this Business Associate Agreement or for a purpose not expressly permitted by the HIPAA Rules within a reasonable time period.

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3.	Safeguards. CA-CIB shall maintain appropriate safeguards and comply, where applicable, with the Security Rule to ensure that PHI is not used or disclosed other than as permitted by this Business Associate Agreement or as Required by Law. CA-CIB shall implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of any electronic PHI it creates, receives from, maintains, or transmits on behalf of CHS Entity.

4.	Minimum Necessary. CA-CIB shall limit its uses and disclosures of PHI to the “Minimum Necessary,” i.e., that only PHI that is the minimum necessary to accomplish the intended purpose of the use, disclosure, or request is used or disclosed.

5.	Disclosure to Subcontractors. If CA-CIB discloses PHI received from CHS Entity, or created, received, maintained or transmitted by CA-CIB on behalf of CHS Entity, to a Subcontractor, CA-CIB shall require the Subcontractor to agree in writing to the same restrictions and conditions as apply to CA-CIB under this Business Associate Agreement. CA-CIB shall ensure that any Subcontractor agrees in writing to implement reasonable and appropriate safeguards and comply, where applicable, with the Security Rule to protect the confidentiality, integrity, and availability of the electronic PHI that it creates, receives from, maintains, or transmits on behalf of CHS Entity and comply with the other requirements of Sections C.1 and C.2 above.

6.	Individual Rights. To the extent CA-CIB agrees to maintain and possesses PHI in a Designated Record Set, CA-CIB agrees as follows:

(a)	Individual Right to Copy or Inspection. If an Individual makes a request for access directly to CA-CIB, CA-CIB will within five (5) business days forward such request in writing to CHS Entity. CHS Entity will be responsible for making all determinations regarding the grant or denial of an Individual’s request for PHI and CA-CIB will make no such determinations. Only CHS Entity will release PHI to an Individual pursuant to such a request. At the request of CHS Entity, CA-CIB will make available to CHS Entity the PHI requested by the Individual.

(b)	Individual Right to Amend. If an Individual makes a request to amend PHI directly to CA-CIB, CA-CIB will within five (5) business days forward such request in writing to CHS Entity. CHS Entity will be responsible for making all determinations regarding the grant or denial of an Individual’s request to amend PHI and CA-CIB will make no such determinations. At the request of CHS Entity, CA-CIB will amend PHI held by CA-CIB.

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(c)	Individual Right to an Accounting of Disclosures. CA-CIB agrees to maintain documentation of the information required to provide an Accounting of Disclosures of PHI in accordance with 45 C.F.R. § 164.528, and to make this information available to CHS Entity upon CHS Entity’s request, in order to allow CHS Entity to respond to an Individual’s request for Accounting of Disclosures. Such accounting is limited to disclosures that were made in the six (6) years prior to the request (not including disclosures prior to the compliance date of the Privacy Rule) and shall be provided for as long as CA-CIB maintains the PHI. If an Individual requests an Accounting of Disclosures directly from CA-CIB, CA-CIB will within five (5) business days forward the request and its Disclosure record to CHS Entity within a reasonable time period of CA-CIB’s receipt of the Individual’s request. CHS Entity will be responsible for preparing and delivering the Accounting to the Individual. CA-CIB will not provide an Accounting of its Disclosures directly to any Individual.

7.	Internal Practices, Policies and Procedures. Except as otherwise specified herein, CA-CIB shall make available its internal practices, policies and procedures relating to the use and disclosure of PHI, received from or created or received by or on behalf of CHS Entity, to the Secretary or his or her agents for the purpose of determining CHS Entity’s compliance with the HIPAA Rules, or any other health oversight agency, or to CHS Entity. CA-CIB shall make requested records, that are not protected by an applicable legal privilege, available in the time and manner specified by CHS Entity or the Secretary.

8.	Withdrawal of Authorization. If an Individual’s specific authorization is required for use or disclosure of PHI in this Business Associate Agreement, and the Individual revokes such authorization, the effective date of such authorization has expired, or such authorization is found to be defective in any manner that renders it invalid, CA-CIB shall, if it has notice of such revocation, expiration, or invalidity, cease the use and disclosure of the Individual’s PHI except to the extent it has relied on such use or disclosure, or if an exception under the Privacy Rule expressly applies.

9.	Reporting. CA-CIB agrees to report to CHS Entity the following:

(a)	Any use or disclosure of PHI not permitted by this Business Associate Agreement of which CA-CIB becomes aware.

(b)	Any Security Incident of which CA-CIB becomes aware, as follows:

(i)

Attempted incidents, i.e., those incidents that are unsuccessful, shall be reported to CHS Entity within 30 days of CHS Entity’s written request. CHS Entity will not make such a request more frequently than quarterly. If the definition of “Security Incident” is amended under the Security Rule to remove the requirement for reporting “unsuccessful” attempts to use, disclose, modify or destroy Electronic Protected Health Information, this Section 10(a) shall no longer apply as of the effective date of such amendment.

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(ii)	Successful unauthorized access, use, disclosure, modification, or destruction of information or interference with system operation shall be reported to CHS Entity within a reasonable time period.

(c)	Any Breach of Unsecured Protected Health Information, as defined in the Breach Notification Rule, in writing and without unreasonable delay and in any event within five (5) business days of the date CA-CIB learns of the incident giving rise to the Breach. CA-CIB will provide such information to CHS Entity as required in the Breach Notification Rule.

10.	Qualified Service Organizations. CA-CIB acknowledges that if it receives any patient information related to substance abuse treatment, detoxification, rehabilitation or counseling, it is fully bound by 42 CFR Part 2 (“the Part 2 regulations”) in receiving, storing, processing or otherwise dealing with this patient information. CA-CIB also agrees to resist in judicial proceedings any efforts to obtain access to this patient information except as permitted by the Part 2 regulations.

11.	Obligations of CHS Entity Assumed by CA-CIB. To the extent CA-CIB is to carry out any obligations of CHS Entity under the HIPAA Rules, CA-CIB will comply with the HIPAA Rules that apply to CHS Entity in the performance of such obligations.

D.	Obligations of CHS Entity. CHS Entity shall notify CA-CIB of any restriction on the use or disclosure of PHI to which CHS Entity has agreed in accordance with the relevant provisions of HIPAA, to the extent that such restriction may affect CA-CIB’s use or disclosure of PHI. CHS Entity agrees (i) to use appropriate safeguards to maintain and ensure the confidentiality, privacy and security of Protected Health Information transmitted to CA-CIB pursuant to this Business Associate Agreement, in accordance with the standards and requirements of HIPAA and the Privacy Standards and, as applicable, the Security Standards, until such Protected Health Information is received by CA-CIB; (ii) to inform CA-CIB of any consent or authorization, including any changes in or withdrawal of any such consent or authorization, provided to CHS Entity by an individual pursuant to 45 C.F.R. § 164.506 or § 164.508.

E.	Term and Termination.

1.	Term. This Business Associate Agreement shall be effective as of the Effective Date and shall be terminated concurrently with the termination of the Loan Agreement, or as otherwise provided in this Business Associate Agreement.

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2.	Termination for Breach. If CHS Entity determines that CA-CIB or its Subcontractors has breached a material term of this Business Associate Agreement, CHS Entity will provide CA-CIB with written notice of the breach and afford CA-CIB the opportunity to cure the breach to the satisfaction of CHS Entity. If CA-CIB or its Subcontractors do not cure the breach or end the violation within thirty (30) days, CHS Entity shall, if feasible, terminate: (a) this Business Associate Agreement; and (b) all of the provisions of the Facility Documents (as defined in the Loan Agreement) that involve the use or disclosure of Protected Health Information; provided, however, that such termination shall be deemed to be infeasible unless and until the Loan Agreement is likewise terminated in accordance with its terms or CA-CIB otherwise agrees in writing to such termination.

3.	Effect of Termination. Upon termination of this Business Associate Agreement for any reason, CA-CIB agrees to return or destroy all PHI received from CHS Entity, or created or received by CA-CIB on behalf of CHS Entity, maintained by CA-CIB in any form; provided that if CA-CIB determines that the return or destruction of PHI is not feasible, CA-CIB shall inform CHS Entity in writing of the reason thereof, and shall agree to extend the protections of this Business Associate Agreement to such PHI and limit further uses and disclosures of the PHI to those purposes that make the return or destruction of the PHI not feasible for so long as CA-CIB retains the PHI.

F.	Coordination of Business Associate and Covered Entity.

1.	Investigation. The Parties shall reasonably cooperate and coordinate with one another in the investigation of any violation of the requirements of the Business Associate Agreement and/or any Security Incident or Breach.

2.	Reports and Notices. The Parties shall reasonably cooperate and coordinate with one another in the preparation of any reports or notices to the Individual, a regulatory body or any third party required to be made under HIPAA, the HIPAA Rules, the HITECH Act, or any other Federal or State Laws, rules or regulations.

G.	Miscellaneous.

1.	Survival. The respective rights and obligations of CA-CIB under Section C of this Business Associate Agreement shall survive the termination of this Business Associate Agreement.

2.	Amendments. This Business Associate Agreement may not be changed or modified in any manner except by an instrument in writing signed by a duly authorized officer of each of the Parties hereto. The Parties, however, agree to amend this Business Associate Agreement from time to time to the extent necessary to allow CHS Entity and CA-CIB to comply with the requirements of the HIPAA Rules.

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3.	No Waiver. Failure or delay on the part of either Party to exercise any right, power, privilege or remedy hereunder shall not constitute a waiver thereof. No provision of this Business Associate Agreement may be waived by either Party except by a writing signed by an authorized representative of the Party making the waiver.

4.	Severability. The provisions of this Business Associate Agreement shall be severable, and if any provision of this Business Associate Agreement shall be held or declared to be illegal, invalid or unenforceable, the remainder of this Business Associate Agreement shall continue in full force and effect as though such illegal, invalid or unenforceable provision had not been contained herein.

5.	No Third Party Beneficiaries. Nothing in this Business Associate Agreement shall be considered or construed as conferring any right or benefit on a person not party to this Business Associate Agreement nor imposing any obligations on either Party hereto to persons not a party to this Business Associate Agreement.

6.	Headings. The descriptive headings of the articles, sections, subsections, exhibits and schedules of this Business Associate Agreement are inserted for convenience only, do not constitute a part of this Business Associate Agreement and shall not affect in any way the meaning or interpretation of this Business Associate Agreement.

7.	Entire Agreement. This Business Associate Agreement, together with all amendments, if applicable, which are fully completed and signed by authorized persons on behalf of both Parties from time to time while this Business Associate Agreement is in effect, constitutes the entire Business Associate Agreement between the Parties hereto and together with the Facility Documents (as defined in the Loan Agreement) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all previous written or oral understandings, agreements, negotiations, commitments, and any other writing and communication by or between the Parties with respect to the subject matter hereof.

8.	Interpretation. Any ambiguity in this Business Associate Agreement shall be resolved in favor of a meaning that permits CHS Entity to comply with the HIPAA Rules. The provisions of this Business Associate Agreement shall prevail over the provisions of any other Business Associate Agreement that exists between the Parties that may conflict with, or appear inconsistent with, any provision of this Business Associate Agreement or the HIPAA Rules.

9.	Regulatory References. A citation in this Business Associate Agreement to the Code of Federal Regulations shall mean the cited section as that section may be amended from time to time.

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Agreed to: CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:
(Authorized Signature)

Name:

Title:

Date:

By:
(Authorized Signature)

Name:

Title:

Date:

Signature Page to Business Associate Agreement

(Administrative Agent)

Agreed to: CHS Receivables Funding, LLC

By:
(Authorized Signature)

Name:

Title:

Date:

Community Health Systems Professional Service Corporation

By:
(Authorized Signature)

Name:

Title:

Date:

Signature Page to Business Associate Agreement

(Administrative Agent)

EXHIBIT D

FORM OF MONTHLY REPORT

Separately provided.

Ex. D-1